                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07873

                            Nuveen Municipal Trust
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                        Date of fiscal year end: April 30
                                                 --------

                    Date of reporting period: October 31, 2005
                                              ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Semiannual Report dated
                                               October 31, 2005
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen High Yield Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund

[LOGO] Nuveen Investments

[PHOTO]



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                                      OR
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Nuveen Investments.
[LOGO]

                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Fund Spotlight sections of this report.

With long-term interest rates still historically low, many have begun to wonder if interest rates will continue to rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. St. Paul Travelers recently sold the balance of its Nuveen shares to Nuveen or to others. These transactions had and will continue to have no impact on the investment objectives or management of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

December 20, 2005



       "No one knows what the future will bring, which is why we think a well-balanced portfolio . . . is an important component in achieving your long-term financial goals."


                           Semiannual Report  Page 1

  Portfolio Managers' Comments

  In the following discussion, portfolio managers John Miller, Tom Futrell, Bill Fitzgerald, and Dan Solender examine key investment strategies, and the performance of the Funds. John Miller, who has 12 years of investment experience with Nuveen Investments, has managed the Nuveen High Yield Municipal Bond Fund since 2000. Tom Futrell has 23 years of investment experience and has managed the Nuveen All-American Municipal Bond Fund since 2003. Bill Fitzgerald has managed the Nuveen Intermediate Duration Municipal Bond Fund since 2003 and has 18 years of investment experience. Dan Solender has managed the Nuveen Limited Term Municipal Bond Fund since 2003 and the Nuveen Insured Municipal Bond Fund since 2004. Dan has 19 years of investment experience.

--------------------------------------------------------------------------------
How did the Funds perform during the six months ended October 31, 2005?

The table on the next page provides total-return performance information for the five Funds for the six-month, one-year, five-year, and 10-year periods ended October 31, 2005. Each Fund's total-return performance is compared to its corresponding Lipper peer fund category and relevant Lehman Brothers index. The reasons for each Fund's variance from its Lipper category and Lehman Brothers index are discussed later in the report. During the reporting period, municipal bond interest rates rose, particularly for short- and intermediate-term bonds, which caused bond values to fall.

What strategies were used to manage the Funds during the six months ended October 31, 2005? How did these strategies influence performance throughout the period?

All Nuveen municipal bond portfolios are managed with input from Nuveen's experienced research team. That input aside, the Funds' recent performance varied due to their differing investment objectives and a variety of unique circumstances. We outline some of these circumstances below, as well as provide more information about our management in response to these circumstances.

Nuveen High Yield Municipal Bond Fund

The Nuveen High Yield Municipal Bond Fund enjoyed strong performance during the period, gaining 2.88 percent (Class A shares at net asset value). The Fund outpaced both the Lehman Brothers High Yield Municipal Bond Index and the Lipper High Yield Municipal Debt Funds category average. We benefited from strong security selection, as a number of favorable developments helped bonds in the portfolio. For example, one of our large holdings, Pocahontas Parkway Toll Road bonds, gained substantially in price as traffic on this Virginia highway increased, resulting in increased revenues. The bonds rose further after a private company offered to buy the road - a scenario welcomed by investors, who anticipated a possible credit upgrade or bond pre-refunding. The Fund also gained when several of our charter school bonds, such as Pointe Education Services in Arizona and Excel Academy in Colorado, were pre-refunded and saw substantial price appreciation.

Another positive influence came from our added exposure to sectors of the high-yield municipal market that were outperforming and our underweighting in sectors that were struggling. For example, we were overweighted in hospital bonds, which benefited from favorable trends that included higher utilization levels stemming from an aging population and stable reimbursement rates from insurance providers and the Medicare and Medicaid programs. Also helping performance was our exposure to community development district (CCD) bonds, which rose on strong home sales and appreciating land values.

We continued to follow a consistent, bottom-up security-selection process. Through comprehensive

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                           Semiannual Report  Page 2

Class A Shares--
Average Annual Total Returns as of 10/31/05
--------------------------------------------------------------------------------

                                       Cumulative    Average Annual
                                        6-Month   ---------------------
                                                  1-Year 5-Year 10-Year
                                       -          ---------------------
         Nuveen High Yield
           Municipal Bond Fund
           A Shares at NAV                  2.88%  8.21%  9.70%     N/A
           A Shares at Offer               -1.45%  3.65%  8.76%     N/A
         Lipper High Yield Municipal
           Debt Funds Category
           Average/1/                       1.89%  5.92%  5.98%   5.09%
         Lehman Brothers High Yield
           Municipal Bond Index/2/          2.12%  9.41%  7.27%   6.38%
         --------------------------------------------------------------

         Nuveen All-American
           Municipal Bond Fund
           A Shares at NAV                  0.77%  2.75%  5.78%   5.48%
           A Shares at Offer               -3.44% -1.60%  4.88%   5.03%
         Lipper General Municipal
           Debt Funds Category
           Average/3/                       0.43%  2.07%  5.16%   4.92%
         Lehman Brothers Municipal
           Bond Index/4/                    0.59%  2.54%  5.98%   5.85%
         --------------------------------------------------------------

         Nuveen Insured Municipal
           Bond Fund
           A Shares at NAV                  0.30%  1.74%  5.28%   5.07%
           A Shares at Offer               -3.88% -2.55%  4.39%   4.63%
         Lipper Insured Municipal Debt
           Funds Category Average/5/        0.08%  1.36%  5.05%   4.83%
         Lehman Brothers Insured
           Municipal Bond Index/6/          0.40%  2.43%  6.26%   6.01%
         --------------------------------------------------------------


                                     Cumulative    Average Annual
                                      6-Month   ---------------------
                                                1-Year 5-Year 10-Year
                                     -          ---------------------

           Nuveen Intermediate
             Duration Municipal Bond
             Fund
             A Shares at NAV              0.49%  2.07%  4.77%   4.96%
             A Shares at Offer           -2.51% -1.03%  4.14%   4.64%
           Lipper General Municipal
             Debt Funds Category
             Average/3/                   0.43%  2.07%  5.16%   4.92%
           Lehman Brothers 7-Year
             Municipal Bond Index/7/     -0.19%  0.65%  5.39%   5.31%
           ----------------------------------------------------------

           Nuveen Limited Term
             Municipal Bond Fund
             A Shares at NAV              0.40%  0.82%  4.14%   4.22%
             A Shares at Offer           -2.14% -1.71%  3.61%   3.96%
           Lipper Short-Intermediate
             Municipal Debt Funds
             Category Average/8/          0.46%  0.64%  3.89%   3.90%
           Lehman Brothers 5-Year
             Municipal Bond Index/9/      0.23%  0.47%  4.89%   4.86%
           ----------------------------------------------------------



Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge (3.0% for the Nuveen Intermediate Duration Municipal Bond Fund and 2.50% for the Nuveen Limited Term Municipal Bond Fund). Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call
(800) 257-8787.

--------------------------------------------------------------------------------

1The Lipper peer group returns represent the average annualized total return of the 82, 78, 69 and 35 funds in the Lipper High Yield Municipal Debt Funds Category for the respective six-month, one-, five, and ten-year periods ended October 31, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index composed of municipal bonds rated below BBB/Baa and does not reflect any initial or ongoing expenses. An index is not available for direct investment.
3The Lipper peer group returns represent the average annualized total return of the 272, 267, 221 and 144 funds in the Lipper General Municipal Debt Funds Category for the respective six-month, one-, five, and ten-year periods ended October 31, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
4The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.
5The Lipper peer group returns represent the average annualized total return of the 53, 53, 47 and 38 funds in the Lipper Insured Municipal Debt Funds Category for the respective six-month, one-, five, and ten-year periods ended October 31, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
6The Lehman Brothers Insured Municipal Bond Index is an unmanaged index composed of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA. An index is not available for direct investment.
7The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This index more closely compares to the duration of the bonds in the Fund's portfolio. An index is not available for direct investment.
8The Lipper peer group returns represent the average annualized total return of the 49, 49, 29 and 222 funds in the Lipper Short-Intermediate Municipal Debt Funds Category for the respective six-month, one-, five, and ten-year periods ended October 31, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
9The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This index more closely compares to the duration of the bonds in the Fund's portfolio. An index is not available for direct investment.

                           Semiannual Report  Page 3
fundamental credit research, we sought to capitalize on the inefficiencies of the municipal bond market by purchasing municipal debt trading for less than we believed it was worth. During the past six months, we favored bonds that we believed would be relatively resilient in the event of a potential economic slowdown. Although the economy continues to grow, it is facing several significant challenges, including rate hikes from the Federal Reserve and higher energy prices. We believe it is prudent to invest with these potential risks to the economy in mind. Accordingly, recent bond purchases focused on the health care, education, and CCD sectors. In particular, we favored issuers we believed could continue to provide stable revenue streams even if the economy were to slow.

Nuveen All-American Municipal Bond Fund

The Nuveen All-American Municipal Bond Fund performed well relative to the market during the past six months, returning 0.77 percent (Class A shares at net asset value). This performance beat both the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds category average.

The Fund was helped by its exposure to lower-rated bonds, which rose as credit spreads narrowed further during the period. As of October 31, 2005, 7.4 percent of the portfolio was held in below-investment-grade or non-rated bonds. The
Fund benefited particularly from its position in Detroit Medical Center bonds, which were rated BB- and continued to gain in value despite the general declines in bond values during the period. Tobacco securitization bonds also added to performance, as did those securities that were advance refunded and gained sharply in price. By contrast, the Fund was hampered somewhat by some of its holdings in inverse-floating-rate bonds, whose interest payments vary inversely with short-term interest rates, and which effectively represent a leveraged investment in longer-term bonds. With the dramatic rise in short- and longer-term interest rates, these "inverse floaters" did not perform well on a total-return basis, although they continued to generate strong levels of income.

Throughout the past six months, our management approach was to continue to seek to improve the Fund's credit quality and structure without disrupting the portfolio's overall makeup, which we generally liked, or negatively influencing its yield or total-return prospects. Trading activity, which was relatively modest during the period, centered on opportunities in both the secondary and primary municipal markets. In particular, we favored premium-coupon noncallable bonds in the 20- to 25-year part of the yield curve, which we believed offered the best value potential for our shareholders.

Nuveen Insured Municipal Bond Fund

During the six-month reporting period, the Nuveen Insured Municipal Bond Fund gained 0.30 percent (Class A shares at net asset value), beating the Lipper Insured Municipal Debt Funds category average but modestly trailing the national Lehman Brothers Insured Municipal Bond Index. The Fund's duration, its sensitivity to changes in interest rates, was slightly longer than that of the peer group average. This positioning detracted modestly from performance as interest rates rose and bond prices generally fell. However, positive security selection had a favorable impact on results. In particular, the pre-refunding of some of our housing bonds led to significant price appreciation for these securities.

Throughout the period, our management strategy emphasized the purchase of high-quality insured bonds in the 15- to 20-year part of the yield curve, which we believed offered our investors the best tradeoff of risk and reward. We also favored specialty-state bonds - securities issued by high-tax states that tend to benefit from strong demand for tax-exempt investments. During the period, yields on these bonds were comparable to those issued by non-specialty states, even as the specialty-state bonds offered better liquidity. A third focus was on improving the Fund's call protection - a desirable strategy, we believed, given the increased likelihood of bond calls in a rising-rate environment.


                           Semiannual Report  Page 4

During the period, the Fund owned a significant weighting in escrowed bonds, many of which offered very short durations. We sought to reduce that weighting because we did not expect these shorter-maturity bonds to perform well in line with rising rates. Even as we were selling these holdings, however, additional bonds already in the portfolio were being pre-refunded, as investors sought to take advantage of still-favorable interest-rate conditions. Our efforts to reduce our weighting in escrowed bonds were still in place as the period came to a close.

Nuveen Intermediate Duration Municipal Bond Fund

The Nuveen Intermediate Duration Municipal Bond Fund gained 0.49 percent (Class A shares at net asset value) during the past six months. The Fund outperformed both the Lipper General Municipal Debt Funds category average as well as the Lehman Brothers 7-Year Municipal Bond Index. This favorable relative performance can be attributed in part to our overweighting of lower-investment-grade-rated bonds - specifically, those with BBB and A credit ratings. Both groups continued to benefit from slightly narrowing credit spreads (the differences in yields between lower-rated bonds and the generally lower yields on higher-rated bonds) and widespread debt refinancings. Michigan Hospital for Detroit Medical Center bonds were particularly strong performers, as the issuer saw dramatic improvements in its operations during the period.

The Fund also benefited from its sector allocation. Overweight positions in healthcare, housing, tobacco, and utilities particularly helped. By contrast, our overweighting in insured bonds detracted from performance as that category lost ground, while our underweighting in the strong-performing industrial development revenue bond sector hurt on a relative basis.

During the past six months, we sought to maintain existing holdings and invest in new bonds that we believed were refunding candidates. Many issuers, particularly local governments and health care institutions, continue to face tight financial conditions and look aggressively for ways to refinance outstanding high-interest debt. We also modified our yield curve strategy during the period, reducing our position in bonds with seven- to nine-year maturities and adding to our holdings in longer-dated securities. Specifically, we believed that particular value for our shareholders could be found in both the 10- and the 18- to 20-year parts of the intermediate yield curve.

Nuveen Limited Term Municipal Bond Fund

The Nuveen Limited Term Municipal Bond Fund gained 0.40 percent (Class A shares at net asset value) during the past six months. This result outpaced the Lehman Brothers 5-Year Municipal Bond Index but slightly trailed the Lipper Short-Intermediate Municipal Debt Funds category average. The Fund benefited greatly from its weighting in BBB-rated and non-rated bonds, both of which performed well as credit spreads (the differences in yields between lower-rated bonds and the generally lower yields on higher-rated bonds) continued to tighten and investors seemingly remained comfortable with the credit risk of lower-rated securities. By contrast, the Fund's average maturity and duration were slightly longer than those of the Lipper peer group. This positioning hurt performance as shorter bonds tended to outperform their somewhat longer counterparts during the period.

We sought to maintain the Fund's overweighting in A-rated and BBB-rated bonds. Despite the tightening of credit spreads in recent years, we still believed that lower-rated bonds offered attractive enough yields to make new purchases in these categories worthwhile. The Fund had been heavily overweighted in the four- to five-year part of the yield curve. During the period, however, we preferred to sell bonds in this area while buying bonds with two- to three-year maturities. In our opinion, this strategy made sense because a flattening yield curve provided little income benefit to investing in longer-dated limited-term bonds.


                           Semiannual Report  Page 5

As in the Nuveen Insured Municipal Bond Fund, we also looked to take advantage of specialty-state bonds during the period. Declining yield spreads between specialty-state and non-specialty-state bonds provided us with the opportunity to purchase these highly liquid bonds without sacrificing much, if any, income. We also believed these bonds had the potential to maintain more of their value if short-term interest rates continue to rise, as expected.

Dividend Information

During the reporting period, the Nuveen All-American, Insured and Limited Term Municipal Bond Funds maintained their dividend while the Nuveen High Yield and Intermediate Duration Municipal Bond Funds experienced a reduction in their dividends. The reduction in dividends was brought about by bonds in the portfolio being called or retired and the proceeds subsequently reinvested in the relatively low current interest rate environment.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income, as dividends to shareholders. As of October 31, 2005, the Nuveen High Yield Municipal Bond Fund, Nuveen All-American Municipal Bond Fund and Nuveen Insured Municipal Bond Fund, had negative UNII for financial statement purposes and positive UNII for tax purposes while Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund had positive UNII for both financial statement and tax purposes.


                           Semiannual Report  Page 6

  Fund Spotlight as of 10/31/05            Nuveen High Yield Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $21.90   $21.88   $21.89   $21.91
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0920  $0.0785  $0.0820  $0.0955
      --------------------------------------------------------------------
      Latest Capital Gain and
       Ordinary Income Distribution/2/  $0.0117  $0.0117  $0.0117  $0.0117
      --------------------------------------------------------------------
      Inception Date                    6/07/99  6/07/99  6/07/99  6/07/99
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge
(CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 10/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           8.21%  3.65%
                 ---------------------------------------------
                 5-Year                           9.70%  8.76%
                 ---------------------------------------------
                 Since Inception                  7.64%  6.91%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           7.47%  3.47%
                 ---------------------------------------------
                 5-Year                           8.90%  8.76%
                 ---------------------------------------------
                 Since Inception                  6.84%  6.84%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.68%
                 ---------------------------------------------
                 5-Year                           9.11%
                 ---------------------------------------------
                 Since Inception                  7.05%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           8.46%
                 ---------------------------------------------
                 5-Year                           9.92%
                 ---------------------------------------------
                 Since Inception                  7.85%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                5.04%  4.83%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              4.95%  4.74%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    6.88%  6.58%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.31%
                 ---------------------------------------------
                 SEC 30-Day Yield                 4.20%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.83%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.50%
                 ---------------------------------------------
                 SEC 30-Day Yield                 4.40%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      6.11%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                5.23%
                 ---------------------------------------------
                 SEC 30-Day Yield                 5.15%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      7.15%
                 ---------------------------------------------

                        Average Annual Total Returns as of 9/30/05
                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                 9.83%      5.22%
                        ------------------------------------------
                        5-Year                10.01%      9.08%
                        ------------------------------------------
                        Since Inception        7.80%      7.07%
                        ------------------------------------------
                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                 8.99%      4.99%
                        ------------------------------------------
                        5-Year                 9.20%      9.06%
                        ------------------------------------------
                        Since Inception        7.00%      7.00%
                        ------------------------------------------
                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                 9.25%
                        ------------------------------------------
                        5-Year                 9.41%
                        ------------------------------------------
                        Since Inception        7.22%
                        ------------------------------------------
                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                10.04%
                        ------------------------------------------
                        5-Year                10.23%
                        ------------------------------------------
                        Since Inception        8.02%
                        ------------------------------------------

          Portfolio Statistics
          Net Assets ($000)                                $2,315,224
          -----------------------------------------------------------
          Average Effective Maturity on Securities (Years)      21.75
          -----------------------------------------------------------
          Average Duration                                       7.15
          -----------------------------------------------------------

--------------------------------------------------------------------------------
1Paid November 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2005.
2Paid December 3, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's Policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

                           Semiannual Report  Page 7

  Fund Spotlight as of 10/31/05            Nuveen High Yield Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

AAA/U.S. Guaranteed         8.3%
AA                          1.2%
A                           1.9%
BBB                        19.2%
BB or Lower                23.8%
NR                         45.6%


                    Sectors/1/
                    Tax Obligation/Limited            26.7%
                    ---------------------------------------
                    Healthcare                        16.7%
                    ---------------------------------------
                    Utilities                          9.5%
                    ---------------------------------------
                    Education and Civic Organizations  8.6%
                    ---------------------------------------
                    Industrials                        6.7%
                    ---------------------------------------
                    Transportation                     5.6%
                    ---------------------------------------
                    Materials                          5.4%
                    ---------------------------------------
                    Consumer Staples                   4.7%
                    ---------------------------------------
                    Long-Term Care                     3.8%
                    ---------------------------------------
                    Other                             12.3%
                    ---------------------------------------

                              States/1/
                              California    14.9%
                              -------------------
                              Florida        8.5%
                              -------------------
                              Colorado       7.6%
                              -------------------
                              Illinois       6.1%
                              -------------------
                              Virginia       5.1%
                              -------------------
                              Michigan       5.0%
                              -------------------
                              Texas          4.6%
                              -------------------
                              Pennsylvania   4.6%
                              -------------------
                              New York       4.5%
                              -------------------
                              Nevada         3.4%
                              -------------------
                              Louisiana      2.9%
                              -------------------
                              Ohio           2.7%
                              -------------------
                              Alabama        2.4%
                              -------------------
                              Arizona        2.3%
                              -------------------
                              Massachusetts  2.0%
                              -------------------
                              New Jersey     2.0%
                              -------------------
                              Montana        1.8%
                              -------------------
                              Other         19.6%
                              -------------------

1As a percentage of total holdings as of October 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (5/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (10/31/05)   $1,028.80 $1,025.00 $1,026.00 $1,029.70 $1,020.87 $1,017.09 $1,018.10 $1,021.88
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.40 $    8.22 $    7.20 $    3.38 $    4.38 $    8.19 $    7.17 $    3.36
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .86%, 1.61%, 1.41% and .66% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                           Semiannual Report  Page 8

  Fund Spotlight as of 10/31/05          Nuveen All-American Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.87   $10.89   $10.87   $10.91
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0410  $0.0340  $0.0355  $0.0425
         --------------------------------------------------------------
         Inception Date             10/03/88  2/05/97  6/02/93  2/06/97
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 10/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           2.75% -1.60%
                 ---------------------------------------------
                 5-Year                           5.78%  4.88%
                 ---------------------------------------------
                 10-Year                          5.48%  5.03%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           1.97% -1.96%
                 ---------------------------------------------
                 5-Year                           5.01%  4.85%
                 ---------------------------------------------
                 10-Year                          4.89%  4.89%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           2.14%
                 ---------------------------------------------
                 5-Year                           5.22%
                 ---------------------------------------------
                 10-Year                          4.90%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           3.00%
                 ---------------------------------------------
                 5-Year                           6.02%
                 ---------------------------------------------
                 10-Year                          5.68%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                4.53%  4.33%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.45%  3.30%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    4.79%  4.58%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.75%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.70%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      3.75%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.92%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.90%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.03%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.67%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.65%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      5.07%
                 ---------------------------------------------

                            Average Annual Total Returns as of 9/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            4.47%        0.11%
                            ------------------------------------------
                            5-Year            6.11%        5.20%
                            ------------------------------------------
                            10-Year           5.73%        5.27%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            3.77%       -0.23%
                            ------------------------------------------
                            5-Year            5.32%        5.15%
                            ------------------------------------------
                            10-Year           5.13%        5.13%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            3.86%
                            ------------------------------------------
                            5-Year            5.51%
                            ------------------------------------------
                            10-Year           5.14%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            4.72%
                            ------------------------------------------
                            5-Year            6.31%
                            ------------------------------------------
                            10-Year           5.91%
                            ------------------------------------------

                                 Portfolio Statistics
                                 Net Assets ($000)                                $354,441
                                 ---------------------------------------------------------
                                 Average Effective Maturity on Securities (Years)    15.52
                                 ---------------------------------------------------------
                                 Average Duration                                     5.96
                                 ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid November 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2005.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's Policy permitting waiver of the A Share load in certain specified circumstances.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

                           Semiannual Report  Page 9

  Fund Spotlight as of 10/31/05          Nuveen All-American Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

AAA/U.S. Guaranteed         53.6%
AA                          16.1%
A                           12.1%
BBB                         10.8%
BB or Lower                  3.3%
NR                           4.1%


                    Sectors/1/
                    Utilities                         17.5%
                    ---------------------------------------
                    Healthcare                        13.0%
                    ---------------------------------------
                    Tax Obligation/General            12.3%
                    ---------------------------------------
                    U.S. Guaranteed                   12.3%
                    ---------------------------------------
                    Tax Obligation/Limited            11.9%
                    ---------------------------------------
                    Transportation                    10.7%
                    ---------------------------------------
                    Education and Civic Organizations  6.8%
                    ---------------------------------------
                    Consumer Staples                   4.2%
                    ---------------------------------------
                    Other                             11.3%
                    ---------------------------------------

States/1/

                              New York       12.5%
                              --------------------
                              Texas           8.5%
                              --------------------
                              California      8.1%
                              --------------------
                              Illinois        7.3%
                              --------------------
                              Tennessee       5.4%
                              --------------------
                              Washington      4.5%
                              --------------------
                              Michigan        3.6%
                              --------------------
                              Massachusetts   3.5%
                              --------------------
                              Pennsylvania    3.5%
                              --------------------
                              Florida         3.4%
                              --------------------
                              Indiana         3.4%
                              --------------------
                              New Hampshire   3.2%
                              --------------------
                              Alabama         3.0%
                              --------------------
                              Wisconsin       2.7%
                              --------------------
                              South Carolina  2.6%
                              --------------------
                              Maryland        2.1%
                              --------------------
                              New Jersey      2.0%
                              --------------------
                              Connecticut     1.9%
                              --------------------
                              Other          18.8%
                              --------------------

1As a percentage of total holdings as of October 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (5/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (10/31/05)   $1,007.70 $1,003.80 $1,004.70 $1,008.50 $1,021.22 $1,017.44 $1,018.45 $1,022.23
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.00 $    7.78 $    6.77 $    2.99 $    4.02 $    7.83 $    6.82 $    3.01
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .79%, 1.54%, 1.34% and .59% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Semiannual Report  Page 10

--------------------------------------------------------------------------------
  Fund Spotlight as of 10/31/05               Nuveen Insured Municipal Bond Fund
================================================================================

   Quick Facts
                                          A Shares B Shares C Shares R Shares
   --------------------------------------------------------------------------
   NAV                                      $10.85   $10.86   $10.78   $10.83
   --------------------------------------------------------------------------
   Latest Monthly Dividend/1/              $0.0375  $0.0305  $0.0320  $0.0390
   --------------------------------------------------------------------------
   Latest Ordinary Income Distribution/2/  $0.0032  $0.0032  $0.0032  $0.0032
   --------------------------------------------------------------------------
   Inception Date                          9/06/94  2/04/97  9/07/94 12/22/86
   --------------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales changes and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 10/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           1.74% -2.55%
                 ---------------------------------------------
                 5-Year                           5.28%  4.39%
                 ---------------------------------------------
                 10-Year                          5.07%  4.63%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           0.97% -2.93%
                 ---------------------------------------------
                 5-Year                           4.51%  4.34%
                 ---------------------------------------------
                 10-Year                          4.46%  4.46%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.15%
                 ---------------------------------------------
                 5-Year                           4.73%
                 ---------------------------------------------
                 10-Year                          4.50%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           2.01%
                 ---------------------------------------------
                 5-Year                           5.51%
                 ---------------------------------------------
                 10-Year                          5.29%
                 ---------------------------------------------

                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.15%  3.97%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.46%  3.32%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    4.81%  4.61%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.37%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.71%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.76%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.56%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.91%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.04%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.32%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.66%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.08%
                 ---------------------------------------------

                            Average Annual Total Returns as of 9/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            3.26%       -1.11%
                            ------------------------------------------
                            5-Year            5.63%        4.73%
                            ------------------------------------------
                            10-Year           5.37%        4.91%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            2.48%       -1.48%
                            ------------------------------------------
                            5-Year            4.84%        4.67%
                            ------------------------------------------
                            10-Year           4.74%        4.74%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            2.76%
                            ------------------------------------------
                            5-Year            5.08%
                            ------------------------------------------
                            10-Year           4.79%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            3.53%
                            ------------------------------------------
                            5-Year            5.86%
                            ------------------------------------------
                            10-Year           5.59%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $867,455
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    17.12
           ---------------------------------------------------------
           Average Duration                                     5.99
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid November 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2005.
2Paid December 3, 2004. Ordinary income is subject to federal taxation. 3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's Policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

                          Semiannual Report  Page 11

  Fund Spotlight as of 10/31/05               Nuveen Insured Municipal Bond Fund

================================================================================

Bond Credit Quality/1/

           [CHART]


Insured                   100.0%


The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

                    Sectors/1/
                    U.S. Guaranteed                   16.7%
                    ---------------------------------------
                    Transportation                    16.5%
                    ---------------------------------------
                    Tax Obligation/General            15.9%
                    ---------------------------------------
                    Tax Obligation/Limited            15.7%
                    ---------------------------------------
                    Water and Sewer                    8.4%
                    ---------------------------------------
                    Healthcare                         7.4%
                    ---------------------------------------
                    Education and Civic Organizations  7.2%
                    ---------------------------------------
                    Utilities                          5.3%
                    ---------------------------------------
                    Housing/Multifamily                5.2%
                    ---------------------------------------
                    Other                              1.7%
                    ---------------------------------------

States/1/

                              California     13.4%
                              --------------------
                              Michigan        8.1%
                              --------------------
                              Washington      7.9%
                              --------------------
                              Texas           7.0%
                              --------------------
                              Illinois        5.3%
                              --------------------
                              Indiana         5.1%
                              --------------------
                              Alabama         4.7%
                              --------------------
                              Colorado        4.5%
                              --------------------
                              Pennsylvania    4.3%
                              --------------------
                              Florida         4.2%
                              --------------------
                              New York        4.1%
                              --------------------
                              Tennessee       3.1%
                              --------------------
                              Georgia         2.7%
                              --------------------
                              South Carolina  2.4%
                              --------------------
                              New Jersey      2.4%
                              --------------------
                              Massachusetts   2.1%
                              --------------------
                              Other          18.7%
                              --------------------

1As a percentage of total holdings as of October 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (5/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (10/31/05)   $1,003.00 $  999.20 $1,000.90 $1,004.80 $1,021.22 $1,017.44 $1,018.45 $1,022.23
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    3.99 $    7.76 $    6.76 $    2.98 $    4.02 $    7.83 $    6.82 $    3.01
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .79%, 1.54%, 1.34% and .59% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Semiannual Report  Page 12

  Fund Spotlight as of 10/31/05 Nuveen Intermediate Duration Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                 $8.98    $9.00    $9.00    $9.00
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0270  $0.0210  $0.0225  $0.0285
      --------------------------------------------------------------------
      Latest Capital Gain and
       Ordinary Income Distribution/2/  $0.1336  $0.1336  $0.1336  $0.1336
      --------------------------------------------------------------------
      Inception Date                    6/13/95  2/07/97  6/13/95 11/29/76
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 10/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           2.07% -1.03%
                 ---------------------------------------------
                 5-Year                           4.77%  4.14%
                 ---------------------------------------------
                 10-Year                          4.96%  4.64%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           1.38% -2.51%
                 ---------------------------------------------
                 5-Year                           4.00%  3.83%
                 ---------------------------------------------
                 10-Year                          4.35%  4.35%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.58%
                 ---------------------------------------------
                 5-Year                           4.23%
                 ---------------------------------------------
                 10-Year                          4.36%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           2.38%
                 ---------------------------------------------
                 5-Year                           4.99%
                 ---------------------------------------------
                 10-Year                          5.18%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                3.61%  3.50%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.38%  3.28%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    4.69%  4.56%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                2.80%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.63%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.65%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.00%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.83%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.93%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.80%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.58%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.97%
                 ---------------------------------------------

                            Average Annual Total Returns as of 9/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            3.43%        0.28%
                            ------------------------------------------
                            5-Year            5.09%        4.46%
                            ------------------------------------------
                            10-Year           5.17%        4.85%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            2.62%       -1.32%
                            ------------------------------------------
                            5-Year            4.33%        4.16%
                            ------------------------------------------
                            10-Year           4.57%        4.57%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            2.93%
                            ------------------------------------------
                            5-Year            4.55%
                            ------------------------------------------
                            10-Year           4.58%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            3.63%
                            ------------------------------------------
                            5-Year            5.31%
                            ------------------------------------------
                            10-Year           5.39%
                            ------------------------------------------

          Portfolio Statistics
          Net Assets ($000)                                $2,567,451
          -----------------------------------------------------------
          Average Effective Maturity on Securities (Years)      10.19
          -----------------------------------------------------------
          Average Duration                                       4.69
          -----------------------------------------------------------

--------------------------------------------------------------------------------
1Paid November 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2005.
2Paid December 3, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's Policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

                          Semiannual Report  Page 13

  Fund Spotlight as of 10/31/05 Nuveen Intermediate Duration Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed             57.2%
AA                              13.8%
A                               13.2%
BBB                             12.5%
BB or Lower                      2.4%
NR                               0.9%



                          Sectors/1/
                          Tax Obligation/Limited 21.4%
                          ----------------------------
                          Utilities              14.2%
                          ----------------------------
                          Healthcare             13.7%
                          ----------------------------
                          Tax Obligation/General 12.8%
                          ----------------------------
                          U.S. Guaranteed        12.0%
                          ----------------------------
                          Transportation          7.6%
                          ----------------------------
                          Water and Sewer         4.8%
                          ----------------------------
                          Consumer Staples        4.7%
                          ----------------------------
                          Other                   8.8%
                          ----------------------------

States/1/

                           New York             12.7%
                           --------------------------
                           California           11.3%
                           --------------------------
                           Illinois             10.8%
                           --------------------------
                           Massachusetts         7.4%
                           --------------------------
                           Texas                 6.3%
                           --------------------------
                           Michigan              5.0%
                           --------------------------
                           Puerto Rico           4.5%
                           --------------------------
                           Wisconsin             4.4%
                           --------------------------
                           Washington            3.9%
                           --------------------------
                           North Carolina        3.1%
                           --------------------------
                           Alabama               2.8%
                           --------------------------
                           Florida               2.8%
                           --------------------------
                           New Jersey            2.5%
                           --------------------------
                           Tennessee             2.4%
                           --------------------------
                           District of Columbia  2.2%
                           --------------------------
                           Other                17.9%
                           --------------------------

1As a percentage of total holdings as of October 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (5/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (10/31/05)   $1,004.90 $1,002.00 $1,003.00 $1,007.00 $1,021.42 $1,017.64 $1,018.65 $1,022.43
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period       $3.79     $7.57     $6.56     $2.78     $3.82     $7.63     $6.61     $2.80
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .75%, 1.50%, 1.30% and .55% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Semiannual Report  Page 14

--------------------------------------------------------------------------------
  Fund Spotlight as of 10/31/05          Nuveen Limited Term Municipal Bond Fund

================================================================================

       Quick Facts
                                              A Shares C Shares R Shares
       -----------------------------------------------------------------
       NAV                                      $10.63   $10.60   $10.58
       -----------------------------------------------------------------
       Latest Monthly Dividend/1/              $0.0290  $0.0260  $0.0310
       -----------------------------------------------------------------
       Latest Ordinary Income Distribution/2/  $0.0003  $0.0003  $0.0003
       -----------------------------------------------------------------
       Inception Date                         10/19/87 12/01/95  2/06/97
       -----------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class C and R shares are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 2.5% maximum sales charge. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                   Average Annual Total Returns as of 10/31/05
                   A Shares                         NAV  Offer
                   -------------------------------------------
                   1-Year                         0.82% -1.71%
                   -------------------------------------------
                   5-Year                         4.14%  3.61%
                   -------------------------------------------
                   10-Year                        4.22%  3.96%
                   -------------------------------------------

                   C Shares                         NAV
                   -------------------------------------------
                   1-Year                         0.39%
                   -------------------------------------------
                   5-Year                         3.78%
                   -------------------------------------------
                   10-Year                        3.85%
                   -------------------------------------------
                   R Shares                         NAV
                   -------------------------------------------
                   1-Year                         0.96%
                   -------------------------------------------
                   5-Year                         4.35%
                   -------------------------------------------
                   10-Year                        4.38%
                   -------------------------------------------

                   Tax-Free Yields
                   A Shares                         NAV  Offer
                   -------------------------------------------
                   Dividend Yield/3/              3.27%  3.19%
                   -------------------------------------------
                   SEC 30-Day Yield/4/            3.11%  3.03%
                   -------------------------------------------
                   Taxable-Equivalent Yield/4,5/  4.32%  4.21%
                   -------------------------------------------
                   C Shares                         NAV
                   -------------------------------------------
                   Dividend Yield/3/              2.94%
                   -------------------------------------------
                   SEC 30-Day Yield               2.76%
                   -------------------------------------------
                   Taxable-Equivalent Yield/5/    3.83%
                   -------------------------------------------
                   R Shares                         NAV
                   -------------------------------------------
                   Dividend Yield/3/              3.52%
                   -------------------------------------------
                   SEC 30-Day Yield               3.30%
                   -------------------------------------------
                   Taxable-Equivalent Yield/5/    4.58%
                   -------------------------------------------

                             Average Annual Total Returns as of 9/30/05
                             A Shares          NAV         Offer
                             ------------------------------------------
                             1-Year          1.67%        -0.89%
                             ------------------------------------------
                             5-Year          4.38%         3.85%
                             ------------------------------------------
                             10-Year         4.34%         4.08%
                             ------------------------------------------
                             C Shares          NAV
                             ------------------------------------------
                             1-Year          1.33%
                             ------------------------------------------
                             5-Year          4.00%
                             ------------------------------------------
                             10-Year         3.98%
                             ------------------------------------------
                             R Shares          NAV
                             ------------------------------------------
                             1-Year          1.90%
                             ------------------------------------------
                             5-Year          4.57%
                             ------------------------------------------
                             10-Year         4.50%
                             ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $800,280
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)     4.65
           ---------------------------------------------------------
           Average Duration                                     3.80
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid November 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2005.
2Paid December 3, 2004. Ordinary income is subject to federal taxation. 3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's Policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

                          Semiannual Report  Page 15

  Fund Spotlight as of 10/31/05          Nuveen Limited Term Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

            [CHART]


AAA/U.S. Guaranteed         43.2%
AA                          16.4%
A                           14.8%
BBB                         20.2%
BB or Lower                  2.1%
NR                           3.3%


Sectors/1/

                    Tax Obligation/Limited            24.3%
                    ---------------------------------------
                    Utilities                         19.2%
                    ---------------------------------------
                    Healthcare                        17.5%
                    ---------------------------------------
                    Tax Obligation/General            13.4%
                    ---------------------------------------
                    Education and Civic Organizations  7.1%
                    ---------------------------------------
                    U.S. Guaranteed                    3.9%
                    ---------------------------------------
                    Transportation                     3.4%
                    ---------------------------------------
                    Other                             11.2%
                    ---------------------------------------

States/1/

                              New York       13.5%
                              --------------------
                              California     11.9%
                              --------------------
                              New Jersey      5.7%
                              --------------------
                              Ohio            4.5%
                              --------------------
                              Massachusetts   4.5%
                              --------------------
                              Virginia        3.9%
                              --------------------
                              Oregon          3.5%
                              --------------------
                              Pennsylvania    3.5%
                              --------------------
                              North Carolina  3.5%
                              --------------------
                              Tennessee       3.4%
                              --------------------
                              Texas           3.1%
                              --------------------
                              Michigan        3.1%
                              --------------------
                              Kentucky        3.0%
                              --------------------
                              South Carolina  2.8%
                              --------------------
                              Florida         2.7%
                              --------------------
                              Illinois        2.6%
                              --------------------
                              Washington      2.5%
                              --------------------
                              Georgia         2.0%
                              --------------------
                              Arizona         1.7%
                              --------------------
                              Other          18.6%
                              --------------------

1As a percentage of total holdings as of October 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                  Hypothetical Performance
                                       Actual Performance       (5% annualized return before expenses)
                                  ----------------------------- --------------------------------------

                                   A Shares  C Shares  R Shares  A Shares     C Shares     R Shares
------------------------------------------------------------------------------------------------------
Beginning Account Value (5/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00    $1,000.00    $1,000.00
------------------------------------------------------------------------------------------------------
Ending Account Value (10/31/05)   $1,004.00 $1,001.40 $1,004.30 $1,021.58    $1,019.81    $1,022.58
------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    3.64 $    5.40 $    2.63 $    3.67    $    5.45    $    2.65
------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .72%,1.07% and .52% for Classes A, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Semiannual Report  Page 16

Shareholder
               Meeting Report

The annual shareholder meeting was held on July 26, 2005, at The Northern Trust Bank, Chicago, Illinois.

---------------------------------------------------------------------------------------------------------------
                                                                                            Nuveen
                                                       Nuveen       Nuveen     Nuveen Intermediate       Nuveen
                                                   High Yield All-American    Insured     Duration Limited Term
                                                    Municipal    Municipal  Municipal    Municipal    Municipal
                                                         Bond         Bond       Bond         Bond         Bond
                                                         Fund         Fund       Fund         Fund         Fund
---------------------------------------------------------------------------------------------------------------
To approve the new investment management agreement
  For                                              66,381,152   27,842,754 49,674,798  179,046,144   68,124,248
  Against                                             601,595      388,987    600,644    2,537,755    1,008,810
  Abstain                                             778,930      324,155  1,092,385    6,000,121    1,263,258
---------------------------------------------------------------------------------------------------------------
Total                                              67,761,677   28,555,896 51,367,827  187,584,020   70,396,316
---------------------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------
                                                                  Nuveen
                                                               Municipal
       Approval of the Board Members was reached as follows:       Trust
       -----------------------------------------------------------------
                      Robert P. Bremner
                        For                                  398,427,563
                        Withhold                               7,238,175
       -----------------------------------------------------------------
                      Total                                  405,665,738
       -----------------------------------------------------------------
                      Lawrence H. Brown
                        For                                  398,217,416
                        Withhold                               7,448,322
       -----------------------------------------------------------------
                      Total                                  405,665,738
       -----------------------------------------------------------------
                      Jack B. Evans
                        For                                  398,396,866
                        Withhold                               7,268,872
       -----------------------------------------------------------------
                      Total                                  405,665,738
       -----------------------------------------------------------------
                      William C. Hunter
                        For                                  398,527,527
                        Withhold                               7,138,211
       -----------------------------------------------------------------
                      Total                                  405,665,738
       -----------------------------------------------------------------
                      David J. Kundert
                        For                                  398,406,200
                        Withhold                               7,259,538
       -----------------------------------------------------------------
                      Total                                  405,665,738
       -----------------------------------------------------------------
                      William J. Schneider
                        For                                  398,427,866
                        Withhold                               7,237,872
       -----------------------------------------------------------------
                      Total                                  405,665,738
       -----------------------------------------------------------------
                      Timothy R. Schwertfeger
                        For                                  398,501,319
                        Withhold                               7,164,419
       -----------------------------------------------------------------
                      Total                                  405,665,738
       -----------------------------------------------------------------

----
17

       -----------------------------------------------------------------
                                                                  Nuveen
                                                               Municipal
       Approval of the Board Members was reached as follows:       Trust
       -----------------------------------------------------------------
                        Judith M. Stockdale
                          For                                398,557,397
                          Withhold                             7,108,341
       -----------------------------------------------------------------
                        Total                                405,665,738
       -----------------------------------------------------------------
                        Eugene S. Sunshine
                          For                                398,391,524
                          Withhold                             7,174,214
       -----------------------------------------------------------------
                        Total                                405,565,738
       -----------------------------------------------------------------

----
18

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND
October 31, 2005

    Principal                                                                Optional Call                      Market
 Amount (000) Description                                                      Provisions* Ratings**             Value
----------------------------------------------------------------------------------------------------------------------
              National - 1.2%

$       4,000 Charter Mac Equity Issuer Trust, Preferred Shares, Series       No Opt. Call        A3 $       4,263,280
               2004A-4, 5.750%, 12/31/45 (Mandatory put 4/30/15)

       14,000 GMAC Municipal Mortgage Trust, Series B-1, 5.600%, 10/31/39     No Opt. Call      Baa1        14,406,280
               (Alternative Minimum Tax) (Mandatory put 10/31/19)

        8,000 GMAC Municipal Mortgage Trust, Series C-1, 5.700%, 10/31/40   4/15 at 100.00      Baa2         7,957,920
               (Alternative Minimum Tax) (Mandatory put 4/30/25)

        1,593 MMA Financial Multifamily Securitization Trust, Class B         No Opt. Call       N/R         1,585,083
               Certificates, Series 2005B, 9.000%, 7/01/40 (Alternative
               Minimum Tax) (Mandatory put 7/01/10)

          604 MMA Financial Multifamily Securitization Trust, Class B         No Opt. Call       N/R           601,065
               Certificates, Series 2005A, 9.000%, 6/01/39 (Alternative
               Minimum Tax) (Mandatory put 12/01/09)
----------------------------------------------------------------------------------------------------------------------
              Alabama - 2.4%

        5,550 Butler Industrial Development Board, Alabama, Solid Waste     9/14 at 100.00       BB+         5,603,835
               Disposal Revenue Bonds, Georgia Pacific Corporation,
               Series 2004, 5.750%, 9/01/28 (Alternative Minimum Tax)

        9,000 Courtland Industrial Development Board, Alabama, Solid       11/14 at 100.00       BBB         8,905,770
               Waste Disposal Revenue Bonds, International Paper Company,
               Series 2004A, 4.750%, 5/01/17

              Prichard Waterworks and Sewer Board, Alabama, Water and
              Sewer Revenue Bonds, Series 2005:
        3,415  4.500%, 8/15/12                                                No Opt. Call      BBB-         3,396,252
       24,600  5.000%, 8/15/35                                             11/15 at 102.00      BBB-        23,287,590

        1,565 Rainbow City Special Healthcare Facilities Financing          1/11 at 102.00       N/R           862,409
               Authority, Alabama, First Mortgage Revenue Bonds, Regency
               Pointe, Series 2001A, 8.125%, 1/01/21

        2,450 Rainbow City Special Healthcare Facilities Financing            No Opt. Call       N/R         1,347,500
               Authority, Alabama, First Mortgage Revenue Bonds, Regency
               Pointe, Series 2001B, 7.250%, 1/01/06

              Sylacauga Health Care Authority, Alabama, Revenue Bonds,
              Coosa Valley Medical Center, Series 2005A:
        1,000  6.000%, 8/01/25                                              8/15 at 100.00       N/R         1,014,630
       10,000  6.000%, 8/01/35                                              8/15 at 100.00       N/R        10,057,500
----------------------------------------------------------------------------------------------------------------------
              Alaska - 0.1%

        2,000 Northern Tobacco Securitization Corporation, Alaska,          6/10 at 100.00       BBB         2,105,960
               Tobacco Settlement Asset-Backed Bonds, Series 2000,
               6.500%, 6/01/31
----------------------------------------------------------------------------------------------------------------------
              Arizona - 2.3%

           40 Arizona Health Facilities Authority, Hospital System         11/09 at 100.00      Baa3            40,758
               Revenue Bonds, Phoenix Children's Hospital, Series 1999A,
               6.250%, 11/15/29

              Arizona Health Facilities Authority, Hospital System
              Revenue Bonds, Phoenix Children's Hospital, Series 2002A:
          150  5.375%, 2/15/18                                              2/12 at 101.00      Baa3           146,238
        1,430  6.250%, 2/15/21                                              2/12 at 101.00      Baa3         1,483,125
        1,000  6.000%, 2/15/32                                              2/12 at 101.00      Baa3         1,019,380

        3,000 Arizona Health Facilities Authority, Revenue Bonds,          11/13 at 101.00       N/R         3,374,430
               American Baptist Estates - Terraces Project, Series 2003A,
               7.750%, 11/15/33

          150 Coconino County, Arizona, Pollution Control Revenue Bonds,      No Opt. Call        B-           146,039
               Nevada Power Company Project, Series 1995E, 5.350%,
               10/01/22

          650 Coconino County, Arizona, Pollution Control Revenue Bonds,   10/06 at 102.00        B-           664,430
               Nevada Power Company Project, Series 1996, 6.375%,
               10/01/36 (Alternative Minimum Tax)

          280 Coconino County, Arizona, Pollution Control Revenue Bonds,   11/05 at 100.00        B-           279,980
               Nevada Power Company Project, Series 1997B, 5.800%,
               11/01/32 (Alternative Minimum Tax)

          958 Estrella Mountain Ranch Community Facilities District,        7/10 at 102.00       N/R         1,054,536
               Goodyear, Arizona, Special Assessment Lien Bonds, Series
               2001A, 7.875%, 7/01/25

              Glendale Industrial Development Authority, Arizona, Revenue
              Bonds, John C. Lincoln Health Network, Series 2005:
        1,400  4.625%, 12/01/26                                            12/15 at 100.00       BBB         1,301,818
        1,185  4.625%, 12/01/27                                            12/15 at 100.00       BBB         1,096,824

----
19

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2005

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 Arizona (continued)
$       1,700     4.700%, 12/01/28                                            12/15 at 100.00       BBB $       1,586,661
          345     4.750%, 12/01/29                                            12/15 at 100.00       BBB           323,127
        1,855     4.750%, 12/01/30                                            12/15 at 100.00       BBB         1,729,825
          200     5.000%, 12/01/35                                            12/15 at 100.00       BBB           197,234

                 Maricopa County, Arizona, Hospital Revenue Bonds, Sun
                 Health Corporation, Series 2005:
        5,405     5.000%, 4/01/16                                              4/15 at 100.00      Baa1         5,551,043
        2,345     5.000%, 4/01/17                                              4/15 at 100.00      Baa1         2,395,793
        2,000     5.000%, 4/01/18                                              4/15 at 100.00      Baa1         2,037,520
        5,000     5.000%, 4/01/35                                              4/15 at 100.00      Baa1         4,933,050

        2,150    Maricopa County Industrial Development Authority, Arizona,   12/06 at 102.00       N/R         2,179,928
                  Solid Waste Disposal Revenue Bonds, Rainbow Valley
                  Landfill Project, Series 1999A, 7.500%, 12/01/20
                  (Alternative Minimum Tax)

        6,720    Maricopa County Industrial Development Authority, Arizona,    1/11 at 103.00       BBB         6,731,760
                  Senior Living Facility Revenue Bonds, Christian Care Mesa
                  II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative
                  Minimum Tax)

                 Phoenix Industrial Development Authority, Arizona,
                 Educational Revenue Bonds, Keystone Montessori School,
                 Series 2004A:
          350     6.375%, 11/01/13                                            11/11 at 103.00       N/R           351,957
          790     7.250%, 11/01/23                                            11/11 at 103.00       N/R           797,142
        1,710     7.500%, 11/01/33                                            11/11 at 103.00       N/R         1,726,553

          550    Pima County Industrial Development Authority, Arizona,       12/14 at 100.00      BBB-           558,393
                  Charter School Revenue Bonds, Noah Webster Basic Schools
                  Inc., Series 2004, 6.125%, 12/15/34

        1,640    Pima County Industrial Development Authority, Arizona,        7/14 at 100.00       N/R         1,688,626
                  Charter School Revenue Bonds, Heritage Elementary School,
                  Series 2004, 7.500%, 7/01/34

        4,700    Pima County Industrial Development Authority, Arizona,        7/14 at 100.00    N/R***         5,749,557
                  Charter School Revenue Bonds, Pointe Educational Services
                  Charter School, Series 2004, 7.500%, 7/01/34 (Pre-refunded to 7/01/14)

                 Tucson Industrial Development Authority, Arizona, Charter
                 School Revenue Bonds, Arizona Agribusiness and Equine
                 Center Charter School, Series 2004A:
        1,620     5.850%, 9/01/24                                              9/14 at 100.00      BBB-         1,634,855
        1,035     6.125%, 9/01/34                                              9/14 at 100.00      BBB-         1,050,401

        1,600    Winslow Industrial Development Authority, Arizona, Hospital   6/08 at 101.00       N/R         1,516,592
                  Revenue Bonds, Winslow Memorial Hospital, Series 1998,
                  5.500%, 6/01/22
-------------------------------------------------------------------------------------------------------------------------
                 Arkansas - 0.4%

        3,540    Little River County, Arkansas, Revenue Refunding Bonds,      10/07 at 102.00       Ba3         3,570,090
                  Georgia-Pacific Corporation, Series 1998, 5.600%, 10/01/26
                  (Alternative Minimum Tax)

                 Washington County, Arkansas, Hospital Revenue Bonds,
                 Washington Regional Medical Center, Series 2005B:
        3,000     5.000%, 2/01/25                                              2/15 at 100.00       BBB         2,961,450
        3,455     5.000%, 2/01/30                                              2/15 at 100.00       BBB         3,385,762
-------------------------------------------------------------------------------------------------------------------------
                 California - 14.9%

        1,250    ABAG Finance Authority for Non-Profit Corporations,          10/07 at 102.00       BB+         1,251,350
                  California, Certificates of Participation, American
                  Baptist Homes of the West, Series 1997A, 5.850%, 10/01/27

       11,580    Affordable Housing Agency, California, Multifamily Housing   12/08 at 103.00       Ba1        11,634,193
                  Revenue Bonds, Westridge at Hilltop Apartments, Series
                  2003A-S, 6.375%, 12/15/33

       12,250    Alameda Public Finance Authority, California, Revenue Bond      No Opt. Call       N/R        12,167,801
                  Anticipation Notes, Alameda Power and Telecom, Series
                  2004, 7.000%, 6/01/09

                 American Canyon Financing Authority, California,
                 Infrastructure Revenue Bonds, American Canyon Road East AD,
                 Series 2005:
        2,000     5.000%, 9/02/30                                              3/06 at 103.00       N/R         1,929,560
        1,695     5.100%, 9/02/35                                              3/06 at 103.00       N/R         1,644,098

        2,960    Beaumont Financing Authority, California, Local Agency        9/13 at 102.00       N/R         3,300,991
                  Revenue Bonds, Series 2003A, 7.000%, 9/01/33

                 Beaumont Financing Authority, California, Local Agency
                 Revenue Bonds, Series 2004D:
        1,455     5.500%, 9/01/24                                              9/14 at 102.00       N/R         1,490,094
        1,875     5.800%, 9/01/35                                              9/14 at 102.00       N/R         1,933,424

----
20

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 California (continued)

                 Beaumont Financing Authority, California, Local Agency
                 Revenue Bonds, Series 2005C:
$         855     5.500%, 9/01/29                                              9/14 at 102.00       N/R $         863,617
        2,065     5.500%, 9/01/35                                              9/14 at 102.00       N/R         2,079,082

                 Beaumont Financing Authority, California, Local Agency
                 Revenue Bonds, Series 2005A:
        1,680     5.600%, 9/01/25                                              9/15 at 102.00       N/R         1,742,461
        2,315     5.650%, 9/01/30                                              9/15 at 102.00       N/R         2,376,138
        2,500     5.700%, 9/01/35                                              9/15 at 102.00       N/R         2,561,450

                 Beaumont Financing Authority, California, Local Agency
                 Revenue Bonds, Series 2005B:
        1,000     5.350%, 9/01/28                                              9/15 at 102.00       N/R           999,270
        1,490     5.400%, 9/01/35                                              9/15 at 102.00       N/R         1,486,588

        1,500    Benicia, California, Assessment District Limited Obligation   3/11 at 100.00       N/R         1,491,150
                  Improvement Bonds, Series 2004B, 5.900%, 9/02/30

                 California Health Facilities Financing Authority, Hospital
                 Revenue Bonds, Downey Community Hospital, Series 1993:
        3,085     5.625%, 5/15/08                                                No Opt. Call        BB         3,095,673
        3,315     5.750%, 5/15/15                                             11/05 at 100.00        BB         3,315,231

        7,800    California Pollution Control Financing Authority, Solid         No Opt. Call       BB-         7,836,425
                  Waste Revenue Bonds, Keller Canyon Landfill Company,
                  Series 1992, 6.875%, 11/01/27 (Alternative Minimum Tax)

        2,560    California Pollution Control Financing Authority, Solid      12/06 at 102.00       BB-         2,490,597
                  Waste Disposal Revenue Bonds, Browning Ferris Industries
                  Inc., Series 1996A, 5.800%, 12/01/16 (Alternative Minimum
                  Tax)

        1,000    California Pollution Control Financing Authority, Solid         No Opt. Call       BBB           985,620
                  Waste Disposal Revenue Bonds, Waste Management Inc.,
                  Series 2002B, 5.000%, 7/01/27 (Alternative Minimum Tax)

        2,700    California Pollution Control Financing Authority, Solid         No Opt. Call      BBB+         2,816,612
                  Waste Disposal Revenue Bonds, Republic Services Inc.,
                  Series 2002B, 5.250%, 6/01/23 (Alternative Minimum Tax)
                  (Mandatory put 12/01/17)

        3,800    California Pollution Control Financing Authority, Solid         No Opt. Call      BBB+         3,964,121
                  Waste Disposal Revenue Bonds, Republic Services Inc.,
                  Series 2002C, 5.250%, 6/01/23 (Alternative Minimum Tax)
                  (Mandatory put 12/01/17)

        3,500    California Pollution Control Financing Authority, Solid       4/15 at 101.00       BBB         3,621,064
                  Waste Disposal Revenue Bonds, Waste Management Inc.,
                  Series 2005A-2, 5.400%, 4/01/25 (Alternative Minimum Tax)

        5,600    California Department of Water Resources, Power Supply        5/12 at 101.00       AAA         7,379,007
                  Revenue Bonds, DRIVERS, Series 344, 10.489%, 5/01/13 (IF)

        8,085    California Department of Water Resources, Electric Power        No Opt. Call       AAA        10,571,298
                  Supply Revenue Bonds, DRIVERS, Series 395, 10.615%,
                  5/01/10 (IF) - AMBAC Insured

        1,025    California Statewide Community Development Authority,         1/14 at 100.00       N/R         1,081,323
                  Subordinate Lien Multifamily Housing Revenue Bonds, Corona
                  Park Apartments, Series 2004I-S, 7.750%, 1/01/34
                  (Alternative Minimum Tax)

          665    California Statewide Community Development Authority,         7/09 at 102.00       N/R           680,794
                  Multifamily Housing Revenue Bonds, Magnolia City Lights,
                  Series 1999X, 6.650%, 7/01/39

                 California Statewide Community Development Authority,
                 Revenue Bonds, Brentwood Infrastructure Program, Series
                 2005A:
          500     5.200%, 9/02/25                                              3/06 at 103.00       N/R           503,855
        1,750     5.350%, 9/02/35                                              3/06 at 103.00       N/R         1,785,420

                 California Statewide Community Development Authority,
                 Revenue Bonds, Daughters of Charity Health System, Series
                 2005A:
        6,000     5.250%, 7/01/35                                              7/15 at 100.00      BBB+         6,090,900
        5,000     5.000%, 7/01/39                                              7/15 at 100.00      BBB+         4,913,300

        1,000    California Statewide Community Development Authority,           No Opt. Call       N/R         1,031,820
                  Revenue Bonds, Live Oak School, Series 2000, 6.250%,
                  10/01/12

        3,290    California Statewide Community Development Authority,         8/09 at 100.00       N/R         3,339,416
                  Charter School Revenue Bonds, Lionel Wilson College
                  Preparatory Academy, Series 2001A, 7.250%, 8/01/31

        1,500    California Statewide Community Development Authority,        10/13 at 100.00       N/R         1,534,140
                  Revenue Bonds, Notre Dame de Namur University, Series
                  2003, 6.625%, 10/01/33

        4,000    California Statewide Community Development Authority,        10/15 at 103.00       N/R         4,368,480
                  Senior Lien Revenue Bonds, East Valley Tourist Authority,
                  Series 2003B, 9.250%, 10/01/20 (a)

----
21

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2005

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 California (continued)

                 California Statewide Community Development Authority,
                 Revenue Bonds, Thomas Jefferson School of Law, Series 2005A:
$      10,500     4.875%, 10/01/31                                            10/15 at 100.00      BBB- $      10,364,130
        2,695     4.875%, 10/01/35                                            10/15 at 100.00      BBB-         2,644,954

        8,330    California Statewide Community Development Authority,        11/15 at 100.00       AA-         8,329,833
                  Revenue Bonds, Sutter Health, Series 2005A, 5.000%,
                  11/15/43

        2,925    California Statewide Community Development Authority,         3/14 at 102.00       N/R         3,045,188
                  Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%,
                  3/01/34

        2,000    Capistrano Unified School District, Orange County,            9/13 at 100.00       N/R         2,099,740
                  California, Special Tax Bonds, Community Facilities
                  District 90-2 - Talega, Series 2003, 6.000%, 9/01/33

        1,000    Capistrano Unified School District, Orange County,            9/15 at 100.00       N/R           990,390
                  California, Special Tax Bonds, Community Facilities
                  District 04-1 - Rancho Madrina, Series 2005, 5.250%,
                  9/01/34

                 Carlsbad, California, Limited Obligation Improvement Bonds,
                 Assessment District 2002-01, Series 2005A:
        2,170     5.150%, 9/02/29                                              9/12 at 100.00       N/R         2,169,977
        2,720     5.200%, 9/02/35                                              9/12 at 100.00       N/R         2,708,765

                 Chino, California, Special Tax Bonds, Community Facilities
                 District 03-3, Area 1, Series 2004:
        1,300     5.700%, 9/01/29                                              9/12 at 102.00       N/R         1,338,505
        1,355     5.750%, 9/01/34                                              9/12 at 102.00       N/R         1,391,205

                 Corona, California, Special Tax Bonds, Community Facilities
                 District 2002-1, Dos Lagos, Series 2005A:
        3,000     5.050%, 9/01/34                                              3/06 at 103.00       N/R         2,905,530
        3,115     5.000%, 9/01/34                                              3/06 at 103.00       N/R         3,010,958

                 Corona-Norco Unified School District, California, Special
                 Tax Bonds, Community Facilities District 03-1, Series 2004:
        1,000     5.375%, 9/01/25                                              9/14 at 100.00       N/R         1,006,910
        1,000     5.375%, 9/01/33                                              9/14 at 100.00       N/R           994,200

        1,500    Del Mar Race Track Authority, California, Revenue Bonds,      8/15 at 100.00       N/R         1,523,684
                  Series 2005, 5.000%, 8/15/25

        1,750    Elsinore Valley Municipal Water District, California,         9/12 at 102.00       N/R         1,803,077
                  Special Tax Bonds, Series 2004, 5.700%, 9/01/34

        3,500    Fontana, California, Special Tax Bonds, Sierra Community      9/14 at 100.00       N/R         3,666,984
                  Facilities District 22, Series 2004, 6.000%, 9/01/34

        7,500    Fremont, California, Special Tax Bonds, Community             9/15 at 100.00       N/R         7,533,525
                  Facilities District 1, Pacific Commons, Series 2005,
                  5.375%, 9/01/36

        1,500    Fullerton Community Facilities District 1, California,        9/12 at 100.00       N/R         1,581,600
                  Special Tax Bonds, Amerige Heights, Series 2002, 6.200%,
                  9/01/32

        1,590    Golden State Tobacco Securitization Corporation,              6/13 at 100.00       BBB         1,944,872
                  California, Tobacco Settlement Asset-Backed Revenue Bonds,
                  Series 2003A-2, 7.900%, 6/01/42

        1,000    Golden State Tobacco Securitization Corporation,              6/13 at 100.00       BBB         1,216,800
                  California, Tobacco Settlement Asset-Backed Revenue Bonds,
                  Series 2003A-4, 7.800%, 6/01/42

        2,000    Golden State Tobacco Securitization Corporation,              6/13 at 100.00       BBB         2,443,180
                  California, Tobacco Settlement Asset-Backed Revenue Bonds,
                  Series 2003A-5, 7.875%, 6/01/42

       29,740    Golden State Tobacco Securitization Corporation,              6/13 at 100.00       BBB        33,925,905
                  California, Tobacco Settlement Asset-Backed Bonds, Series
                  2003A-1, 6.750%, 6/01/39

                 Huntington Beach, California, Special Tax Bonds, Community
                 Facilities District 2003-1, Huntington Center, Series 2004:
          500     5.800%, 9/01/23                                              9/14 at 100.00       N/R           515,960
        1,000     5.850%, 9/01/33                                              9/14 at 100.00       N/R         1,031,060

                 Independent Cities Lease Finance Authority, California,
                 Revenue Bonds, El Granada Mobile Home Park, Series 2004A:
        1,020     6.000%, 5/15/34                                              5/14 at 100.00       N/R         1,074,009
          790     6.125%, 5/15/38                                              5/14 at 100.00       N/R           841,927
        2,500     6.450%, 5/15/44                                              5/14 at 100.00       N/R         2,774,125

        1,015    Independent Cities Lease Finance Authority, California,       5/14 at 100.00       N/R         1,075,951
                  Subordinate Lien Revenue Bonds, El Granada Mobile Home
                  Park, Series 2004B, 6.500%, 5/15/44

----
22

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 California (continued)

$       1,000    Independent Cities Lease Finance Authority, California,      11/14 at 100.00       N/R $       1,052,040
                  Revenue Bonds, Morgan Hill, Hacienda Valley Mobile Home
                  Park, Series 2004A, 5.950%, 11/15/39

        9,015    Independent Cities Lease Finance Authority, California,       8/15 at 100.00         A         9,179,794
                  Senior Lien Revenue Bonds, Caritas Affordable Housing
                  Project Mobile Home Park, Series 2005A, 5.200%, 8/15/45
                  (WI, settling 11/09/05) - ACA Insured

        3,345    Independent Cities Lease Finance Authority, California,       9/15 at 100.00       N/R         3,350,419
                  Second Senior Subordinate Lien Revenue Bonds, Caritas
                  Affordable Housing Project Mobile Home Park, Series 2005C,
                  7.000%, 9/01/40 (WI, settling 11/09/05)

                 Indio, California, Special Tax Bonds, Community Facilities
                 District 2004-3 Terra Lago, Improvement Area 1, Series 2005:
        1,275     5.100%, 9/01/30                                              9/15 at 102.00       N/R         1,234,621
        1,000     5.150%, 9/01/35                                              9/15 at 102.00       N/R           971,880
        1,085     5.150%, 9/01/35                                              9/15 at 102.00       N/R         1,054,490

        1,120    Irvine Assessment District, California, Limited Obligation    3/06 at 103.00       N/R         1,099,269
                  Improvement Bonds, Assessment District 03-19, Group 3,
                  Series 2005, 5.000%, 9/02/29

        1,525    Irvine Assessment District, California, Limited Obligation    3/06 at 103.00       N/R         1,518,244
                  Improvement Bonds, Assessment District 93-14, Group 3,
                  Series 2005, 5.000%, 9/02/25

                 Irvine Assessment District, California, Limited Obligation
                 Improvement Bonds, Assessment District 87-08, Group 7,
                 Series 2005:
        1,180     5.000%, 9/02/22                                              3/06 at 103.00       N/R         1,184,932
        1,305     5.000%, 9/02/24                                              3/06 at 103.00       N/R         1,302,547

        1,565    Jurupa Community Services District, California, Special Tax   9/13 at 100.00       N/R         1,578,349
                  Bonds, Community Facilities District 16 - Eastvale Area,
                  Series 2005A, 5.300%, 9/01/34

        2,500    Lake Elsinore Public Financing Authority, California, Local  10/13 at 102.00       N/R         2,726,075
                  Agency Revenue Refunding Bonds, Series 2003H, 6.375%,
                  10/01/33

        1,200    Lake Elsinore, California, Special Tax Bonds, Community       9/13 at 102.00       N/R         1,271,820
                  Facilities District 2003-2 Improvement Area A, Canyon
                  Hills, Series 2004A, 5.950%, 9/01/34

                 Lake Elsinore, California, Community Facilities District
                 2004-3 Improvement Area 1 Rosetta Canyon, Special Tax
                 Bonds, Series 2005:
        1,195     5.250%, 9/01/30                                              9/15 at 102.00       N/R         1,211,228
        1,225     5.250%, 9/01/35                                              9/15 at 102.00       N/R         1,222,158

        2,000    Lammersville School District, San Joaquin County,             9/12 at 101.00       N/R         2,132,760
                  California, Special Tax Bonds, Community Facilities
                  District of Mountain House, Series 2002, 6.375%, 9/01/32

        4,050    Lee Lake Water District, Riverside County, California,        9/13 at 102.00       N/R         4,228,889
                  Special Tax Bonds, Community Facilities District 3, Series
                  2004, 5.950%, 9/01/34

          550    Los Angeles Regional Airports Improvement Corporation,       12/12 at 102.00        B-           542,333
                  California, Sublease Revenue Bonds, Los Angeles
                  International Airport, American Airlines Inc. Terminal 4
                  Project, Series 2002B, 7.500%, 12/01/24 (Alternative
                  Minimum Tax)

        7,170    Los Angeles Regional Airports Improvement Corporation,       12/12 at 102.00        B-         7,070,050
                  California, Sublease Revenue Bonds, Los Angeles
                  International Airport, American Airlines Inc. Terminal 4
                  Project, Series 2002C, 7.500%, 12/01/24 (Alternative
                  Minimum Tax)

        1,415    Merced Irrigation District, California, Revenue               9/13 at 102.00      Baa3         1,470,694
                  Certificates of Participation, Electric System Project,
                  Series 2003, 5.700%, 9/01/36

        2,000    Morgan Hill Financing Authority, California, Reassessment     9/10 at 102.00       N/R         1,945,800
                  Revenue Bonds, Madron Business Park, Series 2005A, 5.250%,
                  9/02/25

                 Murrieta, California, Special Tax Bonds, Community
                 Facilities District 2003-3, Creekside Village Improvement
                 Area 1, Series 2005:
        1,355     5.100%, 9/01/26                                              9/09 at 103.00       N/R         1,346,138
          805     5.300%, 9/01/35                                              9/09 at 103.00       N/R           803,140
        1,815     5.200%, 9/01/35                                              9/09 at 103.00       N/R         1,780,606

        1,555    Murrieta Valley Unified School District, Riverside County,    9/11 at 100.00       N/R         1,590,967
                  California, Special Tax Bonds, Community Facilities
                  District 2000-1, Series 2004B, 5.300%, 9/01/34

        2,000    Oceanside, California, Special Tax Revenue Bonds, Community   9/14 at 100.00       N/R         2,042,620
                  Facilities District 00-1 - Ocean Ranch Corporate Center,
                  Series 2004, 5.875%, 9/01/34

----
23

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2005

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 California (continued)

                 Orange County, California, Special Tax Bonds, Community
                 Facilities District 03-1 of Ladera Ranch, Series 2004A:
$         500     5.500%, 8/15/23                                              8/12 at 101.00       N/R $         517,065
        1,625     5.600%, 8/15/28                                              8/12 at 101.00       N/R         1,670,776
        1,000     5.625%, 8/15/34                                              8/12 at 101.00       N/R         1,022,670

        4,000    Orange County, California, Special Tax Bonds, Community       8/12 at 101.00       N/R         3,954,320
                  Facilities District 04-1 of Ladera Ranch, Series 2005A,
                  5.200%, 8/15/34

        1,755    Palmdale, California, Special Tax Bonds, Community            9/15 at 101.00       N/R         1,767,022
                  Facilities District 2003-1, Anaverde Project,
                  Series 2005A, 5.400%, 9/01/35

        1,390    Perris, California, Special Tax Bonds, Community Facilities   9/15 at 102.00       N/R         1,386,789
                  District 2004-3, Monument Ranch Improvement Area 2, Series
                  2005A, 5.300%, 9/01/35

                 Perris, California, Special Tax Bonds, Community Facilities
                 District 2001-2, Villages of Avalon, Series 2005:
          515     5.000%, 9/01/24                                              9/12 at 102.00       N/R           507,857
          500     5.100%, 9/01/28                                              9/12 at 102.00       N/R           493,920

                 Perris, California, Special Tax Bonds, Community Facilities
                 District 2001-1, May Farms Improvement Area 4, Series 2005A:
          860     5.100%, 9/01/30                                              9/15 at 102.00       N/R           838,543
        1,075     5.150%, 9/01/35                                              9/15 at 102.00       N/R         1,052,619

        2,000    Pico Rivera Water Authority, California, Revenue Bonds,      12/11 at 102.00       N/R         2,125,520
                  Series 2001A, 6.250%, 12/01/32

                 Poway Unified School District, San Diego County,
                 California, Special Tax Bonds, Community Facilities
                 District 11, Series 2004:
          650     5.375%, 9/01/34                                              9/11 at 102.00       N/R           652,425
          875     5.375%, 9/01/34                                              9/11 at 102.00       N/R           878,264

                 Poway Unified School District, San Diego County,
                 California, Special Tax Bonds, Community Facilities
                 District 11, Stonebridge Estates Improvement Area B, Series
                 2005:
        1,360     5.000%, 9/01/30                                              3/06 at 102.00       N/R         1,312,114
        3,355     5.100%, 9/01/35                                              3/06 at 102.00       N/R         3,229,926

                 Riverside, California, Special Tax Bonds, Community
                 Facilities District 92-1 - Sycamore Canyon Business Park,
                 Series 2005A:
        1,000     5.125%, 9/01/25                                              9/15 at 101.00       N/R         1,005,710
        2,000     5.300%, 9/01/34                                              9/15 at 101.00       N/R         2,005,580

        3,500    Roseville, California, Special Tax Bonds, Community           3/06 at 103.00       N/R         3,458,910
                  Facilities District 1 - Westpark, Series 2005,
                  5.200%, 9/01/36

        1,500    San Francisco Redevelopment Agency, California, Special Tax   8/15 at 100.00       N/R         1,468,800
                  Bonds, Community Facilities District 6, Mission Bay South,
                  Series 2005A, 5.150%, 8/01/35

                 San Francisco Redevelopment Agency, California, Special Tax
                 Bonds, Community Facilities District 6, Mission Bay South,
                 Series 2005B:
        1,375     0.000%, 8/01/30                                              8/15 at 100.00       N/R           320,238
        3,020     0.000%, 8/01/34                                              8/15 at 100.00       N/R           552,690

                 Santa Ana Unified School District, Orange County,
                 California, Special Tax Bonds, Community Facilities
                 District 2004-1, Central Park Project, Series 2005:
        1,180     4.950%, 9/01/25                                              3/06 at 102.00       N/R         1,158,713
          700     5.050%, 9/01/30                                              3/06 at 102.00       N/R           681,310
        1,320     5.100%, 9/01/35                                              3/06 at 102.00       N/R         1,290,036

                 West Patterson Financing Authority, California, Special Tax
                 Bonds, Community Facilities District 01-1, Series 2003B:
        1,100     6.750%, 9/01/30                                              9/13 at 103.00       N/R         1,166,363
        3,400     7.000%, 9/01/38                                              9/13 at 103.00       N/R         3,666,458

        3,900    West Patterson Financing Authority, California, Special Tax   9/13 at 103.00       N/R         4,096,599
                  Bonds, Community Facilities District 2001-1, Series 2004A,
                  6.125%, 9/01/39

        7,500    West Patterson Financing Authority, California, Special Tax   9/13 at 102.00       N/R         7,772,550
                  Bonds, Community Facilities District 01-1, Series 2004B,
                  6.000%, 9/01/39

----
24

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 California (continued)

                 West Sacramento, California, Special Tax Bonds, Community
                 Facilities District 20, Bridgeway Lakes II, Series 2005:
$         500     5.125%, 9/01/25                                              9/13 at 102.00       N/R $         495,050
        1,730     5.300%, 9/01/35                                              9/13 at 102.00       N/R         1,713,219

                 Western Hills Water District, Stanislaus County,
                 California, Special Tax Bonds, Diablo Grande Community
                 Facilities District 1, Series 2005:
        1,000     5.625%, 9/01/24                                              9/13 at 102.00       N/R           973,880
        3,755     5.800%, 9/01/31                                              9/13 at 102.00       N/R         3,727,326

                 Yuba County, California, Special Tax Bonds, Community
                 Facilities District 2004-1, Edgewater, Series 2005:
        1,575     5.000%, 9/01/23                                              3/06 at 103.00       N/R         1,543,043
        2,635     5.125%, 9/01/35                                              3/06 at 103.00       N/R         2,587,386
-------------------------------------------------------------------------------------------------------------------------
                 Colorado - 7.5%

       14,800    Arista Metropolitan District, Colorado, Special Revenue      12/15 at 100.00       N/R        15,057,372
                  Bonds, Series 2005, 6.750%, 12/01/35

        3,060    BNC Metropolitan District 1, Colorado, General Obligation    12/14 at 101.00       N/R         3,448,957
                  Bonds, Series 2004, 8.050%, 12/01/34

        2,935    Bell Mountain Ranch Consolidated Metropolitan District,         No Opt. Call       N/R         3,106,551
                  Colorado, Subordinate Refunding and Improvement Bonds,
                  Series 2003, 7.900%, 11/15/23

          925    Bradburn Metropolitan District 3, Colorado, General          12/13 at 101.00       N/R           988,612
                  Obligation Bonds, Series 2003, 7.500%, 12/01/33

        2,000    Briargate Center Business Improvement District, Colorado,       No Opt. Call       N/R         2,094,380
                  Special Assessment District 02-1 Revenue Bonds, Series
                  2002B, 7.400%, 12/01/27

        4,530    Buffalo Ridge Metropolitan District, Colorado, Limited       12/13 at 101.00       N/R         4,841,528
                  Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33

        2,750    Canterberry Crossing Metropolitan District II, Parker,       12/12 at 100.00       N/R         2,888,628
                  Colorado, Limited Tax General Obligation Bonds, Series
                  2002, 7.375%, 12/01/32

                 Castle Oaks Metropolitan District, Colorado, General
                 Obligation Limited Tax Bonds, Series 2005:
        1,000     6.000%, 12/01/25                                            12/15 at 100.00       N/R           982,210
        1,500     6.125%, 12/01/35                                            12/15 at 100.00       N/R         1,469,640

        6,750    Central Marksheffel Metropolitan District, Colorado,         12/14 at 100.00       N/R         7,253,078
                  General Obligation Limited Tax Bonds, Series 2004, 7.250%,
                  12/01/29

                 Colorado Educational and Cultural Facilities Authority,
                 Charter School Revenue Bonds, Compass for Lifelong
                 Discovery Charter School, Series 1999A:
          475     6.125%, 7/01/12                                              7/09 at 102.00       N/R           474,696
        1,460     6.500%, 7/01/24                                              7/09 at 102.00       N/R         1,408,666

        3,970    Colorado Educational and Cultural Facilities Authority,       9/09 at 101.00       N/R         4,091,561
                  Revenue Bonds, Boulder Country Day School, Series 1999,
                  6.750%, 9/01/24

          960    Colorado Educational and Cultural Facilities Authority,       7/08 at 100.00    N/R***         1,032,518
                  Charter School Revenue Bonds, Compass Montessori
                  Elementary Charter School, Series 2000, 7.750%, 7/15/31
                  (Pre-refunded to 7/15/08)

        4,000    Colorado Educational and Cultural Facilities Authority,       8/11 at 100.00       AAA         4,801,840
                  Charter School Revenue Bonds, Peak-to-Peak Charter School,
                  Series 2001, 7.625%, 8/15/31 (Pre-refunded to 8/15/11)

                 Colorado Educational and Cultural Facilities Authority,
                 Charter School Revenue Bonds, Weld County School District 6
                 - Frontier Academy, Series 2001:
        2,770     7.250%, 6/01/20                                              6/11 at 100.00       Ba1         2,860,551
        1,775     7.375%, 6/01/31                                              6/11 at 100.00       Ba1         1,832,403

        3,776    Colorado Educational and Cultural Facilities Authority,       2/12 at 100.00       N/R         3,965,820
                  Charter School Revenue Bonds, Jefferson County School
                  District R-1 - Compass Montessori Secondary School, Series
                  2002, 8.000%, 2/15/32

                 Colorado Educational and Cultural Facilities Authority,
                 Charter School Revenue Bonds, Douglas County School
                 District RE-1 - Platte River Academy, Series 2002A:
        1,000     7.250%, 3/01/22 (Pre-refunded to 3/01/10)                    3/10 at 100.00    Ba2***         1,112,910
          750     7.250%, 3/01/32 (Pre-refunded to 3/01/10)                    3/10 at 100.00       AAA           862,838

          975    Colorado Educational and Cultural Facilities Authority,       5/15 at 100.00       N/R           990,327
                  Charter School Revenue Bonds, Knowledge Quest Academy
                  Charter School, Series 2005, 6.500%, 5/01/36

        2,500    Colorado Educational and Cultural Facilities Authority,       5/12 at 102.00       N/R         2,645,850
                  Charter School Revenue Bonds, Montessori Peaks Building
                  Foundation, Series 2002A, 8.000%, 5/01/32

----
25

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2005

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 Colorado (continued)

$       4,600    Colorado Educational and Cultural Facilities Authority,       3/12 at 100.00       N/R $       4,764,174
                  Charter School Revenue Bonds, Belle Creek Education
                  Center, Series 2002A, 7.625%, 3/15/32

        4,225    Colorado Educational and Cultural Facilities Authority,      10/13 at 100.00       N/R         4,416,900
                  Charter School Revenue Bonds, Pioneer ELOB Charter School,
                  Series 2003, 7.750%, 10/15/33

        1,065    Colorado Educational and Cultural Facilities Authority,      11/13 at 100.00       N/R           692,250
                  Charter School Revenue Bonds, Leadership Preparatory
                  Academy, Series 2003, 7.875%, 5/01/27

                 Colorado Educational and Cultural Facilities Authority,
                 Independent School Revenue Bonds, Denver Academy, Series
                 2003A:
          500     7.000%, 11/01/23                                            11/13 at 100.00       BB+           544,475
          810     7.125%, 11/01/28                                            11/13 at 100.00       BB+           886,326

        2,860    Colorado Educational and Cultural Facilities Authority,       5/14 at 101.00       N/R         3,042,783
                  Charter School Revenue Bonds, Denver Arts and Technology
                  Academy, Series 2003, 8.000%, 5/01/34

                 Colorado Educational and Cultural Facilities Authority,
                 Charter School Revenue Bonds, Excel Academy Charter School,
                 Series 2003:
          500     7.300%, 12/01/23 (Pre-refunded to 12/01/11)                 12/11 at 100.00       AAA           597,770
          875     7.500%, 12/01/33 (Pre-refunded to 12/01/11)                 12/11 at 100.00       AAA         1,055,556

        2,645    Colorado Educational and Cultural Facilities Authority,       6/14 at 100.00       N/R         2,912,595
                  Independent School Improvement Revenue Bonds, Heritage
                  Christian School of Northern Colorado, Series 2004A,
                  7.500%, 6/01/34

                 Colorado Educational and Cultural Facilities Authority,
                 Revenue Bonds, Colorado Lutheran High School Association,
                 Series 2004A:
        3,750     7.500%, 6/01/24                                              6/14 at 100.00       N/R         3,949,350
        4,300     7.625%, 6/01/34                                              6/14 at 100.00       N/R         4,530,308

                 Colorado Educational and Cultural Facilities Authority,
                 Charter School Revenue Bonds, Elbert County Charter School,
                 Series 2004:
          625     6.750%, 3/01/14                                                No Opt. Call       N/R           633,656
          730     7.250%, 3/01/24                                              3/14 at 100.00       N/R           739,899
        1,570     7.375%, 3/01/35                                              3/14 at 100.00       N/R         1,591,666

       11,000    Colorado Health Facilities Authority, Revenue Bonds, Poudre   3/15 at 100.00      BBB+        11,084,920
                  Valley Health Care, Series 2005F, 5.000%, 3/01/25

        2,230    Conservatory Metropolitan District, Arapahoe County,         12/13 at 102.00       N/R         2,436,498
                  Aurora, Colorado, General Obligation Bonds, Series 2003,
                  7.550%, 12/01/32

        2,465    Conservatory Metropolitan District, Arapahoe County,         12/13 at 102.00       N/R         2,551,349
                  Aurora, Colorado, General Obligation Bonds, Series 2005,
                  6.750%, 12/01/34

        1,630    Denver Health and Hospitals Authority, Colorado, Healthcare  12/11 at 100.00       BBB         1,734,271
                  Revenue Bonds, Series 2001A, 6.000%, 12/01/23

        3,475    Elkhorn Ranch Metropolitan District 1, Colorado, General     12/15 at 100.00       N/R         3,426,698
                  Obligation Limited Tax Bonds, Series 2005, 6.375%, 12/01/35

        1,000    Himalaya Water and Sanitation District, Colorado, General    12/15 at 100.00        AA         1,015,400
                  Obligation Bonds, Series 2005, 5.000%, 12/01/35 - RAAI
                  Insured

        2,350    Laredo Metropolitan District, Colorado, General Obligation   12/13 at 101.00       N/R         2,511,610
                  Bonds, Series 2003, 7.500%, 12/01/33

        5,035    Maher Ranch Metropolitan District 4, Colorado, General       12/13 at 102.00       N/R         5,607,177
                  Obligation Bonds, Series 2003, 7.875%, 12/01/33

        3,500    Montrose, Colorado, Enterprise Revenue Bonds, Montrose       12/13 at 102.00      BBB-         3,578,155
                  Memorial Hospital, Series 2003, 6.000%, 12/01/33

        1,500    Neu Towne Metropolitan District, Colorado, Limited Tax       12/14 at 100.00       N/R         1,599,990
                  General Obligation Bonds, Series 2004, 7.250%, 12/01/34

        2,500    Park Creek Metropolitan District, Colorado, Limited Tax         No Opt. Call       N/R         2,815,850
                  Obligation Revenue Bonds, Series 2003CR-1,
                  7.875%, 12/01/32 (Mandatory put 12/01/13)

        1,500    Park Creek Metropolitan District, Colorado, Limited Tax         No Opt. Call       N/R         1,689,510
                  Obligation Revenue Bonds, Series 2003CR-2,
                  7.875%, 12/01/32 (Mandatory put 12/01/13)

        1,100    Piney Creek Metropolitan District, Colorado, Limited Tax     12/15 at 100.00       N/R         1,096,887
                  General Obligation Bonds, Series 2005, 5.500%, 12/01/35

        5,300    Plaza Metropolitan District 1, Lakewood, Colorado, Tax        6/14 at 101.00       N/R         5,826,714
                  Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25

----
26

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 Colorado (continued)

                 SBC Metropolitan District, Colorado, General Obligation
                 Bonds, Series 2005:
$         750     5.000%, 12/01/25 - ACA Insured                              12/15 at 100.00         A $         759,158
          720     5.000%, 12/01/29 - ACA Insured                              12/15 at 100.00         A           723,650
        1,775     5.000%, 12/01/34 - ACA Insured                              12/15 at 100.00         A         1,769,515

        2,000    Serenity Ridge Metropolitan District 2, Colorado, General    12/14 at 100.00       N/R         2,167,520
                  Obligation Bonds, Series 2004, 7.500%, 12/01/34

                 Southlands Metropolitan District 1, Colorado, Limited Tax
                 General Obligation Bonds, Series 2004:
          500     7.000%, 12/01/24                                            12/14 at 100.00       N/R           544,265
        2,845     7.125%, 12/01/34                                            12/14 at 100.00       N/R         3,092,600

                 Tallyn's Reach Metropolitan District 2, Aurora, Colorado,
                 Limited Tax General Obligation Bonds, Series 2004:
          250     6.000%, 12/01/18                                            12/13 at 100.00       N/R           253,418
          310     6.375%, 12/01/23                                            12/13 at 100.00       N/R           317,638

                 Tallyn's Reach Metropolitan District 3, Aurora, Colorado,
                 Limited Tax General Obligation Bonds, Series 2004:
          500     6.625%, 12/01/23                                            12/13 at 100.00       N/R           520,240
          500     6.750%, 12/01/33                                            12/13 at 100.00       N/R           516,120

       12,589    Tollgate Crossing Metropolitan District 2, Colorado,         12/14 at 100.00       N/R         8,102,820
                  General Obligation Bonds, Series 2004, 0.000%, 12/01/33

        2,000    Tower Metropolitan District, Adams County, Colorado,         12/15 at 100.00        AA         2,007,780
                  General Obligation Bonds, Series 2005, 5.000%, 12/01/35 -
                  RAAI Insured

        2,830    Wheatlands Metropolitan District 2, Colorado, General        12/15 at 100.00       N/R         2,834,670
                  Obligation Limited Tax Bonds, Series 2005, 6.125%, 12/01/35

                 Wyndham Hill Metropolitan District 2, Colorado, General
                 Obligation Limited Tax Bonds, Series 2005:
        1,750     6.250%, 12/01/25                                            12/15 at 100.00       N/R         1,760,938
        3,450     6.375%, 12/01/35                                            12/15 at 100.00       N/R         3,472,943
-------------------------------------------------------------------------------------------------------------------------
                 Connecticut - 0.6%

        8,500    Bridgeport, Connecticut, Senior Living Facility Revenue       4/15 at 101.00       N/R         7,163,120
                  Bonds, 3030 Park Retirement Community, Series 2005,
                  7.250%, 4/01/35

          600    Connecticut Health and Educational Facilities Authority,      7/07 at 102.00       BB+           594,066
                  Revenue Bonds, Hospital for Special Care, Series 1997B,
                  5.375%, 7/01/17

        1,500    Connecticut Development Authority, Airport Facilities        10/14 at 101.00       Ba2         1,793,010
                  Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26
                  (Alternative Minimum Tax)

        1,455    Connecticut Development Authority, Health Facilities          2/06 at 101.00       N/R         1,467,207
                  Revenue Refunding Bonds, Alzheimer's Resource Center of
                  Connecticut Inc., Series 1994A, 7.125%, 8/15/14

                 Eastern Connecticut Resource Recovery Authority, Solid
                 Waste Revenue Bonds, Wheelabrator Lisbon Project, Series
                 1993A:
          330     5.500%, 1/01/14 (Alternative Minimum Tax)                    1/06 at 100.00       BBB           333,003
        2,080     5.500%, 1/01/20 (Alternative Minimum Tax)                    1/06 at 100.00       BBB         2,080,000
-------------------------------------------------------------------------------------------------------------------------
                 Delaware - 0.1%

                 Delaware Health Facilities Authority, Revenue Bonds, Beebe
                 Medical Center, Series 2005A:
        1,000     5.000%, 6/01/24                                              6/15 at 100.00      BBB+         1,011,730
        1,000     5.000%, 6/01/30                                              6/15 at 100.00      BBB+         1,002,600
-------------------------------------------------------------------------------------------------------------------------
                 District of Columbia - 0.1%

        1,000    District of Columbia Tobacco Settlement Corporation,            No Opt. Call       BBB         1,159,100
                  Tobacco Settlement Asset-Backed Bonds, Series 2001,
                  6.500%, 5/15/33
-------------------------------------------------------------------------------------------------------------------------
                 Florida - 8.3%

        6,500    Aberdeen Community Development District, Florida, Special     5/14 at 100.00       N/R         6,524,050
                  Assessment Bonds, Series 2005, 5.500%, 5/01/36

        2,700    Amelia National Community Development District, Nassau        5/14 at 101.00       N/R         2,836,782
                  County, Florida, Capital Improvement Revenue Bonds, Series
                  2004, 6.300%, 5/01/35

        2,800    Anthem Park Community Development District, Florida,          3/15 at 101.00       N/R         2,820,748
                  Capital Improvement Revenue Bonds, Series 2004, 5.800%,
                  5/01/36

----
27

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2005

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 Florida (continued)

$       8,500    Bartram Park Community Development District, Florida,         5/15 at 101.00       N/R $       8,498,725
                  Special Assessment Bonds, Series 2005, 5.300%, 5/01/35

        4,900    Bartram Springs Community Development District, Duval         5/13 at 102.00       N/R         5,337,766
                  County, Florida, Special Assessment Bonds, Series 2003A,
                  6.650%, 5/01/34

          250    Beacon Lakes Community Development District, Florida,         5/13 at 101.00       N/R           262,690
                  Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35

        2,160    Bloomingdale Community Development District, Hillsborough     5/15 at 101.00       N/R         2,230,049
                  County, Florida, Special Assessment Revenue Bonds, Series
                  2004, 5.875%, 5/01/36

        2,000    Broward County, Florida, Airport Facility Revenue Bonds,     11/14 at 101.00      BBB-         2,262,340
                  Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative
                  Minimum Tax)

        4,000    Capital Trust Agency, Florida, Revenue Bonds, Seminole       10/12 at 102.00       AAA         4,956,520
                  Tribe Convention Center, Series 2003A, 8.950%, 10/01/33
                  (Pre-refunded to 10/01/12) (a)

        1,595    Caribe Palm Community Development District, Florida,          5/15 at 101.00       N/R         1,634,604
                  Special Assessment Bonds, Series 2005A, 5.850%, 5/01/35

        1,195    Century Gardens Community Development District, Miami-Dade    5/14 at 101.00       N/R         1,234,017
                  County, Florida, Special Assessment Revenue Bonds, Series
                  2004, 5.900%, 5/01/34

        2,000    Collier County, Florida, Gas Tax Revenue Refunding Bonds,     6/13 at 100.00       AAA         2,149,880
                  Series 2003, 5.250%, 6/01/22 - AMBAC Insured

        2,100    Cutler Cay Community Development District, Florida, Special   5/14 at 101.00       N/R         2,230,200
                  Assessment Bonds, Series 2004, 6.300%, 5/01/34

        2,875    Dade County Industrial Development Authority, Florida,       12/05 at 102.00       N/R         2,933,190
                  Revenue Bonds, Miami Cerebral Palsy Residential Services
                  Inc., Series 1995, 8.000%, 6/01/22

        6,250    Durbin Crossing Community Development District, Florida,      5/14 at 100.00       N/R         6,208,313
                  Special Assessment Bonds, Series 2005A, 5.500%, 5/01/37

        1,500    East Homestead Community Development District, Florida,       5/15 at 101.00       N/R         1,501,785
                  Special Assessment Revenue Bonds, Series 2005, 5.450%,
                  11/01/36

                 Florida State Department of General Services, Division of
                 Facilities Management, Florida Facilities Pool Revenue
                 Bonds, Series 2005A:
        5,035     5.000%, 9/01/22 - AMBAC Insured                              9/15 at 101.00       AAA         5,321,743
        5,550     5.000%, 9/01/24 - AMBAC Insured                              9/15 at 101.00       AAA         5,836,602

        4,935    Heron Isles Community Development District, Florida,          5/15 at 101.00       N/R         5,046,235
                  Capital Improvement Revenue Bonds, Series 2005, 5.750%,
                  5/01/36

        3,500    Highlands County Health Facilities Authority, Florida,       11/15 at 100.00        A+         3,519,145
                  Hospital Revenue Bonds, Adventist Health System, Series
                  2005D, 5.000%, 11/15/35

                 Hillsborough County Industrial Development Authority,
                 Florida, Exempt Facilities Remarketed Revenue Bonds,
                 National Gypsum Company, Apollo Beach Project, Series 2000B:
        4,000     7.125%, 4/01/30 (Alternative Minimum Tax)                    4/10 at 101.00       N/R         4,439,680
        1,000     7.125%, 4/01/30 (Alternative Minimum Tax)                    4/10 at 101.00       N/R         1,109,920

        2,000    Islands at Doral Southwest Community Development District,    5/13 at 101.00       N/R         2,136,020
                  Miami-Dade County, Florida, Special Assessment Bonds,
                  Series 2003, 6.375%, 5/01/35

                 Islands at Doral Northeast Community Development District,
                 Miami-Dade County, Florida, Special Assessment Bonds,
                 Series 2004:
          480     6.125%, 5/01/24                                              5/14 at 101.00       N/R           512,400
          450     6.250%, 5/01/34                                              5/14 at 101.00       N/R           475,227

        4,250    Islands at Doral III Community Development District, Doral,   5/12 at 101.00       N/R         4,357,270
                  Florida, Special Assessment Bonds, Series 2004A, 5.900%,
                  5/01/35

        2,445    Keys Cove Community Development District, Florida, Special    7/15 at 101.00       N/R         2,526,272
                  Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35

          640    Lexington Community Development District, Florida, Special    5/14 at 101.00       N/R           664,256
                  Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34

        3,495    MMA Financial CDD Junior Securitization Trust, Florida,      11/07 at 100.00       N/R         3,501,046
                  Pass-Through Certificates, Class A, Series 2003I, 8.000%,
                  11/01/13

----
28

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 Florida (continued)

$       3,000    Madison County, Florida, First Mortgage Revenue Bonds, Twin   7/15 at 100.00       N/R $       2,940,720
                  Oaks Project, Series 2005A, 6.000%, 7/01/25

          965    Marsh Harbour Community Development District, Florida,        5/15 at 100.00       N/R           970,327
                  Special Assessment Bonds, Series 2005A, 5.450%, 5/01/36
                  (WI, settling 11/10/05)

        1,000    Martin County Industrial Development Authority, Florida,     12/05 at 101.00       BB+         1,007,640
                  Industrial Development Revenue Bonds, Indiantown
                  Cogeneration LP, Series 1994A, 7.875%, 12/15/25
                  (Alternative Minimum Tax)

          310    Martin County Industrial Development Authority, Florida,     12/05 at 101.00       BB+           313,881
                  Industrial Development Revenue Refunding Bonds, Indiantown
                  Cogeneration LP, Series 1995B, 8.050%, 12/15/25
                  (Alternative Minimum Tax)

        2,965    Meadow Pines Community Development District, Florida,         5/14 at 101.00       N/R         3,131,218
                  Special Assessment Revenue Bonds, Series 2004A, 6.250%,
                  5/01/34

        3,070    Meadowwoods Community Development District, Pasco County,     5/14 at 101.00       N/R         3,117,616
                  Florida, Special Assessment Revenue Bonds, Series 2004A,
                  6.050%, 5/01/35

        2,190    Meadowwoods Community Development District, Pasco County,       No Opt. Call       N/R         2,194,862
                  Florida, Special Assessment Revenue Bonds, Series 2004B,
                  5.250%, 5/01/11

          400    Midtown Miami Community Development District, Florida,        5/14 at 100.00       N/R           423,308
                  Special Assessment Revenue Bonds, Parking Garage Project,
                  Series 2004A, 6.000%, 5/01/24

        3,600    Midtown Miami Community Development District, Florida,        5/14 at 100.00       N/R         3,868,380
                  Special Assessment Revenue Bonds, Series 2004B, 6.500%,
                  5/01/37

        1,330    Mira Lago West Community Development District, Florida,       5/15 at 101.00       N/R         1,326,436
                  Capital Improvement Revenue Bonds, Series 2005, 5.375%,
                  5/01/36

        1,770    Oak Creek Community Development District, Pasco County,       5/15 at 102.00       N/R         1,818,321
                  Florida, Special Assessment Bonds, Series 2004, 5.800%,
                  5/01/35

        3,000    Old Palm Community Development District, Florida, Special     5/15 at 101.00       N/R         3,105,660
                  Assessment Bonds, Palm Beach Gardens, Series 2004A,
                  5.900%, 5/01/35

        7,230    Orange County, Florida, Tourist Development Tax Revenue      10/15 at 100.00       AAA         7,613,985
                  Bonds, Series 2005, 5.000%, 10/01/22 - AMBAC Insured

        3,750    Orchid Grove Community Development District, Florida,         5/15 at 101.00       N/R         3,725,175
                  Special Assessment Bonds, Series 2005, 5.450%, 5/01/36

        1,000    Orlando Utilities Commission, Florida, Subordinate Lien         No Opt. Call    Aa1***         1,198,350
                  Water and Electric Revenue Bonds, Series 1989D, 6.750%,
                  10/01/17

        4,000    Pine Island Community Development District, Florida,          5/12 at 101.00       N/R         4,079,240
                  Special Assessment Bonds, Bella Collina, Series 2004,
                  5.750%, 5/01/35

        1,000    Principal One Community Development District, Jacksonville,   5/15 at 101.00       N/R         1,001,960
                  Florida, Special Assessment Bonds, Series 2005, 5.650%,
                  5/01/35

        2,500    Reunion East Community Development District, Osceola          5/12 at 101.00       N/R         2,781,700
                  County, Florida, Special Assessment Bonds, Series 2002A,
                  7.375%, 5/01/33

        2,000    Reunion East Community Development District, Osceola            No Opt. Call       N/R         2,049,040
                  County, Florida, Special Assessment Bonds, Series 2005,
                  5.800%, 5/01/36

        9,250    Reunion West Community Development District, Florida,         5/12 at 101.00       N/R         9,709,355
                  Special Assessment Bonds, Series 2004, 6.250%, 5/01/36

       10,000    Somerset Community Development District, Florida, Capital     5/15 at 101.00       N/R         9,768,000
                  Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37

        1,000    South-Dade Venture Community Development District, Florida,   5/14 at 101.00       N/R         1,051,430
                  Special Assessment Revenue Bonds, Series 2004, 6.125%,
                  5/01/34

        2,200    South Kendall Community Development District, Florida,        5/14 at 101.00       N/R         2,276,780
                  Special Assessment Bonds, Series 2004A, 5.900%, 5/01/35

                 Stonegate Community Development District, Florida, Special
                 Assessment Revenue Bonds, Series 2004:
          485     6.000%, 5/01/24                                              5/14 at 101.00       N/R           512,495
          500     6.125%, 5/01/34                                              5/14 at 101.00       N/R           522,695

----
29

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2005

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 Florida (continued)

$       3,640    Terracina Community Development District, Florida, Special    5/14 at 101.00       N/R $       3,752,185
                  Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35

        1,655    Valencia Acres Community Development District, Florida,       5/15 at 101.00       N/R         1,698,858
                  Special Assessment Bonds, Series 2005, 5.800%, 5/01/35

        4,000    Westport Community Development District, Florida, Capital     5/13 at 100.00       N/R         4,039,560
                  Improvement Revenue Bonds, Series 2005A, 5.700%, 5/01/35

                 Volusia County, Florida, Gas Tax Revenue Bonds, Series 2004:
        3,380     5.000%, 10/01/17 - FSA Insured                              10/14 at 100.00       AAA         3,596,083
        3,550     5.000%, 10/01/18 - FSA Insured                              10/14 at 100.00       AAA         3,763,355
        3,675     5.000%, 10/01/19 - FSA Insured                              10/14 at 100.00       AAA         3,881,866

        2,000    Waters Edge Community Development District, Florida,          5/15 at 101.00       N/R         1,983,560
                  Capital Improvement Revenue Bonds, Series 2005, 5.300%,
                  5/01/36

                 Westchester Community Development District 1, Florida,
                 Special Assessment Bonds, Series 2003:
        1,650     6.000%, 5/01/23                                              5/13 at 101.00       N/R         1,727,649
        3,750     6.125%, 5/01/35                                              5/13 at 101.00       N/R         3,915,450
-------------------------------------------------------------------------------------------------------------------------
                 Georgia - 1.2%

                 Atlanta, Georgia, Tax Allocation Bonds, Atlantic Station
                 Project, Series 2001:
        1,650     7.750%, 12/01/14                                            12/11 at 101.00       N/R         1,778,816
        1,400     7.900%, 12/01/24                                            12/11 at 101.00       N/R         1,511,608

        1,000    Atlanta, Georgia, Tax Allocation Bonds, Eastside Project,       No Opt. Call       N/R         1,000,280
                  Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)

                 Atlanta, Georgia, Tax Allocation Bonds, Eastside Project,
                 Series 2005B:
        1,250     5.400%, 1/01/20                                              7/15 at 100.00       N/R         1,243,175
        2,000     5.600%, 1/01/30                                              7/15 at 100.00       N/R         2,000,860

        2,820    Augusta, Georgia, Airport Revenue Bonds, Series 2005A,        1/15 at 100.00      Baa3         2,832,070
                  5.150%, 1/01/35

                 Baldwin County Hospital Authority, Georgia, Revenue Bonds,
                 Oconee Regional Medical Center, Series 1998:
          250     5.350%, 12/01/14                                            12/08 at 102.00       BB+           246,545
          370     5.250%, 12/01/22                                            12/08 at 102.00       BB+           340,615

          275    Brunswick and Glynn County Development Authority, Georgia,    3/08 at 102.00       Ba2           270,795
                  Revenue Refunding Bonds, Georgia Pacific Corporation,
                  Series 1998, 5.550%, 3/01/26 (Alternative Minimum Tax)

        2,000    Coffee County Hospital Authority, Georgia, Revenue Bonds,     1/14 at 100.00      BBB+         1,990,880
                  Coffee County Regional Medical Center, Series 2004,
                  5.000%, 12/01/26

          700    DeKalb County Development Authority, Georgia, Pollution      12/12 at 101.00       BB-           649,558
                  Control Revenue Refunding Bonds, General Motors
                  Corporation Projects, Series 2002, 6.000%, 3/15/21

        3,120    Effingham County Development Authority, Georgia, Solid        7/08 at 102.00       BB+         3,120,094
                  Waste Disposal Revenue Bonds, Ft. James Project, Series
                  1998, 5.625%, 7/01/18 (Alternative Minimum Tax)

           60    Effingham County Industrial Development Authority, Georgia,   6/11 at 101.00       BB+            63,269
                  Pollution Control Revenue Refunding Bonds, Georgia-Pacific
                  Project, Series 2001, 6.500%, 6/01/31

        1,480    Fulton County Residential Care Facilities Authority,         12/13 at 102.00       N/R         1,628,370
                  Georgia, Revenue Bonds, St. Anne's Terrace, Series 2003,
                  7.625%, 12/01/33

          900    Fulton County Residential Care Facilities Authority,          2/09 at 100.00       N/R           918,135
                  Georgia, Revenue Bonds, Canterbury Court, Series 2004A,
                  6.125%, 2/15/34

        8,060    Fulton County Development Authority, Georgia, Local           9/15 at 100.00       BBB         7,936,198
                  District Cooling Authority Revenue Bonds, Maxon Atlantic
                  Station LLC, Series 2005A, 5.125%, 3/01/26 (Alternative
                  Minimum Tax) (Mandatory put 3/01/15)

        1,000    Richmond County Development Authority, Georgia,              11/13 at 100.00       BBB         1,024,120
                  Environmental Improvement Revenue Bonds, International
                  Paper Company, Series 2003A, 5.750%, 11/01/27 (Alternative
                  Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------
                 Idaho - 0.2%

        3,605    Power County Industrial Development Corporation, Idaho,       8/09 at 102.00      BBB-         3,781,248
                  Solid Waste Disposal Revenue Bonds, FMC Corporation,
                  Series 1999, 6.450%, 8/01/32 (Alternative Minimum Tax)

----
30

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 Illinois - 6.1%

$       4,088    Bolingbrook, Will and DuPage Counties, Illinois, Wastewater   1/15 at 102.00       N/R $       4,082,268
                  Facilities Revenue Bonds, Crossroads Treatment LLC, Series
                  2005, 6.600%, 1/01/35

        8,250    Caseyville, Illinois, Tax Increment Revenue Bonds, Forest    12/14 at 100.00       N/R         8,655,323
                  Lakes Project, Series 2004, 7.000%, 12/30/22

        1,465    Chicago, Illinois, Tax Increment Allocation Bonds,            1/09 at 100.00       N/R         1,561,397
                  Irving/Cicero Redevelopment Project, Series 1998,
                  7.000%, 1/01/14

        5,075    Gilberts, Illinois, Special Tax Bonds, Special Service Area   3/15 at 100.00       AAA         4,946,044
                  9, Big Timber Project, Series 2005, 4.750%, 3/01/30 - AGC
                  Insured

        1,000    Illinois Development Finance Authority, Revenue Bonds,       12/12 at 100.00       BBB         1,056,290
                  Chicago Charter School Foundation, Series 2002A, 6.125%,
                  12/01/22

          790    Illinois Development Finance Authority, Environmental         6/12 at 100.00       Ba1           893,142
                  Services Revenue Bonds, Citgo Petroleum Corporation
                  Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum
                  Tax)

       10,750    Illinois Finance Authority, Revenue Bonds, Rogers Park       11/14 at 102.00       N/R        10,758,063
                  Montessori School, Series 2004, 7.125%, 11/01/34

        3,000    Illinois Finance Authority, Revenue Bonds, Friendship         2/15 at 100.00       N/R         2,984,820
                  Village of Schaumburg, Series 2005A, 5.625%, 2/15/37

                 Illinois Health Facilities Authority, Revenue Bonds, Holy
                 Cross Hospital, Series 1994:
        3,145     6.700%, 3/01/14                                              3/06 at 100.00        B2         3,146,101
        5,750     6.750%, 3/01/24                                              3/06 at 100.00        B2         5,707,508

                 Illinois Health Facilities Authority, Revenue Bonds,
                 Midwest Physicians Group Ltd., Series 1998:
           55     5.375%, 11/15/08                                               No Opt. Call       BB+            55,014
        1,750     5.500%, 11/15/19                                            11/08 at 102.00       BB+         1,612,170

        2,670    Illinois Health Facilities Authority, Revenue Bonds,          8/07 at 101.00      BBB-         2,663,165
                  Victory Health Services, Series 1997A, 5.750%, 8/15/27

        2,600    Illinois Health Facilities Authority, Revenue Bonds, Smith      No Opt. Call       N/R         2,763,826
                  Crossing, Series 2003A, 7.000%, 11/15/32

                 Illinois Health Facilities Authority, Revenue Refunding
                 Bonds, Proctor Community Hospital, Series 1991:
          290     7.500%, 1/01/11                                              1/06 at 100.00      BBB-           290,246
        1,025     7.375%, 1/01/23                                              1/06 at 100.00      BBB-         1,025,543

        1,000    Illinois Educational Facilities Authority, Student Housing    5/12 at 101.00      Baa2         1,024,310
                  Revenue Bonds, Educational Advancement Foundation Fund,
                  University Center Project, Series 2002, 6.250%, 5/01/34

        9,000    Illinois Finance Authority, Guaranteed Solid Waste Revenue    8/15 at 101.00       BBB         8,903,520
                  Bonds, Waste Management Inc. Project, Series 2005, 5.050%,
                  8/01/29 (Alternative Minimum Tax)

          300    Libertyville, Illinois, Affordable Housing Revenue Bonds,    11/09 at 100.00        A3           309,618
                  Liberty Towers Project, Series 1999A, 7.000%, 11/01/29
                  (Alternative Minimum Tax)

       18,000    Lombard Public Facilities Corporation, Illinois, First Tier   1/16 at 100.00       N/R        18,825,300
                  Conference Center and Hotel Revenue Bonds, Series 2005A-1,
                  7.125%, 1/01/36

        4,000    Lombard Public Facilities Corporation, Illinois, First Tier   1/16 at 100.00         A         4,209,720
                  Conference Center and Hotel Revenue Bonds, Series 2005A-2,
                  5.500%, 1/01/36 - ACA Insured

       10,460    Lombard Public Facilities Corporation, Illinois, Third Tier   4/06 at 100.00       N/R        10,320,464
                  Conference Center and Hotel Revenue Bonds, Series 2005C-3,
                  4.000%, 1/01/36

        3,495    Minooka, Illinois, Special Assessment Bonds, Lakewood         3/13 at 102.00       N/R         3,637,596
                  Trails Project, Series 2003, 6.625%, 3/01/33

        2,925    Minooka, Illinois, Special Assessment Bonds, Lakewood         3/14 at 103.00       N/R         2,998,067
                  Trails Unit 2 Project, Series 2004, 6.375%, 3/01/34

                 North Chicago, Illinois, General Obligation Bonds, Series
                 2005A:
        2,355     5.000%, 11/01/20 - FGIC Insured                             11/15 at 100.00       AAA         2,480,992
        1,060     5.000%, 11/01/22 - FGIC Insured                             11/15 at 100.00       AAA         1,110,573

        6,000    Pingree Grove Village, Illinois, Tax Assessment Bonds,        3/15 at 102.00       N/R         5,881,800
                  Special Service Area 2 - Cambridge Lakes Project, Series
                  2005-2, 6.000%, 3/01/35

        2,060    Plano Special Service Area 1, Illinois, Special Tax Bonds,    3/14 at 102.00       N/R         2,084,061
                  Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34

----
31

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2005

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 Illinois (continued)

$       3,315    Plano Special Service Area 3, Illinois, Special Tax Bonds,    3/15 at 102.00       N/R $       3,329,453
                  Lakewood Springs Project, Series 2005A, 6.100%, 3/01/35

        2,100    Round Lake, Lake County, Illinois, Special Tax Bonds,         3/13 at 102.00       N/R         2,196,789
                  Lakewood Grove Special Service Area 1, Series 2003,
                  6.700%, 3/01/33

        3,570    Round Lake Village, Lake County, Illinois, Lakewood Grove     3/13 at 102.00       N/R         3,747,143
                  Special Service Area 3 Special Tax Bonds, Series 2003,
                  6.750%, 3/01/33

        3,695    Waukegan, Illinois, Special Assessment Improvement Bonds,     3/15 at 102.00       N/R         3,621,396
                  Fountain Square, Series 2005, 6.125%, 3/01/30

        6,335    Wheeling, Illinois, Tax Increment Revenue Bonds, North        1/13 at 102.00       N/R         6,224,771
                  Milwaukee/Lake-Cook TIF Project, Series 2005, 6.000%,
                  1/01/25

        3,180    Wonder Lake Village, McHenry County, Illinois, Special Tax    3/14 at 102.00       N/R         3,350,098
                  Bonds, Special Service Area 1 - Woods Creek, Series 2004,
                  6.750%, 3/01/34

        4,000    Yorkville, Illinois, Special Service Area 2004-104            3/14 at 102.00       N/R         4,099,920
                  Assessment Bonds, MPI Grande Reserve Project, Series 2004,
                  6.375%, 3/01/34
-------------------------------------------------------------------------------------------------------------------------
                 Indiana - 1.1%

        3,000    Carmel Redevelopment District, Indiana, Tax Increment         7/12 at 103.00       N/R         3,002,550
                  Revenue Bonds, Series 2004A, 6.650%, 7/15/14

        2,420    East Chicago, Indiana, Exempt Facilities Revenue Bonds,         No Opt. Call       N/R         2,562,659
                  Inland Steel Company Project 14, Series 1996, 6.700%,
                  11/01/12 (Alternative Minimum Tax)

        2,000    Indiana Health Facility Financing Authority, Hospital         3/14 at 101.00      BBB-         2,099,880
                  Revenue Bonds, Community Foundation of Northwest Indiana,
                  Series 2004A, 6.000%, 3/01/34

          285    Jasper County, Indiana, Economic Development Revenue Bonds,  12/07 at 102.00       Ba2           282,318
                  Georgia Pacific Corporation Project, Series 1997, 5.625%,
                  12/01/27 (Alternative Minimum Tax)

           75    Jasper County, Indiana, Economic Development Revenue Bonds,   4/09 at 102.00       Ba2            74,033
                  Georgia Pacific Corporation Project, Series 1999, 5.600%,
                  4/01/29 (Alternative Minimum Tax)

           75    Jasper County, Indiana, Economic Development Revenue          4/10 at 101.00       Ba2            78,449
                  Refunding Bonds, Georgia Pacific Corporation Project,
                  Series 2000, 6.700%, 4/01/29 (Alternative Minimum Tax)

          890    Petersburg, Indiana, Pollution Control Revenue Refunding      8/11 at 102.00      Baa2           925,262
                  Bonds, Indianapolis Power and Light Company, Series 1991,
                  5.750%, 8/01/21

        1,750    Petersburg, Indiana, Pollution Control Revenue Bonds,         8/11 at 102.00      Baa3         1,856,103
                  Indiana Power and Light Company, Series 1996, 6.375%,
                  11/01/29 (Alternative Minimum Tax)

          750    Petersburg, Indiana, Pollution Control Revenue Refunding        No Opt. Call         A           766,680
                  Bonds, Indianapolis Power and Light Company, Series 1995A,
                  6.625%, 12/01/24 - ACA Insured

        2,155    St. Joseph County, Indiana, Economic Development Revenue      7/15 at 103.00       N/R         2,278,611
                  Bonds, Chicago Trail Village Apartments, Series 2005A,
                  7.500%, 7/01/35

                 St. Joseph County Hospital Authority, Indiana, Revenue
                 Bonds, Madison Center Inc., Series 2005:
        3,065     5.250%, 2/15/23                                              2/15 at 100.00       BBB         3,056,142
        2,500     5.375%, 2/15/34                                              2/15 at 100.00       BBB         2,458,725

        5,450    Whitley County, Indiana, Solid Waste and Sewerage Disposal   11/10 at 102.00       N/R         5,906,765
                  Revenue Bonds, Steel Dynamics Inc., Series 1998, 7.250%,
                  11/01/18 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------
                 Kansas - 1.0%

        3,200    Overland Park Development Corporation, Kansas, First Tier     1/11 at 101.00       N/R         3,475,328
                  Revenue Bonds, Overland Park Convention Center, Series
                  2001A, 7.375%, 1/01/32

        5,245    Wyandotte County-Kansas City Unified Government, Kansas,      3/12 at 101.00       BB-         4,841,502
                  Pollution Control Revenue Bonds, General Motors
                  Corporation, Series 2002, 6.000%, 6/01/25

                 Wyandotte County-Kansas City Unified Government, Kansas,
                 Sales Tax Special Obligation Bonds, Redevelopment Project
                 Area B, Series 2005:
        4,000     4.750%, 12/01/16                                            12/15 at 100.00       N/R         4,065,600
       10,000     5.000%, 12/01/20                                            12/15 at 100.00       N/R        10,237,500

----
32

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 Kentucky - 0.4%

                 Kentucky Economic Development Finance Authority, Hospital
                 System Revenue Refunding and Improvement Bonds, Appalachian
                 Regional Healthcare Inc., Series 1997:
$         500     5.800%, 10/01/12                                             4/08 at 102.00       BB- $         501,515
        1,000     5.850%, 10/01/17                                             4/08 at 102.00       BB-           988,140
        6,320     5.875%, 10/01/22                                             4/08 at 102.00       BB-         6,170,848

        2,190    Rockcastle County, Kentucky, First Mortgage Revenue Bonds,    6/15 at 100.00      BBB-         2,176,225
                  Rockcastle Hospital and Respiratory Care Center Inc.
                  Project, Series 2005, 5.550%, 6/01/30
-------------------------------------------------------------------------------------------------------------------------
                 Louisiana - 2.9%

        2,595    Carter Plantation Community Development District,            11/05 at 100.00       N/R         2,529,450
                  Livingston Parish, Louisiana, Special Assessment Bonds,
                  Series 2004, 5.500%, 5/01/16

       15,000    Carter Plantation Community Development District,             5/06 at 100.00       N/R        15,000,300
                  Livingston Parish, Louisiana, Special Assessment Bonds,
                  Series 2005A, 5.900%, 5/01/17

        1,770    Carter Plantation Community Development District,             5/06 at 100.00       N/R         1,770,035
                  Livingston Parish, Louisiana, Special Assessment Bonds,
                  Series 2005B, 5.900%, 5/01/17

          725    East Baton Rouge Parish, Louisiana, Revenue Refunding         3/08 at 102.00       Ba2           721,752
                  Bonds, Georgia Pacific Corporation Project, Series 1998,
                  5.350%, 9/01/11 (Alternative Minimum Tax)

       12,180    Greystone Community Development District, Louisiana,          9/06 at 100.00       N/R        12,019,589
                  Special Assessment Bonds, Livingston Parish, Series 2005,
                  5.950%, 9/01/20

       13,000    Hodge, Louisiana, Combined Utility System Revenue Bonds,        No Opt. Call         B        15,383,810
                  Smurfit-Stone Container Corporation, Series 2003, 7.450%,
                  3/01/24 (Alternative Minimum Tax)

        3,400    Morehouse Parish, Louisiana, Pollution Control Revenue          No Opt. Call       BBB         3,554,020
                  Refunding Bonds, International Paper Company, Series
                  2001A, 5.250%, 11/15/13

                 Ouachita Parish Industrial Development Authority,
                 Louisiana, Solid Waste Disposal Revenue Bonds, White Oaks
                 Project, Series 2004A:
          880     8.250%, 3/01/19 (Alternative Minimum Tax)                    3/10 at 102.00       N/R           913,211
          800     8.500%, 3/01/24 (Alternative Minimum Tax)                    3/10 at 102.00       N/R           828,472

        5,435    St. James Parish, Louisiana, Solid Waste Disposal Revenue       No Opt. Call       N/R         5,443,968
                  Bonds, Freeport McMoran Project, Series 1992, 7.700%,
                  10/01/22 (Alternative Minimum Tax)

        8,335    Tobacco Settlement Financing Corporation, Louisiana,          5/11 at 101.00       BBB         8,697,239
                  Tobacco Settlement Asset-Backed Bonds, Series 2001B,
                  5.875%, 5/15/39

          145    West Feliciana Parish, Louisiana, Pollution Control Revenue  11/05 at 100.00      BBB-           147,829
                  Bonds, Gulf States Utilities Company, Series 1985C,
                  7.000%, 11/01/15
-------------------------------------------------------------------------------------------------------------------------
                 Maine - 0.1%

        1,375    Bucksport, Maine, Solid Waste Revenue Bonds, International      No Opt. Call       BBB         1,311,929
                  Paper Company, Series 2004A, 4.000%, 3/01/14

        2,000    Jay, Maine, Solid Waste Disposal Revenue Bonds,              11/14 at 100.00       BBB         1,987,460
                  International Paper Company, Series 2004A,
                  4.900%, 11/01/17 (Alternative Minimum Tax)

          145    Maine Finance Authority, Solid Waste Recycling Facilities       No Opt. Call        BB           147,479
                  Revenue Bonds, Bowater Inc. - Great Northern Paper, Series
                  1992, 7.750%, 10/01/22 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------
                 Maryland - 1.7%

          500    Baltimore, Maryland, Special Obligation Bonds, North Locust   9/15 at 101.00       N/R           496,030
                  Point Project, Series 2005, 5.500%, 9/01/34

        3,320    Maryland Energy Financing Administration, Revenue Bonds,      9/07 at 100.00       N/R         3,370,829
                  AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                  (Alternative Minimum Tax)

                 Maryland Health and Higher Educational Facilities
                 Authority, Revenue Bonds, Collington Episcopal Life Care
                 Community Inc., Series 2001A:
           25     6.750%, 4/01/20                                              4/09 at 100.00       N/R            22,458
          300     6.750%, 4/01/23                                              4/11 at 101.00       N/R           270,609

          420    Maryland Industrial Development Financing Authority,          5/15 at 100.00       N/R           422,003
                  Revenue Bonds, Our Lady of Good Counsel High School,
                  Series 2005A, 5.500%, 5/01/20

----
33

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2005

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 Maryland (continued)

$          60    Prince George's County, Maryland, Revenue Bonds, Collington   4/06 at 100.00       N/R $          54,521
                  Episcopal Life Care Community Inc., Series 1994A, 5.625%,
                  4/01/09

           10    Prince George's County, Maryland, Revenue Bonds, Collington     No Opt. Call       N/R             9,999
                  Episcopal Life Care Community Inc., Series 1994B, 8.000%,
                  4/01/16 (Optional put 4/01/06)

                 Prince George's County, Maryland, Revenue Bonds, Dimensions
                 Health Corporation, Series 1994:
           45     5.100%, 7/01/06                                                No Opt. Call        B3            44,331
        2,150     5.200%, 7/01/07                                              7/06 at 100.00        B3         2,076,535
        2,230     5.300%, 7/01/08                                              7/06 at 100.00        B3         2,117,675
        5,350     5.375%, 7/01/14                                              1/06 at 101.00        B3         4,791,621
       18,020     5.300%, 7/01/24                                              1/06 at 101.00        B3        14,853,345

                 Prince George's County, Maryland, Special Obligation Bonds,
                 National Harbor Project, Series 2005:
        1,900     4.700%, 7/01/15                                                No Opt. Call       N/R         1,903,249
        6,750     5.200%, 7/01/34                                              7/15 at 100.00       N/R         6,772,410

        1,800    Prince George's County, Maryland, Special Tax District        7/13 at 100.00       N/R         1,810,584
                  Bonds, Victoria Falls Project, Series 2005, 5.250%, 7/01/35
-------------------------------------------------------------------------------------------------------------------------
                 Massachusetts - 1.9%

       12,705    Boston Industrial Development Financing Authority,            9/12 at 102.00       Ba3        12,657,102
                  Massachusetts, Senior Revenue Bonds, Crosstown Center
                  Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum
                  Tax)

        4,250    Boston Industrial Development Financing Authority,            9/12 at 102.00       N/R         4,182,935
                  Massachusetts, Subordinate Revenue Bonds, Crosstown Center
                  Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum
                  Tax)

          870    Massachusetts Development Finance Agency, Resource Recovery  12/08 at 102.00       BBB           876,890
                  Revenue Bonds, Ogden Haverhill Associates, Series 1998B,
                  5.300%, 12/01/14 (Alternative Minimum Tax)

        1,000    Massachusetts Development Finance Agency, Resource Recovery  12/09 at 102.00       BBB         1,076,840
                  Revenue Bonds, Ogden Haverhill Associates, Series 1999A,
                  6.700%, 12/01/14 (Alternative Minimum Tax)

        1,160    Massachusetts Development Finance Agency, Pioneer Valley        No Opt. Call       N/R         1,271,070
                  Resource Recovery Revenue Bonds, Eco/ Springfield LLC,
                  Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)

          270    Massachusetts Health and Educational Facilities Authority,    1/09 at 101.00       BBB           278,562
                  Revenue Bonds, Caritas Christi Obligated Group, Series
                  1999A, 5.700%, 7/01/15

                 Massachusetts Health and Educational Facilities Authority,
                 Revenue Bonds, Caritas Christi Obligated Group, Series
                 2002B:
          160     6.500%, 7/01/12                                                No Opt. Call       BBB           174,966
          165     6.250%, 7/01/22                                              7/12 at 101.00       BBB           176,631

                 Massachusetts Health and Educational Facilities Authority,
                 Revenue Bonds, Northern Berkshire Community Services Inc.,
                 Series 2004B:
        2,425     6.250%, 7/01/24                                              7/14 at 100.00       BB-         2,544,553
        5,650     6.375%, 7/01/34                                              7/14 at 100.00       BB-         5,917,245

          870    Massachusetts Health and Educational Facilities Authority,    7/14 at 100.00       BB-           911,151
                  Revenue Bonds, Northern Berkshire Community Services Inc.,
                  Series 2004A, 6.375%, 7/01/34

        2,740    Massachusetts Health and Educational Facilities Authority,    7/15 at 100.00       BBB         2,701,421
                  Revenue Bonds, UMass Memorial Health Care, Series 2005D,
                  5.000%, 7/01/33

       10,070    Massachusetts Water Resources Authority, General Revenue     12/14 at 100.00       AAA        10,676,718
                  Bonds, Series 2004B, 5.000%, 12/01/18 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------------
                 Michigan - 5.0%

          500    Allegan Hospital Finance Authority, Michigan, Revenue        11/09 at 101.00       N/R           530,070
                  Bonds, Allegan General Hospital, Series 1999, 7.000%,
                  11/15/21

        1,050    Chandler Park Academy, Michigan, Public School Academy       11/15 at 100.00      BBB-         1,031,132
                  Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30

        1,280    Countryside Charter School, Berrien County, Michigan,         4/09 at 100.00       N/R         1,281,997
                  Charter School Revenue Bonds, Series 1999, 7.000%, 4/01/29

          915    Countryside Charter School, Berrien County, Michigan,         4/09 at 100.00       N/R           943,832
                  Charter School Revenue Bonds, Series 2000, 8.000%, 4/01/29

----
34

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 Michigan (continued)

                 Detroit Community High School, Michigan, Public School
                 Academy Revenue Bonds, Series 2005:
$       1,200     5.650%, 11/01/25                                            11/15 at 100.00        BB $       1,182,348
          500     5.750%, 11/01/30                                            11/15 at 100.00        BB           495,095
        2,425     5.750%, 11/01/35                                            11/15 at 100.00        BB         2,382,490

        6,075    Detroit Local Development Finance Authority, Michigan, Tax    5/09 at 101.00       BB-         5,780,059
                  Increment Bonds, Series 1998A, 5.500%, 5/01/21

                 Gaylord Hospital Finance Authority, Michigan, Revenue
                 Bonds, Otsego Memorial Hospital, Series 2004:
        1,000     6.200%, 1/01/25                                              1/15 at 100.00       N/R         1,022,040
        1,500     6.500%, 1/01/37                                              1/15 at 100.00       N/R         1,541,280

        3,500    Kent Hospital Finance Authority, Michigan, Revenue Bonds,     7/15 at 100.00       BBB         3,773,385
                  Metropolitan Hospital, Series 2005A, 6.250%, 7/01/40

                 Michigan Municipal Bond Authority, Public School Academy
                 Revenue Bonds, Detroit Academy of Arts and Sciences Charter
                 School, Series 2001A:
        1,700     7.500%, 10/01/12                                            10/09 at 102.00       Ba1         1,797,274
        2,900     7.900%, 10/01/21                                            10/09 at 102.00       Ba1         3,143,513
        6,550     8.000%, 10/01/31                                            10/09 at 102.00       Ba1         7,096,335

                 Michigan Municipal Bond Authority, Revenue Bonds, YMCA
                 Service Learning Academy Charter School, Series 2001:
        1,200     7.250%, 10/01/11                                            10/09 at 102.00       Ba1         1,262,436
          750     7.625%, 10/01/21                                            10/09 at 102.00       Ba1           813,458

                 Michigan State Hospital Finance Authority, Revenue
                 Refunding Bonds, Pontiac Osteopathic Hospital, Series 1994A:
        1,500     6.000%, 2/01/14                                              2/06 at 100.00      BBB-         1,500,540
        1,920     6.000%, 2/01/24                                              2/06 at 100.00      BBB-         1,920,979

                 Michigan State Hospital Finance Authority, Revenue
                 Refunding Bonds, Detroit Medical Center Obligated Group,
                 Series 1993A:
           40     6.375%, 8/15/09                                                No Opt. Call       BB-            40,022
        2,185     6.250%, 8/15/13                                              2/06 at 100.00       BB-         2,185,743
        8,110     6.500%, 8/15/18                                              2/06 at 100.00       BB-         8,113,731

       17,805    Michigan State Hospital Finance Authority, Hospital Revenue   2/06 at 101.00       BB-        17,100,990
                  Refunding Bonds, Detroit Medical Center Obligated Group,
                  Series 1993B, 5.500%, 8/15/23

                 Michigan State Hospital Finance Authority, Revenue Bonds,
                 Presbyterian Villages of Michigan Obligated Group, Series
                 2005:
        1,000     5.250%, 11/15/25                                             5/15 at 100.00       N/R           979,950
        8,700     5.500%, 11/15/35                                             5/15 at 100.00       N/R         8,623,962

        4,175    Michigan State Hospital Finance Authority, Hospital Revenue   1/06 at 102.00       N/R         4,282,214
                  Bonds, Presbyterian Villages of Michigan Obligated Group,
                  Series 1995, 6.500%, 1/01/25 (Pre-refunded to 1/01/06)

                 Michigan State Hospital Finance Authority, Hospital Revenue
                 Refunding Bonds, Sinai Hospital, Series 1995:
          790     6.625%, 1/01/16                                              1/06 at 102.00       Ba3           796,304
          380     6.700%, 1/01/26                                              1/06 at 102.00       Ba3           383,602

                 Michigan State Hospital Finance Authority, Hospital Revenue
                 Bonds, Presbyterian Villages of Michigan Obligated Group,
                 Series 1997:
          285     6.375%, 1/01/15 (Pre-refunded to 1/01/07)                    1/07 at 102.00    N/R***           300,641
          535     6.375%, 1/01/25 (Pre-refunded to 1/01/07)                    1/07 at 102.00    N/R***           564,361

                 Michigan State Hospital Finance Authority, Hospital Revenue
                 Bonds, Detroit Medical Center Obligated Group, Series 1998A:
          230     5.125%, 8/15/18                                              8/08 at 101.00       BB-           220,402
        1,420     5.250%, 8/15/23                                              8/08 at 101.00       BB-         1,348,105
        4,150     5.250%, 8/15/28                                              8/08 at 101.00       BB-         3,871,950

        1,910    Michigan State Hospital Finance Authority, Revenue Bonds,     5/15 at 100.00       BBB         1,858,831
                  Chelsea Community Hospital, Series 2005, 5.000%, 5/15/37

----
35

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2005

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 Michigan (continued)

$         500    Michigan Job Development Authority, Pollution Control           No Opt. Call        BB $         477,615
                  Revenue Bonds, General Motors Corporation, Series 1984,
                  5.550%, 4/01/09

          150    Midland County Economic Development Corporation, Michigan,    7/07 at 101.00       BB-           156,774
                  Subordinated Pollution Control Limited Obligation Revenue
                  Refunding Bonds, Midland Cogeneration Project, Series
                  2000A, 6.875%, 7/23/09 (Alternative Minimum Tax)

        2,745    Nataki Talibah Schoolhouse, Wayne County, Michigan,           6/10 at 102.00       N/R         2,919,033
                  Certificates of Participation, Series 2000, 8.250%, 6/01/30

                 Pontiac Hospital Finance Authority, Michigan, Hospital
                 Revenue Refunding Bonds, NOMC Obligated Group, Series 1993:
           10     6.000%, 8/01/07                                              2/06 at 100.00        BB             9,989
        7,845     6.000%, 8/01/13                                              2/06 at 100.00        BB         7,833,076
        4,575     6.000%, 8/01/18                                              2/06 at 100.00        BB         4,416,568
        4,235     6.000%, 8/01/23                                              2/06 at 100.00        BB         3,971,075

                 Summit Academy North Charter School, Michigan, Charter
                 School Revenue Bonds, Series 2005:
        4,295     5.350%, 11/01/25                                            11/15 at 100.00       BB+         4,164,260
        3,650     5.500%, 11/01/35                                            11/15 at 100.00       BB+         3,543,092
-------------------------------------------------------------------------------------------------------------------------
                 Minnesota - 0.9%

        3,250    Duluth Economic Development Authority, Minnesota,             6/12 at 101.00        BB         3,481,433
                  Healthcare Facilities Revenue Bonds, St. Luke's Hospital,
                  Series 2002, 7.250%, 6/15/32

                 Glencoe, Minnesota, Health Care Facilities Revenue Bonds,
                 Glencoe Regional Health Services Project, Series 2005:
        1,000     5.000%, 4/01/25                                              4/13 at 101.00       BBB           993,200
        1,100     5.000%, 4/01/31                                              4/12 at 101.00       BBB         1,072,907

        1,325    Ramsey, Anoka County, Minnesota, Charter School Lease         6/14 at 102.00       N/R         1,341,377
                  Revenue Bonds, PACT Charter School, Series 2004A, 6.750%,
                  12/01/33

        3,000    St. Paul Housing and Redevelopment Authority, Minnesota,     11/15 at 100.00      Baa3         3,205,140
                  Revenue Bonds, Healtheast Inc., Series 2005, 6.000%,
                  11/15/35

        1,600    St. Paul Housing and Redevelopment Authority, Minnesota,     12/11 at 102.00       N/R         1,640,976
                  Charter School Revenue Bonds, Achieve Charter School,
                  Series 2003A, 7.000%, 12/01/32

        1,100    St. Paul Housing and Redevelopment Authority, Minnesota,      6/14 at 102.00       N/R         1,141,613
                  Charter School Revenue Bonds, HOPE Community Academy
                  Charter School, Series 2004A, 6.750%, 12/01/33

                 St. Paul Housing and Redevelopment Authority, Minnesota,
                 Charter School Revenue Bonds, Higher Ground Academy Charter
                 School, Series 2004A:
          500     6.625%, 12/01/23                                             6/14 at 102.00       N/R           508,135
        2,120     6.875%, 12/01/33                                             6/14 at 102.00       N/R         2,155,680

        2,045    St. Paul Housing and Redevelopment Authority, Minnesota,      6/14 at 102.00       N/R         2,043,528
                  Charter School Revenue Bonds, HOPE Community Academy
                  Charter School, Series 2005A, 6.250%, 12/01/33

        1,400    St. Paul Port Authority, Minnesota, Lease Revenue Bonds,      5/15 at 100.00        BB         1,415,736
                  HealthEast Midway Campus, Series 2005A, 5.875%, 5/01/30

        1,700    St. Paul Port Authority, Minnesota, Lease Revenue Bonds,      5/15 at 100.00       N/R         1,722,083
                  HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30
-------------------------------------------------------------------------------------------------------------------------
                 Mississippi - 0.1%

        1,460    Mississippi Home Corporation, Multifamily Housing Revenue    11/19 at 101.00       N/R         1,479,728
                  Bonds, Tupelo Personal Care Apartments, Series 2004-2,
                  6.125%, 9/01/34

        1,000    Perry County, Mississippi, Pollution Control Revenue          3/12 at 100.00    Ba2***         1,077,220
                  Refunding Bonds, Leaf River Forest Project, Series 1999,
                  5.200%, 10/01/12
-------------------------------------------------------------------------------------------------------------------------
                 Missouri - 1.1%

        4,140    Carthage, Missouri, Hospital Revenue Bonds, McCune-Brooks     4/16 at 100.00       N/R         4,075,043
                  Hospital, Series 2005, 5.750%, 4/01/22 (WI, settling
                  11/02/05)

        2,380    Kansas City Industrial Development Authority, Missouri,       2/14 at 102.00       N/R         2,497,477
                  Multifamily Housing Revenue Bonds, Pickwick Apartments
                  Project, Series 2004, 8.000%, 2/01/34 (Alternative Minimum
                  Tax)

----
36

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 Missouri (continued)

$       8,260    Missouri Development Finance Board, Infrastructure            6/15 at 100.00      BBB+ $       8,278,337
                  Facilities Revenue Bonds, Branson Landing Project, Series
                  2005A, 5.000%, 6/01/35

        4,500    Missouri Housing Development Commission, Single Family        9/14 at 100.00       AAA         4,784,040
                  Mortgage Revenue Bonds, Homeownership Loan Program, Series
                  2005A-1, 5.900%, 9/01/35 (Alternative Minimum Tax)

                 St. Joseph Industrial Development Authority, Missouri, Tax
                 Increment Bonds, Shoppes at North Village Project, Series
                 2005A:
          500     5.100%, 11/01/19                                            11/14 at 100.00       N/R           489,480
        1,000     5.375%, 11/01/24                                            11/14 at 100.00       N/R           980,760

        1,000    St. Joseph Industrial Development Authority, Missouri, Tax   11/14 at 100.00       N/R           978,010
                  Increment Bonds, Shoppes at North Village Project, Series
                  2005B, 5.375%, 11/01/23

                 St. Louis County Industrial Development Authority,
                 Missouri, Revenue Bonds, Kiel Center Multipurpose Arena,
                 Series 1992:
          350     7.625%, 12/01/09 (Alternative Minimum Tax)                  12/05 at 100.00       N/R           351,015
        3,800     7.875%, 12/01/24 (Alternative Minimum Tax)                  12/05 at 100.00       N/R         3,864,980
-------------------------------------------------------------------------------------------------------------------------
                 Montana - 1.8%

        9,810    Montana Board of Investments, Exempt Facility Revenue         7/10 at 101.00        B1        10,191,315
                  Bonds, Stillwater Mining Company, Series 2000, 8.000%,
                  7/01/20 (Alternative Minimum Tax)

       32,285    Montana Board of Investments, Resource Recovery Revenue         No Opt. Call       N/R        32,191,696
                  Bonds, Yellowstone Energy LP, Series 1993, 7.000%,
                  12/31/19 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------
                 Nevada - 3.2%

        1,300    Clark County, Nevada, Local Improvement Bonds, Mountain's     2/06 at 103.00       N/R         1,345,578
                  Edge Special Improvement District 142, Series 2003,
                  6.375%, 8/01/23

        5,250    Clark County, Nevada, Industrial Development Revenue Bonds,     No Opt. Call        B-         5,209,312
                  Nevada Power Company, Series 1995A, 5.600%, 10/01/30
                  (Alternative Minimum Tax)

        6,580    Clark County, Nevada, Industrial Development Revenue            No Opt. Call        B-         6,580,066
                  Refunding Bonds, Nevada Power Company, Series 1995B,
                  5.900%, 10/01/30 (Alternative Minimum Tax)

        7,445    Clark County, Nevada, Industrial Development Revenue Bonds,     No Opt. Call        B-         7,331,464
                  Nevada Power Company Project, Series 1995C, 5.500%,
                  10/01/30

       14,675    Clark County, Nevada, Industrial Development Revenue Bonds,     No Opt. Call        B-        14,675,147
                  Nevada Power Company, Series 1997A, 5.900%, 11/01/32
                  (Alternative Minimum Tax)

        4,500    Clark County, Nevada, Industrial Development Revenue Bonds,  12/14 at 100.00       AAA         4,544,010
                  Southwest Gas Corporation, Series 2004B, 5.000%, 12/01/33
                  (Alternative Minimum Tax) - FGIC Insured

        4,000    Clark County, Nevada, Industrial Development Revenue Bonds,  10/15 at 100.00       AAA         3,927,320
                  Southwest Gas Corporation, Series 2005A, 4.850%, 10/01/35
                  (Alternative Minimum Tax) - AMBAC Insured

          585    Clark County, Nevada, Pollution Control Revenue Bonds,          No Opt. Call        B-           570,287
                  Nevada Power Company, Series 1995D, 5.450%, 10/01/23

       10,200    Director of Nevada State Department of Business and           1/10 at 102.00       N/R        10,639,416
                  Industry, Revenue Bonds, Las Vegas Monorail Project,
                  Second Tier, Series 2000, 7.375%, 1/01/40

        3,700    Director of Nevada State Department of Business and          11/14 at 100.00       N/R         3,797,902
                  Industry, Revenue Bonds, Las Ventanas Retirement
                  Community, Series 2004B, 6.750%, 11/15/23

        9,460    Director of Nevada State Department of Business and          11/14 at 100.00       N/R         9,759,598
                  Industry, Revenue Bonds, Las Ventanas Retirement
                  Community, Series 2004A, 7.000%, 11/15/34

        1,400    Henderson Local Improvement Districts T-17, Nevada, Limited   3/06 at 103.00       N/R         1,386,868
                  Obligation Improvement Bonds, Madeira Canyon Project,
                  Series 2005, 5.000%, 9/01/25

        3,200    Las Vegas, Nevada, Local Improvement Bonds, District 607,    12/16 at 100.00       N/R         3,301,024
                  Series 2004, 6.250%, 6/01/24

        1,000    Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series        10/12 at 101.00         A         1,113,650
                  2002A, 6.625%, 11/01/17 - ACA Insured

          445    North Las Vegas, Nevada, Local Improvement Bonds, Aliante    12/05 at 103.00       N/R           459,249
                  Special Improvement District 60, Series 2003, 6.400%,
                  12/01/22

----
37

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2005

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 New Hampshire - 0.1%

$       1,500    New Hampshire Health and Education Facilities Authority,     10/11 at 101.00        A+ $       1,576,395
                  Revenue Bonds, Exeter Hospital, Series 2001A, 5.750%,
                  10/01/31

          540    New Hampshire Higher Educational and Health Facilities          No Opt. Call        BB           546,907
                  Authority, Revenue Bonds, Littleton Hospital Association,
                  Series 1998A, 5.450%, 5/01/08

        1,000    New Hampshire Higher Educational and Health Facilities        5/08 at 102.00        BB         1,037,590
                  Authority, Revenue Bonds, Littleton Hospital Association,
                  Series 1998B, 5.800%, 5/01/18
-------------------------------------------------------------------------------------------------------------------------
                 New Jersey - 2.0%

        1,000    New Jersey Economic Development Authority, Economic          11/08 at 101.00       N/R         1,012,240
                  Development Revenue Bonds, Glimcher Properties LP, Series
                  1998, 6.000%, 11/01/28 (Alternative Minimum Tax)

        2,155    New Jersey Economic Development Authority, Industrial         4/06 at 102.00       Ba3         2,218,680
                  Development Revenue Refunding Bonds, Newark Airport
                  Marriott Hotel, Series 1996, 7.000%, 10/01/14

                 New Jersey Economic Development Authority, Special
                 Facilities Revenue Bonds, Continental Airlines Inc., Series
                 1999:
        5,035     6.250%, 9/15/19 (Alternative Minimum Tax)                    9/09 at 101.00         B         4,287,151
          270     6.400%, 9/15/23 (Alternative Minimum Tax)                    9/09 at 101.00         B           228,242
       11,290     6.250%, 9/15/29 (Alternative Minimum Tax)                    9/09 at 101.00         B         9,157,996

                 New Jersey Economic Development Authority, Special
                 Facilities Revenue Bonds, Continental Airlines Inc., Series
                 2000:
        1,500     7.200%, 11/15/30 (Alternative Minimum Tax)                  11/10 at 101.00         B         1,327,785
        1,285     7.000%, 11/15/30 (Alternative Minimum Tax)                  11/10 at 101.00         B         1,110,536

        2,000    New Jersey Economic Development Authority, Special            6/13 at 101.00         B         2,074,500
                  Facilities Revenue Bonds, Continental Airlines Inc.,
                  Series 2003, 9.000%, 6/01/33 (Alternative Minimum Tax)

        1,000    New Jersey Health Care Facilities Financing Authority,        7/15 at 100.00      Baa3         1,031,310
                  Revenue Bonds, Children's Specialized Hospital, Series
                  2005A, 5.500%, 7/01/30 (WI, settling 11/01/05)

        7,910    New Jersey Economic Development Authority, School Facility   12/15 at 100.00       AAA         8,653,619
                  Construction Bonds, Series 2005K, 5.250%, 12/15/17 - FGIC
                  Insured

        4,490    Tobacco Settlement Financing Corporation, New Jersey,         6/12 at 100.00       BBB         4,712,435
                  Tobacco Settlement Asset-Backed Bonds, Series 2002,
                  6.125%, 6/01/42

                 Tobacco Settlement Financing Corporation, New Jersey,
                 Tobacco Settlement Asset-Backed Bonds, Series 2003:
        1,600     6.375%, 6/01/32                                              6/13 at 100.00       BBB         1,776,224
        3,220     6.750%, 6/01/39                                              6/13 at 100.00       BBB         3,673,215
        3,410     7.000%, 6/01/41                                              6/13 at 100.00       BBB         3,991,848
        1,255     6.250%, 6/01/43                                              6/13 at 100.00       BBB         1,387,515
-------------------------------------------------------------------------------------------------------------------------
                 New Mexico - 0.1%

                 Cabezon Public Improvement District, Rio Rancho, New
                 Mexico, Special Levy Revenue Bonds, Series 2005:
        1,505     6.000%, 9/01/24                                              9/15 at 102.00       N/R         1,538,787
        1,490     6.300%, 9/01/34                                              9/15 at 102.00       N/R         1,522,899
-------------------------------------------------------------------------------------------------------------------------
                 New York - 4.4%

       62,000    Erie County Tobacco Asset Securitization Corporation, New       6/15 at 7.17       N/R         2,307,020
                  York, Settlement Backed Bonds, 3rd Subordinate Series
                  2005D, 0.000%, 6/01/55

        5,000    Liberty Development Corporation, New York, Goldman Sachs        No Opt. Call       Aa3         5,486,150
                  Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35

        1,035    New York City Industrial Development Agency, New York,        7/12 at 101.00        B2         1,060,389
                  Civic Facility Revenue Bonds, Staten Island University
                  Hospital, Series 2002C, 6.450%, 7/01/32

        1,305    New York City Industrial Development Agency, New York,        7/12 at 100.00        B2         1,322,148
                  Civic Facility Revenue Bonds, Staten Island University
                  Hospital, Series 2001A, 6.375%, 7/01/31

        1,315    New York City Industrial Development Agency, New York,        7/12 at 100.00        B2         1,332,279
                  Civic Facility Revenue Bonds, Staten Island University
                  Hospital, Series 2001B, 6.375%, 7/01/31

----
38

    Principal                                                                Optional Call                      Market
 Amount (000) Description                                                      Provisions* Ratings**             Value
----------------------------------------------------------------------------------------------------------------------
              New York (continued)

              New York City Industrial Development Agency, New York,
              Liberty Revenue Bonds, 7 World Trade Center, Series 2005A:
$      14,000  6.250%, 3/01/15                                              3/09 at 103.00       N/R $      14,885,780
       17,000  6.500%, 3/01/35                                              3/09 at 103.00       N/R        18,167,050

        9,000 New York City Industrial Development Agency, New York,        3/09 at 103.00       N/R         9,771,120
               Liberty Revenue Bonds, 7 World Trade Center, Series 2005B,
               6.750%, 3/01/15

        6,500 New York City Industrial Development Agency, New York,        9/15 at 100.00      BBB-         6,510,595
               Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005,
               5.000%, 9/01/35

        1,650 New York City Industrial Development Agency, New York,        8/07 at 102.00       CCC         1,070,784
               Special Facilities Revenue Bonds, American Airlines Inc.,
               Series 1990, 5.400%, 7/01/20 (Alternative Minimum Tax)

        1,700 New York City Industrial Development Agency, New York,        8/06 at 100.00       CCC         1,255,501
               Special Facilities Revenue Bonds, American Airlines Inc.,
               Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax)

              Dormitory Authority of the State of New York, Revenue
              Bonds, Nyack Hospital, Series 1996:
          445  6.000%, 7/01/06                                              7/06 at 102.00        B2           447,212
        3,050  6.250%, 7/01/13                                              7/06 at 102.00        B2         2,999,858

              Dormitory Authority of the State of New York, Revenue
              Bonds, Mount Sinai NYU Health, Series 2000C:
        4,000  5.000%, 7/01/13                                              7/08 at 100.00       Ba1         4,030,480
        2,625  5.500%, 7/01/26                                              7/08 at 100.00       Ba1         2,654,243

        4,170 Dormitory Authority of the State of New York, Revenue         7/08 at 100.00       Ba1         4,216,454
               Bonds, Mount Sinai NYU Health Obligated Group, Series
               2000A, 5.500%, 7/01/26

          500 Dormitory Authority of the State of New York, Revenue         7/09 at 101.00        AA           542,065
               Bonds, Marymount Manhattan College, Series 1999, 6.125%,
               7/01/21 - RAAI Insured

              Dormitory Authority of the State of New York, Revenue
              Bonds, Lenox Hill Hospital Obligated Group, Series 2001:
        1,205  5.750%, 7/01/15                                              7/11 at 101.00       Ba2         1,245,259
        2,745  5.375%, 7/01/20                                              7/11 at 101.00       Ba2         2,737,890
        4,900  5.500%, 7/01/30                                              7/11 at 101.00       Ba2         4,805,577

        1,250 Niagara County Industrial Development Agency, New York,      11/11 at 101.00      Baa3         1,310,725
               Solid Waste Disposal Facility Revenue Bonds, American
               Ref-Fuel Company of Niagara LP, Series 2001A, 5.450%,
               11/15/26 (Alternative Minimum Tax) (Mandatory put 11/15/12)

        1,850 Niagara County Industrial Development Agency, New York,      11/11 at 101.00      Baa3         1,943,277
               Solid Waste Disposal Facility Revenue Refunding Bonds,
               American Ref-Fuel Company of Niagara LP, Series 2001B,
               5.550%, 11/15/24 (Alternative Minimum Tax) (Mandatory put
               11/15/13)

        1,500 Niagara County Industrial Development Agency, New York,      11/11 at 101.00      Baa3         1,575,885
               Solid Waste Disposal Facility Revenue Bonds, American
               Ref-Fuel Company of Niagara LP, Series 2001C, 5.625%,
               11/15/24 (Alternative Minimum Tax) (Mandatory put 11/15/14)

        1,070 Niagara County Industrial Development Agency, New York,      11/11 at 101.00      Baa3         1,116,780
               Solid Waste Disposal Facility Revenue Refunding Bonds,
               American Ref-Fuel Company of Niagara LP, Series 2001D,
               5.550%, 11/15/24 (Mandatory put 11/15/15)

        2,500 Port Authority of New York and New Jersey, Special Project   10/06 at 102.00       N/R         2,614,700
               Bonds, KIAC Partners, Fourth Series 1996, 6.750%, 10/01/19
               (Alternative Minimum Tax)

          100 Suffolk County Industrial Development Agency, New York,       1/09 at 101.00       N/R           100,232
               Revenue Bonds, Nissequogue Cogeneration Partners Facility,
               Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)

        5,000 Westchester Tobacco Asset Securitization Corporation, New     6/15 at 100.00       BBB         4,851,450
               York, Tobacco Settlement Asset-Backed Refunding Bonds,
               Series 2005, 5.125%, 6/01/45

          500 Yonkers Industrial Development Agency, New York, Revenue      3/08 at 102.00       N/R           457,495
               Bonds, St. Joseph's Hospital - Yonkers Project, Series
               1998A, 6.150%, 3/01/15

              Yonkers Industrial Development Agency, New York, Revenue
              Bonds, St. Joseph's Hospital - Yonkers Project, Series
              1998C:
          750  6.150%, 3/01/15                                              3/08 at 102.00       N/R           686,243
          800  6.200%, 3/01/20                                              3/08 at 102.00       N/R           711,048

----
39

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2005

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 North Carolina - 0.7%

$       5,000    Gaston County Industrial Facilities and Pollution Control     8/15 at 100.00       N/R $       5,185,000
                  Financing Authority, North Carolina, National Gypsum
                  Company Project Exempt Facilities Revenue Bonds, Series
                  2005, 5.750%, 8/01/35 (Alternative Minimum Tax)

        2,000    North Carolina Eastern Municipal Power Agency, Power System     No Opt. Call       AAA         2,360,880
                  Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 -
                  FGIC Insured

        5,500    North Carolina Capital Facilities Finance Agency, Solid       7/12 at 106.00       N/R         5,549,225
                  Waste Facilities Revenue Bonds, Liberty Tire Services of
                  North Carolina LLC, Series 2004A, 6.750%, 7/01/29

                 North Carolina Medical Care Commission, Revenue Bonds,
                 United Methodist Retirement Homes Inc., Series 2005C:
          750     5.250%, 10/01/24                                            10/15 at 100.00       N/R           763,313
        1,600     5.500%, 10/01/32                                            10/15 at 100.00       N/R         1,635,504
-------------------------------------------------------------------------------------------------------------------------
                 North Dakota - 0.2%

                 Fort Yates Public School District 4 Building Authority,
                 North Dakota, Lease Revenue Bonds, Series 2005:
        1,705     5.000%, 7/15/20 - ACA Insured                                7/15 at 100.00         A         1,763,874
        2,410     5.000%, 7/15/24 - ACA Insured                                7/15 at 100.00         A         2,457,188

          465    Oakes, North Dakota, Industrial Development Revenue Bonds,    2/08 at 100.00       N/R           466,944
                  Omniquip International Inc. Project, Series 1999, 5.800%,
                  2/01/14 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------
                 Ohio - 2.7%

                 Belmont County, Ohio, Revenue Bonds, Ohio Valley Health
                 Services and Education Corporation, Series 1998:
          500     5.700%, 1/01/13                                              1/08 at 102.00         B           477,595
        1,270     5.800%, 1/01/18                                              1/08 at 102.00         B         1,166,876

        1,875    Cleveland-Cuyahoga County Port Authority, Ohio, Development   5/14 at 102.00       N/R         1,874,963
                  Revenue Bonds, Bond Fund Program - Garfield Heights
                  Project, Series 2004D, 5.250%, 5/15/23

        7,000    Coshocton County, Ohio, Environmental Revenue Bonds,            No Opt. Call         B         6,873,160
                  Smurfit-Stone Container Corporation, Series 2005, 5.125%,
                  8/01/13

        1,030    Dayton, Ohio, Special Facilities Revenue Refunding Bonds,     2/08 at 102.00       AAA         1,086,619
                  Emery Air Freight Corporation and Emery Worldwide Airlines
                  Inc. - Guarantors, Series 1998A, 5.625%, 2/01/18

        1,465    Lake Local School District, Stark County, Ohio, General       6/15 at 100.00       AAA         1,546,571
                  Obligation Bonds, Series 2005, 5.000%, 12/01/20 - FSA
                  Insured

        1,350    Moraine, Ohio, Solid Waste Disposal Revenue Bonds, General      No Opt. Call       BB-         1,348,961
                  Motors Corporation, Series 1994, 6.750%, 7/01/14
                  (Alternative Minimum Tax)

        2,500    Ohio, Environmental Facilities Revenue Bonds, Ford Motor      6/10 at 101.00       BB+         2,346,625
                  Company, Series 2000, 6.150%, 6/01/30 (Alternative Minimum
                  Tax)

        7,000    Ohio, Environmental Facilities Revenue Bonds, Ford Motor      4/15 at 100.00       BB+         6,223,280
                  Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum
                  Tax)

        5,000    Ohio, Pollution Control Revenue Bonds, General Motors           No Opt. Call       BB-         4,611,350
                  Corporation, Series 2002, 5.625%, 3/01/15

        2,655    Ohio, Solid Waste Revenue Bonds, General Motors              12/12 at 101.00       BB-         2,503,984
                  Corporation, Series 2002, 6.300%, 12/01/32 (Alternative
                  Minimum Tax)

        4,200    Ohio Water Development Authority, Solid Waste Disposal        9/08 at 102.00       N/R         4,225,368
                  Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%,
                  9/01/20 (Alternative Minimum Tax)

        2,300    Ohio Water Development Authority, Solid Waste Disposal        9/09 at 102.00       N/R         2,377,878
                  Revenue Bonds, Bay Shore Power, Series 1998B, 6.625%,
                  9/01/20 (Alternative Minimum Tax)

       11,000    Port Authority of Columbiana County, Ohio, Solid Waste        8/12 at 106.00       N/R        11,058,520
                  Facility Revenue Bonds, APEX Environmental LLC, Series
                  2004A, 7.250%, 8/01/34 (Alternative Minimum Tax)

        8,900    Port Authority of Columbiana County, Ohio, Solid Waste        8/12 at 106.00       N/R         8,975,561
                  Facility Revenue Bonds, Liberty Waste Transportation LLC,
                  Series 2004A, 7.000%, 8/01/21 (Alternative Minimum Tax)

        2,500    Summit County Port Authority, Ohio, Development Revenue       5/14 at 102.00       N/R         2,504,950
                  Bonds, Garfield Heights Inc. Project, Series 2004A,
                  5.250%, 5/15/23

----
40

    Principal                                                                Optional Call                      Market
 Amount (000) Description                                                      Provisions* Ratings**             Value
----------------------------------------------------------------------------------------------------------------------
              Ohio (continued)

$       1,025 Toledo-Lucas County Port Authority, Ohio, Port Revenue          No Opt. Call        A+ $       1,036,326
               Bonds, Cargill Inc., Series 2004B, 4.500%, 12/01/15

        1,275 Trumbull County, Ohio, Sewerage Disposal Revenue Bonds,         No Opt. Call       BB-         1,277,321
               General Motors Corporation, Series 1994, 6.750%, 7/01/14
               (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------
              Oklahoma - 1.2%

        1,560 Durant Community Facilities Authority, Bryan County,         11/14 at 100.00       AAA         1,705,189
               Oklahoma, Sales Tax Revenue Bonds, Series 2004,
               5.500%, 11/01/19 - XLCA Insured

              Oklahoma Development Finance Authority, Revenue Refunding
              Bonds, Hillcrest Healthcare System, Series 1999A:
        1,250  5.125%, 8/15/10 (Pre-refunded to 8/15/09)                    8/09 at 101.00       AAA         1,334,913
        1,000  5.750%, 8/15/12 (Pre-refunded to 8/15/09)                    8/09 at 101.00       AAA         1,089,950
          815  5.750%, 8/15/13 (Pre-refunded to 8/15/09)                    8/09 at 101.00       AAA           888,309
        1,000  5.750%, 8/15/15 (Pre-refunded to 8/15/09)                    8/09 at 101.00       AAA         1,089,950
        1,730  5.625%, 8/15/19 (Pre-refunded to 8/15/09)                    8/09 at 101.00       AAA         1,877,984
        6,020  5.625%, 8/15/29 (Pre-refunded to 8/15/09)                    8/09 at 101.00       AAA         6,534,951

              Stillwater Medical Center Authority, Oklahoma, Hospital
              Revenue Bonds, Series 2005:
        1,100  5.250%, 5/15/16                                              5/14 at 100.00      Baa1         1,137,752
          610  5.000%, 5/15/18                                              5/14 at 100.00      Baa1           615,386
          450  5.000%, 5/15/19                                              5/14 at 100.00      Baa1           452,817

          325 Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds,         No Opt. Call        B-           319,124
               American Airlines Inc., Series 1992, 7.350%, 12/01/11

        6,200 Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds,      12/05 at 102.00        B-         5,315,694
               American Airlines Inc., Series 1995, 6.250%, 6/01/20

           25 Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding    6/09 at 100.00        B-            23,809
               Bonds, American Airlines Inc., Series 2000B,
               6.000%, 6/01/35 (Alternative Minimum Tax) (Mandatory put
               12/01/08)

        1,255 Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding   12/08 at 100.00        B-         1,183,352
               Bonds, American Airlines Inc., Series 2001B,
               5.650%, 12/01/35 (Alternative Minimum Tax) (Mandatory put
               12/01/08)

        5,000 Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding      No Opt. Call        B-         5,007,850
               Bonds, American Airlines Inc., Series 2004A,
               7.750%, 6/01/35 (Mandatory put 12/01/14)
----------------------------------------------------------------------------------------------------------------------
              Oregon - 0.0%

           30 Oregon, Economic Development Revenue Bonds, Georgia Pacific   2/06 at 100.00       BB+            30,023
               Corp., Series 1995CLVII, 6.350%, 8/01/25 (Alternative
               Minimum Tax) (b)

          645 Oregon Health, Housing, Educational and Cultural Facilities     No Opt. Call       N/R           418,334
               Authority, Revenue Bonds, Oregon Coast Aquarium Project,
               Series 2005A, 5.350%, 10/01/31
----------------------------------------------------------------------------------------------------------------------
              Pennsylvania - 4.5%

        2,335 Allegheny County Hospital Development Authority,              4/15 at 100.00      Baa2         2,316,273
               Pennsylvania, Revenue Bonds, Ohio Valley General Hospital,
               Series 2005A, 5.000%, 4/01/25

              Allegheny County Hospital Development Authority,
              Pennsylvania, Revenue Bonds, West Penn Allegheny Health
              System, Series 2000B:
          385  9.250%, 11/15/15                                            11/10 at 102.00        B1           460,810
        3,260  9.250%, 11/15/22                                            11/10 at 102.00        B1         3,896,613
        8,050  9.250%, 11/15/30                                            11/10 at 102.00        B1         9,586,745

        1,000 Allegheny County Redevelopment Authority, Pennsylvania, TIF     No Opt. Call       N/R         1,032,770
               Revenue Bonds, Pittsburg Mills Project, Series 2004,
               5.600%, 7/01/23

              Chester County Health and Education Facilities Authority,
              Pennsylvania, Revenue Bonds, Immaculata University, Series
              2005:
        2,875  5.125%, 10/15/15                                               No Opt. Call       N/R         2,807,093
        4,925  5.500%, 10/15/25                                            10/15 at 102.00       N/R         4,737,407
       12,180  5.750%, 10/15/37                                            10/15 at 102.00       N/R        11,707,051

        1,500 Cumberland County Municipal Authority, Pennsylvania,          1/13 at 101.00       N/R         1,636,410
               Retirement Community Revenue Bonds, Wesley Affiliated
               Services Inc., Series 2002A, 7.125%, 1/01/25

----
41

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2005

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 Pennsylvania (continued)

                 Delaware County Industrial Development Authority,
                 Pennsylvania, Resource Recovery Revenue Refunding Bonds,
                 Series 1997A:
$       7,000     6.100%, 7/01/13                                              1/08 at 102.00       BB+ $       7,343,070
          100     6.200%, 7/01/19                                              1/08 at 102.00       BB+           103,543

          500    Lebanon County Health Facilities Authority, Pennsylvania,    12/14 at 100.00       N/R           492,905
                  Health Center Revenue Bonds, Pleasant View Retirement
                  Community, Series 2005A, 5.300%, 12/15/26

        2,370    New Morgan Industrial Development Authority, Pennsylvania,    4/06 at 100.00       BB-         2,354,358
                  Solid Waste Disposal Revenue Bonds, New Morgan Landfill
                  Company Inc., Series 1994, 6.500%, 4/01/19 (Alternative
                  Minimum Tax)

          530    Northumberland County Industrial Development Authority,       2/13 at 102.00       N/R           545,497
                  Pennsylvania, Facility Revenue Bonds, NHS Youth Services
                  Inc., Series 2002, 7.500%, 2/15/29

        2,000    Pennsylvania Economic Development Financing Authority,        4/09 at 102.00       N/R         2,133,460
                  Exempt Facilities Revenue Bonds, National Gypsum Company,
                  Series 1997A, 6.250%, 11/01/27 (Alternative Minimum Tax)

          750    Pennsylvania Economic Development Financing Authority,       11/08 at 102.00       N/R           793,523
                  Exempt Facilities Revenue Bonds, National Gypsum Company,
                  Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)

        3,300    Pennsylvania Economic Development Financing Authority,       12/09 at 103.00        B+         3,534,564
                  Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
                  Series 2003A, 6.750%, 12/01/36 (Alternative Minimum Tax)

                 Pennsylvania Economic Development Financing Authority,
                 Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
                 Series 2001A:
       12,000     6.750%, 12/01/36 (Alternative Minimum Tax)                  12/09 at 103.00        B+        12,852,960
        1,250     6.750%, 12/01/36 (Alternative Minimum Tax)                  12/09 at 103.00        B+         1,338,850

        7,000    Pennsylvania Economic Development Financing Authority,       12/09 at 103.00        B+         7,497,560
                  Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
                  Series 2002A, 6.750%, 12/01/36 (Alternative Minimum Tax)

                 Pennsylvania Economic Development Financing Authority,
                 Senior Lien Resource Recovery Revenue Bonds, Northampton
                 Generating Project, Series 1994A:
        1,400     6.400%, 1/01/09 (Alternative Minimum Tax)                    1/06 at 100.00      BBB-         1,404,214
        1,000     6.500%, 1/01/13 (Alternative Minimum Tax)                    1/06 at 100.00      BBB-         1,009,880
        1,500     6.600%, 1/01/19 (Alternative Minimum Tax)                    1/06 at 100.00        BB         1,510,035

        2,000    Pennsylvania Economic Development Financing Authority,          No Opt. Call       N/R         1,999,900
                  Subordinate Resource Recovery Revenue Bonds, Colver
                  Project, Series 2005G, 5.125%, 12/01/15 (Alternative
                  Minimum Tax)

                 Pennsylvania Economic Development Financing Authority,
                 Revenue Bonds, Northwestern Human Services Inc., Series
                 1998A:
          580     5.250%, 6/01/09                                              6/08 at 100.00       BB+           573,719
        2,000     5.250%, 6/01/14                                              6/08 at 100.00       BB+         1,963,380
          200     5.125%, 6/01/18                                              6/08 at 100.00       BB+           183,360

        1,000    Pennsylvania Economic Development Financing Authority,        6/12 at 102.00         A         1,071,080
                  Revenue Bonds, Amtrak 30th Street Station Parking Garage,
                  Series 2002, 5.800%, 6/01/23 (Alternative Minimum Tax) -
                  ACA Insured

          195    Pennsylvania Higher Educational Facilities Authority,           No Opt. Call        B1           195,265
                  Revenue Bonds, Allegheny General Hospital, Series 1991A,
                  7.125%, 9/01/07

        5,580    Philadelphia Authority for Industrial Development,            1/13 at 102.00      BBB-         5,412,433
                  Pennsylvania, Revenue Bonds, Leadership Learning Partners,
                  Series 2005A, 5.375%, 7/01/36

                 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,
                 General Ordinance, Fifth Series 2004A-1:
        3,315     5.000%, 9/01/15 - FSA Insured                                9/14 at 100.00       AAA         3,489,336
        3,005     5.000%, 9/01/16 - FSA Insured                                9/14 at 100.00       AAA         3,150,172

        4,120    Philadelphia Gas Works, Pennsylvania, Revenue Bonds,          8/14 at 100.00       AAA         4,366,129
                  Eighteenth Series 2004, 5.000%, 8/01/15 - AMBAC Insured

        1,000    Philadelphia Authority for Industrial Development,            5/15 at 102.00      Baa2         1,002,910
                  Pennsylvania, Multifamily Housing Revenue Bonds,
                  Presbyterian Homes Germantown - Morrisville Project,
                  Series 2005A, 5.625%, 7/01/35
-------------------------------------------------------------------------------------------------------------------------
                 Puerto Rico - 0.4%

       60,000    Puerto Rico, The Children's Trust Fund, Tobacco Settlement      5/15 at 7.38       N/R         1,995,000
                  Asset-Backed Bonds, Series 2005B, 0.000%, 5/15/55

        6,500    Puerto Rico Electric Power Authority, Power Revenue             No Opt. Call       AAA         7,195,045
                  Refunding Bonds, Series 2002JJ, 5.375%, 7/01/16 - XLCA
                  Insured

----
42

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 Rhode Island - 0.7%

                 Central Falls Detention Facility Corporation, Rhode Island,
                 Detention Facility Revenue Bonds, Series 2005:
$       1,180     6.750%, 1/15/13                                                No Opt. Call       N/R $       1,180,838
       10,500     7.250%, 7/15/35                                              7/15 at 103.00       N/R        10,917,165

        3,025    Rhode Island Housing and Mortgage Finance Corporation,       10/14 at 100.00       AA+         2,931,346
                  Homeownership Opportunity Bond Program, Series 50A,
                  4.650%, 10/01/34

        1,500    Tiverton, Rhode Island, Special Obligation Tax Increment      5/12 at 102.00       N/R         1,623,705
                  Bonds, Village at Mount Hope Bay, Series 2002A,
                  6.875%, 5/01/22
-------------------------------------------------------------------------------------------------------------------------
                 South Carolina - 0.9%

          500    Richland County, South Carolina, Environmental Improvement    4/13 at 101.00       BBB           534,905
                  Revenue Refunding Bonds, International Paper Company,
                  Series 2003A, 6.100%, 4/01/23 (Alternative Minimum Tax)

                 South Carolina JOBS Economic Development Authority,
                 Hospital Facilities Revenue Bonds, Palmetto Health
                 Alliance, Series 2003A:
           20     6.125%, 8/01/23                                              8/13 at 100.00      Baa1            22,057
          720     6.250%, 8/01/31                                              8/13 at 100.00      Baa1           791,482

                 South Carolina JOBS Economic Development Authority,
                 Hospital Refunding and Improvement Revenue Bonds, Palmetto
                 Health Alliance, Series 2003C:
           25     6.000%, 8/01/20                                              8/13 at 100.00      BBB+            27,325
        2,000     6.875%, 8/01/27                                              8/13 at 100.00      BBB+         2,314,080
          260     6.375%, 8/01/34                                              8/13 at 100.00      BBB+           287,706

                 Tobacco Settlement Revenue Management Authority, South
                 Carolina, Tobacco Settlement Asset-Backed Bonds, Series
                 2001B:
        1,575     6.000%, 5/15/22                                              5/11 at 101.00       BBB         1,671,343
        8,370     6.375%, 5/15/28                                              5/11 at 101.00       BBB         8,990,552
        5,500     6.375%, 5/15/30                                                No Opt. Call       BBB         6,244,645
-------------------------------------------------------------------------------------------------------------------------
                 Tennessee - 1.0%

                 Knox County Health, Educational and Housing Facilities
                 Board, Tennessee, Hospital Revenue Bonds, Baptist Health
                 System of East Tennessee Inc., Series 2002:
        2,345     6.375%, 4/15/22                                              4/12 at 101.00      Baa3         2,469,777
       15,880     6.500%, 4/15/31                                              4/12 at 101.00      Baa3        16,735,932

        3,550    McMinn County Industrial Development Board, Tennessee,        3/06 at 100.00        BB         3,556,213
                  Pollution Control Facilities Revenue Bonds, Bowater Inc. -
                  Calhoun Newsprint Company Project, Series 1991, 7.625%,
                  3/01/16 (Alternative Minimum Tax)

          500    McMinn County Industrial Development Board, Tennessee,       12/05 at 100.00        BB           506,000
                  Solid Waste Recycling Facilities Revenue Bonds, Bowater
                  Inc. - Calhoun Newsprint Company Project, Series 1992,
                  7.400%, 12/01/22 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------
                 Texas - 4.4%

        1,500    Abilene Health Facilities Development Corporation, Texas,    11/13 at 101.00       N/R         1,621,770
                  Retirement Facility Revenue Bonds, Sears Methodist
                  Retirement System, Series 2003A, 7.000%, 11/15/33

        3,415    Alliance Airport Authority, Texas, Special Facilities        12/05 at 100.00       CCC         2,579,384
                  Revenue Bonds, American Airlines Inc., Series 1990,
                  7.500%, 12/01/29 (Alternative Minimum Tax)

        4,240    Brazos River Authority, Texas, Pollution Control Revenue        No Opt. Call      Baa2         4,487,234
                  Refunding Bonds, TXU Electric Company, Series 2001C,
                  5.750%, 5/01/36 (Alternative Minimum Tax) (Mandatory put
                  11/01/11)

        1,500    Brazos River Authority, Texas, Pollution Control Revenue        No Opt. Call      Baa2         1,688,610
                  Refunding Bonds, TXU Energy Company LLC, Series 2003A,
                  6.750%, 4/01/38 (Alternative Minimum Tax) (Mandatory put
                  4/01/13)

        1,550    Brazos River Authority, Texas, Pollution Control Revenue      4/13 at 101.00      Baa2         1,837,572
                  Refunding Bonds, TXU Electric Company, Series 1999C,
                  7.700%, 3/01/32 (Alternative Minimum Tax)

          200    Brazos River Authority, Texas, Pollution Control Revenue      4/13 at 101.00      Baa2           237,106
                  Bonds, TXU Electric Company Project, Series 1999A,
                  7.700%, 4/01/33 (Alternative Minimum Tax)

          715    Brazos River Authority, Texas, Pollution Control Revenue     10/13 at 101.00      Baa2           791,383
                  Bonds, TXU Energy Company LLC Project, Series 2003C,
                  6.750%, 10/01/38 (Alternative Minimum Tax)

          195    Brazos River Authority, Texas, Revenue Bonds, Reliant         4/09 at 101.00      BBB-           198,684
                  Energy Inc., Series 1999A, 5.375%, 4/01/19

          500    Brazos River Authority, Texas, Revenue Bonds, Reliant        12/08 at 102.00      BBB-           550,205
                  Energy Inc., Series 1999B, 7.750%, 12/01/18

----
43

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2005

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 Texas (continued)

$       1,780    Cass County Industrial Development Corporation, Texas,        3/15 at 100.00       BBB $       1,721,100
                  Environmental Improvement Revenue Bonds, International
                  Paper Company, Series 2005, 4.800%, 3/01/25

        7,325    Dallas-Ft. Worth International Airport Facility Improvement  11/05 at 100.00       CCC         5,321,027
                  Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                  Series 1992, 7.250%, 11/01/30 (Alternative Minimum Tax)

        3,400    Dallas-Ft. Worth International Airport Facility Improvement  11/05 at 102.00       CCC         2,585,088
                  Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                  Series 1995, 6.000%, 11/01/14

        2,400    Dallas-Ft. Worth International Airport Facility Improvement   5/15 at 101.00       CCC         2,168,544
                  Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                  Series 2000A-3, 9.125%, 5/01/29 (Alternative Minimum Tax)

                 Danbury Higher Education Authority, Texas, Charter School
                 Revenue Bonds, Arlington Classics Academy, Series 2004A:
          375     6.000%, 2/15/14                                              2/13 at 100.00       N/R           374,719
          895     7.000%, 2/15/24                                              2/13 at 100.00       N/R           871,506
        1,085     7.250%, 2/15/29                                              2/13 at 100.00       N/R         1,055,163

                 Decatur Hospital Authority, Texas, Revenue Bonds, Wise
                 Regional Health System, Series 2004A:
        2,010     7.000%, 9/01/25                                              9/14 at 100.00       N/R         2,164,609
       15,530     7.125%, 9/01/34                                              9/14 at 100.00       N/R        16,739,166

        3,410    Fort Worth Higher Education Finance Corporation, Texas,      10/07 at 100.00       Ba2         3,453,716
                  Higher Education Revenue Bonds, Texas Wesleyan University,
                  Series 1997A, 6.000%, 10/01/16

        2,000    Gulf Coast Industrial Development Authority, Texas, Solid     4/12 at 100.00       Ba1         2,255,620
                  Waste Disposal Revenue Bonds, Citgo Petroleum Corporation
                  Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum
                  Tax)

          500    Gulf Coast Industrial Development Authority, Texas, Solid       No Opt. Call       Ba1           564,765
                  Waste Disposal Revenue Bonds, Citgo Petroleum Corporation
                  Project, Series 1995, 7.500%, 5/01/25 (Alternative Minimum
                  Tax) (Mandatory put 9/30/12)

        3,300    Health Facilities Development District of Central Texas,      2/14 at 100.00       N/R         3,448,797
                  Revenue Bonds, Lutheran Social Services of the South Inc.,
                  Series 2004A, 6.875%, 2/15/32

        1,010    Houston, Texas, Airport System Special Facilities Revenue     7/09 at 101.00        B-           741,956
                  Bonds, Continental Air Lines Inc., Series 1998B,
                  5.700%, 7/15/29 (Alternative Minimum Tax)

        1,120    Houston, Texas, Airport System Special Facilities Revenue     7/09 at 101.00        B-           822,763
                  Bonds, Continental Air Lines Inc., Series 1998C,
                  5.700%, 7/15/29 (Alternative Minimum Tax)

                 Houston, Texas, Airport System Special Facilities Revenue
                 Bonds, Continental Air Lines Inc., Series 2001E:
        1,450     6.750%, 7/01/21 (Alternative Minimum Tax)                    7/11 at 101.00        B-         1,290,109
        1,070     7.375%, 7/01/22 (Alternative Minimum Tax)                    7/11 at 101.00        B-         1,004,655
        5,675     6.750%, 7/01/29 (Alternative Minimum Tax)                    7/11 at 101.00        B-         4,901,895

        2,000    Houston, Texas, Airport System Special Facilities Revenue     7/07 at 100.00        B-         1,578,680
                  Bonds, Continental Airlines Inc. - Terminal Improvement
                  Project, Series 1997B, 6.125%, 7/15/27 (Alternative
                  Minimum Tax)

        1,075    Houston, Texas, Airport System Special Facilities Revenue     7/07 at 100.00        B-           848,541
                  Bonds, Continental Airlines Inc. - Airport Improvement
                  Project, Series 1997C, 6.125%, 7/15/27 (Alternative
                  Minimum Tax)

                 Houston Health Facilities Development Corporation, Texas,
                 Revenue Bonds, Buckingham Senior Living Community Inc.,
                 Series 2004A:
          250     7.000%, 2/15/23                                              2/14 at 101.00       N/R           274,335
        1,400     7.125%, 2/15/34                                              2/14 at 101.00       N/R         1,531,572

        5,750    Kerrville Health Facilities Development Corporation, Texas,     No Opt. Call      BBB-         5,781,568
                  Revenue Bonds, Sid Peterson Memorial Hospital Project,
                  Series 2005, 5.375%, 8/15/35

        2,260    Matagorda County Navigation District 1, Texas, Revenue        5/09 at 101.00      BBB-         2,299,776
                  Bonds, Reliant Energy Inc., Series 1999B, 5.950%, 5/01/30
                  (Alternative Minimum Tax)

        1,500    Matagorda County Navigation District 1, Texas, Revenue        4/08 at 102.00      BBB-         1,633,680
                  Bonds, Reliant Energy Inc., Series 1999C, 8.000%, 5/01/29
                  (Mandatory put 4/01/08)

                 Orchard Higher Educational Finance Corporation, Texas,
                 Charter School Revenue Bonds, A.W. Brown Fellowship Charter
                 School, Series 2005A:
        1,135     5.250%, 2/15/24 - ACA Insured                                2/14 at 100.00         A         1,170,684
        2,120     5.000%, 2/15/32 - ACA Insured                                2/14 at 100.00         A         2,123,265

----
44

    Principal                                                                Optional Call                      Market
 Amount (000) Description                                                      Provisions* Ratings**             Value
----------------------------------------------------------------------------------------------------------------------
              Texas (continued)

$       1,000 Port Corpus Christi Industrial Development Corporation,       5/07 at 102.00       Ba1 $       1,059,260
               Texas, Environmental Facilities Revenue Bonds, Citgo
               Petroleum Corporation, Series 2003, 8.250%, 11/01/31
               (Alternative Minimum Tax)

        3,000 Sabine River Authority, Texas, Pollution Control Revenue      8/13 at 101.00      Baa2         3,274,350
               Refunding Bonds, TXU Energy Company LLC Project, Series
               2003B, 6.150%, 8/01/22

        5,850 Texas Department of Housing and Community Affairs,            7/21 at 100.00       N/R         5,852,106
               Multifamily Housing Revenue Bonds, Humble Parkway
               Townhomes, Series 2004, 6.600%, 1/01/41 (Alternative
               Minimum Tax)

        3,750 Texas Public Finance Authority, Charter School Revenue       12/14 at 100.00        BB         3,862,575
               Bonds, School of Excellence Charter School, Series 2004A,
               7.000%, 12/01/34

        4,055 Tomball Hospital Authority, Texas, Hospital Revenue Bonds,    7/15 at 100.00      Baa3         4,033,549
               Tomball Regional Hospital, Series 2005, 5.000%, 7/01/23
               (WI, settling 11/15/05)
----------------------------------------------------------------------------------------------------------------------
              Utah - 0.7%

          750 Bountiful, Davis County, Utah, Hospital Revenue Refunding    12/08 at 101.00       N/R           700,155
               Bonds, South Davis Community Hospital Project, Series
               1998, 5.750%, 12/15/18

        5,000 Carbon County, Utah, Solid Waste Disposal Revenue Refunding   2/06 at 101.00       BB-         5,137,950
               Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste
               Industries, Series 1995, 7.500%, 2/01/10 (Alternative
               Minimum Tax)

        4,525 Carbon County, Utah, Solid Waste Disposal Revenue Bonds,      7/07 at 102.00       N/R         4,796,274
               Laidlaw/ECDC Project, Guaranteed by Allied Waste
               Industries, Series 1997A, 7.450%, 7/01/17 (Alternative
               Minimum Tax)

              Salt Lake County, Utah, College Revenue Bonds, Westminster
              College, Series 2005:
        1,425  5.000%, 10/01/25                                            10/15 at 100.00       BBB         1,427,708
        2,025  5.125%, 10/01/28                                            10/15 at 100.00       BBB         2,034,295
        2,245  5.125%, 10/01/30                                            10/15 at 100.00       BBB         2,248,368

           25 Utah Housing Finance Agency, Single Family Mortgage Bonds,    7/09 at 101.50       Aa2            25,114
               Series 1999F, 6.300%, 7/01/21 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------
              Virgin Islands - 0.2%

          625 Virgin Islands, Senior Secured Revenue Bonds, Government      1/13 at 100.00       BBB           705,494
               Refinery Facilities - Hovensa LLC Coker, Series 2002,
               6.500%, 7/01/21 (Alternative Minimum Tax)

        1,000 Virgin Islands Public Finance Authority, Senior Secured       7/14 at 100.00       BBB         1,076,510
               Lien Revenue Bonds, Refinery Project - Hovensa LLC, Series
               2004, 5.875%, 7/01/22

        2,575 Virgin Islands Public Finance Authority, Senior Lien         10/14 at 100.00       BBB         2,720,307
               Matching Fund Loan Note, Series 2004A, 5.250%, 10/01/21
----------------------------------------------------------------------------------------------------------------------
              Virginia - 5.1%

        1,990 Bedford County Industrial Development Authority, Virginia,    2/08 at 102.00       Ba2         1,972,150
               Industrial Development Revenue Refunding Bonds, Nekoosa
               Packaging Corporation, Series 1998, 5.600%, 12/01/25
               (Alternative Minimum Tax) (a)

          125 Bedford County Industrial Development Authority, Virginia,   12/09 at 101.00       Ba2           129,586
               Industrial Development Revenue Refunding Bonds, Nekoosa
               Packaging Corporation, Series 1999A, 6.550%, 12/01/25
               (Alternative Minimum Tax)

        1,932 Bell Creek Community Development Authority, Virginia,         3/13 at 101.00       N/R         2,038,685
               Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22

        3,300 Broad Street Community Development Authority, Virginia,       6/13 at 102.00       N/R         3,655,971
               Revenue Bonds, Series 2003, 7.500%, 6/01/33

        2,226 Celebrate Virginia North Community Development Authority,     3/14 at 102.00       N/R         2,360,873
               Special Assessment Revenue Bonds, Series 2003B, 6.750%,
               3/01/34

              Chesterfield County Health Center Commission, Virginia,
              Mortgage Revenue Bonds, Lucy Corr Village, Series 2005:
        3,500  5.375%, 12/01/28                                            12/15 at 100.00       N/R         3,407,320
       12,000  5.625%, 12/01/39                                            12/15 at 100.00       N/R        11,811,480

        2,905 Goochland County Industrial Development Authority,           12/08 at 101.00       Ba2         2,933,556
               Virginia, Industrial Development Revenue Refunding Bonds,
               Nekoosa Packaging Corporation Project, Series 1998,
               5.650%, 12/01/25 (Alternative Minimum Tax) (a)

        3,010 Henrico County Industrial Development Authority, Virginia,    3/07 at 101.00       BB-         2,974,964
               Solid Waste Revenue Bonds, Browning- Ferris Industries of
               South Atlantic Inc., Series 1997A, 5.875%, 3/01/17
               (Alternative Minimum Tax)

----
45

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2005

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 Virginia (continued)

$      15,500    Hopewell Industrial Development Authority, Virginia,            No Opt. Call         B $      14,875,815
                  Environmental Improvement Revenue Bonds, Smurfit Stone
                  Container Corporation, Series 2005, 5.250%, 6/01/15

                 James City County Economic Development Authority, Virginia,
                 Residential Care Facility First Mortgage Revenue Bonds,
                 Williamsburg Landing Inc., Series 2005A:
          750     5.350%, 9/01/26                                              9/15 at 100.00       N/R           741,217
          750     5.500%, 9/01/34                                              9/15 at 100.00       N/R           744,893

                 Lexington Industrial Development Authority, Virginia,
                 Hospital Facility Revenue Refunding, Bonds, Stonewall
                 Jackson Hospital, Series 2000:
           80     5.750%, 7/01/07                                                No Opt. Call       N/R            80,138
           25     6.250%, 7/01/11                                              7/10 at 102.00       N/R            25,130
           30     6.350%, 7/01/12                                              7/10 at 102.00       N/R            30,178
          110     6.550%, 7/01/14                                              7/10 at 102.00       N/R           110,647
           45     6.625%, 7/01/15                                              7/10 at 102.00       N/R            45,264
          560     6.875%, 7/01/20                                              7/10 at 102.00       N/R           563,248
          700     7.000%, 7/01/25                                              7/10 at 102.00       N/R           705,453
          590     7.000%, 7/01/30                                              7/10 at 102.00       N/R           591,162

        3,000    Mecklenburg County Industrial Development Authority,         10/12 at 100.00        A3         3,357,720
                  Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP,
                  Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)

                 Pocahontas Parkway Association, Virginia, Senior Lien
                 Revenue Bonds, Route 895 Connector Toll Road, Series 1998A:
          200     5.000%, 8/15/06                                                No Opt. Call       BB-           201,572
          500     5.250%, 8/15/07                                                No Opt. Call       BB-           510,480
        7,200     0.000%, 8/15/14                                               8/08 at 73.23       BB-         4,508,208
          350     0.000%, 8/15/16                                               8/08 at 64.81       BB-           194,072
        4,980     5.500%, 8/15/28                                              8/08 at 102.00       BB-         5,134,679
        1,050     0.000%, 8/15/30                                               8/08 at 28.38       BB-           254,037

                 Pocahontas Parkway Association, Virginia, Senior Lien
                 Revenue Bonds, Route 895 Connector Toll Road, Series 1998B:
        2,975     0.000%, 8/15/12                                               8/08 at 82.10       BB-         2,084,404
        3,100     0.000%, 8/15/15                                               8/08 at 68.82       BB-         1,823,575
           25     0.000%, 8/15/18 - ACA Insured                                 8/08 at 57.58         A            12,326
        4,720     0.000%, 8/15/19                                               8/08 at 54.38       BB-         2,183,944
           75     0.000%, 8/15/20 - ACA Insured                                 8/08 at 51.06         A            33,215
       15,300     0.000%, 8/15/23                                               8/08 at 42.95       BB-         5,596,587
        1,750     0.000%, 8/15/29                                               8/08 at 30.08       BB-           448,753
       24,000     0.000%, 8/15/33                                               8/08 at 23.55       BB-         4,822,800
       10,000     0.000%, 8/15/35                                               8/08 at 20.95       BB-         1,787,200

                 Pocahontas Parkway Association, Virginia, Subordinate Lien
                 Revenue Bonds, Route 895 Connector Toll Road, Series 1998C:
        3,200     0.000%, 8/15/15                                               8/08 at 67.66        B3         1,763,584
        3,300     0.000%, 8/15/16                                               8/08 at 63.56        B3         1,711,314
        4,000     0.000%, 8/15/20                                               8/08 at 49.60        B3         1,607,520
        4,100     0.000%, 8/15/21                                               8/08 at 46.70        B3         1,552,793
        4,800     0.000%, 8/15/24                                               8/08 at 38.40        B3         1,497,936
        5,500     0.000%, 8/15/26                                               8/08 at 33.98        B3         1,547,040
        5,500     0.000%, 8/15/27                                               8/08 at 31.68        B3         1,443,420
        5,600     0.000%, 8/15/28                                               8/08 at 29.79        B3         1,381,968
        6,100     0.000%, 8/15/30                                               8/08 at 26.34        B3         1,312,415
        6,200     0.000%, 8/15/31                                               8/08 at 24.77        B3         1,272,054

          665    Rockbridge County Industrial Development Authority,           7/11 at 105.00        B2           687,743
                  Virginia, Horse Center Revenue Bonds, Series 2001A,
                  7.400%, 7/15/21

        8,000    Rockbridge County Industrial Development Authority,           7/11 at 100.00        B2         7,987,440
                  Virginia, Horse Center Revenue Refunding Bonds, Series
                  2001C, 6.850%, 7/15/21

        6,500    Tobacco Settlement Financing Corporation of Virginia,         6/15 at 100.00       BBB         6,644,560
                  Tobacco Settlement Asset-Backed Bonds, Series 2005,
                  5.625%, 6/01/37

        2,000    Virginia Beach Development Authority, Virginia, Residential  11/15 at 100.00       N/R         2,014,620
                  Care Facility Mortgage Revenue Bonds, Westminster
                  Canterbury on Chesapeake Bay, Series 2005, 5.375%, 11/01/32

----
46

    Principal                                                                Optional Call                      Market
 Amount (000) Description                                                      Provisions* Ratings**             Value
----------------------------------------------------------------------------------------------------------------------
              Virginia (continued)

$       1,000 Virginia Gateway Community Development Authority, Prince      3/13 at 102.00       N/R $       1,092,220
               William County, Special Assessment Bonds, Series 2003,
               6.375%, 3/01/30

          420 Virginia Small Business Financing Authority, Industrial         No Opt. Call       N/R           427,783
               Development Water Revenue Bonds, S.I.L. Clean Water, LLC
               Project, Series 1999, 7.250%, 11/01/09 (Alternative
               Minimum Tax)

        1,000 Winchester Industrial Development Authority, Virginia,        1/15 at 100.00       N/R           994,040
               Residential Care Facility Revenue Bonds,
               Westminster-Canterbury of Winchester Inc., Series 2005A,
               5.300%, 1/01/35
----------------------------------------------------------------------------------------------------------------------
              Washington - 0.6%

       10,360 Seattle, Washington, Municipal Light and Power Revenue        8/14 at 100.00       AAA        10,377,923
               Bonds, Series 2004, 4.500%, 8/01/19 - FSA Insured

              Skagit County Public Hospital District 1, Washington,
              Revenue Bonds, Skagit Valley Hospital, Series 2005:
        1,150  5.375%, 12/01/22                                            12/15 at 100.00      Baa3         1,181,487
        1,500  5.500%, 12/01/30                                            12/15 at 100.00      Baa3         1,526,055
----------------------------------------------------------------------------------------------------------------------
              Wisconsin - 1.1%

              Badger Tobacco Asset Securitization Corporation, Wisconsin,
              Tobacco Settlement Asset-Backed Bonds, Series 2002:
        1,000  7.000%, 6/01/28                                              6/12 at 100.00       BBB         1,117,790
        7,025  6.375%, 6/01/32                                              6/12 at 100.00       BBB         7,485,840

          210 Green Bay Redevelopment Authority, Wisconsin, Industrial        No Opt. Call       Ba1           211,663
               Development Revenue Bonds, Fort James Project, Series
               1999, 5.600%, 5/01/19 (Alternative Minimum Tax)

          450 Lac Courte Oreilles Band of Lake Superior Chippewa Indians,  12/14 at 101.00       N/R           447,300
               Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16

           75 Nekoosa, Wisconsin, Pollution Control Revenue Bonds,            No Opt. Call       Ba2            75,750
               Nekoosa Papers Inc. Project, Series 1999A, 5.350%, 7/01/15

        1,065 Nekoosa, Wisconsin, Pollution Control Revenue Bonds,            No Opt. Call       Ba2         1,081,348
               Nekoosa Paper Inc. Project, Series 1999B, 5.500%, 7/01/15

          250 Wisconsin Health and Educational Facilities Authority,        7/11 at 100.00        A-           265,283
               Revenue Bonds, Agnesian Healthcare Inc., Series 2001,
               6.000%, 7/01/21

        1,000 Wisconsin Health and Educational Facilities Authority,        2/09 at 101.00      BBB+         1,021,310
               Revenue Bonds, Aurora Health Care Inc., Series 1999A,
               5.600%, 2/15/29

        1,365 Wisconsin Health and Educational Facilities Authority,       10/11 at 100.00       BBB         1,453,902
               Revenue Bonds, Carroll College Inc., Series 2001,
               6.250%, 10/01/21

        2,500 Wisconsin Health and Educational Facilities Authority,        5/12 at 100.00       N/R         2,731,675
               Revenue Bonds, Divine Savior Healthcare, Series 2002A,
               7.500%, 5/01/32

        2,250 Wisconsin Health and Educational Facilities Authority,        1/13 at 101.00       N/R         2,384,730
               Revenue Bonds, Community Memorial Hospital Inc. - Oconto
               Falls, Series 2003, 7.250%, 1/15/33

              Wisconsin Health and Educational Facilities Authority,
              Revenue Bonds, Southwest Health Center Inc., Series 2004A:
          875  6.125%, 4/01/24                                              4/14 at 100.00       N/R           888,440
        1,000  6.250%, 4/01/34                                              4/14 at 100.00       N/R         1,012,980

        2,500 Wisconsin Health and Educational Facilities Authority,        8/14 at 100.00       N/R         2,698,950
               Revenue Bonds, Beaver Dam Community Hospitals Inc., Series
               2004A, 6.750%, 8/15/34

        2,800 Wisconsin Health and Educational Facilities Authority,        3/15 at 100.00      BBB-         2,735,068
               Revenue Bonds, Vernon Memorial Healthcare Inc., Series
               2005, 5.250%, 3/01/35
----------------------------------------------------------------------------------------------------------------------
$   2,423,626 Total Long-Term Investments (cost $2,194,115,384) - 97.6%                                  2,258,143,057
----------------------------------------------------------------------------------------------------------------------
-------------

----
47

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2005

    Principal                                                                 Optional Call                      Market
 Amount (000)    Description                                                    Provisions* Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------
                 Short-Term Investments - 1.6%

$       2,900    Palm Beach County Health Facilities Authority, Florida,                       VMIG-1 $       2,900,000
                  Revenue Bonds, Bethesda Healthcare System, Variable Rate
                  Demand Obligations, Series 2001, 2.720%, 12/01/31 +

        5,000    Idaho Health Facilities Authority, Revenue Bonds, St.                         VMIG-1         5,000,000
                  Luke's Regional Medical Center, Variable Rate Demand
                  Obligations, Series 2000, 2.730%, 7/01/30 - FSA Insured +

        3,440    Idaho Health Facilities Authority, Revenue Bonds, St.                         VMIG-1         3,440,000
                  Luke's Regional Medical Center, Variable Rate Demand
                  Obligations, Series 2005, 2.730%, 7/01/35 - FSA Insured +

        3,000    Indiana Health Facility Financing Authority, Hospital                         VMIG-1         3,000,000
                  Revenue Bonds, Clarian Health Obligated Group, Variable
                  Rate Demand Obligations, Series 2000B, 2.800%, 3/01/30 +

        3,200    Massachusetts Development Finance Authority, Revenue Bonds,                   VMIG-1         3,200,000
                  Boston University, Variable Rate Demand Obligations,
                  Series 2002R-2, 2.720%, 10/01/42 - XLCA Insured +

        3,420    Missouri Health and Educational Facilities Authority,                           A-1+         3,420,000
                  Revenue Bonds, Rockhurst University, Variable Rate Demand
                  Obligations, Series 2002, 2.730%, 11/01/32 +

          960    Clark County School District, Nevada, General Obligation                      VMIG-1           960,000
                  Bonds, Variable Rate Demand Obligations, Series 2001B,
                  2.730%, 6/15/21 - FSA Insured +

        1,700    Reno, Nevada, Hospital Revenue Bonds, St. Mary's Regional                     VMIG-1         1,700,000
                  Medical Center, Variable Rate Demand Obligations, Series
                  1998B, 2.730%, 5/15/23 - MBIA Insured +

        5,600    Puerto Rico Government Development Bank, Adjustable                           VMIG-1         5,600,000
                  Refunding Bonds, Variable Rate Demand Obligations, Series
                  1985, 2.580%, 12/01/15 - MBIA Insured +

        5,000    North Central Texas Health Facilities Development                             VMIG-1         5,000,000
                  Corporation, Hospital Revenue Bonds, Presbyterian Medical
                  Center, Variable Rate Demand Obligations, Series 1985D,
                  2.730%, 12/01/15 - MBIA Insured +

        3,500    Wisconsin Health and Educational Facilities Authority,                        VMIG-1         3,500,000
                  Revenue Bonds, ProHealth Care Inc., Variable Rate Demand
                  Obligations, Series 2001B, 2.730%, 8/15/30 - AMBAC Insured
                  +
-----------------------------------------------------------------------------------------------------------------------
$      37,720    Total Short-Term Investments (cost $37,720,000)                                             37,720,000
-----------------------------------------------------------------------------------------------------------------------
-------------
                 Total Investments (cost $2,231,835,384) - 99.2%                                          2,295,863,057
                 -----------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 0.8%                                                        19,361,162
                 -----------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                    $   2,315,224,219
                 -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           (a)The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.
           (b)The Internal Revenue Service (the "IRS") has formally determined that the interest received from the bonds' coupon payments should be considered taxable. The issuer has stated that if they are not able to resolve this taxability matter with the IRS, or to have the IRS determination of taxability overturned, the issuer will take steps to ensure that the bondholders will be made whole with respect to any federal tax liability. The Adviser will continue to monitor the ongoing progress of this taxability matter and act in what it believes is in the best interest of shareholders.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
48

Portfolio of Investments (Unaudited)
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND
October 31, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Alabama - 2.9%

 $     1,635 Alabama State Board of Education, Revenue Bonds, Jefferson   10/14 at 101.00       Aaa $     1,708,411
              State Community College, Series 2005, 5.000%, 10/01/23 -
              AMBAC Insured

         200 Alabama State Docks Department, Docks Facilities Revenue     10/06 at 102.00       AAA         208,510
              Bonds, Series 1996, 6.100%, 10/01/13 (Alternative Minimum
              Tax) - MBIA Insured

         400 Bayou La Batre Utilities Board, Alabama, Water and Sewer      3/07 at 102.00        AA         416,724
              Revenue Refunding and Improvement Bonds, Series 1997,
              5.750%, 3/01/27 - RAAI Insured

         100 Jefferson County, Alabama, Sewer Revenue Warrants, Series     2/07 at 101.00       AAA         104,229
              1997D, 5.750%, 2/01/27 (Pre-refunded to 2/01/07) - FGIC
              Insured

       2,000 Sheffield, Alabama, Electric Revenue Bonds, Series 2003,      7/13 at 100.00       Aaa       2,182,600
              5.500%, 7/01/29 - AMBAC Insured

       5,000 Southeast Alabama Gas District, General System Revenue        6/10 at 102.00       Aaa       5,443,550
              Bonds, Series 2000A, 5.500%, 6/01/20 - AMBAC Insured

         250 Tallassee Industrial Development Board, Alabama, Revenue      8/06 at 102.00      A***         260,300
              Bonds, Dow-United Technologies Composite Products, Series
              1996A, 6.100%, 8/01/14 (Pre-refunded to 8/01/06)
-------------------------------------------------------------------------------------------------------------------
             Alaska - 1.0%

       3,200 Anchorage, Alaska, Water Revenue Refunding Bonds, Series      9/09 at 101.00       AAA       3,498,016
              1999, 6.000%, 9/01/24 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Arizona - 1.0%

       2,100 Arizona Health Facilities Authority, Hospital System         12/10 at 102.00       BBB       2,341,626
              Revenue Bonds, John C. Lincoln Health Network, Series
              2000, 7.000%, 12/01/25

       1,050 Northern Arizona University, System Revenue Bonds, Series     6/14 at 100.00       AAA       1,150,254
              2003, 5.500%, 6/01/22 - FGIC Insured
-------------------------------------------------------------------------------------------------------------------
             California - 8.0%

             California, General Obligation Bonds, Series 2004:
         875  5.000%, 2/01/19 - AMBAC Insured                              2/14 at 100.00       AAA         917,420
       1,000  5.200%, 4/01/26                                              4/14 at 100.00         A       1,046,490

             California Department of Water Resources, Power Supply
             Revenue Bonds, Series 2002A:
       2,000  6.000%, 5/01/14                                              5/12 at 101.00        A2       2,258,220
       5,500  5.375%, 5/01/21                                              5/12 at 101.00        A2       5,936,865

       4,335 California Department of Water Resources, Power Supply        5/12 at 101.00       AAA       5,712,143
              Revenue Bonds, DRIVERS, Series 344, 10.489%, 5/01/13 (IF)

             California State Public Works Board, Lease Revenue Bonds,
             Department of General Services, Series 2003D:
       1,350  5.500%, 6/01/17                                             12/13 at 100.00        A-       1,467,747
       1,490  5.500%, 6/01/19                                             12/13 at 100.00        A-       1,615,711

       8,000 Contra Costa Home Mortgage Finance Authority, California,       No Opt. Call       AAA       3,792,640
              Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17
              - MBIA Insured

       3,000 Fresno Unified School District, Fresno County, California,      No Opt. Call       AAA       3,627,750
              General Obligation Bonds, Series 2002A, 6.000%,
              8/01/26 - MBIA Insured

       1,740 Palmdale, California, Special Tax Bonds, Community            9/15 at 101.00       N/R       1,747,673
              Facilities District 2003-1, Anaverde Project,
              Series 2005A, 5.350%, 9/01/30

         200 Sacramento Cogeneration Authority, California, Cogeneration   1/06 at 102.00       BBB         203,650
              Project Revenue Bonds, Proctor and Gamble, Series 1995,
              6.200%, 7/01/06
-------------------------------------------------------------------------------------------------------------------
             Colorado - 1.2%

       1,230 Colorado Educational and Cultural Facilities Authority,       9/15 at 100.00       AAA       1,293,480
              Charter School Revenue Bonds, Bromley School, Series 2005,
              5.125%, 9/15/25 - XLCA Insured

         960 Colorado Housing Finance Authority, Single Family Program     4/10 at 105.00        AA         998,314
              Senior Bonds, Series 2000D-2, 6.900%, 4/01/29 (Alternative
              Minimum Tax)

       1,850 Douglas County School District RE1, Douglas and Elbert       12/14 at 100.00       Aaa       2,086,282
              Counties, Colorado, General Obligation Bonds, Series 2004,
              5.750%, 12/15/23 - FGIC Insured

----
49

Portfolio of Investments (Unaudited)
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND (continued)
October 31, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Connecticut - 1.9%

             Bridgeport, Connecticut, General Obligation Bonds, Series
             ROL-II-R-45:
 $     2,360  12.477%, 7/15/16 (IF) (Pre-refunded to 7/15/10)              7/10 at 101.00       AAA $     3,185,882
       2,600  12.421%, 7/15/17 (IF) (Pre-refunded to 7/15/10)              7/10 at 101.00       AAA       3,509,870
-------------------------------------------------------------------------------------------------------------------
             District of Columbia - 1.3%

       4,365 District of Columbia, Certificates of Participation, Series   1/14 at 100.00       AAA       4,711,319
              2003, 5.500%, 1/01/18 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Florida - 3.4%

       1,200 Escambia County Health Facilities Authority, Florida,           No Opt. Call        AA       1,294,872
              Revenue Bonds, Ascension Health Credit Group, Series
              2003A, 5.250%, 11/15/14

       3,510 Florida Housing Finance Corporation, Revenue Bonds, Wyndham   1/11 at 100.00       AAA       3,642,643
              Place Apartments, Series 2000W-1, 5.850%, 1/01/41
              (Alternative Minimum Tax) - FSA Insured

             Jacksonville Port Authority, Florida, Seaport Revenue
             Bonds, Series 2000:
       1,115  5.625%, 11/01/26 (Alternative Minimum Tax) (Pre-refunded    11/10 at 100.00       Aaa       1,207,300
              to 11/01/10) - MBIA Insured
       1,600  5.625%, 11/01/26 (Alternative Minimum Tax) - MBIA Insured   11/10 at 100.00       Aaa       1,702,976

       1,830 Nassau County, Florida, ICF/MR Revenue Bonds, GF/Amelia       1/06 at 100.00       N/R       1,838,821
              Island Properties Inc., Series 1993A, 9.750%, 1/01/23

       2,000 Sunrise, Florida, Utility System Revenue Refunding Bonds,       No Opt. Call       AAA       2,242,860
              Series 1998, 5.500%, 10/01/18 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Georgia - 0.5%

       1,500 Fulton County Development Authority, Georgia, Revenue           No Opt. Call       AAA       1,616,205
              Bonds, Georgia Tech - Klaus Parking and Family Housing,
              Series 2003, 5.000%, 11/01/13 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Illinois - 7.2%

             Champaign, Illinois, General Obligation Public Safety Sales
             Tax Bonds, Series 1999:
       1,140  8.250%, 1/01/21 - FGIC Insured                                 No Opt. Call       AAA       1,599,922
       1,275  8.250%, 1/01/22 - FGIC Insured                                 No Opt. Call       AAA       1,807,032

       1,020 Chicago Board of Education, Illinois, General Obligation     12/14 at 100.00       AAA       1,118,032
              Bonds, DePriest Elementary School, Series 2004H,
              5.500%, 12/01/22 - MBIA Insured

       2,000 Illinois Development Finance Authority, Revenue Bonds,        9/06 at 102.00       AAA       2,085,180
              Presbyterian Home of Lake Forest, Series 1996B,
              6.300%, 9/01/22 - FSA Insured

       2,000 Illinois Health Facilities Authority, Revenue Bonds,          8/06 at 102.00    N/R***       2,096,240
              Fairview Obligated Group, Series 1995A, 7.125%, 8/15/17
              (Pre-refunded to 8/15/06)

       4,000 Illinois Health Facilities Authority, Revenue Bonds,          8/07 at 101.00      BBB-       3,989,760
              Victory Health Services, Series 1997A, 5.750%, 8/15/27

       3,320 Kane County, Illinois, Motor Fuel and Tax Alternative           No Opt. Call       AAA       3,651,004
              Revenue Source Bonds, Series 2004, 5.250%, 1/01/21 - FGIC
              Insured

       1,645 Warren Township School District 121, Lake County, Gurnee,     3/14 at 101.00       AAA       1,800,124
              Illinois, General Obligation Bonds, Series 2004C, 5.500%,
              3/01/22 - AMBAC Insured

       1,260 Markham, Illinois, Alternative Source Revenue Bonds, Series   4/15 at 100.00        AA       1,319,031
              2005A, 5.250%, 4/01/23 - RAAI Insured

       3,000 Metropolitan Pier and Exposition Authority, Illinois,           No Opt. Call       AAA       3,912,870
              Revenue Bonds, McCormick Place Hospitality Facility,
              Series 1996A, 7.000%, 7/01/26

       2,000 Will County School District 88A, Richland, Illinois,          1/15 at 100.00       Aaa       2,137,100
              General Obligation Bonds, Series 2005A, 5.250%, 1/01/24 -
              FSA Insured
-------------------------------------------------------------------------------------------------------------------
             Indiana - 3.3%

       2,805 DeKalb Eastern High School Building Corporation, Indiana,     1/12 at 100.00       AAA       3,143,928
              First Mortgage Bonds, Series 2003, 6.000%, 1/15/18 - FSA
              Insured

       1,235 Hendricks County Building Facilities Corporation, Indiana,    7/14 at 100.00       Aa3       1,344,866
              First Mortgage Revenue Bonds, Series 2004, 5.500%, 7/15/24

       1,115 Indiana Housing Finance Authority, Single Family Mortgage     1/10 at 100.00       Aaa       1,144,023
              Revenue Bonds, Series 2000C-3, 5.650%, 7/01/30
              (Alternative Minimum Tax)

----
50

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Indiana (continued)

 $     1,010 Indiana Transportation Finance Authority, Highway Revenue       No Opt. Call       Aa2 $     1,207,808
              Bonds, Series 1992A, 6.800%, 12/01/16

       1,815 Indiana Transportation Finance Authority, Highway Revenue     6/13 at 100.00       AAA       1,982,180
              Bonds, Series 2003A, 5.250%, 6/01/19 (Pre-refunded to
              6/01/13) - FSA Insured

       1,805 Munster School Building Corporation, Lake County, Indiana,    1/16 at 100.00       AAA       1,933,769
              First Mortgage Bonds, Series 2005, 5.250%, 7/15/24 - FSA
              Insured

       1,000 Vigo County School Building Corporation, Indiana, First       1/13 at 100.00       AAA       1,053,430
              Mortgage Bonds, Series 2003, 5.250%, 7/10/24 - FSA Insured
-------------------------------------------------------------------------------------------------------------------
             Kansas - 0.8%

       2,585 Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA             12/11 at 104.50       Aaa       2,693,286
              Mortgage-Backed Securities Program Single Family Revenue
              Bonds, Series 2002A, 6.250%, 12/01/33 (Alternative Minimum
              Tax)
-------------------------------------------------------------------------------------------------------------------
             Kentucky - 0.6%

       2,000 Kentucky Economic Development Finance Authority, Hospital     4/08 at 102.00       BB-       1,952,800
              System Revenue Refunding and Improvement Bonds,
              Appalachian Regional Healthcare Inc., Series 1997, 5.875%,
              10/01/22
-------------------------------------------------------------------------------------------------------------------
             Louisiana - 1.5%

         570 Calcasieu Parish Public Trust Authority, Louisiana, Single    4/10 at 105.00       Aaa         586,604
              Family Mortgage Revenue Bonds, Series 2000A, 7.000%,
              10/01/31 (Alternative Minimum Tax)

       4,750 Tobacco Settlement Financing Corporation, Louisiana,          5/11 at 101.00       BBB       4,871,648
              Tobacco Settlement Asset-Backed Bonds, Series 2001B,
              5.500%, 5/15/30
-------------------------------------------------------------------------------------------------------------------
             Maryland - 2.1%

       2,000 Maryland Energy Financing Administration, Solid Waste        12/06 at 102.00        A-       2,076,320
              Disposal Revenue Bonds, Baltimore Wheelabrator Water
              Projects LLC, Series 1996, 6.450%, 12/01/16 (Alternative
              Minimum Tax)

       5,000 University of Maryland, Auxiliary Facility and Tuition        4/13 at 100.00        AA       5,247,900
              Revenue Bonds, Series 2003A, 5.000%, 4/01/21
-------------------------------------------------------------------------------------------------------------------
             Massachusetts - 3.5%

       5,000 Massachusetts, General Obligation Bonds, Consolidated Loan,   8/12 at 100.00       AAA       5,449,750
              Series 2002D, 5.375%, 8/01/21 (Pre- refunded to 8/01/12) -
              MBIA Insured

             Massachusetts, General Obligation Bonds, Series 2003D:
       2,480  5.500%, 10/01/18                                               No Opt. Call        AA       2,786,925
       1,000  5.250%, 10/01/22 (Pre-refunded to 10/01/13)                 10/13 at 100.00     AA***       1,086,550

       3,000 Massachusetts Industrial Finance Agency, Resource Recovery   12/08 at 102.00       BBB       3,060,780
              Revenue Refunding Bonds, Ogden Haverhill Project, Series
              1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Michigan - 3.5%

       2,755 Detroit City School District, Wayne County, Michigan,         5/13 at 100.00       AAA       2,889,224
              General Obligation Bonds, Series 2003B, 5.000%, 5/01/20 -
              FGIC Insured

       3,000 Michigan State Hospital Finance Authority, Revenue            2/06 at 100.00       BB-       3,001,380
              Refunding Bonds, Detroit Medical Center Obligated Group,
              Series 1993A, 6.500%, 8/15/18

       2,000 Michigan State Hospital Finance Authority, Hospital Revenue   8/08 at 101.00       BB-       1,898,740
              Bonds, Detroit Medical Center Obligated Group, Series
              1998A, 5.250%, 8/15/23

       2,000 Michigan Strategic Fund, Collateralized Limited Obligation    9/11 at 100.00        A3       2,073,000
              Pollution Control Revenue Refunding Bonds, Fixed Rate
              Conversion, Detroit Edison Company, Series 1999C, 5.650%,
              9/01/29 (Alternative Minimum Tax)

       2,500 Michigan Strategic Fund, Limited Obligation Revenue          12/12 at 100.00       AAA       2,608,700
              Refunding Bonds, Detroit Edison Company, Series 2002C,
              5.450%, 12/15/32 (Alternative Minimum Tax) - XLCA Insured
-------------------------------------------------------------------------------------------------------------------
             Minnesota - 0.4%

          80 Minnesota Housing Finance Agency, Single Family Remarketed    7/10 at 101.50       AA+          81,940
              Mortgage Bonds, Series 1997G, 6.000%, 1/01/18

       1,080 St. Paul Port Authority, Minnesota, Lease Revenue Bonds,     12/13 at 100.00       AA+       1,168,549
              Office Building at Cedar Street, Series 2003,
              5.250%, 12/01/20

----
51

Portfolio of Investments (Unaudited)
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND (continued)
October 31, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Missouri - 1.2%

 $     1,970 Missouri Housing Development Commission, Single Family        3/14 at 100.00       AAA $     2,060,640
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              2004D, 5.500%, 9/01/34 (Alternative Minimum Tax)

       1,915 Sikeston, Missouri, Electric System Revenue Refunding           No Opt. Call       AAA       2,205,582
              Bonds, Series 1996, 6.000%, 6/01/14 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             New Hampshire - 3.2%

       5,500 New Hampshire Business Finance Authority, Pollution Control   5/12 at 101.00       AAA       5,956,940
              Revenue Refunding Bonds, Public Service Company of New
              Hampshire, Series 2001C, 5.450%, 5/01/21 - MBIA Insured

       5,000 New Hampshire Housing Finance Agency, Single Family           1/15 at 100.00       Aa2       5,381,200
              Mortgage Acquisition PAC Bonds, Series 2005D, 6.000%,
              1/01/35 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             New Jersey - 1.9%

       1,335 Manalapan-Englishtown Regional Board of Education, New          No Opt. Call       Aaa       1,560,575
              Jersey, General Obligation Bonds, Series 2004,
              5.750%, 12/01/21 - FGIC Insured

       1,500 New Jersey, General Obligation Bonds, Series 2005L, 5.250%,     No Opt. Call       AAA       1,656,975
              7/15/19 - AMBAC Insured

       2,000 Passaic Valley Water Commission, New Jersey, Water System       No Opt. Call       AAA       2,167,940
              Revenue Bonds, Series 2003, 5.000%, 12/15/19 - FSA Insured

       1,390 Tobacco Settlement Financing Corporation, New Jersey,         6/12 at 100.00       BBB       1,445,044
              Tobacco Settlement Asset-Backed Bonds, Series 2002,
              5.750%, 6/01/32
-------------------------------------------------------------------------------------------------------------------
             New York - 12.2%

       4,000 Metropolitan Transportation Authority, New York, State        7/12 at 100.00       AA-       4,162,240
              Service Contract Refunding Bonds, Series 2002A,
              5.125%, 1/01/29

       1,000 Metropolitan Transportation Authority, New York, Dedicated   10/14 at 100.00       AAA       1,101,210
              Tax Fund Bonds, Series 1999A, 5.250%, 4/01/23
              (Pre-refunded to 10/01/14) - FSA Insured

         115 New York City, New York, General Obligation Bonds, Fiscal     4/07 at 101.00       Aaa         121,333
              Series 1997I, 6.250%, 4/15/27 (Pre-refunded to 4/15/07)

          15 New York City, New York, General Obligation Bonds, Series       No Opt. Call        A+          15,053
              1991B, 7.500%, 2/01/09

       5,000 New York City, New York, General Obligation Bonds, Fiscal     8/12 at 100.00        A+       5,501,950
              Series 2003A, 5.750%, 8/01/16

       3,500 New York City, New York, General Obligation Bonds, Fiscal     8/13 at 100.00        A+       3,768,100
              Series 2004A, 5.500%, 8/01/20

       2,700 New York City Transitional Finance Authority, New York,       5/10 at 101.00       Aa3       3,587,517
              Future Tax Secured Bonds, Residual Interest Certificates,
              Series 319, 11.750%, 11/01/17 (IF)

             New York State Housing Finance Agency, Service Contract
             Obligation Revenue Bonds, Series 1995A:
       2,630  6.375%, 9/15/15 (Pre-refunded to 9/15/07)                    9/07 at 100.00       AAA       2,781,330
          20  6.375%, 9/15/15                                              9/07 at 100.00       AA-          20,446

       2,125 New York State Urban Development Corporation, Special           No Opt. Call       AA-       2,364,466
              Project Revenue Bonds, University Facilities Grants,
              Series 1995, 5.500%, 1/01/19

       5,000 New York State Urban Development Corporation, Service           No Opt. Call       AA-       5,379,300
              Contract Revenue Bonds, Correctional and Youth Facilities,
              Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

       5,000 Port Authority of New York and New Jersey, Special Project   10/06 at 102.00       N/R       5,229,400
              Bonds, KIAC Partners, Fourth Series 1996, 6.750%, 10/01/19
              (Alternative Minimum Tax)

       5,000 Port Authority of New York and New Jersey, Special Project      No Opt. Call       AAA       5,810,650
              Bonds, JFK International Air Terminal LLC, Sixth Series
              1997, 7.000%, 12/01/12 (Alternative Minimum Tax) - MBIA
              Insured

       3,500 New York State Tobacco Settlement Financing Corporation,      6/13 at 100.00       AAA       3,756,410
              Tobacco Settlement Asset-Backed and State Contingency
              Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/21 -
              AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             North Carolina - 0.6%

       1,800 North Carolina Eastern Municipal Power Agency, Power System     No Opt. Call       AAA       2,124,792
              Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 -
              FGIC Insured
-------------------------------------------------------------------------------------------------------------------
             Ohio - 1.2%

       2,435 American Municipal Power Ohio Inc., Genoa Village, Electric   2/14 at 100.00       AAA       2,562,594
              System Improvement Revenue Bonds, Series 2004, 5.250%,
              2/15/24 - AGC Insured

       1,750 Miami County, Ohio, Hospital Facilities Revenue Refunding     5/06 at 102.00      BBB+       1,799,368
              and Improvement Bonds, Upper Valley Medical Center, Series
              1996A, 6.375%, 5/15/26

----
52

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.9%

 $     1,730 Durant Community Facilities Authority, Bryan County,         11/14 at 100.00       AAA $     1,935,438
              Oklahoma, Sales Tax Revenue Bonds, Series 2004, 5.750%,
              11/01/24 - XLCA Insured

       5,000 Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding   12/08 at 100.00        B-       4,714,550
              Bonds, American Airlines Inc., Series 2001B, 5.650%,
              12/01/35 (Alternative Minimum Tax) (Mandatory put 12/01/08)
-------------------------------------------------------------------------------------------------------------------
             Oregon - 0.7%

       2,170 Marion County Housing Authority, Oregon, Senior Lien         10/06 at 105.00       AAA       2,328,909
              Multifamily Housing Revenue Bonds, Elliot Residence,
              Series 1995, 7.500%, 10/20/37 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Pennsylvania - 3.4%

       1,000 Allegheny County Hospital Development Authority,             11/10 at 102.00       AAA       1,130,660
              Pennsylvania, Insured Revenue Bonds, West Penn Allegheny
              Health System, Series 2000A, 6.500%, 11/15/30 - MBIA
              Insured

       2,500 Allegheny County Higher Education Building Authority,         2/06 at 102.00      Baa3       2,567,400
              Pennsylvania, College Revenue Bonds, Robert Morris
              College, Series 1996A, 6.400%, 2/15/14

       5,935 Delaware River Port Authority, New Jersey and Pennsylvania,   1/08 at 100.00       AAA       7,413,290
              Revenue Bonds, DRIVERS Series 144, Inverse Floaters,
              11.155%, 1/01/10 (IF) - FSA Insured

         405 Falls Township Hospital Authority, Pennsylvania,              2/06 at 100.00       AAA         410,540
              FHA-Insured Revenue Refunding Bonds, Delaware Valley
              Medical Center, Series 1992, 7.000%, 8/01/22

         635 Philadelphia Redevelopment Authority, Pennsylvania,          10/13 at 100.00         A         628,694
              Multifamily Housing Revenue Bonds, Pavilion Apartments,
              Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Puerto Rico - 1.8%

       2,000 Puerto Rico, General Obligation and Public Improvement          No Opt. Call       AAA       2,388,100
              Refunding Bonds, Series 1997, 6.500%, 7/01/14 - MBIA
              Insured

       3,000 Puerto Rico Housing Finance Authority, Capital Fund Program  12/13 at 100.00        AA       3,113,970
              Revenue Bonds, Series 2003, 5.000%, 12/01/20

       1,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/15 at 100.00       AAA       1,051,190
              Series 2005RR, 5.000%, 7/01/25 - XLCA Insured
-------------------------------------------------------------------------------------------------------------------
             South Carolina - 2.6%

         200 Greenville, South Carolina, Hospital Facilities Revenue         No Opt. Call       AA-         228,774
              Bonds, Series 1990, 6.000%, 5/01/20

             Greenwood County, South Carolina, Hospital Revenue Bonds,
             Self Memorial Hospital, Series 2001:
       2,500  5.500%, 10/01/26                                            10/11 at 100.00         A       2,589,750
       3,250  5.500%, 10/01/31                                            10/11 at 100.00         A       3,356,535

       1,000 Newberry County, South Carolina, Special Source Revenue      12/15 at 100.00        AA       1,025,940
              Bonds, Newberry County Memorial Hospital, Series 2005,
              5.250%, 12/01/29 - RAAI Insured

         500 South Carolina Education Assistance Authority, Guaranteed     3/06 at 100.00         A         500,795
              Student Loan Revenue Refunding Bonds, Series 1994, 6.300%,
              9/01/08 (Alternative Minimum Tax)

          90 South Carolina Housing Finance and Development Authority,     5/06 at 102.00       Aa2          90,690
              Mortgage Revenue Bonds, Series 1996A, 6.350%, 7/01/25
              (Alternative Minimum Tax)

       1,250 South Carolina Housing Finance and Development Authority,    12/05 at 102.00       AA-       1,276,438
              Multifamily Housing Revenue Refunding Bonds, America First
              - Runaway Bay Apartments, Series 1995, 6.125%, 12/01/15
-------------------------------------------------------------------------------------------------------------------
             South Dakota - 1.8%

       6,100 South Dakota Education Loans Inc., Revenue Bonds,             6/08 at 102.00        A2       6,319,173
              Subordinate Series 1998-1K, 5.600%, 6/01/20 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Tennessee - 5.3%

       2,435 Knox County Health, Educational and Housing Facilities        4/12 at 101.00      Baa3       2,564,566
              Board, Tennessee, Hospital Revenue Bonds, Baptist Health
              System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22

       8,115 Memphis-Shelby County Airport Authority, Tennessee, Airport   3/10 at 101.00       AAA       8,754,137
              Revenue Bonds, Series 1999D, 6.000%, 3/01/24 (Alternative
              Minimum Tax) - AMBAC Insured

         890 Shelby County Health, Educational and Housing Facilities      8/07 at 105.00    N/R***       1,016,629
              Board, Tennessee, ICF/MR Revenue Bonds, Open Arms
              Developmental Centers, Series 1992A, 9.750%, 8/01/19
              (Pre-refunded to 8/01/07)

         905 Shelby County Health, Educational and Housing Facilities      8/07 at 105.00    N/R***       1,033,763
              Board, Tennessee, ICF/MR Revenue Bonds, Open Arms
              Developmental Centers, Series 1992C, 9.750%, 8/01/19
              (Pre-refunded to 8/01/07)

       5,400 Shelby County Health, Educational and Housing Facilities      7/09 at 102.00       N/R       5,565,564
              Board, Tennessee, Revenue Bonds, St. Jude's Children's
              Research Foundation, Series 1999, 5.375%, 7/01/29

----
53

Portfolio of Investments (Unaudited)
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND (continued)
October 31, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Texas - 8.4%

 $     3,115 Central Texas Regional Mobility Authority, Travis and         1/15 at 100.00       AAA $     3,229,570
              Williamson Counties, Toll Road Revenue Bonds, Series 2005,
              5.000%, 1/01/23 - FGIC Insured

       1,190 Fort Worth, Texas, General Obligation Bonds, Series 2003,     3/13 at 100.00       AAA       1,241,087
              5.000%, 3/01/21 - FGIC Insured

             Gregg County Health Facilities Development Corporation,
             Texas, Hospital Revenue Bonds, Good Shepherd Medical Center
             Project, Series 2000:
       3,250  6.375%, 10/01/25 - RAAI Insured                             10/10 at 101.00        AA       3,594,273
       3,000  6.375%, 10/01/29 - RAAI Insured                             10/10 at 101.00        AA       3,317,790

       5,250 Harlingen Independent School District, Cameron County,        8/09 at 100.00       AAA       5,647,267
              Texas, Unlimited Tax School Building Bonds, Series 1999,
              5.500%, 8/15/26 (Pre-refunded to 8/15/09)

       3,150 Sam Rayburn Municipal Power Agency, Texas, Power Supply      10/12 at 100.00      Baa2       3,331,188
              System Revenue Refunding Bonds, Series 2002A, 6.000%,
              10/01/21

       4,000 Tarrant County Health Facilities Development Corporation,    11/10 at 101.00     A+***       4,597,120
              Texas, Hospital Revenue Bonds, Adventist Health System -
              Sunbelt Obligated Group, Series 2000, 6.700%, 11/15/30
              (Pre-refunded to 11/15/10)

       3,020 Tom Green County Health Facilities Development Corporation,   5/11 at 101.00      Baa3       3,237,591
              Texas, Hospital Revenue Bonds, Shannon Health System
              Project, Series 2001, 6.750%, 5/15/21

       1,500 Wichita Falls, Wichita County, Texas, Priority Lien Water     8/11 at 100.00       AAA       1,604,910
              and Sewerage System Revenue Bonds, Series 2001, 5.375%,
              8/01/20 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Virginia - 0.9%

       3,000 Prince William County Park Authority, Virginia, Park         10/09 at 101.00        A3       3,232,230
              Facilities Revenue Refunding and Improvement Bonds, Series
              1999, 6.000%, 10/15/28
-------------------------------------------------------------------------------------------------------------------
             Washington - 4.4%

       2,405 Franklin County Public Utility District 1, Washington,        9/12 at 100.00       AAA       2,644,057
              Electric Revenue Refunding Bonds, Series 2002,
              5.625%, 9/01/20 - MBIA Insured

       5,000 Port of Seattle, Washington, Special Facility Revenue         3/10 at 101.00       AAA       5,408,650
              Bonds, Terminal 18, Series 1999B, 6.000%, 9/01/20
              (Alternative Minimum Tax) - MBIA Insured

       5,210 Washington State Tobacco Settlement Authority, Tobacco        6/13 at 100.00       BBB       5,648,369
              Settlement Asset-Backed Revenue Bonds, Series 2002,
              6.500%, 6/01/26

       1,920 Washington State Healthcare Facilities Authority, Revenue     1/11 at 102.00       Aa3       2,029,958
              Bonds, Sea-Mar Community Health Centers, Series 2001,
              5.750%, 1/01/26
-------------------------------------------------------------------------------------------------------------------
             Wisconsin - 2.7%

       2,660 Badger Tobacco Asset Securitization Corporation, Wisconsin,   6/12 at 100.00       BBB       2,820,637
              Tobacco Settlement Asset-Backed Bonds, Series 2002,
              6.125%, 6/01/27

       3,500 Madison, Wisconsin, Industrial Development Revenue            4/12 at 100.00       AA-       3,730,580
              Refunding Bonds, Madison Gas and Electric Company
              Projects, Series 2002A, 5.875%, 10/01/34 (Alternative
              Minimum Tax)

       2,760 Manitowoc, Wisconsin, Power System Revenue Bonds, Series     10/14 at 100.00       AAA       2,881,992
              2004, 5.000%, 10/01/23 - FGIC Insured
-------------------------------------------------------------------------------------------------------------------
             Wyoming - 0.3%

       1,000 Wyoming Loan and Investment Board, Capital Facilities        10/14 at 100.00        AA       1,035,240
              Revenue Bonds, Series 2005, 5.000%, 10/01/24
-------------------------------------------------------------------------------------------------------------------
 $   325,930 Total Long-Term Investments (cost $333,240,726) - 98.6%                                    349,590,807
-------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.4%                                                         4,850,260
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $   354,441,067
             -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
54

Portfolio of Investments (Unaudited)
NUVEEN INSURED MUNICIPAL BOND FUND
October 31, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Alabama - 4.7%

 $    10,000 Alabama Incentives Financing Authority, Special Obligation   10/09 at 102.00       AAA $    11,027,500
              Bonds, Series 1999A, 6.000%, 10/01/29 - AMBAC Insured

       1,250 Auburn, Alabama, General Obligation Warrants, Series 2005,    8/15 at 100.00       AAA       1,302,313
              5.000%, 8/01/24 - AMBAC Insured

       5,000 Houston County Health Care Authority, Alabama, Revenue       10/09 at 101.00       Aaa       5,457,550
              Bonds, Series 2000, 6.125%, 10/01/25 - AMBAC Insured

       1,465 Montgomery, Alabama, General Obligation Warrants, Series      5/12 at 101.00       AAA       1,574,567
              2003, 5.250%, 5/01/20 - AMBAC Insured

       4,000 University of Alabama, Tuscaloosa, General Revenue Bonds,     7/14 at 100.00       AAA       4,143,440
              Series 2004A, 5.000%, 7/01/29 - MBIA Insured

       9,000 University of Alabama, Birmingham, Hospital Revenue Bonds,    9/10 at 101.00       AAA       9,873,990
              Birmingham Hospital, Series 2000A, 5.875%, 9/01/31 - MBIA
              Insured

      12,255 Walker County, Alabama, General Obligation Bonds, Series       8/12 at 77.49       AAA       7,037,311
              2002, 0.000%, 2/01/32 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Alaska - 0.5%

       4,500 Alaska Industrial Development and Export Authority,           4/07 at 102.00       AAA       4,718,925
              Revolving Fund Bonds, Series 1997A, 5.900%, 4/01/17
              (Alternative Minimum Tax) - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Arizona - 1.4%

       1,350 Arizona State University, Certificates of Participation,      3/15 at 100.00       AAA       1,406,646
              Resh Infrastructure Projects, Series 2005A, 5.000%,
              9/01/25 - AMBAC Insured

       1,000 Maricopa County Unified School District 11, Peoria,           7/15 at 100.00       AAA       1,041,570
              Arizona, General Obligation Bonds, Second Series 2005,
              5.000%, 7/01/25 (WI, settling 11/09/05) - FGIC Insured

       3,075 Maricopa County Union High School District 210, Phoenix,      7/14 at 100.00       AAA       3,260,023
              Arizona, General Obligation Bonds, Series 2004A, 5.000%,
              7/01/18 - FSA Insured

       1,000 Phoenix Civic Improvement Corporation, Arizona, Junior Lien   7/14 at 100.00       AAA       1,043,150
              Wastewater System Revenue Bonds, Series 2004, 5.000%,
              7/01/24 - MBIA Insured

       4,970 Phoenix Industrial Development Authority, Arizona, GNMA       6/11 at 102.00       Aaa       5,194,445
              Collateralized Multifamily Housing Revenue Bonds,
              Campaigne Place on Jackson, Series 2001, 5.800%, 6/20/41
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Arkansas - 0.4%

         500 Pulaski County Special School District, Arkansas, General     2/08 at 100.00       AAA         513,230
              Obligation Refunding Bonds, Series 2002A, 5.000%, 2/01/21
              - AMBAC Insured

       2,655 University of Arkansas, Fayetteville, Revenue Bonds,         11/14 at 100.00       Aaa       2,783,396
              Medical Sciences Campus, Series 2004B, 5.000%, 11/01/23 -
              MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             California - 13.3%

       1,340 California Educational Facilities Authority, Revenue Bonds,  10/15 at 100.00       Aaa       1,445,780
              Occidental College, Series 2005A, 5.250%, 10/01/24 - MBIA
              Insured

       5,000 California, General Obligation Bonds, Series 2005, 5.000%,    8/15 at 100.00         A       5,209,250
              8/01/22

       5,000 California Department of Veterans Affairs, Home Purchase      6/12 at 101.00       AAA       5,179,600
              Revenue Bonds, Series 2002A, 5.350%, 12/01/27 - AMBAC
              Insured

       1,000 California Department of Water Resources, Water System       12/14 at 100.00       AAA       1,038,800
              Revenue Bonds, Central Valley Project, Series 2005AC,
              5.000%, 12/01/27 - MBIA Insured

       2,000 California Department of Water Resources, Water System        6/15 at 100.00       AAA       2,106,540
              Revenue Bonds, Central Valley Project, Series 2005AD,
              5.000%, 12/01/21 - FSA Insured

       2,250 California State University, Systemwide Revenue Bonds,        5/15 at 100.00       AAA       2,347,695
              Series 2005A, 5.000%, 11/01/25 - AMBAC Insured

       1,500 Golden State Tobacco Securitization Corporation,              6/15 at 100.00       AAA       1,536,090
              California, Tobacco Settlement Asset-Backed Revenue Bonds,
              Series 2005A, 5.000%, 6/01/35 - FGIC Insured

       6,000 Los Angeles Community Redevelopment Agency, California, Tax  12/14 at 100.00       AAA       6,219,180
              Allocation Bonds, Bunker Hill Project, Series 2004A,
              5.000%, 12/01/24 - FSA Insured

       5,470 Los Angeles Harbors Department, California, Revenue Bonds,    8/16 at 102.00       AAA       5,663,966
              Series 2006A, 5.000%, 8/01/22 (Alternative Minimum Tax)
              (WI, settling 5/04/06) - FGIC Insured

----
55

Portfolio of Investments (Unaudited)
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
October 31, 2005

   Principal                                                                  Optional Call                    Market
Amount (000)   Description                                                      Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------------------
               California (continued)

 $     3,255   Los Angeles Unified School District, California, General      7/15 at 100.00       AAA $     3,421,623
                Obligation Bonds, Series 2005E, 5.000%, 7/01/22 - AMBAC
                Insured

       8,000   Oakland, California, Insured Revenue Bonds, 1800 Harrison     1/10 at 100.00       AAA       8,819,280
                Foundation - Kaiser Permanente, Series 1999A, 6.000%,
                1/01/29 (Pre-refunded to 1/01/10) - AMBAC Insured

       2,355   Oakland, California, Sewerage Revenue Bonds, Series 2004A,    6/14 at 100.00       AAA       2,449,365
                5.000%, 6/15/25 - FSA Insured

      13,750   Ontario Redevelopment Financing Authority, San Bernardino     2/06 at 100.00       AAA      14,405,875
                County, California, Revenue Bonds, Redevelopment Project
                1, Series 1993, 5.800%, 8/01/23 - MBIA Insured

      10,000   Orange County Sanitation District, California, Certificates   8/13 at 100.00       AAA      10,508,800
                of Participation, Series 2003, 5.250%, 2/01/27 - FGIC
                Insured

       2,000   Rio Hondo Community College District, California, General     8/15 at 100.00       AAA       2,103,080
                Obligation Bonds, Series 2005A, 5.000%, 8/01/22 (WI,
                settling 11/03/05) - FGIC Insured

       2,000   Sacramento Municipal Utility District, California, Electric   8/13 at 100.00       AAA       2,090,620
                Revenue Bonds, Series 2003R, 5.000%, 8/15/22 - MBIA Insured

       2,500   Sacramento County Sanitation Financing Authority,            12/15 at 100.00       AAA       2,575,700
                California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21
                - FGIC Insured

       1,500   San Diego Unified Port District, California, Revenue Bonds,   9/14 at 100.00       AAA       1,545,810
                Series 2004B, 5.000%, 9/01/29 - MBIA Insured

               San Diego County, California, Certificates of
               Participation, Edgemoor Facility Project and Regional
               System, Series 2005:
       1,030    5.000%, 2/01/25 - AMBAC Insured                              2/15 at 100.00       AAA       1,065,782
       1,000    5.000%, 2/01/26 - AMBAC Insured                              2/15 at 100.00       AAA       1,033,980

      10,000   San Diego County Water Authority, California, Water Revenue   5/15 at 100.00       AAA      10,332,300
                Certificates of Participation, Series 2004A, 5.000%,
                5/01/30 - FSA Insured

       6,995   San Francisco Airports Commission, California, Revenue        5/11 at 100.00       AAA       7,157,424
                Refunding Bonds, San Francisco International Airport,
                Second Series 2001, Issue 27A, 5.250%, 5/01/31
                (Alternative Minimum Tax) - MBIA Insured

       8,390   San Joaquin Hills Transportation Corridor Agency, Orange        No Opt. Call       AAA       3,438,558
                County, California, Toll Road Revenue Bonds, Series 1997A,
                0.000%, 1/15/24 - MBIA Insured

       6,100   San Luis Obispo County, California, Certificates of          10/12 at 100.00       AAA       6,260,125
                Participation, New County Government Center, Series 2002A,
                5.000%, 10/15/27 - MBIA Insured

       6,000   San Ramon Valley Unified School District, Contra Costa        8/14 at 100.00       AAA       6,256,500
                County, California, General Obligation Bonds, Series 2004,
                5.000%, 8/01/24 - FSA Insured

       2,000   Walnut Energy Center Authority, California, Electric          1/14 at 100.00       AAA       2,049,040
                Revenue Bonds, Turlock Irrigation District, Series 2004A,
                5.000%, 1/01/34 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------
               Colorado - 4.5%

               Broomfield, Colorado, Master Facilities Lease Purchase
               Agreement, Certificates of Participation, Series 1999:
       5,030    5.875%, 12/01/19 - AMBAC Insured                            12/09 at 100.00       AAA       5,461,775
       5,000    6.000%, 12/01/29 - AMBAC Insured                            12/09 at 100.00       AAA       5,431,950

               Colorado Educational and Cultural Facilities Authority,
               Charter School Revenue Bonds, Bromley School, Series 2005:
       1,150    5.125%, 9/15/20 - XLCA Insured                               9/15 at 100.00       AAA       1,219,713
       2,140    5.250%, 9/15/32 - XLCA Insured                               9/15 at 100.00       AAA       2,243,191

      10,000   Colorado Health Facilities Authority, Hospital Improvement    5/09 at 101.00       AAA      10,860,700
                Revenue Bonds, NCMC Inc., Series 1999, 5.750%, 5/15/24
                (Pre-refunded to 5/15/09) - FSA Insured

       1,430   Douglas County School District RE1, Douglas and Elbert       12/14 at 100.00       Aaa       1,491,090
                Counties, Colorado, General Obligation Bonds, Series
                2005B, 5.000%, 12/15/25 - FSA Insured

       3,325   Dove Valley Metropolitan District, Arapahoe County,          11/15 at 100.00       AAA       3,464,484
                Colorado, General Obligation Bonds, Series 2005, 5.000%,
                11/01/25 - FSA Insured

       3,750   E-470 Public Highway Authority, Colorado, Senior Revenue       9/10 at 65.63       AAA       2,044,538
                Bonds, Series 2000B, 0.000%, 9/01/17 (Pre-refunded to
                9/01/10) - MBIA Insured

----
56

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Colorado (continued)

 $     1,095 El Paso County, Colorado, GNMA Collateralized Mortgage       12/12 at 100.00       Aaa $     1,117,305
              Revenue Bonds, Stetson Meadows Project, Series 2002A,
              5.100%, 12/20/22 (Alternative Minimum Tax)

       1,000 Jefferson County School District R1, Colorado, General       12/14 at 100.00       AAA       1,044,250
              Obligation Bonds, Series 2004, 5.000%, 12/15/24 - FSA
              Insured

       2,785 Mesa County Valley School District 51, Grand Junction,       12/14 at 100.00       Aaa       2,914,224
              Colorado, General Obligation Bonds, Series 2004A, 5.000%,
              12/01/23 - MBIA Insured

       1,650 University of Colorado, Enterprise System Revenue Bonds,      6/15 at 100.00       AAA       1,722,072
              Series 2005, 5.000%, 6/01/26 - FGIC Insured
-------------------------------------------------------------------------------------------------------------------
             Connecticut - 1.3%

       3,000 Connecticut, General Obligation Bonds, Series 2004D,         12/14 at 100.00       AAA       3,159,900
              5.000%, 12/01/23 - MBIA Insured

       4,250 Connecticut, Special Tax Obligation Transportation            7/15 at 100.00       AAA       4,460,715
              Infrastructure Bonds, Series 2004A,
              5.000%, 7/01/24 - AMBAC Insured

       3,315 Greater New Haven Water Pollution Control Authority,         11/15 at 100.00       AAA       3,476,308
              Connecticut, Regional Wastewater System Revenue Bonds,
              Series 2005A, 5.000%, 11/15/24 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Florida - 4.2%

       3,450 Collier County, Florida, Capital Improvement Revenue Bonds,  10/14 at 100.00       AAA       3,602,490
              Series 2005, 5.000%, 10/01/24 - MBIA Insured

       1,940 Florida Housing Finance Corporation, Homeowner Mortgage       1/10 at 100.00       AAA       2,012,032
              Revenue Bonds, Series 2000-4, 6.250%, 7/01/22 (Alternative
              Minimum Tax) - FSA Insured

       3,930 Florida Housing Finance Corporation, Housing Revenue Bonds,   8/10 at 100.00       AAA       4,104,296
              Sundance Pointe Apartments, Series 2000N-1, 6.050%,
              2/01/41 (Alternative Minimum Tax) - FSA Insured

       2,000 Lee County, Florida, Transportation Facilities Revenue       10/14 at 100.00       AAA       2,101,960
              Bonds, Series 2004B, 5.000%, 10/01/21 - AMBAC Insured

       5,980 Miami-Dade County Housing Finance Authority, Florida,         1/11 at 102.00       AAA       6,199,705
              Multifamily Housing Revenue Bonds, Sunset Bay Apartments,
              Series 2000-5A, 6.050%, 1/01/41 (Alternative Minimum Tax)
              - FSA Insured

             Miami-Dade County, Florida, Aviation Revenue Bonds, Miami
             International Airport, Series 2002:
       3,500  5.250%, 10/01/22 (Alternative Minimum Tax) - FGIC Insured   10/12 at 100.00       AAA       3,634,400
       6,350  5.375%, 10/01/27 (Alternative Minimum Tax) - FGIC Insured   10/12 at 100.00       AAA       6,620,891

       4,265 Miami-Dade County Expressway Authority, Florida, Toll         7/14 at 100.00       AAA       4,390,135
              System Revenue Bonds, Series 2004B, 5.000%, 7/01/33 - FGIC
              Insured

             Palm Beach County Housing Finance Authority, Florida,
             Multifamily Housing Revenue Bonds, Pinnacle Palms
             Apartments, Series 2001A:
         970  5.550%, 7/01/21 (Alternative Minimum Tax) - FSA Insured      7/11 at 100.00       AAA       1,012,447
       2,505  5.750%, 7/01/37 (Alternative Minimum Tax) - FSA Insured      7/11 at 100.00       AAA       2,603,396
-------------------------------------------------------------------------------------------------------------------
             Georgia - 2.7%

       4,955 Cobb County Development Authority, Georgia, University        7/14 at 100.00       Aaa       5,306,508
              Facilities Revenue Bonds, Kennesaw State University,
              Series 2004C, 5.250%, 7/15/24 - MBIA Insured

       1,085 Columbus, Georgia, Water and Sewerage Revenue Bonds, Series   5/14 at 100.00       AAA       1,131,145
              2005, 5.000%, 5/01/25 - MBIA Insured

             Fulton County Development Authority, Georgia, Revenue
             Bonds, Georgia Tech Molecular Science Building, Series 2004:
       1,250  5.250%, 5/01/21 - MBIA Insured                               5/14 at 100.00       AAA       1,343,475
       2,490  5.250%, 5/01/23 - MBIA Insured                               5/14 at 100.00       AAA       2,668,832

             Marietta Development Authority, Georgia, First Mortgage
             Revenue Bonds, Life College Inc., Series 1995A:
       3,020  5.950%, 9/01/19 - FSA Insured                                3/06 at 102.00       AAA       3,086,561
       6,180  6.250%, 9/01/25 - FSA Insured                                3/06 at 102.00       AAA       6,317,999

       2,250 Oconee County Industrial Development Authority, Georgia,      7/13 at 100.00       Aaa       2,375,415
              Revenue Bonds, University of Georgia Office of Information
              and Instructional Technology, Series 2003, 5.250%, 7/01/23
              - XLCA Insured

       1,000 Richmond County Development Authority, Georgia, Revenue       7/15 at 100.00       Aaa       1,029,690
              Bonds, Augusta State University, Jaguar Student Center
              Project, Series 2005A, 5.000%, 7/01/29 - XLCA Insured

----
57

Portfolio of Investments (Unaudited)
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
October 31, 2005

   Principal                                                                  Optional Call                    Market
Amount (000)   Description                                                      Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------------------
               Hawaii - 0.8%

 $     3,065   Hawaii, General Obligation Bonds, Series 2004DE, 5.000%,     10/14 at 100.00       AAA $     3,195,876
                10/01/24 - MBIA Insured

       3,300   Hawaii, General Obligation Bonds, ROL-SER II-R-153,           2/12 at 100.00       AAA       4,141,896
                10.884%, 2/01/21 (IF) - FSA Insured
---------------------------------------------------------------------------------------------------------------------
               Illinois - 5.3%

       9,000   Chicago, Illinois, Second Lien General Airport Revenue        1/10 at 101.00       AAA       9,481,770
                Refunding Bonds, O'Hare International Airport, Series
                1999, 5.500%, 1/01/18 (Alternative Minimum Tax) - AMBAC
                Insured

       3,000   Chicago, Illinois, Third Lien General Airport Revenue         1/12 at 100.00       AAA       3,224,010
                Refunding Bonds, O'Hare International Airport, Series
                2002A, 5.750%, 1/01/19 (Alternative Minimum Tax) - MBIA
                Insured

       2,930   Cicero, Cook County, Illinois, General Obligation Corporate  12/05 at 101.00       AAA       2,996,628
                Purpose Bonds, Series 1994A, 6.400%, 12/01/14 - MBIA
                Insured

       6,500   Illinois Development Finance Authority, Revenue Bonds,       11/10 at 101.00       AAA       7,127,380
                Adventist Health System - Sunbelt Obligated Group, Series
                1997A, 5.875%, 11/15/20 - MBIA Insured

       1,945   Illinois Development Finance Authority, Local Government      1/12 at 100.00       AAA       2,052,345
                Program Revenue Bonds, O'Fallon Project, Series 2002,
                5.250%, 1/01/24 - FGIC Insured

               Illinois Finance Authority, Revenue Bonds, Loyola
               University of Chicago, Series 2004A:
       1,375    5.000%, 7/01/23 - XLCA Insured                               7/14 at 100.00       Aaa       1,422,314
       1,500    5.000%, 7/01/24 - XLCA Insured                               7/14 at 100.00       Aaa       1,548,345

       2,705   Illinois, General Obligation Bonds, Illinois FIRST Program,  12/10 at 100.00       AAA       2,897,055
                Series 2000, 5.400%, 12/01/20 - MBIA Insured

       1,330   Kane County School District 129, Aurora West, Illinois,       2/13 at 100.00       AAA       1,511,558
                General Obligation Bonds, Series 2003, 6.000%, 2/01/23
                (Pre-refunded to 2/01/13) - FGIC Insured

       8,025   Metropolitan Pier and Exposition Authority, Illinois,           No Opt. Call       AAA       3,747,113
                Revenue Refunding Bonds, McCormick Place Expansion
                Project, Series 1996A, 0.000%, 12/15/21 - MBIA Insured

       4,645   Monmouth, Warren County, Illinois, General Obligation Sewer   12/09 at 26.77       Aaa       1,076,293
                Bonds, Series 1999B, 0.000%, 12/01/29 (Pre-refunded to
                12/01/09) - FGIC Insured

       8,000   University of Illinois, Certificates of Participation,        8/11 at 100.00       AAA       8,571,520
                Utility Infrastructure Projects, Series 2001A,
                5.000%, 8/15/21 (Pre-refunded to 8/15/11) - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------
               Indiana - 5.1%

               Boone County Hospital Association, Indiana, Lease Revenue
               Bonds, Series 2001:
       3,190    5.500%, 1/15/21 (Pre-refunded to 7/15/11) - FGIC Insured     7/11 at 100.00       AAA       3,484,947
       8,605    5.500%, 1/15/26 (Pre-refunded to 7/15/11) - FGIC Insured     7/11 at 100.00       AAA       9,400,618

       4,000   Huntington Countywide School Building Corporation II,         7/12 at 100.00       AAA       4,166,080
                Indiana, First Mortgage Bonds, Series 2002,
                5.125%, 7/15/22 - MBIA Insured

               Indiana Housing Finance Authority, Single Family Mortgage
               Revenue Bonds, Series 1997B-2:
         415    6.000%, 7/01/16 (Alternative Minimum Tax)                    1/07 at 101.50       Aaa         426,898
       2,385    6.125%, 1/01/27 (Alternative Minimum Tax)                    1/07 at 101.50       Aaa       2,450,659

       1,375   Indiana University, Student Fee Revenue Bonds, Series         8/13 at 100.00       AAA       1,436,861
                2003O, 5.000%, 8/01/21 - FGIC Insured

      18,000   Indianapolis Local Public Improvement Bond Bank, Indiana,     7/12 at 100.00       AAA      18,681,660
                Waterworks Project, Series 2002A, 5.125%, 7/01/27 - MBIA
                Insured

       3,000   Portage Township Multi-School Building Corporation, Porter    7/12 at 100.00       AAA       3,160,530
                County, Indiana, First Mortgage Bonds, Series 2002,
                5.125%, 7/15/22 - FGIC Insured

       1,005   St. Joseph County, Indiana, Economic Development Revenue      4/12 at 100.00       AAA       1,074,807
                Bonds, St. Mary's College, Series 2002, 5.375%, 4/01/22 -
                MBIA Insured
---------------------------------------------------------------------------------------------------------------------
               Kansas - 0.5%

       1,055   Butler County Unified School District 394, Kansas, General    9/14 at 100.00       AAA       1,113,109
                Obligation Bonds, Series 2004, 5.000%, 9/01/20 - FSA
                Insured

       3,065   Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2,     9/14 at 101.00       AAA       3,215,645
                5.000%, 9/01/26 - FSA Insured
---------------------------------------------------------------------------------------------------------------------
               Louisiana - 0.9%

       3,020   Lafayette City and Parish, Louisiana, Utilities Revenue      11/14 at 100.00       AAA       3,198,724
                Bonds, Series 2004, 5.250%, 11/01/22 - MBIA Insured

----
58

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Louisiana (continued)

 $     2,685 Louisiana Public Facilities Authority, Hospital Revenue       8/15 at 100.00        A+ $     2,737,304
              Bonds, Franciscan Missionaries of Our Lady Health System,
              Series 2005A, 5.250%, 8/15/31

       1,640 Louisiana Public Facilities Authority, Revenue Bonds, Baton   7/14 at 100.00       AAA       1,714,194
              Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
              MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Maine - 0.0%

         180 Maine Health and Higher Educational Facilities Authority,     7/07 at 100.00       AAA         183,953
              Revenue Bonds, Series 1995A, 5.875%, 7/01/25 - FSA Insured
-------------------------------------------------------------------------------------------------------------------
             Massachusetts - 2.1%

         285 Massachusetts Housing Finance Agency, Single Family Housing  12/09 at 100.00       AAA         295,611
              Revenue Bonds, Series 79, 5.850%, 12/01/21 (Alternative
              Minimum Tax) - FSA Insured

       9,095 Massachusetts Housing Finance Agency, Rental Housing          1/11 at 100.00       AAA       9,434,971
              Mortgage Revenue Bonds, Series 2001A, 5.800%, 7/01/30
              (Alternative Minimum Tax) - AMBAC Insured

       8,000 Massachusetts, Special Obligation Dedicated Tax Revenue       1/14 at 100.00       AAA       8,681,680
              Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded to
              1/01/14) - FGIC Insured
-------------------------------------------------------------------------------------------------------------------
             Michigan - 8.0%

      12,130 Bay City, Bay County, Michigan, Unlimited Tax General           No Opt. Call       AAA       5,661,556
              Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 -
              AMBAC Insured

       8,575 Charlotte Public School District, Easton County, Michigan,    5/15 at 100.00       AAA       8,886,701
              General Obligation Bonds, Series 2005, 5.000%, 5/01/29 -
              MBIA Insured

             Detroit, Michigan, General Obligation Bonds, Series 2003A:
       2,705  5.250%, 4/01/14 - XLCA Insured                               4/13 at 100.00       AAA       2,908,389
       2,995  5.250%, 4/01/16 - XLCA Insured                               4/13 at 100.00       AAA       3,188,597

       5,910 Michigan State Building Authority, Revenue Bonds,            10/15 at 100.00       AAA       6,210,287
              Facilities Program, Series 2005II,
              5.000%, 10/15/22 - AMBAC Insured

             Michigan State Hospital Finance Authority, Hospital Revenue
             Bonds, Ascension Health Credit Group, Series 1999A:
      13,500  5.750%, 11/15/17 (Pre-refunded to 11/15/09) - MBIA Insured  11/09 at 101.00       AAA      14,733,225
      13,675  6.125%, 11/15/26 (Pre-refunded to 11/15/09) - MBIA Insured  11/09 at 101.00       AAA      15,102,123

       7,280 Michigan Housing Development Authority, Rental Housing        4/07 at 102.00       AAA       7,641,598
              Revenue Bonds, Series 1997A, 6.100%, 10/01/33 (Alternative
              Minimum Tax) - AMBAC Insured

       5,455 Wayne County, Michigan, Airport Revenue Bonds, Detroit       12/12 at 100.00       AAA       5,837,123
              Metropolitan Airport, Series 2002D, 5.500%, 12/01/16
              (Alternative Minimum Tax) - FGIC Insured
-------------------------------------------------------------------------------------------------------------------
             Minnesota - 1.5%

       2,150 Minneapolis-St. Paul Metropolitan Airports Commission,        1/11 at 100.00       AAA       2,308,885
              Minnesota, Subordinate Lien Airport Revenue Bonds, Series
              2001D, 5.750%, 1/01/16 (Alternative Minimum Tax) - FGIC
              Insured

       9,675 St. Cloud, Minnesota, Healthcare Revenue Bonds, St. Cloud     5/10 at 101.00       Aaa      10,572,743
              Hospital Obligated Group, Series 2000A, 5.875%, 5/01/30 -
              FSA Insured
-------------------------------------------------------------------------------------------------------------------
             Mississippi - 1.0%

       7,450 Walnut Grove Correctional Authority, Mississippi,            11/09 at 102.00       AAA       8,295,351
              Certificates of Participation, Department of Corrections,
              Series 1999, 6.000%, 11/01/19 (Pre-refunded to 11/01/09) -
              AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Missouri - 0.9%

       7,600 Missouri-Illinois Metropolitan District Bi-State             10/13 at 100.00       AAA       7,940,556
              Development Agency, Mass Transit Sales Tax Appropriation
              Bonds, Metrolink Cross County Extension Project, Series
              2002B, 5.000%, 10/01/23 - FSA Insured
-------------------------------------------------------------------------------------------------------------------
             Montana - 0.1%

       1,000 Montana State University, General Revenue Bonds, Series      11/14 at 100.00       AAA       1,053,870
              2004I, 5.000%, 11/15/21 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Nevada - 1.2%

       2,000 Clark County, Nevada, Subordinate Lien Airport Revenue        7/14 at 100.00       AAA       2,092,860
              Bonds, Series 2004A-2, 5.125%, 7/01/25 - FGIC Insured

----
59

Portfolio of Investments (Unaudited)
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
October 31, 2005

   Principal                                                                  Optional Call                    Market
Amount (000)   Description                                                      Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------------------
               Nevada (continued)

 $     2,000   Clark County, Nevada, Industrial Development Revenue          4/06 at 100.00       AAA $     2,091,560
                Refunding Bonds, Nevada Power Company, Series 1992C,
                7.200%, 10/01/22 - AMBAC Insured

       3,625   Clark County, Nevada, Industrial Development Revenue Bonds,  12/09 at 102.00       AAA       3,987,319
                Southwest Gas Corporation, Series 1999A, 6.100%, 12/01/38
                (Alternative Minimum Tax) - AMBAC Insured

       2,100   Henderson Redevelopment Agency, Nevada, Senior Lien Tax      10/12 at 101.00       AAA       2,242,758
                Allocation Bonds, Series 2002A, 5.250%, 10/01/25 - AMBAC
                Insured
---------------------------------------------------------------------------------------------------------------------
               New Jersey - 2.4%

               New Jersey Economic Development Authority, Revenue Bonds,
               Motor Vehicle Surcharge, Series 2004A:
       1,775    5.000%, 7/01/22 - MBIA Insured                               7/14 at 100.00       AAA       1,863,342
       1,775    5.000%, 7/01/23 - MBIA Insured                               7/14 at 100.00       AAA       1,859,419

       3,315   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,   1/15 at 100.00       AAA       3,477,534
                5.000%, 1/01/25 - FSA Insured

               New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
       6,500    5.000%, 1/01/19 - FGIC Insured                               7/13 at 100.00       AAA       6,835,270
       4,000    5.000%, 1/01/23 - FSA Insured                                7/13 at 100.00       AAA       4,165,080

       2,140   Rutgers State University, New Jersey, Revenue Bonds, Series   5/14 at 100.00       AAA       2,255,838
                2004E, 5.000%, 5/01/20 - FGIC Insured
---------------------------------------------------------------------------------------------------------------------
               New Mexico - 0.4%

               Gallup, New Mexico, Sales Tax Revenue Bonds, Series 2004A:
       1,000    5.000%, 6/01/21 - AMBAC Insured                              6/13 at 100.00       Aaa       1,045,510
       1,050    5.000%, 6/01/22 - AMBAC Insured                              6/13 at 100.00       Aaa       1,095,990
       1,100    5.000%, 6/01/23 - AMBAC Insured                              6/13 at 100.00       Aaa       1,145,947
---------------------------------------------------------------------------------------------------------------------
               New York - 4.1%

         135   New York City, New York, General Obligation Bonds, Series       No Opt. Call       AAA         135,837
                1991B, 7.000%, 2/01/18 - AMBAC Insured

       5,000   New York City, New York, General Obligation Bonds, Fiscal     4/15 at 100.00       AAA       5,195,850
                Series 2005M, 5.000%, 4/01/26 - FGIC Insured

       1,250   New York City Municipal Water Finance Authority, New York,    6/15 at 100.00       AAA       1,301,788
                Water and Sewerage System Revenue Bonds, Fiscal Series
                2005C, 5.000%, 6/15/25 - MBIA Insured

       1,665   Dormitory Authority of the State of New York, Revenue         2/15 at 100.00       AAA       1,732,016
                Bonds, Mental Health Services Facilities Improvements,
                Series 2005B, 5.000%, 2/15/25 - AMBAC Insured

       1,880   Dormitory Authority of the State of New York, FHA-Insured     2/15 at 100.00       AAA       1,959,750
                Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                5.000%, 8/01/23 - FGIC Insured

       3,220   New York State Thruway Authority, General Revenue Bonds,      7/15 at 100.00       AAA       3,364,159
                Series 2005G, 5.000%, 1/01/26 - FSA Insured

               New York State Thruway Authority, Highway and Bridge Trust
               Fund Bonds, Second Generation, Series 2005B:
       2,030    5.000%, 4/01/21 - AMBAC Insured                             10/15 at 100.00       AAA       2,141,163
       2,165    5.000%, 4/01/22 - AMBAC Insured                             10/15 at 100.00       AAA       2,276,411
       2,835    5.000%, 4/01/24 - AMBAC Insured                             10/15 at 100.00       AAA       2,966,913

       2,195   New York State Thruway Authority, State Personal Income Tax   3/15 at 100.00       AAA       2,289,144
                Revenue Bonds, Series 2005A, 5.000%, 3/15/25 - FSA Insured

               New York State Urban Development Corporation, State
               Personal Income Tax Revenue Bonds, Series 2004A-1:
       2,655    5.000%, 3/15/24 - FGIC Insured                               3/14 at 100.00       AAA       2,758,811
       1,515    5.000%, 3/15/25 - FGIC Insured                               3/14 at 100.00       AAA       1,574,237
       1,000    5.000%, 3/15/26 - FGIC Insured                               3/14 at 100.00       AAA       1,039,810

               New York City Sales Tax Asset Receivable Corporation, New
               York, Dedicated Revenue Bonds, Local Government Assistance
               Corporation, Series 2004A:
       4,825    5.000%, 10/15/24 - MBIA Insured                             10/14 at 100.00       AAA       5,053,657
       1,665    5.000%, 10/15/25 - MBIA Insured                             10/14 at 100.00       AAA       1,741,390
---------------------------------------------------------------------------------------------------------------------
               North Carolina - 0.3%

       2,400   Mooresville, North Carolina, Enterprise System Revenue        5/14 at 100.00       AAA       2,498,616
                Bonds, Series 2004, 5.000%, 5/01/25 - FGIC Insured

----
60

   Principal                                                                  Optional Call                    Market
Amount (000)   Description                                                      Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------------------
               North Dakota - 0.9%

 $     5,000   Fargo, North Dakota, Health System Revenue Bonds, MeritCare   6/12 at 100.00       AAA $     5,144,600
                Obligated Group, Series 2002A, 5.125%, 6/01/27 - AMBAC
                Insured

       2,795   Grand Forks, North Dakota, Sales Tax Revenue Bonds, Alerus   12/15 at 100.00       Aaa       2,950,542
                Project, Series 2005A, 5.000%, 12/15/21 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
               Ohio - 0.9%

       1,000   Cleveland Municipal School District, Cuyahoga County, Ohio,   6/14 at 100.00       AAA       1,069,400
                General Obligation Bonds, Series 2004, 5.250%, 12/01/23 -
                FSA Insured

       2,500   Columbus, Ohio, Tax Increment Financing Bonds, Easton         6/14 at 100.00       AAA       2,592,600
                Project, Series 2004A, 5.000%, 12/01/23 - AMBAC Insured

       1,380   Ohio Higher Educational Facilities Commission, Revenue       12/14 at 100.00       AAA       1,437,725
                Bonds, University of Dayton, Series 2004, 5.000%, 12/01/23
                - AMBAC Insured

       2,900   Ross Local School District, Butler County, Ohio, General     12/13 at 100.00       Aaa       2,998,223
                Obligation Bonds, Series 2003, 5.000%, 12/01/28 - FSA
                Insured
---------------------------------------------------------------------------------------------------------------------
               Oklahoma - 1.6%

       5,000   Oklahoma State Industries Authority, Health System Revenue    2/06 at 102.00       AAA       5,113,400
                Bonds, Baptist Medical Center, Series 1995C, 6.250%,
                8/15/12 - AMBAC Insured

               Oklahoma State Industries Authority, Health System Revenue
               Bonds, Integris Baptist Medical Center, Series 1999A:
       2,110    5.750%, 8/15/29 (Pre-refunded to 8/15/09) - MBIA Insured     8/09 at 101.00       AAA       2,299,795
       2,890    5.750%, 8/15/29 - MBIA Insured                               8/09 at 101.00       AAA       3,105,623

       2,000   Tulsa Airports Improvement Trust, Oklahoma, General Airport   6/10 at 100.00       AAA       2,155,940
                Revenue Bonds, Tulsa International Airport, Series 1999A,
                6.000%, 6/01/21 - FGIC Insured

       1,000   Tulsa Airports Improvement Trust, Oklahoma, General Airport   6/10 at 100.00       AAA       1,083,140
                Revenue Bonds, Tulsa International Airport, Series 1999B,
                6.125%, 6/01/26 (Alternative Minimum Tax) - FGIC Insured
---------------------------------------------------------------------------------------------------------------------
               Oregon - 0.5%

       1,000   Clackamas County School District 86, Oregon, General          6/15 at 100.00       AAA       1,047,010
                Obligation Bonds, Series 2005, 5.000%, 6/15/25 -
                FSA Insured

       2,500   Oregon State Department of Transportation, Highway User Tax  11/14 at 100.00       AA+       2,632,750
                Revenue Bonds, Series 2004A, 5.000%, 11/15/21

       1,000   Oregon Department of Administrative Services, Certificates   11/15 at 100.00       AAA       1,059,330
                of Participation, Series 2005B, 5.000%, 11/01/19 - FGIC
                Insured
---------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 4.3%

       3,500   Cumberland Valley School District, Cumberland County,        11/15 at 100.00       Aaa       3,702,370
                Pennsylvania, General Obligation Bonds, Series 2005,
                5.000%, 11/15/20 - FSA Insured

       4,000   Delaware County Authority, Pennsylvania, Revenue Bonds,       8/15 at 100.00       AAA       4,167,400
                Villanova University, Series 2005, 5.000%, 8/01/24 - MBIA
                Insured

       4,500   Ephrata Area School District, Lancaster County,               3/15 at 100.00       Aaa       4,745,115
                Pennsylvania, General Obligation Bonds, Series 2005,
                5.000%, 3/01/20 - FGIC Insured

       4,980   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,          9/14 at 100.00       AAA       5,146,681
                General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/23 -
                FSA Insured

               Pittsburgh, Pennsylvania, General Obligation Bonds, Series
               2005A:
       4,440    5.000%, 9/01/15 - MBIA Insured                                 No Opt. Call       AAA       4,750,090
       2,430    5.000%, 9/01/16 - MBIA Insured                               9/15 at 100.00       AAA       2,588,169
       1,500    5.000%, 9/01/17 - MBIA Insured                               9/15 at 100.00       AAA       1,590,180
       2,680    5.000%, 9/01/18 - MBIA Insured                               9/15 at 100.00       AAA       2,830,080

       5,200   Radnor Township School District, Delaware County,             5/15 at 100.00       Aaa       5,401,812
                Pennsylvania, General Obligation Bonds, Series 2005A,
                5.000%, 11/15/28 - FSA Insured

               Seneca Valley School District, Butler County, Pennsylvania,
               General Obligation Bonds, Series 2005:
       1,000    5.000%, 1/01/21 - FGIC Insured                               7/15 at 100.00       Aaa       1,053,620
       1,000    5.000%, 1/01/22 - FGIC Insured                               7/15 at 100.00       Aaa       1,050,390

----
61

Portfolio of Investments (Unaudited)
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
October 31, 2005

   Principal                                                                  Optional Call                    Market
Amount (000)   Description                                                      Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------------------
               Puerto Rico - 0.8%

 $     1,250   Puerto Rico Highway and Transportation Authority, Highway     7/13 at 100.00       AAA $     1,353,938
                Revenue Bonds, Series 2003G, 5.250%, 7/01/18 - FGIC Insured

       4,325   Puerto Rico, Public Improvement Bonds, TICS/TOCS, Series        No Opt. Call       AAA       5,826,683
                2001, 7.918%, 7/01/19 (IF) - FSA Insured
---------------------------------------------------------------------------------------------------------------------
               Rhode Island - 0.1%

       1,000   Providence Housing Development Corporation, Rhode Island,     1/06 at 101.00       AAA       1,011,420
                FHA-Insured Section 8 Assisted Mortgage Revenue Refunding
                Bonds, Barbara Jordan Apartments, Series 1994A, 6.650%,
                7/01/15 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
               South Carolina - 2.4%

               Columbia, South Carolina, Certificates of Participation,
               Tourism Development Fee Pledge, Series 2003:
       1,985    5.250%, 6/01/16 - AMBAC Insured                              6/13 at 100.00       AAA       2,119,762
       2,095    5.250%, 6/01/17 - AMBAC Insured                              6/13 at 100.00       AAA       2,233,019

       3,375   Georgetown County School District, South Carolina, General    3/11 at 100.00       AAA       3,644,899
                Obligation Bonds, Series 2000, 5.250%, 3/01/20
                (Pre-refunded to 3/01/11) - FSA Insured

       2,105   Medical University Hospital Authority, South Carolina,        8/14 at 100.00       AAA       2,229,384
                FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%,
                8/15/23 - MBIA Insured

      10,350   Spartanburg County Health Service District, South Carolina,   4/12 at 100.00       AAA      10,749,406
                Hospital Revenue Refunding Bonds, Series 2002, 5.250%,
                4/15/32 - FSA Insured
---------------------------------------------------------------------------------------------------------------------
               Tennessee - 3.1%

       2,000   Memphis-Shelby County Airport Authority, Tennessee, Airport   3/10 at 101.00       AAA       2,157,520
                Revenue Bonds, Series 1999D, 6.000%, 3/01/24 (Alternative
                Minimum Tax) - AMBAC Insured

               Memphis Health, Educational and Housing Facilities Board,
               Tennessee, Multifamily Housing Revenue Bonds, Hickory
               Pointe Apartments, Series 2000A:
       1,190    5.850%, 7/01/20 - MBIA Insured                               7/10 at 102.00       Aaa       1,228,949
       5,155    5.950%, 7/01/31 - MBIA Insured                               7/10 at 102.00       Aaa       5,471,775

      16,000   Metropolitan Government of Nashville-Davidson County Health  11/09 at 101.00       AAA      17,649,120
                and Educational Facilities Board, Tennessee, Revenue
                Bonds, Ascension Health Credit Group, Series 1999A,
                6.000%, 11/15/30 (Pre-refunded to 11/15/09) - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------
               Texas - 7.0%

               Dallas-Ft. Worth International Airport, Texas, Joint
               Revenue Refunding and Improvement Bonds, Series 2001A:
       8,000    5.625%, 11/01/26 (Alternative Minimum Tax) - FGIC Insured   11/11 at 100.00       AAA       8,448,480
       3,855    5.500%, 11/01/31 (Alternative Minimum Tax) - FGIC Insured   11/11 at 100.00       AAA       4,019,724

         275   DeSoto, Dallas County, Texas, General Obligation Bonds,       2/11 at 100.00       AAA         298,359
                Series 2001, 5.500%, 2/15/21 (Pre-refunded to 2/15/11) -
                FGIC Insured

               Harris County-Houston Sports Authority, Texas, Senior Lien
               Revenue Bonds, Series 2001G:
       5,000    5.250%, 11/15/21 - MBIA Insured                             11/11 at 100.00       AAA       5,217,750
       6,500    5.250%, 11/15/22 - MBIA Insured                             11/11 at 100.00       AAA       6,772,610
       6,800    5.250%, 11/15/30 - MBIA Insured                             11/11 at 100.00       AAA       7,041,468
       2,500    5.375%, 11/15/41 - MBIA Insured                             11/11 at 100.00       AAA       2,593,225

         445   Harris County Hospital District, Texas, Revenue Refunding       No Opt. Call       AAA         483,719
                Bonds, Series 1990, 7.400%, 2/15/10 - AMBAC Insured

       5,010   Houston, Texas, General Obligation Refunding Bonds, Series    3/12 at 100.00       AAA       5,166,162
                2002, 5.000%, 3/01/25 - MBIA Insured

       1,190   Mansfield, Texas, General Obligation Bonds, Series 2004A,     2/14 at 100.00       AAA       1,265,910
                5.250%, 2/15/25 - AMBAC Insured

       2,280   North Texas Municipal Water District, Regional Wastewater    12/11 at 100.00       AAA       2,406,130
                System Revenue Bonds, Series 2001, 5.125%, 6/01/20 - FGIC
                Insured

      20,000   Texas Turnpike Authority, First Tier Revenue Bonds, Central     No Opt. Call       AAA      11,683,800
                Texas Turnpike System, Series 2002A, 0.000%, 8/15/17 -
                AMBAC Insured

       4,070   Williamson County, Texas, General Obligation Bonds,           2/11 at 100.00       AAA       5,147,410
                DRIVERS, Series 188, 10.473%, 2/15/21 (IF) - FSA Insured

----
62

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Utah - 0.6%

 $     5,000 Emery County, Utah, Pollution Control Revenue Refunding      11/05 at 100.00       AAA $     5,009,450
              Bonds, PacifiCorp Project, Series 1993A, 5.650%, 11/01/23
              - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Vermont - 0.1%

         560 Vermont Housing Finance Agency, Single Family Housing        11/09 at 100.00       AAA         567,146
              Bonds, Series 2000-12A, 6.300%, 11/01/31 - FSA Insured
-------------------------------------------------------------------------------------------------------------------
             Virginia - 0.9%

       5,755 Alexandria Industrial Development Authority, Virginia,       10/10 at 101.00       AAA       6,360,944
              Fixed Rate Revenue Bonds, Institute for Defense Analyses,
              Series 2000A, 5.900%, 10/01/20 - AMBAC Insured

       1,080 Metropolitan Washington D.C. Airports Authority, Airport     10/14 at 100.00       AAA       1,126,116
              System Revenue Bonds, Series 2004A, 5.000%, 10/01/21 -
              MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Washington - 7.8%

       3,000 Chelan County Public Utility District 1, Washington, Hydro    7/11 at 101.00       AAA       3,181,620
              Consolidated System Revenue Bonds, Series 2001A, 5.600%,
              1/01/36 (Alternative Minimum Tax) - MBIA Insured

       5,040 Chelan County Public Utility District 1, Washington, Hydro    7/12 at 100.00       AAA       5,223,809
              Consolidated System Revenue Bonds, Series 2002A,
              5.450%, 7/01/37 (Alternative Minimum Tax) - AMBAC Insured

       1,000 Cowlitz County Public Utilities District 1, Washington,       9/14 at 100.00       AAA       1,035,680
              Electric Production Revenue Bonds, Series 2004,
              5.000%, 9/01/24 - FGIC Insured

             Douglas County Public Utility District 1, Washington,
             Revenue Refunding Bonds, Wells Hydroelectric, Series 2000A:
       2,975  6.300%, 9/01/15 (Alternative Minimum Tax) - MBIA Insured     9/10 at 100.00       AAA       3,269,376
       1,135  6.350%, 9/01/18 (Alternative Minimum Tax) - MBIA Insured     9/10 at 100.00       AAA       1,247,172

       3,300 Energy Northwest, Washington, Electric Revenue Bonds,         7/12 at 100.00       AAA       4,350,258
              Columbia Generating Station - Nuclear Project 2, Series
              2002, ROL-SER-II-152, 11.652%, 7/01/18 (IF) - MBIA Insured

       6,000 Port of Seattle, Washington, Revenue Bonds, Series 1999A,     9/12 at 100.00       AAA       6,172,680
              5.000%, 9/01/24 - FGIC Insured

       1,785 Port of Seattle, Washington, Subordinate Lien Revenue         9/12 at 100.00       AAA       1,910,877
              Bonds, Series 1999B, 5.500%, 9/01/16 (Alternative Minimum
              Tax) - FGIC Insured

       8,775 Port of Seattle, Washington, Special Facility Revenue         3/10 at 101.00       AAA       9,492,180
              Bonds, Terminal 18, Series 1999C, 6.000%, 9/01/20
              (Alternative Minimum Tax) - MBIA Insured

             Port of Seattle, Washington, Special Facility Revenue
             Bonds, Terminal 18, Series 1999B:
         460  6.250%, 9/01/26 (Alternative Minimum Tax) (Pre-refunded to   3/10 at 101.00       AAA         507,586
              3/01/10) - MBIA Insured
       7,475  6.250%, 9/01/26 (Alternative Minimum Tax) - MBIA Insured     3/10 at 101.00       AAA       8,164,643

      11,400 Seattle, Washington, Water System Revenue Refunding Bonds,    3/09 at 100.00       AAA      11,905,133
              Series 1993, 5.250%, 3/01/24 - FGIC Insured

       1,000 Snohomish County Public Utility District 1, Washington,       6/12 at 100.00       AAA       1,086,030
              Water Revenue Refunding Bonds, Series 2002, 5.500%,
              12/01/22 - FGIC Insured

       7,825 Snohomish County School District 16, Washington, Unlimited   12/10 at 100.00       Aaa       8,631,210
              Tax General Obligation Bonds, Arlington School, Series
              2000, 5.750%, 12/01/19 (Pre-refunded to 12/01/10) - FGIC
              Insured

       2,050 Washington State Higher Education Facilities Authority,      10/12 at 100.00       AAA       2,125,173
              Revenue Bonds, Gonzaga University, Series 2002, 5.050%,
              4/01/22 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Wisconsin - 1.1%

       2,000 Superior, Wisconsin, Limited Obligation Revenue Refunding       No Opt. Call       AAA       2,555,420
              Bonds, Midwest Energy Resources Company, Series 1991E,
              6.900%, 8/01/21 - FGIC Insured

       1,650 Wisconsin Public Power Incorporated System, Power Supply      7/15 at 100.00       AAA       1,698,987
              System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 (WI,
              settling 11/02/05) - AMBAC Insured

       5,000 Wisconsin, General Obligation Bonds, Series 2002G, 5.000%,    5/13 at 100.00       AAA       5,268,250
              5/01/18 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
 $   851,055 Total Long-Term Investments (cost $825,066,589) - 99.7%                                    865,500,095
-------------------------------------------------------------------------------------------------------------------
------------

----
63

Portfolio of Investments (Unaudited)
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
October 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000)   Description                                                    Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
               Short-Term Investments - 0.4%

 $     3,200   Idaho Health Facilities Authority, Revenue Bonds, St.                         VMIG-1 $     3,200,000
                Luke's Regional Medical Center, Variable Rate Demand
                Obligations, Series 2005, 2.730%, 7/01/35 - FSA Insured +
--------------------------------------------------------------------------------------------------------------------
 $     3,200   Total Short-Term Investments (cost $3,200,000)                                             3,200,000
--------------------------------------------------------------------------------------------------------------------
------------
               Total Investments (cost $828,266,589) - 100.1%                                           868,700,095
               ---------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (0.1)%                                                    (1,244,986)
               ---------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                    $   867,455,109
               ---------------------------------------------------------------------------------------------------

              All of the bonds in the portfolio, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating.
          (WI)Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
64

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND
October 31, 2005

    Principal                                                                Optional Call                      Market
 Amount (000) Description                                                      Provisions* Ratings**             Value
----------------------------------------------------------------------------------------------------------------------
              National - 0.1%

$       3,500 GMAC Municipal Mortgage Trust, Series A1-1, 4.150%,             No Opt. Call        A3 $       3,470,985
               10/31/39 (Alternative Minimum Tax) (Mandatory put 10/31/09)
----------------------------------------------------------------------------------------------------------------------
              Alabama - 2.9%

        7,440 Alabama Public School and College Authority, Capital          2/12 at 100.00        AA         7,771,229
               Improvement Revenue Bonds, Series 2002A, 5.000%, 2/01/21

              Alabama 21st Century Authority, Tobacco Settlement Revenue
              Bonds, Series 2001:
        1,050  5.250%, 12/01/06                                               No Opt. Call        A-         1,067,262
        1,340  5.250%, 12/01/07                                               No Opt. Call        A-         1,379,195

        4,000 Jefferson County, Alabama, General Obligation Refunding         No Opt. Call       AAA         4,204,040
               Warrants, Series 2003A, 5.000%, 4/01/09 - MBIA Insured

              Jefferson County, Alabama, Limited Obligation School
              Warrants, Education Tax Revenue Bonds, Series 2004A:
        4,000  5.000%, 1/01/10                                                No Opt. Call         A         4,192,600
        4,000  5.250%, 1/01/11                                                No Opt. Call         A         4,256,040
       10,000  5.250%, 1/01/12                                                No Opt. Call         A        10,676,600
        7,000  5.250%, 1/01/13                                                No Opt. Call         A         7,477,190
       10,000  5.250%, 1/01/14                                                No Opt. Call         A        10,711,800
        6,000  5.250%, 1/01/16                                              1/14 at 100.00         A         6,354,780

        5,000 Jefferson County, Alabama, Sewer Revenue Capital              2/09 at 101.00       AAA         5,412,500
               Improvement Warrants, Series 1999A, 5.750%, 2/01/38
               (Pre-refunded to 2/01/09) - FGIC Insured

        9,280 Jefferson County, Alabama, Sewer Revenue Capital              8/12 at 100.00       AAA         9,972,474
               Improvement Warrants, Series 2002D, 5.000%, 2/01/42
               (Pre-refunded to 8/01/12) - FGIC Insured
----------------------------------------------------------------------------------------------------------------------
              Alaska - 0.3%

              Alaska Student Loan Corporation, Student Loan Revenue
              Bonds, Series 2005A:
        4,000  5.250%, 7/01/13 - FSA Insured                                  No Opt. Call       AAA         4,361,560
        3,000  5.250%, 7/01/14 - FSA Insured                                  No Opt. Call       AAA         3,282,540
----------------------------------------------------------------------------------------------------------------------
              Arizona - 1.4%

        7,550 Arizona Health Facilities Authority, Hospital Revenue           No Opt. Call        A-         7,865,590
               Bonds, Catholic Healthcare West, Series 1999A, 6.125%,
               7/01/09

              Arizona Health Facilities Authority, Revenue Bonds, Blood
              Systems Inc., Series 2004:
        2,695  4.000%, 4/01/13                                                No Opt. Call        A-         2,653,793
        1,000  5.000%, 4/01/17                                              4/14 at 100.00        A-         1,031,000

        6,000 Arizona Tourism and Sports Authority, Tax Revenue Bonds,      7/13 at 100.00       Aaa         6,519,120
               Multipurpose Stadium Facility Project, Series 2003A,
               5.375%, 7/01/19 - MBIA Insured

        2,740 Maricopa County, Arizona, Hospital Revenue Bonds, Sun           No Opt. Call      Baa1         2,835,599
               Health Corporation, Series 2005, 5.000%, 4/01/14

       11,000 Salt River Project Agricultural Improvement and Power        12/13 at 100.00       AAA        11,743,600
               District, Arizona, Electric System Revenue Bonds, Series
               2003, 5.000%, 12/01/14 - MBIA Insured

        3,770 Tucson, Arizona, Junior Lien Street and Highway User          7/13 at 100.00       AAA         4,026,888
               Revenue Bonds, Series 2003A, 5.000%, 7/01/15 - AMBAC
               Insured
----------------------------------------------------------------------------------------------------------------------
              Arkansas - 1.0%

        2,000 Arkansas Development Finance Authority, State Facility          No Opt. Call       AAA         2,149,520
               Revenue Bonds, Arkansas Correction Project, Series 2005A,
               5.000%, 11/01/15 - FSA Insured

              Baxter County, Arkansas, Hospital Revenue Improvement
              Bonds, Baxter County Regional Hospital, Series 1999B:
          500  5.000%, 9/01/09                                                No Opt. Call       BBB           514,675
        2,500  5.625%, 9/01/28                                              9/09 at 100.00       BBB         2,552,400

              Cabot, Arkansas, Sales and Use Tax Revenue Bonds, Series
              2005:
          925  5.000%, 12/01/15 (WI, settling 12/06/05) - XLCA Insured        No Opt. Call       AAA           996,096
          930  5.000%, 12/01/16 (WI, settling 12/06/05) - XLCA Insured     12/15 at 100.00       AAA           997,332
        1,015  5.000%, 12/01/17 (WI, settling 12/06/05) - XLCA Insured     12/15 at 100.00       AAA         1,084,172
        1,125  5.000%, 12/01/19 (WI, settling 12/06/05) - XLCA Insured     12/15 at 100.00       AAA         1,192,151
        1,180  5.000%, 12/01/20 (WI, settling 12/06/05) - XLCA Insured     12/15 at 100.00       AAA         1,246,469

        4,000 Jefferson County, Arkansas, Pollution Control Revenue        12/05 at 100.00      Baa2         4,004,280
               Refunding Bonds, Entergy Arkansas Inc., Series 1997,
               5.600%, 10/01/17

----
65

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
October 31, 2005

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 Arkansas (continued)

$       1,565    North Little Rock Health Facilities Board, Arkansas,            No Opt. Call       AAA $       1,658,384
                  Healthcare Revenue Bonds, Baptist Health, Series 2005,
                  5.000%, 12/01/12 - CIFG Insured

                 University of Arkansas, Pine Bluff Campus, Revenue Bonds,
                 Series 2005A:
          435     5.000%, 12/01/14 - AMBAC Insured                               No Opt. Call       Aaa           469,496
          455     5.000%, 12/01/15 - AMBAC Insured                               No Opt. Call       Aaa           491,141
          475     5.000%, 12/01/16 - AMBAC Insured                            12/15 at 100.00       Aaa           510,611

        4,000    University of Arkansas, Fayetteville, Revenue Bonds,         11/14 at 100.00       Aaa         4,178,280
                  Medical Sciences Campus, Series 2004B, 5.000%, 11/01/25 -
                  MBIA Insured

                 Washington County, Arkansas, Hospital Revenue Bonds,
                 Washington Regional Medical Center, Series 2005B:
        1,270     5.000%, 2/01/14                                                No Opt. Call       BBB         1,308,951
        1,000     5.000%, 2/01/17                                              2/15 at 100.00       BBB         1,020,870
        1,165     5.000%, 2/01/18                                              2/15 at 100.00       BBB         1,179,807
-------------------------------------------------------------------------------------------------------------------------
                 California - 11.3%

        1,955    Adelanto Public Financing Authority, California, Lease          No Opt. Call        A-         2,056,601
                  Revenue Refunding Bonds, Community Correctional Facility,
                  Series 2001A, 5.250%, 4/01/10

        3,845    California Health Facilities Financing Authority, Insured     1/06 at 101.00       AAA         3,889,564
                  Health Facility Revenue Refunding Bonds, Catholic
                  Healthcare West, Series 1994A, 5.000%, 7/01/14 - AMBAC
                  Insured

       18,000    California, Various Purpose General Obligation Bonds,           No Opt. Call       AAA        20,341,980
                  Series 1992, 6.250%, 9/01/12 - MBIA Insured

       10,870    California, General Obligation Bonds, Series 2003, 5.250%,    2/13 at 100.00       AAA        11,790,472
                  2/01/14 - MBIA Insured

                 California, General Obligation Bonds, Series 2004:
       17,000     5.250%, 12/01/12                                               No Opt. Call         A        18,451,800
       10,610     5.250%, 12/01/22 - FSA Insured                               6/14 at 100.00       AAA        11,346,334

                 California Department of Water Resources, Power Supply
                 Revenue Bonds, Series 2002A:
        8,000     6.000%, 5/01/15                                              5/12 at 101.00        A2         9,057,040
       10,000     5.875%, 5/01/16                                              5/12 at 101.00        A2        11,097,600

                 California, Economic Recovery Revenue Bonds, Series 2004A:
       15,000     5.250%, 7/01/12                                                No Opt. Call       AA-        16,422,000
       20,000     5.250%, 7/01/13                                                No Opt. Call       AA-        21,974,800
        7,500     5.250%, 7/01/14                                                No Opt. Call       AA-         8,281,650

                 California State Public Works Board, Lease Revenue Bonds,
                 Department of Corrections, Series 2003C:
        3,715     5.000%, 6/01/10                                                No Opt. Call        A-         3,924,489
        3,500     5.000%, 6/01/11                                                No Opt. Call        A-         3,711,190
        5,000     5.000%, 6/01/12                                                No Opt. Call        A-         5,318,850
        6,000     5.500%, 6/01/13                                                No Opt. Call        A-         6,576,120
        8,075     5.500%, 6/01/14                                             12/13 at 100.00        A-         8,850,523
        3,940     5.500%, 6/01/17                                             12/13 at 100.00        A-         4,283,647

        2,000    California State Public Works Board, Lease Revenue Bonds,       No Opt. Call        A-         2,121,820
                  Department of General Services, Butterfield State, Series
                  2005A, 5.000%, 6/01/12

                 California Statewide Community Development Authority,
                 Revenue Bonds, Daughters of Charity Health System, Series
                 2005G:
        2,300     5.250%, 7/01/11                                                No Opt. Call      BBB+         2,433,607
          750     5.250%, 7/01/13                                                No Opt. Call      BBB+           794,565

       14,570    Central California Joint Powers Health Finance Authority,     2/06 at 100.00      Baa2        14,577,576
                  Certificates of Participation, Community Hospitals of
                  Central California, Series 1993, 5.250%, 2/01/13

        3,695    Contra Costa County Public Financing Authority, California,   8/13 at 100.00        AA         3,909,458
                  Tax Allocation Revenue Bonds, Series 2003A, 5.500%,
                  8/01/23 - RAAI Insured

                 Delano Financing Authority, California, State Correctional
                 Facilities Lease Revenue Bonds, Series 2002A:
        1,605     4.875%, 4/01/08                                                No Opt. Call        A-         1,648,463
        2,185     5.750%, 4/01/10                                                No Opt. Call        A-         2,348,853

       10,000    Foothill/Eastern Transportation Corridor Agency,              1/07 at 100.00       AAA        10,341,500
                  California, Toll Road Revenue Bonds, Series 1995A, 6.000%,
                  1/01/34 (Pre-refunded to 1/01/07)

----
66

    Principal                                                                Optional Call                      Market
 Amount (000) Description                                                      Provisions* Ratings**             Value
----------------------------------------------------------------------------------------------------------------------
              California (continued)

$      15,000 Golden State Tobacco Securitization Corporation,              6/06 at 100.00       Aaa $      15,199,800
               California, Enhanced Tobacco Settlement Asset- Backed
               Bonds, Series 2003B, 5.375%, 6/01/17 (Pre-refunded to
               6/01/06)

        2,340 Long Beach Bond Finance Authority, California, Multiple       8/15 at 100.00       AAA         2,413,640
               Project Tax Allocation Bonds, Housing and Gas Utility
               Financing Project Areas, Series 2005A-1, 5.000%, 8/01/25 -
               AMBAC Insured

        5,000 Long Beach Financing Authority, California, Revenue Bonds,      No Opt. Call       AAA         5,732,150
               Series 1992, 6.000%, 11/01/17 - AMBAC Insured

        7,670 Los Angeles Community College District, Los Angeles County,   8/15 at 100.00       AAA         8,028,036
               California, General Obligation Bonds, Series 2005A,
               5.000%, 8/01/24 - FSA Insured

        3,425 Los Angeles Unified School District, California, General      7/15 at 100.00       AAA         3,575,597
               Obligation Bonds, Series 2005A-1, 5.000%, 7/01/25 - FGIC
               Insured

        5,000 Los Angeles Unified School District, California, General      7/13 at 100.00       AAA         5,395,200
               Obligation Bonds, Series 2003A, 5.250%, 7/01/19 - FSA
               Insured

        3,690 Newark Unified School District, Alameda County, California,   8/14 at 100.00       AAA         3,864,131
               General Obligation Bonds, Series 2005, 5.000%, 8/01/22 -
               MBIA Insured

        2,485 North Orange County Community College District, California,   8/15 at 100.00       AAA         2,607,038
               General Obligation Bonds, Series 2005, 5.000%, 8/01/23 -
               MBIA Insured

        6,000 Oakland State Building Authority, California, Lease Revenue   4/08 at 101.00       AAA         6,187,560
               Bonds, Elihu M. Harris State Office Building, Series
               1998A, 5.000%, 4/01/23 - AMBAC Insured

        3,000 Port of Oakland, California, Revenue Refunding Bonds,        11/07 at 102.00       AAA         3,195,930
               Series 1997I, 5.600%, 11/01/19 - MBIA Insured

        4,000 San Diego County, California, Certificates of                 9/09 at 101.00      Baa3         4,205,960
               Participation, Burnham Institute, Series 1999,
               6.250%, 9/01/29

          100 Tobacco Securitization Authority of Southern California,        No Opt. Call       BBB           100,802
               Tobacco Settlement Asset-Backed Bonds, San Diego County
               Tobacco Asset Securitization Corporation, Senior Series
               2001A, 4.700%, 6/01/11

        5,740 Torrance Redevelopment Agency, California, Senior Lien Tax    9/09 at 102.00       AAA         6,243,455
               Allocation Bonds, Industrial Redevelopment Project, Series
               1999C, 5.450%, 9/01/18 - MBIA Insured

        8,780 University of California, Revenue Bonds, Multi-Purpose        9/11 at 101.00       AAA         9,348,242
               Projects, Series 2003Q, 5.000%, 9/01/16 - FSA Insured

        6,100 University of California, General Revenue Bonds, Series       5/13 at 100.00       AAA         6,604,348
               2003B, 5.250%, 5/15/15 - AMBAC Insured

        2,480 Whittier Union High School District, Los Angeles County,      8/15 at 100.00       AAA         2,613,870
               California, General Obligation Bonds, Series 2005, 5.000%,
               8/01/21 - MBIA Insured

        1,080 Yuba County Water Agency, California, Yuba River              3/06 at 100.00      Baa3         1,073,358
               Development Revenue Bonds, Pacific Gas and Electric
               Company, Series 1966A, 4.000%, 3/01/16
----------------------------------------------------------------------------------------------------------------------
              Colorado - 1.6%

        6,445 Adams County, Colorado, FHA-Insured Mortgage Revenue Bonds,   8/15 at 100.00       AAA         6,938,623
               Platte Valley Medical Center, Series 2005, 5.250%, 8/01/17
               - MBIA Insured

        2,000 Aurora Centretech Metropolitan District, Arapahoe County,    12/06 at 102.00        AA         2,062,400
               Colorado, General Obligation Refunding Bonds, Series
               1998C, 4.875%, 12/01/28 (Mandatory put 12/01/08)

        2,000 Colorado Health Facilities Authority, Revenue Bonds,         11/11 at 101.00     A+***         2,310,700
               PorterCare Adventist Health System, Series 2001, 6.500%,
               11/15/31 (Pre-refunded to 11/15/11)

        9,915 Denver City and County, Colorado, Airport System Revenue     11/11 at 100.00       AAA        10,587,832
               Refunding Bonds, Series 2001A, 5.500%, 11/15/16
               (Alternative Minimum Tax) - FGIC Insured

        3,000 Denver City and County, Colorado, Airport System Revenue     11/10 at 100.00       AAA         3,267,750
               Refunding Bonds, Series 2000A, 6.000%, 11/15/16
               (Alternative Minimum Tax) - AMBAC Insured

        5,775 Denver Convention Center Hotel Authority, Colorado, Senior   12/13 at 100.00       AAA         6,091,528
               Revenue Bonds, Convention Center Hotel, Series 2003A,
               5.000%, 12/01/15 - XLCA Insured

        8,245 E-470 Public Highway Authority, Colorado, Senior Revenue      9/07 at 101.00       AAA         8,588,734
               Bonds, Series 1997A, 5.250%, 9/01/18 - MBIA Insured

          125 Eagle County Air Terminal Corporation, Colorado, Airport        No Opt. Call       N/R           125,753
               Terminal Revenue Bonds, Series 1996, 6.750%, 5/01/06
               (Alternative Minimum Tax)

----
67

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
October 31, 2005

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 Connecticut - 0.4%

$       8,000    Connecticut, General Obligation Bonds, Series 2004B,            No Opt. Call       AAA $       8,637,440
                  5.000%, 12/01/12 - MBIA Insured

        1,500    South Central Connecticut Regional Water Authority, Water       No Opt. Call       AAA         1,629,870
                  System Revenue Bonds, Eighteenth Series 2003A, 5.250%,
                  8/01/11 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------------
                 District of Columbia - 2.2%

                 District of Columbia, Certificates of Participation, Series
                 2003:
        3,695     5.500%, 1/01/15 - AMBAC Insured                              1/14 at 100.00       AAA         4,022,636
        1,000     5.500%, 1/01/16 - AMBAC Insured                              1/14 at 100.00       AAA         1,082,920

       11,530    District of Columbia, General Obligation Bonds, Series        6/13 at 100.00       AAA        12,277,375
                  2003B, 5.000%, 6/01/15 - AMBAC Insured

        1,900    District of Columbia, General Obligation Refunding Bonds,       No Opt. Call       AAA         2,114,491
                  Series 1994A-1, 6.000%, 6/01/11 - MBIA Insured

                 District of Columbia Tobacco Settlement Corporation,
                 Tobacco Settlement Asset-Backed Bonds, Series 2001:
          110     5.375%, 5/15/10                                                No Opt. Call       BBB           114,436
        7,090     6.000%, 5/15/11                                                No Opt. Call       BBB         7,593,603
        3,500     5.800%, 5/15/13                                              5/11 at 101.00       BBB         3,706,675
        3,730     5.875%, 5/15/14                                              5/11 at 101.00       BBB         3,945,072
       10,705     6.250%, 5/15/24                                              5/11 at 101.00       BBB        11,434,653
        2,920     6.500%, 5/15/33                                                No Opt. Call       BBB         3,384,572

        6,250    Washington Convention Center Authority, District of          10/08 at 101.00       AAA         6,593,688
                  Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series
                  1998, 5.250%, 10/01/17 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------------
                 Florida - 2.8%

          300    Brevard County Housing Finance Authority, Florida,            2/06 at 101.00       AAA           305,052
                  Multifamily Housing Revenue Refunding Bonds, Windover Oaks
                  and Windover Health Club Apartments Projects, Series
                  1996A, 6.900%, 2/01/27 (Mandatory put 2/01/07)

        5,000    Broward County School Board, Florida, Certificates of         7/13 at 100.00       AAA         5,199,750
                  Participation, Series 2003, 5.000%, 7/01/23 - MBIA Insured

          500    Dade County, Florida, Seaport Revenue Refunding Bonds,          No Opt. Call       AAA           559,375
                  Series 1995, 6.200%, 10/01/10 - MBIA Insured

           45    Escambia County Housing Finance Authority, Florida,           4/07 at 102.00       Aaa            46,044
                  GNMA/FNMA Multi-County Single Family Mortgage Revenue
                  Bonds, Series 1997A, 5.500%, 4/01/08 (Alternative Minimum
                  Tax)

        3,245    Florida Department of Environmental Protection, Florida       7/13 at 101.00       AAA         3,453,621
                  Forever Revenue Bonds, Series 2003C, 5.000%, 7/01/17 -
                  AMBAC Insured

        2,145    Florida Municipal Loan Council, Revenue Bonds, Series         2/15 at 100.00       AAA         2,232,688
                  2005A, 5.000%, 2/01/24 - MBIA Insured

        7,695    Florida State Turnpike Authority, Turnpike Revenue Bonds,     7/13 at 101.00       AAA         8,218,645
                  Department of Transportation, Series 2003A, 5.000%,
                  7/01/16 - FSA Insured

        1,690    Greater Orlando Aviation Authority, Florida, Airport            No Opt. Call       AAA         1,841,137
                  Facilities Revenue Bonds, Series 1997, 5.750%, 10/01/11
                  (Alternative Minimum Tax) - FGIC Insured

          200    Halifax Hospital Medical Center, Daytona Beach, Florida,        No Opt. Call         A           203,980
                  Healthcare Facilities Revenue Bonds, Halifax Management
                  System Inc., Series 1998A, 4.600%, 4/01/08 - ACA Insured

        4,210    JEA, Florida, St. John's River Power Park System Revenue      4/06 at 100.00       Aa2         4,226,419
                  Refunding Bonds, Issue Two, Series Nine, 5.250%, 10/01/21

        5,000    Key West Utility Board, Florida, Electric System Revenue        No Opt. Call       AAA         5,674,750
                  Refunding Bonds, Series 2000, 6.000%, 10/01/12 - AMBAC
                  Insured

          400    Lee County, Florida, Capital Improvement Revenue Refunding      No Opt. Call       AAA           444,436
                  Bonds, Series 1997A, 5.750%, 10/01/11 - MBIA Insured

          250    Lee County Hospital Board, Florida, Fixed-Rate Hospital       4/07 at 102.00       AAA           262,493
                  Revenue Bonds, Lee Memorial Health System, Series 1997A,
                  5.400%, 4/01/09 (Pre-refunded to 4/01/07) - MBIA Insured

          125    Leesburg, Florida, Hospital Revenue Refunding Bonds,          7/06 at 102.00         A           128,940
                  Leesburg Regional Medical Center Project, Series 1996A,
                  5.600%, 7/01/08

----
68

    Principal                                                                Optional Call                      Market
 Amount (000) Description                                                      Provisions* Ratings**             Value
----------------------------------------------------------------------------------------------------------------------
              Florida (continued)

$       3,675 Leesburg, Florida, Hospital Revenue Refunding Bonds,            No Opt. Call        A- $       3,840,963
               Leesburg Regional Medical Center Project, Series 2003,
               5.000%, 7/01/10

        5,000 Miami-Dade County, Florida, Public Facilities Revenue         6/15 at 100.00       AAA         5,173,000
               Bonds, Jackson Health System, Series 2005B, 5.000%,
               6/01/25 - MBIA Insured

           90 Orange County Housing Finance Authority, Florida, Single      9/07 at 102.00       AAA            90,426
               Family Mortgage Revenue Bonds, Series 1997B, 5.400%,
               9/01/09 (Alternative Minimum Tax)

        6,020 Orlando Utilities Commission, Florida, Water and Electric     4/13 at 100.00       Aa1         6,383,006
               Revenue Refunding Bonds, Series 2003B, 5.000%, 10/01/16

        6,510 Reedy Creek Improvement District, Florida, Utility Revenue      No Opt. Call       AAA         7,020,319
               Bonds, Series 2004-2, 5.250%, 10/01/10 - MBIA Insured

        2,350 Reedy Creek Improvement District, Florida, Utility Revenue   10/15 at 100.00       AAA         2,470,931
               Bonds, Series 2005-1, 5.000%, 10/01/22 - AMBAC Insured

          515 Sanford Airport Authority, Florida, Industrial Development      No Opt. Call       N/R           512,935
               Revenue Bonds, Central Florida Terminals Inc., Series
               1995A, 7.500%, 5/01/06 (Alternative Minimum Tax)

          600 Sarasota Elderly Housing Corporation, Florida, First          1/06 at 102.00       N/R           615,384
               Mortgage Revenue Bonds, McCown Towers Annex Project,
               Series 1978, 7.500%, 7/01/09

              Tampa Sports Authority, Hillsborough County, Florida, Local
              Option Sales Tax Payments Revenue Bonds, Stadium Project,
              Series 2005:
        6,020  5.000%, 1/01/20 (WI, settling 11/16/05) - FSA Insured        1/15 at 100.00       AAA         6,347,789
        6,350  5.000%, 1/01/21 (WI, settling 11/16/05) - FSA Insured        1/15 at 100.00       AAA         6,680,962
----------------------------------------------------------------------------------------------------------------------
              Georgia - 0.1%

        3,240 Fulton-DeKalb Hospital Authority, Georgia, Revenue              No Opt. Call       AAA         3,446,453
               Refunding Certificates, Series 2003, 5.000%, 1/01/11 - FSA
               Insured
----------------------------------------------------------------------------------------------------------------------
              Illinois - 10.9%

       12,675 Chicago Metropolitan Housing Development Corporation,         1/06 at 100.00        AA        12,693,379
               Illinois, FHA-Insured Section 8 Assisted Housing
               Development Revenue Refunding Bonds, Series 1992B, 6.900%,
               7/01/22

       17,500 Chicago Housing Authority, Illinois, Revenue Bonds, Capital   7/12 at 100.00        AA        18,506,600
               Fund Program, Series 2001, 5.375%, 7/01/19

       22,395 Chicago, Illinois, Second Lien General Airport Revenue        1/06 at 100.00       AAA        22,465,992
               Refunding Bonds, O'Hare International Airport, Series
               1993C-1, 5.000%, 1/01/18 - MBIA Insured

       61,250 Chicago, Illinois, General Airport Revenue Refunding Bonds,   1/06 at 100.00        A+        61,283,075
               O'Hare International Airport, Series 1993A, 5.000%, 1/01/16

       10,000 Chicago, Illinois, Second Lien General Airport Revenue        1/10 at 101.00       AAA        10,558,000
               Refunding Bonds, O'Hare International Airport, Series
               1999, 5.500%, 1/01/17 (Alternative Minimum Tax) - AMBAC
               Insured

        9,100 Chicago Public Building Commission, Illinois, General         3/13 at 100.00       AAA         9,629,438
               Obligation Lease Bonds, Chicago Transit Authority, Series
               2003, 5.250%, 3/01/22 - AMBAC Insured

       22,335 Chicago, Illinois, Water Revenue Bonds, Series 1995,         11/06 at 102.00       AAA        23,107,568
               5.000%, 11/01/15 - FGIC Insured

        6,760 Cook County, Illinois, General Obligation Refunding Bonds,   11/12 at 100.00       AAA         7,250,235
               Series 2002D, 5.250%, 11/15/19 - AMBAC Insured

        1,000 Illinois Development Finance Authority, Adjustable Rate         No Opt. Call       BBB         1,037,160
               Solid Waste Disposal Revenue Bonds, Waste Management Inc.
               Project, Series 1997, 5.050%, 1/01/10 (Alternative Minimum
               Tax)

              Illinois Finance Authority, Revenue Bonds, Swedish American
              Hospital, Series 2004:
        2,575  5.000%, 11/15/11 - AMBAC Insured                               No Opt. Call       AAA         2,734,315
        2,705  5.000%, 11/15/12 - AMBAC Insured                               No Opt. Call       AAA         2,876,308

              Illinois Health Facilities Authority, Revenue Bonds,
              Rush-Presbyterian St. Luke's Medical Center Obligated
              Group, Series 1993:
        3,000  5.250%, 11/15/20 - MBIA Insured                             11/05 at 100.00       AAA         3,003,690
       34,120  5.500%, 11/15/25 - MBIA Insured                             11/05 at 100.00       AAA        34,169,474

              Illinois Health Facilities Authority, Revenue Bonds,
              Centegra Health System, Series 1998:
          500  5.500%, 9/01/09                                              9/08 at 101.00        A-           525,690
          500  5.500%, 9/01/10                                              9/08 at 101.00        A-           524,135

----
69

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
October 31, 2005

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 Illinois (continued)

$       1,000    Illinois Health Facilities Authority, Revenue Bonds,         11/08 at 101.00       AAA $       1,063,190
                  Methodist Medical Center of Illinois, Series 1998, 5.500%,
                  11/15/12 - MBIA Insured

                 Illinois Health Facilities Authority, Revenue Bonds,
                 Victory Health Services, Series 1997A:
          500     5.750%, 8/15/08                                              8/07 at 101.00      BBB-           514,900
        3,245     5.375%, 8/15/16                                              8/07 at 101.00      BBB-         3,223,745

        8,000    Illinois Health Facilities Authority, Revenue Bonds, OSF     11/09 at 101.00      A***         8,905,680
                  Healthcare System, Series 1999, 6.250%, 11/15/29
                  (Pre-refunded to 11/15/09)

        9,025    Illinois Health Facilities Authority, Revenue Bonds,          5/10 at 101.00      Baa2         9,877,502
                  Condell Medical Center, Series 2000, 7.000%, 5/15/22

        3,000    Illinois Health Facilities Authority, Revenue Bonds,         10/11 at 100.00         A         3,189,780
                  Passavant Memorial Hospital Association, Series 2001,
                  6.000%, 10/01/24

                 Illinois Health Facilities Authority, Revenue Refunding
                 Bonds, University of Chicago Hospitals, Series 2003:
        3,120     5.000%, 8/15/13 - MBIA Insured                                 No Opt. Call       AAA         3,310,351
        7,410     5.000%, 8/15/14 - MBIA Insured                               8/13 at 100.00       AAA         7,832,666

       23,000    Metropolitan Pier and Exposition Authority, Illinois,         6/12 at 101.00       AAA        25,440,530
                  Revenue Bonds, McCormick Place Expansion Project, Series
                  2002A, 5.750%, 6/15/41 - MBIA Insured

        5,325    Pingree Grove Village, Illinois, Tax Assessment Bonds,          No Opt. Call       N/R         5,346,034
                  Special Service Area 1 - Cambridge Lakes Project, Series
                  2005-1, 5.250%, 3/01/15
-------------------------------------------------------------------------------------------------------------------------
                 Indiana - 0.7%

        3,000    Indiana Health Facility Financing Authority, Hospital         9/11 at 100.00        A+         3,084,870
                  Revenue Bonds, Methodist Hospitals Inc., Series 2001,
                  5.375%, 9/15/22

       11,590    Indiana Health Facility Financing Authority, Hospital         3/06 at 100.00       AAA        11,686,892
                  Revenue Refunding Bonds, Methodist Hospital of Indiana
                  Inc., Series 1992A, 5.750%, 9/01/11 - AMBAC Insured

        2,060    Southwind Housing Inc., Evansville, Indiana, First Mortgage  11/05 at 100.00    AA-***         2,445,900
                  Revenue Bonds, Series 1978A, 7.125%, 11/15/21
-------------------------------------------------------------------------------------------------------------------------
                 Iowa - 0.2%

          880    Iowa Housing Finance Authority, Single Family Mortgage        2/06 at 100.00       Aaa           884,347
                  Bonds, Series 1977A, 5.875%, 8/01/08

                 Iowa Tobacco Settlement Authority, Tobacco Settlement
                 Asset-Backed Revenue Bonds, Series 2001B:
           50     5.500%, 6/01/11                                                No Opt. Call       BBB            52,480
        2,475     5.500%, 6/01/12                                              6/11 at 101.00       BBB         2,602,339
           90     5.500%, 6/01/13                                              6/11 at 101.00       BBB            94,110
        1,195     5.500%, 6/01/14                                              6/11 at 101.00       BBB         1,242,716
-------------------------------------------------------------------------------------------------------------------------
                 Kansas - 0.5%

                 Wichita, Kansas, Water and Sewerage Utility Revenue Bonds,
                 Series 2003:
        3,350     5.000%, 10/01/19 - FGIC Insured                             10/13 at 100.00       AAA         3,536,896
        7,700     5.000%, 10/01/20 - FGIC Insured                             10/13 at 100.00       AAA         8,099,861
-------------------------------------------------------------------------------------------------------------------------
                 Kentucky - 1.1%

          500    Ashland, Kentucky, Pollution Control Revenue Refunding          No Opt. Call    Ba1***           541,660
                  Bonds, Ashland Oil Inc. Project, Series 1999, 5.700%,
                  11/01/09

        4,820    Kentucky State Property and Buildings Commission, Revenue    10/13 at 100.00       AAA         5,234,086
                  Refunding Bonds, Project 79, Series 2003, 5.125%, 10/01/17
                  (Pre-refunded to 10/01/13) - MBIA Insured

        5,000    Kentucky Turnpike Authority, Economic Development Road          No Opt. Call       AAA         5,382,800
                  Revenue Bonds, Revitalization Project, Series 2005B,
                  5.000%, 7/01/15 - AMBAC Insured

       16,980    Kentucky Turnpike Authority, Road Resource Recovery Revenue   1/06 at 100.00    Aa3***        16,993,075
                  Refunding Bonds, Series 1987A, 5.000%, 7/01/08
-------------------------------------------------------------------------------------------------------------------------
                 Louisiana - 0.8%

        5,030    New Orleans, Louisiana, Refunding Certificates of            12/08 at 102.00       AAA         5,240,556
                  Indebtedness, Series 1998B, 5.000%, 12/01/12 - FSA Insured

----
70

    Principal                                                                Optional Call                      Market
 Amount (000) Description                                                      Provisions* Ratings**             Value
----------------------------------------------------------------------------------------------------------------------
              Louisiana (continued)

$       2,400 St. Martin Parish, Louisiana, Industrial Development            No Opt. Call        A+ $       2,383,656
               Revenue Bonds, Cargill Inc., Series 2004, 4.350%, 10/01/12

       12,950 Tobacco Settlement Financing Corporation, Louisiana,          5/11 at 101.00       BBB        13,512,807
               Tobacco Settlement Asset-Backed Bonds, Series 2001B,
               5.875%, 5/15/39
----------------------------------------------------------------------------------------------------------------------
              Maryland - 0.1%

        1,450 Maryland Community Development Administration, Housing        1/07 at 102.00       Aa2         1,492,181
               Revenue Bonds, Series 1996A, 5.875%, 7/01/16

          500 Maryland Health and Higher Educational Facilities             1/07 at 102.00        A-           521,825
               Authority, Revenue Refunding Bonds, Pickersgill Inc.,
               Series 1997A, 5.750%, 1/01/08
----------------------------------------------------------------------------------------------------------------------
              Massachusetts - 7.4%

        8,140 Massachusetts Bay Transportation Authority, Senior Sales      7/12 at 100.00       AAA         8,806,503
               Tax Revenue Refunding Bonds, Series 2002A, 5.250%, 7/01/15
               (Pre-refunded to 7/01/12) - FSA Insured

       10,000 Massachusetts, General Obligation Bonds, Consolidated Loan,     No Opt. Call        AA        11,118,000
               Series 2001D, 5.500%, 11/01/14

        4,000 Massachusetts, General Obligation Bonds, Consolidated Loan,   3/12 at 100.00       AAA         4,375,840
               Series 2002B, 5.500%, 3/01/19 (Pre-refunded to 3/01/12) -
               FSA Insured

              Massachusetts, General Obligation Bonds, Consolidated Loan,
              Series 2002C:
       19,675  5.500%, 11/01/11 - FSA Insured                                 No Opt. Call       AAA        21,570,490
        4,000  5.500%, 11/01/19 (Pre-refunded to 11/01/12)                 11/12 at 100.00     AA***         4,400,320

       10,000 Massachusetts, General Obligation Bonds, Consolidated Loan,  12/14 at 100.00       AAA        10,722,000
               Series 2004D, 5.000%, 12/01/22 (Pre-refunded to 12/01/14)
               - FSA Insured

              Massachusetts, General Obligation Bonds, Consolidated Loan,
              Series 2003A:
        9,060  5.000%, 1/01/19 (Pre-refunded to 1/01/13)                    1/13 at 100.00     AA***         9,674,449
        5,250  5.125%, 1/01/20 (Pre-refunded to 1/01/13)                    1/13 at 100.00     AA***         5,646,743
       12,500  5.000%, 1/01/21 (Pre-refunded to 1/01/13)                    1/13 at 100.00     AA***        13,347,750

              Massachusetts, General Obligation Bonds, Consolidated Loan,
              Series 2003C:
       10,000  5.250%, 8/01/20 (Pre-refunded to 8/01/13)                    8/13 at 100.00     AA***        10,854,400
        7,040  5.000%, 8/01/21 (Pre-refunded to 8/01/13)                    8/13 at 100.00     AA***         7,525,056

        7,000 Massachusetts, General Obligation Bonds, Series 2003D,          No Opt. Call        AA         7,797,720
               5.500%, 10/01/15

          800 Massachusetts Health and Educational Facilities Authority,    7/08 at 101.00         A           833,864
               Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series
               1998B, 5.250%, 7/01/10 - ACA Insured

              Massachusetts Industrial Finance Agency, Resource Recovery
              Revenue Refunding Bonds, Ogden Haverhill Project, Series
              1998A:
        1,500  5.450%, 12/01/12 (Alternative Minimum Tax)                  12/08 at 102.00       BBB         1,527,210
        1,825  5.500%, 12/01/13 (Alternative Minimum Tax)                  12/08 at 102.00       BBB         1,857,887

              Massachusetts, Special Obligation Refunding Notes, Federal
              Highway Grant Anticipation Note Program, Series 2003A:
       10,000  5.000%, 12/15/11 - FSA Insured                                 No Opt. Call       Aaa        10,671,000
       12,500  5.000%, 12/15/12 - FSA Insured                                 No Opt. Call       Aaa        13,377,875
       12,000  5.000%, 12/15/13 - FSA Insured                                 No Opt. Call       Aaa        12,831,480
        7,015  5.000%, 12/15/14 - FSA Insured                                 No Opt. Call       Aaa         7,511,522

       22,090 Massachusetts Water Resources Authority, General Revenue        No Opt. Call       AAA        24,269,178
               Bonds, Series 2002J, 5.250%, 8/01/16 - FSA Insured
----------------------------------------------------------------------------------------------------------------------
              Michigan - 5.0%

        5,000 Detroit City School District, Wayne County, Michigan,         5/06 at 102.00       AAA         5,166,950
               Unlimited Tax School Building and Site Improvement Bonds,
               Series 1996A, 5.700%, 5/01/25 (Pre-refunded to 5/01/06) -
               AMBAC Insured

        1,080 Kent Hospital Finance Authority, Michigan, Revenue Bonds,       No Opt. Call       BBB         1,144,001
               Metropolitan Hospital, Series 2005A, 5.500%, 7/01/14

        3,370 Michigan Higher Education Facilities Authority, Limited       5/08 at 100.00        AA         3,422,471
               Obligation Revenue Refunding Bonds, Aquinas College,
               Series 1998C, 5.125%, 5/01/16 - RAAI Insured

        4,025 Michigan Municipal Bond Authority, Clean Water Revolving     10/14 at 100.00       AAA         4,339,916
               Fund Revenue Bonds, Series 2004, 5.000%, 10/01/15

----
71

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
October 31, 2005

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 Michigan (continued)

$       1,805    Michigan Public Power Agency, Revenue Refunding Bonds,          No Opt. Call       AAA $       1,906,856
                  Belle River Project, Series 2002A, 5.250%, 1/01/09 - MBIA
                  Insured

       15,000    Michigan State Building Authority, Revenue Bonds,            10/07 at 100.00    AA-***        15,452,100
                  Facilities Program, Series 1997II, 4.750%, 10/15/13
                  (Pre-refunded to 10/15/07)

                 Michigan State Building Authority, Revenue Refunding Bonds,
                 Facilities Program, Series 1998I:
        5,000     5.250%, 10/15/12                                            10/09 at 100.00       AA-         5,296,450
       14,080     4.750%, 10/15/17                                            10/09 at 100.00       AA-        14,415,386
        3,850     4.750%, 10/15/21                                            10/09 at 100.00       AA-         3,896,277

                 Michigan State Building Authority, Revenue Refunding Bonds,
                 Facilities Program, Series 2003I:
        5,930     5.250%, 10/15/12 - FSA Insured                                 No Opt. Call       AAA         6,465,479
        3,500     5.250%, 10/15/15 - FSA Insured                              10/13 at 100.00       AAA         3,795,540

                 Michigan State Hospital Finance Authority, Hospital Revenue
                 Refunding Bonds, Detroit Medical Center Obligated Group,
                 Series 1993B:
       20,185     5.750%, 8/15/13                                              2/06 at 101.00       BB-        20,192,267
       41,900     5.500%, 8/15/23                                              2/06 at 101.00       BB-        40,243,274

          375    Michigan State Hospital Finance Authority, Hospital Revenue     No Opt. Call       BBB           387,638
                  Refunding Bonds, Gratiot Community Hospital, Series 1995,
                  6.100%, 10/01/07

        1,000    Michigan State Hospital Finance Authority, Hospital Revenue     No Opt. Call       Aaa         1,060,240
                  Refunding Bonds, Genesys Regional Medical Center Obligated
                  Group, Series 1998A, 5.500%, 10/01/08

          215    Michigan Strategic Fund, Limited Obligation Revenue Bonds,      No Opt. Call      BBB-           216,535
                  Clark Retirement Community Inc., Series 1998, 4.900%,
                  6/01/08

        1,470    Saginaw Hospital Finance Authority, Michigan, Hospital          No Opt. Call         A         1,540,295
                  Revenue Bonds, Covenant Medical Center, Series 2004G,
                  5.000%, 7/01/12
-------------------------------------------------------------------------------------------------------------------------
                 Minnesota - 0.7%

                 Minneapolis-St. Paul Housing and Redevelopment Authority,
                 Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003:
        1,050     5.250%, 12/01/10                                               No Opt. Call      BBB+         1,112,129
        3,130     5.250%, 12/01/11                                               No Opt. Call      BBB+         3,326,971

          955    Minnesota Housing Finance Agency, Rental Housing Bonds,       2/06 at 101.00       AAA           972,562
                  Series 1995D, 5.800%, 8/01/11 - MBIA Insured

        2,670    St. Paul Housing and Redevelopment Authority, Minnesota,     11/15 at 100.00      Baa3         2,840,586
                  Revenue Bonds, Healtheast Inc., Series 2005, 5.750%,
                  11/15/21

          950    St. Paul Housing and Redevelopment Authority, Minnesota,        No Opt. Call      BBB+           979,460
                  Healthcare Revenue Bonds, Regions Hospital, Series 1998,
                  5.000%, 5/15/09

                 St. Paul Housing and Redevelopment Authority, Minnesota,
                 Healthcare Revenue Bonds, Gillette Children's Specialty
                 Healthcare, Series 2005:
          225     5.000%, 2/01/12                                                No Opt. Call       N/R           231,548
          375     5.000%, 2/01/13                                                No Opt. Call       N/R           384,364
          400     5.000%, 2/01/14                                                No Opt. Call       N/R           406,732
          300     5.000%, 2/01/15                                                No Opt. Call       N/R           303,522

        2,685    St. Paul Port Authority, Minnesota, Lease Revenue Bonds,        No Opt. Call       AA+         2,882,213
                  Office Building at Cedar Street, Series 2003, 5.000%,
                  12/01/13

        5,000    White Earth Band of Chippewa Indians, Minnesota, Revenue        No Opt. Call         A         5,429,500
                  Bonds, Series 2000A, 7.000%, 12/01/11 - ACA Insured
-------------------------------------------------------------------------------------------------------------------------
                 Mississippi - 0.3%

        8,660    Mississippi Business Finance Corporation, Pollution Control   4/06 at 100.00      BBB-         8,820,210
                  Revenue Refunding Bonds, System Energy Resources Inc.
                  Project, Series 1998, 5.875%, 4/01/22
-------------------------------------------------------------------------------------------------------------------------
                 Missouri - 1.4%

        6,220    Jackson County Reorganized School District R-7, Lees          3/14 at 100.00       Aaa         6,646,754
                  Summit, Missouri, General Obligation Bonds, Series 2004,
                  5.000%, 3/01/15 - MBIA Insured

----
72

    Principal                                                                Optional Call                      Market
 Amount (000) Description                                                      Provisions* Ratings**             Value
----------------------------------------------------------------------------------------------------------------------
              Missouri (continued)

$       6,020 Joplin Industrial Development Authority, Missouri, Health     2/15 at 102.00      BBB+ $       6,391,073
               Facilities Revenue Bonds, Freeman Health System, Series
               2004, 5.500%, 2/15/19

       13,180 Kansas City, Missouri, Airport Revenue Bonds, General         9/12 at 100.00       AAA        14,265,768
               Improvement Projects, Series 2003B, 5.375%, 9/01/15 - FGIC
               Insured

        5,200 Kansas City, Missouri, Airport Revenue Bonds, General           No Opt. Call       AAA         5,515,172
               Improvement Projects, Series 2004E, 5.250%, 9/01/10
               (Alternative Minimum Tax) - FGIC Insured

              Kansas City Industrial Development Authority, Missouri,
              Retirement Center Revenue Refunding and Improvement Bonds,
              Kingswood Project, Series 1998A:
          445  5.375%, 11/15/09                                            11/08 at 102.00       N/R           438,263
        3,650  5.800%, 11/15/17                                            11/08 at 102.00       N/R         3,497,467

          300 Missouri Health and Educational Facilities Authority,         2/07 at 102.00       N/R           310,377
               Revenue Bonds, Lutheran Senior Services, Series 1997,
               5.550%, 2/01/09
----------------------------------------------------------------------------------------------------------------------
              Montana - 0.3%

        6,665 Montana Health Facility Authority, Healthcare Facility        6/06 at 102.00      BBB-         6,838,690
               Revenue Bonds, Community Medical Center Inc., Series 1996,
               6.375%, 6/01/18
----------------------------------------------------------------------------------------------------------------------
              Nebraska - 0.5%

        7,000 Lincoln, Nebraska, Electric System Revenue Bonds, Series      9/15 at 100.00        AA         7,216,230
               2005, 5.000%, 9/01/31

        5,000 Nebraska Public Power District, General Revenue Bonds,          No Opt. Call       AAA         5,246,450
               Series 2005B-2, 5.000%, 1/01/09 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------
              Nevada - 0.5%

        2,000 Clark County, Nevada, Subordinate Lien Airport Revenue        7/11 at 100.00       AAA         2,153,400
               Bonds, Series 2001B, 5.125%, 7/01/21 (Pre- refunded to
               7/01/11) - FGIC Insured

        1,925 Henderson Local Improvement District T-4C, Nevada, Limited   11/05 at 103.00       N/R         1,997,630
               Obligation Refunding Bonds, Green Valley Properties,
               Series 1999A, 5.900%, 11/01/18

        3,000 Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series        10/12 at 101.00         A         3,340,950
               2002A, 6.625%, 11/01/17 - ACA Insured

        4,005 Washoe County Airport Authority, Reno, Nevada, Airport          No Opt. Call       Aaa         4,238,331
               Revenue Bonds, Series 2003, 5.000%, 7/01/11 - FSA Insured
----------------------------------------------------------------------------------------------------------------------
              New Hampshire - 0.4%

       10,000 New Hampshire Housing Finance Authority, Multifamily          6/11 at 100.00       Aaa        10,395,700
               Remarketed Housing Bonds, Series 1994I, 5.600%, 1/01/24
               (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------
              New Jersey - 2.5%

       14,000 Essex County Improvement Authority, New Jersey, Lease           No Opt. Call       Aaa        15,060,640
               Revenue Bonds, Series 2003, 5.000%, 12/15/13 - FSA Insured

        1,000 Gloucester County Improvement Authority, New Jersey, Solid      No Opt. Call       BBB         1,107,460
               Waste Resource Recovery Revenue Refunding Bonds, Waste
               Management Inc. Project, Series 1999B, 7.000%, 12/01/29
               (Alternative Minimum Tax) (Mandatory put 12/01/09)

          400 New Jersey Health Care Facilities Financing Authority,        7/15 at 100.00      Baa3           404,408
               Revenue Bonds, Children's Specialized Hospital, Series
               2005A, 5.000%, 7/01/18 (WI, settling 11/01/05)

        5,000 New Jersey Transportation Trust Fund Authority,                 No Opt. Call       AA-         5,197,500
               Transportation System Bonds, Series 2003C, 5.000%, 6/15/08

              New Jersey Transportation Trust Fund Authority,
              Transportation System Bonds, Series 2004A:
        5,000  5.250%, 6/15/11 - FGIC Insured                                 No Opt. Call       AAA         5,384,150
        5,000  5.250%, 6/15/12 - FGIC Insured                                 No Opt. Call       AAA         5,414,050

              Tobacco Settlement Financing Corporation, New Jersey,
              Tobacco Settlement Asset-Backed Bonds, Series 2002:
        6,815  5.000%, 6/01/09                                                No Opt. Call       BBB         6,963,703
        6,315  5.500%, 6/01/12                                                No Opt. Call       BBB         6,596,144
          100  5.000%, 6/01/14                                              6/12 at 100.00       BBB           100,637

----
73

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
October 31, 2005

    Principal                                                                Optional Call                      Market
 Amount (000) Description                                                      Provisions* Ratings**             Value
----------------------------------------------------------------------------------------------------------------------
              New Jersey (continued)
$         100  5.000%, 6/01/15                                              6/12 at 100.00       BBB $         100,357
        9,535  5.750%, 6/01/16                                              6/12 at 100.00       BBB         9,939,665
        6,750  5.375%, 6/01/18                                              6/12 at 100.00       BBB         6,858,068
        1,950  5.750%, 6/01/32                                              6/12 at 100.00       BBB         2,027,220
----------------------------------------------------------------------------------------------------------------------
              New Mexico - 0.5%

              New Mexico Finance Authority, Public Project Revolving Fund
              Revenue Bonds, Series 2005F:
        1,420  5.000%, 6/15/21 (WI, settling 12/07/05) - MBIA Insured       6/15 at 100.00       Aaa         1,482,125
        1,075  5.000%, 6/15/22 (WI, settling 12/07/05) - MBIA Insured       6/15 at 100.00       Aaa         1,119,484
        2,150  5.000%, 6/15/25 (WI, settling 12/07/05) - MBIA Insured       6/15 at 100.00       Aaa         2,233,958

        7,600 New Mexico Hospital Equipment Loan Council, Hospital          8/11 at 101.00    AA-***         8,368,816
               Revenue Bonds, Presbyterian Healthcare Services, Series
               2001A, 5.500%, 8/01/21 (Pre-refunded to 8/01/11)
----------------------------------------------------------------------------------------------------------------------
              New York - 12.5%

       16,845 Long Island Power Authority, New York, Electric System        6/08 at 101.00       AAA        17,649,349
               General Revenue Bonds, Series 1998A, 5.000%, 12/01/18 -
               FSA Insured

              Long Island Power Authority, New York, Electric System
              General Revenue Bonds, Series 2003B:
       12,500  5.250%, 12/01/13                                               No Opt. Call        A-        13,513,125
        1,540  5.250%, 6/01/14                                                No Opt. Call        A-         1,665,618

       16,195 Metropolitan Transportation Authority, New York,             11/15 at 100.00       AAA        17,432,784
               Transportation Revenue Bonds, Series 2005B,
               5.000%, 11/15/16 - AMBAC Insured

        3,200 New York Counties Tobacco Trust III, Tobacco Settlement       6/13 at 100.00       BBB         3,292,384
               Pass-Through Bonds, Series 2003, 5.000%, 6/01/27

        6,435 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call        A+         6,638,861
              Series 2001D, 5.000%, 8/01/07 New York City, New York,
              General Obligation Bonds, Fiscal Series 1997E:
          920  6.000%, 8/01/16 (Pre-refunded to 8/01/06)                    8/06 at 101.50     A+***           954,012
        2,000  6.000%, 8/01/16                                              8/06 at 101.50        A+         2,066,620

        3,500 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call        A+         3,696,350
               Series 2004G, 5.000%, 8/01/10

              New York City, New York, General Obligation Bonds, Fiscal
              Series 2004A:
       10,185  5.000%, 8/01/11                                                No Opt. Call        A+        10,789,887
        7,080  5.000%, 8/01/12                                                No Opt. Call        A+         7,508,552

              New York City, New York, General Obligation Bonds, Fiscal
              Series 2004B:
       15,000  5.250%, 8/01/11                                                No Opt. Call        A+        16,082,700
        5,000  5.250%, 8/01/12                                                No Opt. Call        A+         5,376,000

        4,000 New York City, New York, General Obligation Bonds, Fiscal    11/14 at 100.00       AAA         4,257,840
               Series 2005D, 5.000%, 11/01/16 - FSA Insured

        9,055 New York City, New York, General Obligation Bonds, Fiscal     8/15 at 100.00       AAA         9,492,357
               Series 2005P, 5.000%, 8/01/21 - FGIC Insured

              New York City, New York, General Obligation Bonds, Fiscal
              Series 1998J:
        2,180  5.375%, 8/01/13 (Pre-refunded to 8/01/08)                    8/08 at 101.00     A+***         2,325,035
        8,590  5.375%, 8/01/13                                              8/08 at 101.00        A+         9,053,516

        6,815 New York City Transitional Finance Authority, New York,         No Opt. Call       AAA         7,275,353
               Senior Lien Future Tax Secured Bonds, Fiscal
               Series 2006A-1, 5.000%, 11/01/10 (WI, settling 11/03/05)

        1,355 New York City Transitional Finance Authority, New York,         No Opt. Call       AAA         1,422,344
               Subordinate Lien Future Tax Secured Bonds, Fiscal Series
               2006A-2, 5.000%, 11/01/08 (WI, settling 11/03/05)

        4,000 New York City Transitional Finance Authority, New York,       5/15 at 100.00       AAA         4,221,280
               Senior Lien Future Tax Secured Bonds, Fiscal
               Series 2005A-1, 5.000%, 11/01/19

              Dormitory Authority of the State of New York, New York
              City, Lease Revenue Bonds, Court Facilities, Series 2003A:
       12,315  5.750%, 5/15/14                                              5/13 at 100.00        A+        13,595,883
       15,500  5.500%, 5/15/18 (Pre-refunded to 5/15/13)                    5/13 at 100.00     A+***        17,207,635

        7,075 Dormitory Authority of the State of New York, Lease Revenue     No Opt. Call       AAA         7,680,337
               Bonds, State University Dormitory Facilities, Series
               2003B, 5.250%, 7/01/31 (Mandatory put 7/01/13) - FGIC
               Insured

----
74

    Principal                                                                Optional Call                      Market
 Amount (000) Description                                                      Provisions* Ratings**             Value
----------------------------------------------------------------------------------------------------------------------
              New York (continued)

              Dormitory Authority of the State of New York, Mortgage
              Insurance Fund Project Pool Bonds, State of New York
              Mortgage Agency - AIDS Long Term Health Care Facility,
              Series 2005:
$       1,815  5.000%, 11/01/13                                            11/10 at 100.00       Aa1 $       1,912,665
        1,065  5.000%, 11/01/14                                            11/10 at 100.00       Aa1         1,121,956

              Dormitory Authority of the State of New York, Revenue
              Bonds, Mental Health Services Facilities Improvements,
              Series 2005D:
        3,280  5.000%, 2/15/12 - FGIC Insured                                 No Opt. Call       AAA         3,507,632
        1,685  5.000%, 8/15/13 - FGIC Insured                                 No Opt. Call       AAA         1,808,140

       16,500 Dormitory Authority of the State of New York, Revenue           No Opt. Call       AAA        17,756,640
               Bonds, New York and Presbyterian Hospital, Series 2004A,
               5.250%, 8/15/11 - FSA Insured

        5,925 Dormitory Authority of the State of New York, Revenue         2/07 at 102.00       AA-         6,181,079
               Bonds, Mental Health Services Facilities Improvements,
               Series 1997B, 5.500%, 8/15/17

       15,870 New York State Mortgage Agency, Homeowner Mortgage Revenue   10/11 at 100.00       Aa1        16,274,050
               Bonds, Series 101, 5.350%, 4/01/26 (Alternative Minimum
               Tax)

              New York State Power Authority, General Revenue Bonds,
              Series 2000A:
        4,395  5.500%, 11/15/16                                            12/05 at 100.00       Aa2         4,407,482
        3,775  5.500%, 11/15/17                                            12/05 at 100.00       Aa2         3,785,532

        8,200 Dormitory Authority of the State of New York, Revenue        10/12 at 100.00       AAA         9,017,048
               Bonds, School Districts Financing Program, Series 2002E,
               5.500%, 10/01/17 - MBIA Insured

        1,150 New York State Thruway Authority, Highway and Bridge Trust   10/15 at 100.00       AAA         1,203,510
               Fund Bonds, Second Generation, Series 2005B, 5.000%,
               4/01/24 - AMBAC Insured

        3,925 New York State Thruway Authority, Highway and Bridge Trust    4/15 at 100.00       AAA         4,094,050
               Fund Bonds, Second Generation, Series 2005A, 5.000%,
               4/01/25 - MBIA Insured

        3,550 New York State Urban Development Corporation, Service           No Opt. Call       AA-         3,726,577
               Contract Revenue Bonds, Correctional and Youth Facilities,
               Series 2003A, 5.250%, 1/01/21 (Mandatory put 1/01/09)

          300 Port Authority of New York and New Jersey, Special Project      No Opt. Call       N/R           312,966
               Bonds, KIAC Partners, Fourth Series 1996, 7.000%, 10/01/07
               (Alternative Minimum Tax)

        1,000 Port Authority of New York and New Jersey, Special Project      No Opt. Call       AAA         1,099,780
               Bonds, JFK International Air Terminal LLC, Sixth Series
               1997, 6.250%, 12/01/10 (Alternative Minimum Tax) - MBIA
               Insured

              New York State Tobacco Settlement Financing Corporation,
              Tobacco Settlement Asset-Backed and State Contingency
              Contract-Backed Bonds, Series 2003A-1:
        2,000  5.250%, 6/01/16                                              6/10 at 100.00       AA-         2,123,900
       40,000  5.500%, 6/01/17                                              6/11 at 100.00       AA-        43,046,800

       15,000 New York State Tobacco Settlement Financing Corporation,      6/11 at 100.00       AA-        16,181,550
               Tobacco Settlement Asset-Backed and State Contingency
               Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/17

        2,675 Yonkers, New York, General Obligation Bonds, Series 2005B,    8/15 at 100.00       AAA         2,793,396
               5.000%, 8/01/23 - MBIA Insured
----------------------------------------------------------------------------------------------------------------------
              North Carolina - 3.1%

        2,000 North Carolina Medical Care Commission, Healthcare           11/13 at 100.00       AA-         2,085,680
               Facilities Revenue Bonds, Novant Health Obligated Group,
               Series 2003A, 5.000%, 11/01/17

              North Carolina Eastern Municipal Power Agency, Power System
              Revenue Refunding Bonds, Series 2003D:
       10,000  5.375%, 1/01/11                                                No Opt. Call       BBB        10,642,700
       20,000  5.375%, 1/01/13                                                No Opt. Call       BBB        21,395,400
       11,000  5.125%, 1/01/23                                              1/13 at 100.00       BBB        11,223,960

       11,230 North Carolina Eastern Municipal Power Agency, Power System     No Opt. Call       BBB        12,016,998
               Revenue Refunding Bonds, Series 1993B, 7.000%, 1/01/08

        2,500 North Carolina Eastern Municipal Power Agency, Power System   1/09 at 102.00       BBB         2,630,025
               Revenue Refunding Bonds, Series 1999B, 5.600%, 1/01/15

----
75

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
October 31, 2005

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 North Carolina (continued)

                 North Carolina Municipal Power Agency 1, Catawba Electric
                 Revenue Bonds, Series 2003A:
$       7,000     5.500%, 1/01/13                                                No Opt. Call        A3 $       7,609,630
       10,000     5.250%, 1/01/18 - MBIA Insured                               1/13 at 100.00       AAA        10,681,700

          625    Wilmington Housing Authority, North Carolina, First          12/05 at 100.00    N/R***           627,663
                  Mortgage Revenue Bonds, Series 1979, 7.750%, 6/01/10
-------------------------------------------------------------------------------------------------------------------------
                 Ohio - 0.3%

        1,000    Dayton, Ohio, Special Facilities Revenue Refunding Bonds,       No Opt. Call       AAA         1,085,300
                  Emery Air Freight Corporation and Emery Worldwide Airlines
                  Inc. - Guarantors, Series 1988C, 6.050%, 10/01/09

        5,635    Hamilton County, Ohio, Sewer System Revenue Refunding and    12/13 at 100.00       AAA         6,032,775
                  Improvement Bonds, Metropolitan Sewer District, Series
                  2003A, 5.000%, 12/01/15 - MBIA Insured

          245    Miami County, Ohio, Hospital Facilities Revenue Refunding       No Opt. Call      BBB+           248,396
                  and Improvement Bonds, Upper Valley Medical Center, Series
                  1996C, 6.000%, 5/15/06
-------------------------------------------------------------------------------------------------------------------------
                 Oklahoma - 0.5%

        8,375    Oklahoma, General Obligation Bonds, Series 2003A, 5.000%,     7/13 at 101.00       AAA         8,960,999
                  7/15/17 - FGIC Insured

                 Stillwater Medical Center Authority, Oklahoma, Hospital
                 Revenue Bonds, Series 2005:
          120     5.250%, 5/15/12                                                No Opt. Call      Baa1           125,558
          700     5.250%, 5/15/13                                                No Opt. Call      Baa1           731,143
          790     5.250%, 5/15/14                                                No Opt. Call      Baa1           823,472
        1,050     5.250%, 5/15/15                                              5/14 at 100.00      Baa1         1,089,764
-------------------------------------------------------------------------------------------------------------------------
                 Oregon - 0.5%

        3,000    Oregon State Department of Transportation, Highway User Tax  11/14 at 100.00       AA+         3,279,210
                  Revenue Bonds, Series 2004A, 5.250%, 11/15/15

        8,720    Oregon Department of Administrative Services, Certificates    5/07 at 101.00       AAA         9,146,931
                  of Participation, Series 1997A, 5.800%, 5/01/24
                  (Pre-refunded to 5/01/07) - AMBAC Insured

        1,300    Oregon Department of Administrative Services, State             No Opt. Call       AAA         1,386,255
                  Appropriation Bonds, Series 2003, 5.000%, 9/01/10 - FSA
                  Insured
-------------------------------------------------------------------------------------------------------------------------
                 Pennsylvania - 1.1%

        6,305    Carbon County Industrial Development Authority,                 No Opt. Call      BBB-         6,755,240
                  Pennsylvania, Resource Recovery Revenue Refunding Bonds,
                  Panther Creek Partners Project, Series 2000, 6.650%,
                  5/01/10 (Alternative Minimum Tax)

                 Pennsylvania Housing Finance Agency, FHA-Insured
                 Multifamily Housing Revenue Refunding Mortgage Loan Bonds,
                 Series 1992:
        1,110     8.100%, 7/01/13                                              1/06 at 100.00       AAA         1,112,753
        5,605     8.200%, 7/01/24                                              1/06 at 100.00       AAA         5,641,433

                 Pennsylvania Higher Educational Facilities Authority,
                 Revenue Bonds, Geneva College, Series 1998:
          470     4.900%, 4/01/07                                                No Opt. Call      BBB-           475,386
          495     4.950%, 4/01/08                                                No Opt. Call      BBB-           504,534

        3,150    Philadelphia Gas Works, Pennsylvania, Revenue Bonds,            No Opt. Call       AAA         3,336,102
                  General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/14 -
                  FSA Insured

        5,000    Philadelphia School District, Pennsylvania, General           8/12 at 100.00       AAA         5,557,950
                  Obligation Bonds, Series 2002B, 5.625%, 8/01/17
                  (Pre-refunded to 8/01/12) - FGIC Insured

        3,500    Pittsburgh, Pennsylvania, General Obligation Bonds, Series    3/12 at 100.00       AAA         3,727,185
                  2002A, 5.000%, 9/01/12 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------------
                 Puerto Rico - 4.5%

       11,000    Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00       AAA        12,156,430
                  Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
                  (Pre-refunded to 7/01/10)

        2,200    Puerto Rico, The Children's Trust Fund, Tobacco Settlement      No Opt. Call       BBB         2,264,086
                  Asset-Backed Refunding Bonds, Series 2002, 5.000%, 5/15/08

       10,000    Puerto Rico, General Obligation Refunding Bonds, Series         No Opt. Call       AAA        11,088,600
                  2002, 5.500%, 7/01/12 - FGIC Insured

        5,000    Puerto Rico, General Obligation Refunding Bonds, Series         No Opt. Call       BBB         5,152,450
                  2003C, 5.000%, 7/01/18 (Mandatory put 7/01/08)

----
76

    Principal                                                                Optional Call                      Market
 Amount (000) Description                                                      Provisions* Ratings**             Value
----------------------------------------------------------------------------------------------------------------------
              Puerto Rico (continued)

$       5,280 Puerto Rico, Highway Revenue Bonds, Highway and                 No Opt. Call       AAA $       6,259,282
               Transportation Authority, Series 1996Z, 6.250%, 7/01/15 -
               MBIA Insured

        4,000 Puerto Rico Highway and Transportation Authority, Highway       No Opt. Call       AAA         4,486,920
               Revenue Bonds, Series 1998A, 5.500%, 7/01/14 - AMBAC
               Insured

       15,000 Puerto Rico Public Buildings Authority, Guaranteed              No Opt. Call       AAA        16,551,750
               Government Facilities Revenue Bonds, Series 2003H, 5.250%,
               7/01/14 - FGIC Insured

        3,000 Puerto Rico Public Buildings Authority, Guaranteed              No Opt. Call       BBB         3,130,140
               Government Facilities Revenue Bonds, Series 2004J, 5.000%,
               7/01/28 (Mandatory put 7/01/12)

              Puerto Rico Electric Power Authority, Power Revenue Bonds,
              Series 2002II:
        4,200  5.375%, 7/01/19 - MBIA Insured                               7/12 at 101.00       AAA         4,596,186
        5,000  5.000%, 7/01/20 - MBIA Insured                               7/12 at 101.00       AAA         5,283,750

              Puerto Rico Housing Finance Authority, Capital Fund Program
              Revenue Bonds, Series 2003:
       12,610  5.000%, 12/01/11                                               No Opt. Call        AA        13,431,668
        1,935  5.000%, 12/01/12                                               No Opt. Call        AA         2,065,574
       11,695  5.000%, 12/01/17                                            12/13 at 100.00        AA        12,252,618

       10,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,      No Opt. Call       AAA        10,851,600
               Series 2005SS, 5.000%, 7/01/14 - MBIA Insured

        5,500 Puerto Rico Public Finance Corporation, Commonwealth            No Opt. Call      BBB-         5,953,915
               Appropriation Bonds, Series 2004A, 5.750%, 8/01/27
               (Mandatory put 2/01/12)
----------------------------------------------------------------------------------------------------------------------
              Rhode Island - 0.3%

        7,895 Rhode Island Tobacco Settlement Financing Corporation,        6/12 at 100.00       BBB         8,339,646
               Tobacco Settlement Asset-Backed Bonds, Series 2002A,
               6.000%, 6/01/23
----------------------------------------------------------------------------------------------------------------------
              South Carolina - 0.5%

        4,000 Greenville County School District, South Carolina,           12/12 at 101.00       AA-         4,279,160
               Installment Purchase Revenue Bonds, Series 2002, 5.500%,
               12/01/28

              Newberry Investing in Children's Education, South Carolina,
              Installment Purchase Revenue Bonds, Newberry County School
              District Project, Series 2005:
        1,500  5.250%, 12/01/23                                            12/15 at 100.00       Aa1         1,547,340
        2,000  5.250%, 12/01/24                                            12/15 at 100.00       Aa1         2,058,300

        3,600 South Carolina Public Service Authority, Revenue Bonds,       1/10 at 101.00       AAA         3,900,420
               Santee Cooper Electric System, Series 1999A, 5.500%,
               1/01/11 - MBIA Insured

          200 Tobacco Settlement Revenue Management Authority, South        5/11 at 101.00       BBB           212,234
               Carolina, Tobacco Settlement Asset- Backed Bonds, Series
               2001B, 6.000%, 5/15/22
----------------------------------------------------------------------------------------------------------------------
              South Dakota - 0.2%

        4,000 South Dakota Health and Educational Facilities Authority,    11/11 at 101.00        A+         4,158,320
               Revenue Bonds, Sioux Valley Hospitals, Series 2001E,
               5.375%, 11/01/24
----------------------------------------------------------------------------------------------------------------------
              Tennessee - 2.4%

          500 Memphis-Shelby County Airport Authority, Tennessee, Special     No Opt. Call       BBB           532,750
               Facilities Revenue Refunding Bonds, FedEx Inc., Series
               1997, 5.350%, 9/01/12

        2,000 Memphis-Shelby County Airport Authority, Tennessee, Special     No Opt. Call       BBB         2,099,360
               Facilities Revenue Refunding Bonds, FedEx Inc., Series
               2002, 5.050%, 9/01/12

       10,000 Memphis, Tennessee, General Improvement Bonds, Series 2000,   4/08 at 101.00    Aa3***        10,561,800
               5.250%, 4/01/19 (Pre-refunded to 4/01/08)

              Memphis, Tennessee, Subordinate Lien Electric System
              Revenue Bonds, Series 2003A:
       10,000  5.000%, 12/01/11 - MBIA Insured                                No Opt. Call       AAA        10,696,400
       14,645  5.000%, 12/01/13 - MBIA Insured                                No Opt. Call       AAA        15,720,675

        6,890 Metropolitan Government of Nashville-Davidson County Health     No Opt. Call       AAA         7,271,775
               and Educational Facilities Board, Tennessee, Vanderbilt
               University, Series 2005B-3, 5.000%, 10/01/44 (Mandatory
               put 4/01/10) - MBIA Insured

----
77

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
October 31, 2005

    Principal                                                                    Optional Call                      Market
 Amount (000)    Description                                                       Provisions* Ratings**             Value
--------------------------------------------------------------------------------------------------------------------------
                 Tennessee (continued)

$       6,750    Metropolitan Government of Nashville-Davidson County,            No Opt. Call       BBB $       6,728,535
                  Tennessee, Exempt Facilities Revenue Bonds, Waste
                  Management Inc., Series 2001, 3.750%, 8/01/31 (Alternative
                  Minimum Tax) (Mandatory put 8/01/07)

        7,350    Shelby County Health, Educational and Housing Facilities         No Opt. Call       N/R         7,611,660
                  Board, Tennessee, Revenue Bonds, Baptist Memorial
                  Healthcare, Series 2004A, 5.000%, 9/01/20 (Mandatory put
                  10/01/08)
--------------------------------------------------------------------------------------------------------------------------
                 Texas - 6.1%

        5,000    Austin, Texas, Airport System Prior Lien Revenue Bonds,       11/13 at 100.00       AAA         5,353,200
                  Series 2003, 5.250%, 11/15/16 - MBIA Insured

        8,800    Austin, Texas, Electric Utility System Revenue Refunding       5/13 at 100.00       AAA         9,403,416
                  Bonds, Series 2003, 5.250%, 11/15/20 - MBIA Insured

        6,585    Crowley Independent School District, Tarrant and Johnson       8/08 at 100.00       AAA         7,147,227
                  Counties, Texas, General Obligation Bonds, Series 1997,
                  6.500%, 8/01/23 (Pre-refunded to 8/01/08)

        3,000    Goose Creek Consolidated Independent School District,            No Opt. Call       AAA         2,664,390
                  Harris County, Texas, General Obligation Refunding Bonds,
                  Series 1993, 0.000%, 2/15/09

        3,580    Harlandale Independent School District, Bexar County,          8/10 at 100.00       AAA         3,895,434
                  Texas, General Obligation Bonds, Series 2000, 5.500%,
                  8/15/35 (Pre-refunded to 8/15/10)

       12,555    Harris County Health Facilities Development Corporation,       7/09 at 101.00       AAA        13,452,180
                  Texas, Revenue Bonds, Christus Health, Series 1999A,
                  5.625%, 7/01/12 - MBIA Insured

       15,000    Harris County, Texas, Subordinate Lien General Obligation        No Opt. Call       AAA        15,910,650
                  Bonds, Series 2004B, 5.000%, 8/15/32 (Mandatory put
                  8/15/12) - FSA Insured

        7,000    Harris County Health Facilities Development Corporation,       2/06 at 100.00       AAA         7,023,660
                  Texas, Hospital Revenue Bonds, St. Luke's Episcopal
                  Hospital, Series 1991A, 6.750%, 2/15/21

                 Harris County Health Facilities Development Corporation,
                 Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare
                 System, Series 2004A:
        3,290     5.000%, 12/01/09                                                No Opt. Call         A         3,432,621
        1,475     5.250%, 12/01/10                                                No Opt. Call         A         1,562,276
        1,000     5.250%, 12/01/11                                                No Opt. Call         A         1,064,040
        1,150     5.250%, 12/01/12                                                No Opt. Call         A         1,225,233
        1,000     5.250%, 12/01/13                                                No Opt. Call         A         1,064,740

                 Houston, Texas, First Lien Combined Utility System Revenue
                 Bonds, Series 2004A:
        3,500     5.250%, 5/15/11 - MBIA Insured                                  No Opt. Call       AAA         3,768,135
        5,750     5.250%, 5/15/12 - MBIA Insured                                  No Opt. Call       AAA         6,226,215
        3,595     5.250%, 5/15/13 - MBIA Insured                                  No Opt. Call       AAA         3,901,474

        8,000    Houston, Texas, First Lien Combined Utility System Revenue       No Opt. Call       AAA         8,586,160
                  Bonds, Series 2005, 5.000%, 11/15/16 - FSA Insured

                 Houston, Texas, Junior Lien Water and Sewerage System
                 Revenue Forward Refunding Bonds, Series 2002B:
        6,000     5.750%, 12/01/15 (Pre-refunded to 12/01/12) - AMBAC Insured  12/12 at 100.00       AAA         6,738,240
        5,385     5.750%, 12/01/16 (Pre-refunded to 12/01/12) - AMBAC Insured  12/12 at 100.00       AAA         6,047,570

                 Houston, Texas, Junior Lien Water and Sewerage System
                 Revenue Refunding Bonds, Series 2001A:
       10,000     5.500%, 12/01/14 - FSA Insured                               12/11 at 100.00       AAA        10,944,200
        4,200     5.500%, 12/01/17 - FSA Insured                               12/11 at 100.00       AAA         4,578,462

        1,595    Kerrville Health Facilities Development Corporation, Texas,      No Opt. Call      BBB-         1,627,171
                  Revenue Bonds, Sid Peterson Memorial Hospital Project,
                  Series 2005, 5.000%, 8/15/14

        4,515    Lower Colorado River Authority, Texas, Contract Revenue        5/13 at 100.00       AAA         4,833,624
                  Refunding Bonds, Transmission Services Corporation, Series
                  2003C, 5.250%, 5/15/17 - AMBAC Insured

                 North Harris County Regional Water Authority, Texas, Senior
                 Water Revenue Bonds, Series 2003:
        2,855     5.250%, 12/15/14 - FGIC Insured                              12/13 at 100.00       AAA         3,091,423
        3,465     5.250%, 12/15/17 - FGIC Insured                              12/13 at 100.00       AAA         3,735,270

----
78

    Principal                                                                Optional Call                      Market
 Amount (000) Description                                                      Provisions* Ratings**             Value
----------------------------------------------------------------------------------------------------------------------
              Texas (continued)

              Sam Rayburn Municipal Power Agency, Texas, Power Supply
              System Revenue Refunding Bonds, Series 2002A:
$       8,615  6.000%, 10/01/16                                            10/12 at 100.00      Baa2 $       9,198,666
        9,450  6.000%, 10/01/21                                            10/12 at 100.00      Baa2         9,993,564

        1,100 Tomball Hospital Authority, Texas, Hospital Revenue Bonds,      No Opt. Call      Baa3         1,153,581
               Tomball Regional Hospital, Series 1999, 5.500%, 7/01/09
----------------------------------------------------------------------------------------------------------------------
              Utah - 0.2%

              Intermountain Power Agency, Utah, Power Supply Revenue
              Refunding Bonds, Series 1997B:
        1,655  5.750%, 7/01/19 (Pre-refunded to 7/01/07) - MBIA Insured     7/07 at 102.00       AAA         1,757,213
        3,345  5.750%, 7/01/19 - MBIA Insured                               7/07 at 102.00       AAA         3,532,721
----------------------------------------------------------------------------------------------------------------------
              Virgin Islands - 0.0%

        1,000 Virgin Islands Water and Power Authority, Electric System     7/08 at 101.00       N/R         1,037,040
               Revenue Refunding Bonds, Series 1998, 5.250%, 7/01/09
----------------------------------------------------------------------------------------------------------------------
              Virginia - 0.5%

        2,370 Chesapeake Hospital Authority, Virginia, Revenue Bonds,         No Opt. Call        A3         2,498,170
               Chesapeake General Hospital, Series 2004A, 5.250%, 7/01/13

              Metropolitan Washington D.C. Airports Authority, Airport
              System Revenue Bonds, Series 2003B:
        2,685  5.250%, 10/01/14 - FGIC Insured                             10/13 at 100.00       AAA         2,898,431
        2,280  5.250%, 10/01/15 - FGIC Insured                             10/13 at 100.00       AAA         2,447,671

          500 Pocahontas Parkway Association, Virginia, Senior Lien           No Opt. Call       BB-           510,480
               Revenue Bonds, Route 895 Connector Toll Road, Series
               1998A, 5.250%, 8/15/07

          555 Prince William County Park Authority, Virginia, Park         10/09 at 101.00        A3           591,658
               Facilities Revenue Refunding and Improvement Bonds, Series
               1999, 5.375%, 10/15/11

        4,645 Tobacco Settlement Financing Corporation of Virginia,         6/15 at 100.00       BBB         4,776,918
               Tobacco Settlement Asset-Backed Bonds, Series 2005,
               5.250%, 6/01/19
----------------------------------------------------------------------------------------------------------------------
              Washington - 4.0%

        2,840 Chelan County Public Utility District 1, Washington, Rocky    1/06 at 100.00        AA         2,843,550
               Reach Hydroelectric System Revenue Bonds, Series 1968,
               5.125%, 7/01/23

        2,000 Clark County School District 37, Vancouver, Washington,       6/11 at 100.00       Aaa         2,188,680
               General Obligation Bonds, Series 2001, 5.500%, 12/01/17
               (Pre-refunded to 6/01/11) - FGIC Insured

        2,710 Douglas County Public Utility District 1, Washington,           No Opt. Call     AA***         2,643,903
               Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%,
               9/01/18

        5,000 Energy Northwest, Washington, Electric Revenue Refunding      7/11 at 101.00       AAA         5,477,850
               Bonds, Nuclear Project 1, Series 2001A, 5.500%, 7/01/12 -
               FSA Insured

        5,000 Energy Northwest, Washington, Electric Revenue Refunding      7/12 at 100.00       AAA         5,442,400
               Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 -
               MBIA Insured

        5,060 Energy Northwest, Washington, Electric Revenue Bonds,           No Opt. Call       AAA         5,456,046
               Columbia Generating Station - Nuclear Project 2, Series
               2004A, 5.250%, 7/01/11 - AMBAC Insured

        6,045 Seattle, Washington, Municipal Light and Power Revenue       11/13 at 100.00       AAA         6,523,643
               Bonds, Series 2003, 5.250%, 11/01/16 - FSA Insured

        1,175 Skagit County Public Hospital District 1, Washington,        12/15 at 100.00      Baa3         1,207,172
               Revenue Bonds, Skagit Valley Hospital, Series 2005,
               5.375%, 12/01/22

        3,345 Tacoma, Washington, Water Revenue Bonds, Series 2003,           No Opt. Call       AAA         3,585,673
               5.000%, 12/01/12 - FSA Insured

              Washington State Tobacco Settlement Authority, Tobacco
              Settlement Asset-Backed Revenue Bonds, Series 2002:
        5,000  5.250%, 6/01/09                                                No Opt. Call       BBB         5,158,500
          320  5.500%, 6/01/12                                                No Opt. Call       BBB           335,536
        6,640  6.500%, 6/01/26                                              6/13 at 100.00       BBB         7,198,690

        7,845 Washington, Various Purpose General Obligation Bonds,         7/10 at 100.00       AAA         8,477,621
               Series 2000A, 5.625%, 7/01/21 - FSA Insured

----
79

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
October 31, 2005

    Principal                                                                   Optional Call                      Market
 Amount (000)    Description                                                      Provisions* Ratings**             Value
-------------------------------------------------------------------------------------------------------------------------
                 Washington (continued)

                 Washington Public Power Supply System, Revenue Refunding
                 Bonds, Nuclear Project 1, Series 1993A:
$       1,650     7.000%, 7/01/07                                                No Opt. Call       Aaa $       1,748,257
       12,610     7.000%, 7/01/07                                                No Opt. Call       Aaa        13,401,024

        5,000    Washington Public Power Supply System, Revenue Refunding        No Opt. Call       Aaa         6,193,050
                  Bonds, Nuclear Project 1, Series 1989B, 7.125%, 7/01/16

        7,805    Washington Public Power Supply System, Revenue Refunding        No Opt. Call       Aaa         8,715,530
                  Bonds, Nuclear Project 1, Series 1993B, 7.000%, 7/01/09

       10,500    Washington Public Power Supply System, Revenue Refunding      7/06 at 102.00       AAA        10,883,460
                  Bonds, Nuclear Project 1, Series 1996A, 5.750%, 7/01/11 -
                  MBIA Insured

        3,500    Washington Public Power Supply System, Revenue Refunding        No Opt. Call       Aaa         3,995,774
                  Bonds, Nuclear Project 2, Series 1992A, 6.300%, 7/01/12
-------------------------------------------------------------------------------------------------------------------------
                 Wisconsin - 4.5%

                 Badger Tobacco Asset Securitization Corporation, Wisconsin,
                 Tobacco Settlement Asset-Backed Bonds, Series 2002:
        3,000     5.000%, 6/01/08                                                No Opt. Call       BBB         3,059,160
        1,265     5.000%, 6/01/09                                                No Opt. Call       BBB         1,294,700
          150     5.500%, 6/01/10                                                No Opt. Call       BBB           156,870
          100     5.750%, 6/01/12                                                No Opt. Call       BBB           106,260
        3,100     6.000%, 6/01/17                                              6/12 at 100.00       BBB         3,274,590

        3,045    Wisconsin Housing and Economic Development Authority,           No Opt. Call     AA***         3,315,852
                  Insured Mortgage Revenue Refunding Bonds, Series 1977A,
                  5.800%, 6/01/17

       10,000    Wisconsin Housing and Economic Development Authority, Home    9/08 at 101.50        AA        10,231,000
                  Ownership Revenue Bonds, Series 1998B, 5.500%, 9/01/27
                  (Alternative Minimum Tax)

        3,545    Wisconsin Housing and Economic Development Authority, Home    9/11 at 100.00        AA         3,647,272
                  Ownership Revenue Bonds, Series 2002A, 5.300%, 9/01/18
                  (Alternative Minimum Tax)

       30,325    Wisconsin Housing and Economic Development Authority,        12/05 at 100.00        AA        30,360,480
                  Housing Revenue Bonds, Series 1993C, 5.800%, 11/01/13

       12,895    Wisconsin, General Obligation Bonds, Series 2004-1, 5.000%,     No Opt. Call       AAA        13,836,463
                  5/01/12 - MBIA Insured

       31,000    Wisconsin Health and Educational Facilities Authority,        5/06 at 102.00       AAA        31,966,270
                  Revenue Bonds, Aurora Medical Group Inc., Series 1996,
                  5.750%, 11/15/25 - FSA Insured

          750    Wisconsin Health and Educational Facilities Authority,       10/07 at 101.00       BBB           766,492
                  Revenue Bonds, Carroll College, Series 1998,
                  5.000%, 10/01/09

        6,920    Wisconsin Health and Educational Facilities Authority,          No Opt. Call       AAA         7,882,017
                  Revenue Bonds, Meriter Hospital Inc., Series 1992A,
                  6.000%, 12/01/22 - FGIC Insured

        4,552    Wisconsin Health and Educational Facilities Authority,          No Opt. Call       AAA         5,010,840
                  Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003,
                  5.625%, 2/15/13 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------------

$   2,404,237    Total Long-Term Investments (cost $2,475,801,210) - 99.1%                                  2,544,742,591
-------------------------------------------------------------------------------------------------------------------------
-------------
                 Short-Term Investments - 1.6%

        3,345    Burke County Development Authority, Georgia, Pollution                            A-1+         3,345,000
                  Control Revenue Bonds, Oglethorpe Power Corporation,
                  Variable Rate Demand Obligations, Series 1999A, 2.720%,
                  1/01/20 - FSA Insured +

        1,500    Burke County Development Authority, Georgia, Pollution                            A-1+         1,500,000
                  Control Revenue Bonds, Oglethorpe Power Corporation-Vogtle
                  Plant, Variable Rate Demand Obligations, Series 2001,
                  2.720%, 1/01/22 FSA Insured +

        1,535    Idaho Health Facilities Authority, Revenue Bonds, St.                           VMIG-1         1,535,000
                  Luke's Regional Medical Center, Variable Rate Demand
                  Obligations, Series 2000, 2.730%, 7/01/30 - FSA Insured +

       16,150    Idaho Health Facilities Authority, Revenue Bonds, St.                           VMIG-1        16,150,000
                  Luke's Regional Medical Center, Variable Rate Demand
                  Obligations, Series 2005, 2.730%, 7/01/35 - FSA Insured +

        3,000    Massachusetts Development Finance Authority, Revenue Bonds,                     VMIG-1         3,000,000
                  Boston University, Variable Rate Demand Obligations,
                  Series 2002R-2, 2.720%, 10/01/42 - FSA Insured +

----
80

    Principal                                                              Optional Call                       Market
 Amount (000) Description                                                    Provisions* Ratings**              Value
---------------------------------------------------------------------------------------------------------------------
              Short-Term Investments (continued)

$       6,500 Clark County School District, Nevada, General Obligation                      VMIG-1 $       6,500,000
               Bonds, Variable Rate Demand Obligations, Series 2001B,
               2.730%, 6/15/21 - FSA Insured +

        4,000 New York City, New York, General Obligation Bonds, Variable                   VMIG-1         4,000,000
               Rate Demand Obligations, Fiscal Series 2002A-7, 2.730%,
               11/01/24 - FSA Insured +

        2,000 North Central Texas Health Facilities Development                             VMIG-1         2,000,000
               Corporation, Hospital Revenue Bonds, Presbyterian Medical
               Center, Variable Rate Demand Obligations, Series 1985C,
               2.730%, 12/01/15 - FSA Insured +

        3,100 North Central Texas Health Facilities Development                             VMIG-1         3,100,000
               Corporation, Hospital Revenue Bonds, Presbyterian Medical
               Center, Variable Rate Demand Obligations, Series 1985D,
               2.730%, 12/01/15 - FSA Insured +
---------------------------------------------------------------------------------------------------------------------
$      41,130 Total Short-Term Investments (cost $41,130,000)                                             41,130,000
---------------------------------------------------------------------------------------------------------------------
-------------
              Total Investments (cost $2,516,931,210) - 100.7%                                         2,585,872,591
              -----------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - (0.7)%                                                     (18,421,721)
              -----------------------------------------------------------------------------------------------------
              Net Assets Applicable to Common Shares - 100%                                        $   2,567,450,870
              -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                                See accompanying notes to financial statements.

----
81

Portfolio of Investments (Unaudited)
NUVEEN LIMITED TERM MUNICIPAL BOND FUND
October 31, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Alabama - 1.6%

 $     1,000 Alabama Public School and College Authority, Capital            No Opt. Call        AA $     1,047,950
              Improvement Revenue Bonds, Series 1998, 5.000%, 11/01/08

       3,815 Alabama 21st Century Authority, Tobacco Settlement Revenue   12/11 at 101.00        A-       4,090,252
              Bonds, Series 2001, 5.500%, 12/01/12

       3,365 Colbert County-Northwest Health Care Authority, Alabama,        No Opt. Call      Baa3       3,408,644
              Revenue Bonds, Helen Keller Hospital, Series 2003, 5.000%,
              6/01/09

       1,500 Dothan, Alabama, General Obligation Warrants, Series 2005,      No Opt. Call       AAA       1,547,850
              5.000%, 9/01/07 - AMBAC Insured

       1,000 Mobile Industrial Development Board, Alabama, Pollution         No Opt. Call       BBB       1,019,100
              Control Revenue Refunding Bonds, International Paper
              Company, Series 1998A, 4.750%, 4/01/10

       1,500 Mobile Industrial Development Board, Alabama, Pollution       6/09 at 100.00       BBB       1,522,170
              Control Revenue Bonds, International Paper Company, Series
              1994A, 4.650%, 12/01/11
-------------------------------------------------------------------------------------------------------------------
             Arizona - 1.7%

             Glendale Industrial Development Authority, Arizona, Revenue
             Bonds, Midwestern University, Series 2004:
       1,025  5.125%, 5/15/09                                                No Opt. Call        A-       1,069,557
         695  5.250%, 5/15/11                                                No Opt. Call        A-         736,637
       1,000  5.250%, 5/15/12                                                No Opt. Call        A-       1,062,590

       3,080 Maricopa County, Arizona, Hospital Revenue Bonds, Sun           No Opt. Call      Baa1       3,195,346
              Health Corporation, Series 2005, 5.000%, 4/01/13

       5,000 Phoenix Civic Improvement Corporation, Arizona, Senior Lien     No Opt. Call       AAA       5,380,050
              Wastewater System Revenue Bonds, Series 2005B, 5.000%,
              7/01/13 - MBIA Insured

       2,000 Yavapai County Industrial Development Authority, Arizona,       No Opt. Call       BBB       2,023,180
              Solid Waste Disposal Revenue Bonds, Waste Management Inc.
              Project, Series 2003B, 4.450%, 3/01/28 (Alternative
              Minimum Tax) (Mandatory put 3/01/08)
-------------------------------------------------------------------------------------------------------------------
             Arkansas - 1.4%

       1,500 Arkansas, General Obligation College Savings Bonds, Series      No Opt. Call       AAA       1,611,150
              2005, 5.000%, 6/01/12 - FGIC Insured

         455 Arkansas Development Finance Authority, FHA-Insured or VA     2/06 at 100.00       AA+         456,210
              Guaranteed Single Family Mortgage Revenue Refunding Bonds,
              Series 1991A, 8.000%, 8/15/11

       2,450 Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds,        No Opt. Call       AA-       2,491,527
              Series 2004, 4.000%, 12/01/07

             Sebastian County Health Facilities Board, Arkansas,
             Hospital Revenue Improvement Bonds, Sparks Regional Medical
             Center, Series 2001A:
       1,620  5.500%, 11/01/11                                               No Opt. Call      Baa1       1,718,593
       3,415  5.500%, 11/01/12                                            11/11 at 101.00      Baa1       3,631,955

       1,605 Washington County, Arkansas, Hospital Revenue Bonds,            No Opt. Call       BBB       1,656,312
              Washington Regional Medical Center, Series 2005B, 5.000%,
              2/01/12
-------------------------------------------------------------------------------------------------------------------
             California - 11.8%

       2,500 California Health Facilities Financing Authority, Revenue       No Opt. Call        A-       2,617,775
              Bonds, Catholic Healthcare West, Series 2005G, 5.000%,
              7/01/09 (WI, settling 11/10/05)

       1,000 California Health Facilities Financing Authority, Revenue       No Opt. Call        A3       1,054,020
              Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%,
              11/15/13

      10,000 California, Various Purpose General Obligation Bonds,           No Opt. Call       AAA      11,301,100
              Series 1992, 6.250%, 9/01/12 - MBIA Insured

       5,000 California, General Obligation Bonds, Series 2004, 5.000%,      No Opt. Call         A       5,286,500
              4/01/10

       6,000 California, General Obligation Bonds, Series 2005, 5.000%,      No Opt. Call         A       6,417,660
              6/01/14

             California Department of Water Resources, Power Supply
             Revenue Bonds, Series 2002A:
       5,000  5.500%, 5/01/07                                                No Opt. Call        A2       5,164,750
       3,000  5.500%, 5/01/08                                                No Opt. Call        A2       3,153,600
       9,900  5.500%, 5/01/13 - AMBAC Insured                              5/12 at 101.00       AAA      10,971,972

             California, Economic Recovery Revenue Bonds, Series 2004A:
      10,000  5.000%, 7/01/08                                                No Opt. Call       AA-      10,460,100
       1,000  5.250%, 7/01/12                                                No Opt. Call       AA-       1,094,800

----
82

   Principal                                                                  Optional Call                    Market
Amount (000)   Description                                                      Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------------------
               California (continued)

 $    12,250   California Statewide Community Development Authority,         7/08 at 101.00       BBB $    12,565,560
                Revenue Refunding Bonds, Irvine Apartment Communities
                Development, Series 1998A, 4.900%, 5/15/25 (Mandatory put
                5/15/08)

       5,000   California Statewide Community Development Authority,           No Opt. Call      BBB+       5,185,600
                Multifamily Housing Revenue Refunding Bonds, Archstone
                Communities Trust, Archstone Oakridge Apartments, Series
                1999E, 5.300%, 6/01/29 (Mandatory put 6/01/08)

               California Statewide Community Development Authority,
               Revenue Bonds, Daughters of Charity Health System, Series
               2005G:
       1,500    5.250%, 7/01/12                                                No Opt. Call      BBB+       1,589,775
       1,000    5.250%, 7/01/13                                                No Opt. Call      BBB+       1,059,420

               Central California Joint Powers Health Finance Authority,
               Certificates of Participation, Community Hospitals of
               Central California, Series 2001:
       1,105    4.750%, 2/01/08                                                No Opt. Call      Baa2       1,117,310
       1,115    4.750%, 2/01/09                                                No Opt. Call      Baa2       1,128,380
       1,210    4.750%, 2/01/10                                                No Opt. Call      Baa2       1,222,536

               Del Mar Race Track Authority, California, Revenue Bonds,
               Series 2005:
       1,000    5.000%, 8/15/07                                                No Opt. Call       N/R       1,025,740
       1,505    5.000%, 8/15/12                                                No Opt. Call       N/R       1,581,288
       1,000    5.000%, 8/15/13                                                No Opt. Call       N/R       1,047,070

       1,800   Merced Irrigation District, California, Combined Utility      7/08 at 100.00        A-       1,813,068
                System Revenue Bonds, Series 2005, 4.000%, 7/01/09

       3,000   San Bernardino County Transportation Authority, California,     No Opt. Call       AAA       3,193,020
                Limited Sales Tax Revenue Bonds, Series 1992A, 6.000%,
                3/01/10 - FGIC Insured

         335   Taft Public Financing Authority, California, Lease Revenue      No Opt. Call        A-         336,018
                Bonds, Community Correctional Facility Acquisition, Series
                1997A, 5.500%, 1/01/06

       3,000   University of California, General Revenue Bonds, Series         No Opt. Call       AAA       3,237,840
                2005E, 5.000%, 5/15/12 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
               Colorado - 1.6%

               Colorado Health Facilities Authority, Revenue Bonds, Vail
               Valley Medical Center, Series 2004:
         680    4.500%, 1/15/09                                                No Opt. Call       BBB         690,975
         500    5.000%, 1/15/11                                                No Opt. Call       BBB         517,860

               Colorado Health Facilities Authority, Revenue Bonds,
               Parkview Medical Center, Series 2001:
         660    5.300%, 9/01/07                                                No Opt. Call        A3         680,420
         690    5.400%, 9/01/08                                                No Opt. Call        A3         721,147
         830    5.500%, 9/01/09                                                No Opt. Call        A3         878,265

       5,000   Denver City and County, Colorado, Airport System Revenue     11/06 at 101.00       AAA       5,146,850
                Bonds, Series 1996C, 5.375%, 11/15/07 (Alternative Minimum
                Tax) - MBIA Insured

         200   Eagle County Air Terminal Corporation, Colorado, Airport        No Opt. Call       N/R         201,204
                Terminal Revenue Bonds, Series 1996, 6.750%, 5/01/06
                (Alternative Minimum Tax)

       3,665   Regional Transportation District, Colorado, Certificates of     No Opt. Call       AAA       3,708,247
                Participation, Series 2005A, 4.000%, 6/01/07 - AMBAC
                Insured
---------------------------------------------------------------------------------------------------------------------
               Connecticut - 1.4%

       2,550   Connecticut, General Obligation Bonds, Series 2001B,            No Opt. Call       AAA       2,678,214
                5.250%, 6/15/08 - AMBAC Insured

         375   Connecticut Health and Educational Facilities Authority,        No Opt. Call       BB+         376,935
                Revenue Bonds, Hospital for Special Care, Series 1997B,
                5.125%, 7/01/07

       4,200   Connecticut, Special Tax Obligation Transportation              No Opt. Call       AAA       4,401,054
                Infrastructure Purpose Bonds, Series 2001B,
                5.000%, 10/01/08 - FSA Insured

         935   Connecticut Development Authority, First Mortgage Gross         No Opt. Call      BBB-         940,086
                Revenue Refunding Healthcare Bonds, Church Homes Inc. -
                Congregational Avery Heights, Series 1997, 5.300%, 4/01/06

       3,000   Stamford Housing Authority, Connecticut, Multifamily            No Opt. Call      BBB+       3,069,360
                Housing Revenue Bonds, Fairfield Apartments, Series 1998,
                4.750%, 12/01/28 (Alternative Minimum Tax) (Mandatory put
                12/01/08)

----
83

Portfolio of Investments (Unaudited)
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
October 31, 2005

   Principal                                                                  Optional Call                    Market
Amount (000)   Description                                                      Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------------------
               Delaware - 1.1%

 $     2,000   Delaware Economic Development Authority, Pollution Control      No Opt. Call      Baa1 $     2,086,620
                Revenue Refunding Bonds, Delmarva Power and Light Company,
                Series 2000C, 5.500%, 7/01/25 (Mandatory put 7/01/10)

       2,155   Delaware Economic Development Authority, Pollution Control      No Opt. Call      Baa1       2,275,486
                Revenue Refunding Bonds, Delmarva Power and Light Company,
                Series 2000D, 5.650%, 7/01/28 (Alternative Minimum Tax)
                (Mandatory put 7/01/10)

               Delaware Health Facilities Authority, Revenue Bonds, Beebe
               Medical Center, Series 2004A:
         580    5.250%, 6/01/09                                                No Opt. Call      BBB+         607,074
       1,215    5.250%, 6/01/10                                                No Opt. Call      BBB+       1,280,221

         505   Delaware Health Facilities Authority, Revenue Bonds, Beebe      No Opt. Call      BBB+         522,943
                Medical Center, Series 2005A, 5.000%, 6/01/14

       2,005   Delaware Transportation Authority, Transportation System        No Opt. Call       AAA       2,094,624
                Revenue Bonds, Series 2003, 5.000%, 7/01/08 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
               Florida - 2.7%

       8,000   Florida State Division of Bond Finance, Preservation 2000       No Opt. Call       AAA       9,146,320
                Revenue Bonds, Department of Environmental Protection,
                Series 1998A, 6.000%, 7/01/13 - FSA Insured

         250   Highlands County Health Facilities Authority, Florida,          No Opt. Call        A+         264,085
                Hospital Revenue Bonds, Adventist Health System, Series
                2005A, 5.000%, 11/15/12

       2,700   Hillsborough County Industrial Development Authority,        10/12 at 100.00      Baa2       2,797,227
                Florida, Pollution Control Revenue Bonds, Tampa Electric
                Company Project, Series 2002, 5.100%, 10/01/13

       1,650   Hillsborough County Industrial Development Authority,           No Opt. Call      Baa1       1,730,355
                Florida, Hospital Revenue Refunding Bonds, Tampa General
                Hospital, Series 2003A, 5.000%, 10/01/13

       3,165   Leesburg, Florida, Hospital Revenue Refunding Bonds,          7/06 at 102.00         A       3,264,761
                Leesburg Regional Medical Center Project, Series 1996A,
                5.600%, 7/01/08

       3,860   Leesburg, Florida, Hospital Revenue Refunding Bonds,            No Opt. Call        A-       4,045,782
                Leesburg Regional Medical Center Project, Series 2003,
                5.000%, 7/01/11
---------------------------------------------------------------------------------------------------------------------
               Georgia - 1.9%

       4,430   Cobb County, Georgia, Water and Sewer Revenue Bonds, Series     No Opt. Call       AAA       4,567,330
                2004, 5.000%, 7/01/07

      10,000   Private Colleges and Universities Authority, Georgia,           No Opt. Call        AA      10,852,500
                Revenue Bonds, Emory University, Series 2001A, 5.250%,
                9/01/11
---------------------------------------------------------------------------------------------------------------------
               Illinois - 2.5%

       4,275   Chicago Housing Authority, Illinois, Revenue Bonds, Capital     No Opt. Call        AA       4,424,027
                Fund Program, Series 2001, 5.000%, 7/01/08

       5,000   Chicago, Illinois, Special Facility Revenue Bonds, O'Hare       No Opt. Call       N/R       2,424,500
                International Airport, United Air Lines Inc. Project,
                Series 2001A, 5.800%, 11/01/35 (Alternative Minimum Tax)
                (Mandatory put 5/01/07) #

               Illinois Development Finance Authority, Revenue Refunding
               Bonds, East St. Louis Project, Series 2003:
       1,135    5.000%, 11/15/11 - XLCA Insured                                No Opt. Call       AAA       1,207,424
       1,030    5.000%, 11/15/12 - XLCA Insured                                No Opt. Call       AAA       1,098,680

               Illinois Finance Authority, Revenue Bonds, OSF Healthcare
               System, Series 2004:
       1,785    5.250%, 11/15/09                                               No Opt. Call         A       1,879,676
       2,540    5.250%, 11/15/10                                               No Opt. Call         A       2,691,765

         770   Illinois Health Facilities Authority, Revenue Bonds, Sarah      No Opt. Call         A         774,828
                Bush Lincoln Health Center, Series 1996B, 5.500%, 2/15/06

       3,000   Illinois Health Facilities Authority, Revenue Bonds, Loyola     No Opt. Call      Baa1       3,214,950
                University Health System, Series 2001A, 5.750%, 7/01/11

       2,675   Pingree Grove Village, Illinois, Tax Assessment Bonds,          No Opt. Call       N/R       2,685,566
                Special Service Area 1 - Cambridge Lakes Project, Series
                2005-1, 5.250%, 3/01/15
---------------------------------------------------------------------------------------------------------------------
               Indiana - 1.2%

               Goshen, Indiana, Revenue Refunding Bonds, Greencroft
               Obligation Group, Series 1998:
         790    5.250%, 8/15/07                                                No Opt. Call       N/R         798,042
         680    5.300%, 8/15/08                                                No Opt. Call       N/R         688,990
         775    5.350%, 8/15/09                                              8/08 at 101.00       N/R         785,292

----
84

   Principal                                                                 Optional Call                    Market
Amount (000)   Description                                                     Provisions* Ratings**           Value
--------------------------------------------------------------------------------------------------------------------
               Indiana (continued)

 $     3,200   Indiana Health Facility Financing Authority, Revenue Bonds,    No Opt. Call       AA- $     3,298,624
                Ascension Health, Series 2005A, 5.000%, 11/01/07

       4,150   Rockport, Indiana, Pollution Control Revenue Refunding         No Opt. Call       BBB       4,232,585
                Bonds, Indiana and Michigan Power Company, Series 2002A,
                4.900%, 6/01/25 (Mandatory put 6/01/07)
--------------------------------------------------------------------------------------------------------------------
               Kansas - 1.5%

       2,000   Burlington, Kansas, Environmental Improvement Revenue          No Opt. Call        A3       2,041,400
                Refunding Bonds, Kansas City Power and Light Company,
                Series 1998B, 4.750%, 9/01/15 (Mandatory put 10/01/07)

       3,500   Johnson County Unified School District 229, Blue Valley,       No Opt. Call       AAA       3,755,080
                Kansas, General Obligation Bonds, Series 2005A, 5.000%,
                10/01/11 - FSA Insured

       2,630   Johnson County Unified School District 512, Shawnee            No Opt. Call       Aaa       2,821,674
                Mission, Kansas, General Obligation Bonds, Series 2005C,
                5.000%, 10/01/11 - FGIC Insured

       2,985   Shawnee County Unified School District 501, Kansas, General    No Opt. Call       Aaa       3,198,547
                Obligation Bonds, Series 2005, 5.000%, 8/01/11 - FSA
                Insured
--------------------------------------------------------------------------------------------------------------------
               Kentucky - 2.9%

       8,500   Ashland, Kentucky, Pollution Control Revenue Refunding         No Opt. Call    Ba1***       9,208,220
                Bonds, Ashland Oil Inc. Project, Series 1999,
                5.700%, 11/01/09

       1,115   Christian County, Kentucky, Hospital Revenue Refunding         No Opt. Call        A-       1,128,737
                Bonds, Jennie Stuart Medical Center, Series 1997A, 5.500%,
                7/01/06

       1,315   Kentucky Economic Development Finance Authority, Hospital      No Opt. Call       BB-       1,322,522
                System Revenue Refunding and Improvement Bonds,
                Appalachian Regional Healthcare Inc., Series 1997, 5.400%,
                10/01/06

       2,500   Kentucky State Property and Buildings Commission, Revenue      No Opt. Call       AAA       2,687,450
                Bonds, Project 85, Series 2005, 5.000%, 8/01/13 - FSA
                Insured

       5,135   Kentucky Turnpike Authority, Economic Development Road         No Opt. Call       AAA       5,490,804
                Revenue Bonds, Revitalization Project, Series 2005B,
                5.000%, 7/01/11 - AMBAC Insured

       2,305   Louisville and Jefferson County Regional Airport Authority,    No Opt. Call       AAA       2,489,354
                Kentucky, Airport System Revenue Bonds, Series 2003C,
                5.500%, 7/01/12 (Alternative Minimum Tax) - FSA Insured

       1,170   Louisville and Jefferson County Regional Airport Authority,    No Opt. Call      Baa3       1,173,767
                Kentucky, Special Facilities Revenue Bonds, Airis
                Louisville LLC Project, Series 1999A, 5.000%, 3/01/09
                (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
               Louisiana - 0.1%

       1,055   Iberville Parish Consolidated School District 5, Louisiana,    No Opt. Call       Aaa       1,098,930
                General Obligation Bonds, Series 2002, 5.000%, 10/01/08 -
                FSA Insured
--------------------------------------------------------------------------------------------------------------------
               Maryland - 0.4%

       1,000   Maryland Energy Financing Administration, Solid Waste          No Opt. Call        A-       1,001,830
                Disposal Revenue Bonds, Baltimore Wheelabrator Water
                Projects LLC, Series 1996, 5.850%, 12/01/05 (Alternative
                Minimum Tax)

               Maryland Health and Higher Educational Facilities
               Authority, Revenue Bonds, MedStar Health, Series 2004:
         515    5.000%, 8/15/09                                               No Opt. Call      Baa1         536,960
       1,755    5.000%, 8/15/10                                               No Opt. Call      Baa1       1,838,959
--------------------------------------------------------------------------------------------------------------------
               Massachusetts - 4.4%

               Massachusetts Educational Finance Authority, Educational
               Loan Revenue Bonds, Issue E, Series 1997B:
         765    5.250%, 7/01/06 (Alternative Minimum Tax) - AMBAC Insured     No Opt. Call       AAA         767,303
       1,075    5.350%, 7/01/07 (Alternative Minimum Tax) - AMBAC Insured   7/06 at 102.00       AAA       1,078,666

       3,175   Massachusetts, General Obligation Refunding Bonds, Series      No Opt. Call       AAA       3,479,102
                1997A, 5.750%, 8/01/10 - AMBAC Insured

       5,000   Massachusetts, Federal Highway Grant Anticipation Notes,           12/10 at       Aaa       5,458,200
                Series 2000A, 5.750%, 12/15/12 - FSA Insured                        100.00

               Massachusetts Development Finance Agency, Resource Recovery
               Revenue Bonds, SEMass System, Series 2001A:
       5,000    5.500%, 1/01/10 - MBIA Insured                                No Opt. Call       AAA       5,355,300
       5,000    5.625%, 1/01/12 - MBIA Insured                                No Opt. Call       AAA       5,478,450

----
85

Portfolio of Investments (Unaudited)
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
October 31, 2005

   Principal                                                                 Optional Call                    Market
Amount (000)   Description                                                     Provisions* Ratings**           Value
--------------------------------------------------------------------------------------------------------------------
               Massachusetts (continued)

 $       700   Massachusetts Health and Educational Facilities Authority,     No Opt. Call       AA- $       733,593
                Revenue Bonds, Partners HealthCare System Inc., Series
                1999B, 5.000%, 7/01/09

               Massachusetts Health and Educational Facilities Authority,
               Revenue Bonds, Berkshire Health System, Series 2001E:
       1,270    5.250%, 10/01/09 - RAAI Insured                               No Opt. Call        AA       1,337,805
         545    5.250%, 10/01/10 - RAAI Insured                               No Opt. Call        AA         578,234
       1,625    5.000%, 10/01/11 - RAAI Insured                               No Opt. Call        AA       1,707,631

               Massachusetts Industrial Finance Agency, Resource Recovery
               Remarketed Revenue Refunding Bonds, Ogden Haverhill
               Project, Series 1992A:
       2,000    4.850%, 12/01/05                                              No Opt. Call       BBB       2,001,660
       2,970    4.950%, 12/01/06                                              No Opt. Call       BBB       3,000,146

               Massachusetts Industrial Finance Agency, Resource Recovery
               Revenue Refunding Bonds, Ogden Haverhill Project, Series
               1998A:
       1,745    5.150%, 12/01/07 (Alternative Minimum Tax)                    No Opt. Call       BBB       1,781,872
       2,500    5.200%, 12/01/08 (Alternative Minimum Tax)                    No Opt. Call       BBB       2,544,000
--------------------------------------------------------------------------------------------------------------------
               Michigan - 3.0%

       1,050   Dundee Community School District, Monroe County, Michigan,     No Opt. Call       AAA       1,120,865
                General Obligation Bonds, Series 2005, 5.000%, 5/01/11 -
                FGIC Insured

       2,000   Kent Hospital Finance Authority, Michigan, Revenue Bonds,    7/11 at 101.00     AA***       2,199,000
                Spectrum Health, Series 2001A, 5.500%, 1/15/12
                (Pre-refunded to 7/15/11)

               Michigan Municipal Bond Authority, General Obligation
               Bonds, Detroit City School District, Series 2005:
       7,500    5.000%, 6/01/07 - FSA Insured                                 No Opt. Call       AAA       7,711,500
       3,000    5.000%, 6/01/11 - FSA Insured                                 No Opt. Call       AAA       3,184,140

       3,515   Michigan State Building Authority, Revenue Refunding Bonds,    No Opt. Call       AAA       3,838,837
                Facilities Program, Series 2003I, 5.250%, 10/15/13 - FSA
                Insured

         878   Michigan State Hospital Finance Authority, Collateralized      No Opt. Call      Baa2         882,137
                Loan, Detroit Medical Center, Series 2001, 7.360%, 3/01/07

               Michigan State Hospital Finance Authority, Hospital Revenue
               Refunding Bonds, Henry Ford Health System, Series 2003A:
       2,000    5.000%, 3/01/09                                               No Opt. Call        A1       2,076,780
       3,000    5.500%, 3/01/13                                               No Opt. Call        A1       3,232,980
--------------------------------------------------------------------------------------------------------------------
               Minnesota - 0.8%

       3,670   Minneapolis, Minnesota, General Obligation Bonds,              No Opt. Call       AAA       3,807,111
                Convention Center Project, Series 2002A, 5.000%, 12/01/07

       1,310   Minnesota Municipal Power Agency, Electric Revenue Bonds,      No Opt. Call        A3       1,391,233
                Series 2005, 5.000%, 10/01/14

       1,250   Minnesota Higher Education Facilities Authority, St. John's    No Opt. Call        A2       1,324,925
                University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/13
--------------------------------------------------------------------------------------------------------------------
               Mississippi - 1.0%

       5,000   Mississippi Higher Education Assistance Corporation,           No Opt. Call        A2       5,157,600
                Student Loan Revenue Bonds, Series 2000B-3,
                5.450%, 3/01/10 (Alternative Minimum Tax)

       2,660   Mississippi Hospital Equipment and Facilities Authority,       No Opt. Call      BBB+       2,690,776
                Revenue Refunding Bonds, Southwest Regional Medical
                Center, Series 2003, 5.000%, 4/01/13
--------------------------------------------------------------------------------------------------------------------
               Missouri - 0.8%

               Missouri Health and Educational Facilities Authority,
               Revenue Bonds, Lutheran Senior Services, Series 1997:
         600    5.400%, 2/01/06                                               No Opt. Call       N/R         602,352
         700    5.500%, 2/01/07                                               No Opt. Call       N/R         713,300

       3,880   Missouri Regional Convention and Sports Complex Authority,     No Opt. Call       AAA       4,210,731
                Lease Revenue Bonds, Convention and Sports Facility
                Project, Series 2003A-1, 5.250%, 8/15/12 - AMBAC Insured

----
86

   Principal                                                                 Optional Call                    Market
Amount (000)   Description                                                     Provisions* Ratings**           Value
--------------------------------------------------------------------------------------------------------------------
               Missouri (continued)

               St. Joseph Industrial Development Authority, Missouri, Tax
               Increment Bonds, Shoppes at North Village Project, Series
               2005B:
 $       150    5.000%, 11/01/08                                              No Opt. Call       N/R $       153,371
         215    5.000%, 11/01/09                                              No Opt. Call       N/R         219,803
         300    5.000%, 11/01/11                                              No Opt. Call       N/R         302,553
--------------------------------------------------------------------------------------------------------------------
               Montana - 0.4%

       3,000   Forsyth, Rosebud County, Montana, Pollution Control Revenue    No Opt. Call      BBB+       3,118,770
                Refunding Bonds, Portland General Electric Company, Series
                1998A, 5.200%, 5/01/33 (Mandatory put 5/01/09)
--------------------------------------------------------------------------------------------------------------------
               Nebraska - 0.7%

               Douglas County Hospital Authority 2, Nebraska, Health
               Facilities Revenue Bonds, Nebraska Medical Center, Series
               2003:
       1,330    5.000%, 11/15/07                                              No Opt. Call        A1       1,369,302
       1,725    5.000%, 11/15/08                                              No Opt. Call        A1       1,791,188
       2,540    5.000%, 11/15/09                                              No Opt. Call        A1       2,654,046
--------------------------------------------------------------------------------------------------------------------
               Nevada - 0.8%

               Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe
               Hospital, Series 2002:
         455    5.250%, 9/01/06                                               No Opt. Call      BBB+         460,706
         670    5.500%, 9/01/07                                               No Opt. Call      BBB+         689,242
         610    5.500%, 9/01/08                                               No Opt. Call      BBB+         633,833
         685    5.500%, 9/01/09                                               No Opt. Call      BBB+         717,866
         535    5.750%, 9/01/10                                               No Opt. Call      BBB+         569,818
         970    6.000%, 9/01/13                                             9/12 at 101.00      BBB+       1,059,774

       2,000   Las Vegas Convention and Visitors Authority, Nevada,           No Opt. Call       AAA       2,138,200
                Revenue Bonds, Series 1999, 5.500%, 7/01/09 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
               New Jersey - 5.6%

               New Jersey Higher Education Assistance Authority, Student
               Loan Revenue Bonds, Series 2000A:
       3,125    5.750%, 6/01/09 (Alternative Minimum Tax) - MBIA Insured      No Opt. Call       AAA       3,169,563
       2,795    5.800%, 6/01/10 (Alternative Minimum Tax) - MBIA Insured      No Opt. Call       AAA       2,836,198
       3,090    5.900%, 6/01/11 (Alternative Minimum Tax) - MBIA Insured    6/10 at 101.00       AAA       3,137,895

       1,700   Middlesex County Utilities Authority, New Jersey, Sewer        No Opt. Call       AAA       1,766,504
                Revenue Bonds, Series 2005A, 5.000%, 3/15/08 - XLCA Insured

       7,000   New Jersey Economic Development Authority, Cigarette Tax       No Opt. Call       BBB       7,224,280
                Revenue Bonds, Series 2004, 5.000%, 6/15/08

       4,000   New Jersey Economic Development Authority, School              No Opt. Call       AA-       4,252,240
                Facilities Construction Bonds, Series 2005O,
                5.000%, 3/01/12

      18,110   New Jersey Transportation Trust Fund Authority,                No Opt. Call       AAA      19,501,391
                Transportation System Bonds, Series 2005C, 5.250%, 6/15/11
                - MBIA Insured

       2,625   North Hudson Sewerage Authority, New Jersey, Sewerage          No Opt. Call       Aaa       2,822,164
                Revenue Refunding Bonds, Series 2002A, 5.000%, 8/01/12 -
                FGIC Insured
--------------------------------------------------------------------------------------------------------------------
               New Mexico - 1.6%

       2,000   Gallup, New Mexico, Pollution Control Revenue Bonds,           No Opt. Call       AAA       2,119,960
                Tri-State Generation and Transmission Association Inc.,
                Series 2005, 5.000%, 8/15/13 - AMBAC Insured

       2,055   New Mexico Mortgage Finance Authority, FNMA Multifamily        No Opt. Call       Aaa       2,123,925
                Housing Revenue Refunding Bonds, Hunter's Ridge
                Apartments, Series 2001A, 5.000%, 7/01/31 (Mandatory put
                7/01/11)

       2,000   New Mexico Mortgage Finance Authority, FNMA Multifamily        No Opt. Call       Aaa       2,067,080
                Housing Revenue Refunding Bonds, Sombra del Oso
                Apartments, Series 2001B, 5.000%, 7/01/31 (Mandatory put
                7/01/11)

               New Mexico Hospital Equipment Loan Council, Hospital
               Revenue Bonds, Presbyterian Healthcare Services, Series
               2001A:
       2,710    4.800%, 8/01/10                                               No Opt. Call       AA-       2,815,636
       3,505    4.900%, 8/01/11                                               No Opt. Call       AA-       3,667,597

----
87

Portfolio of Investments (Unaudited)
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
October 31, 2005

   Principal                                                                  Optional Call                    Market
Amount (000)   Description                                                      Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------------------
               New York - 13.4%

 $       500   Albany Housing Authority, Albany, New York, Limited           4/06 at 102.00        A3 $       510,455
                Obligation Bonds, Series 1995, 5.700%, 10/01/06

         700   Albany Housing Authority, Albany, New York, Limited           4/06 at 102.00        A3         715,253
                Obligation Refunding Bonds, Series 1995, 5.850%, 10/01/07

       5,525   Long Island Power Authority, New York, Electric System          No Opt. Call       AAA       6,130,430
                General Revenue Bonds, Series 1998A, 5.500%, 12/01/12 -
                FSA Insured

       1,000   Metropolitan Transportation Authority, New York,                No Opt. Call         A       1,083,760
                Transportation Revenue Bonds, Series 2005C,
                5.250%, 11/15/14 (WI, settling 11/02/05)

       2,800   New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call        A+       2,836,820
                Series 1996I, 6.500%, 3/15/06

               New York City, New York, General Obligation Bonds, Fiscal
               Series 2003A:
       2,880    5.500%, 8/01/10                                                No Opt. Call        A+       3,101,155
       2,000    5.000%, 8/01/10                                                No Opt. Call        A+       2,112,200

       5,000   New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call        A+       5,443,200
                Series 2003B, 5.500%, 8/01/12

               New York City, New York, General Obligation Bonds, Fiscal
               Series 1996G:
         225    5.750%, 2/01/06                                                No Opt. Call     A+***         226,627
         275    5.750%, 2/01/06                                                No Opt. Call        A+         276,944

               New York City, New York, General Obligation Bonds, Fiscal
               Series 2005O:
       7,000    5.000%, 6/01/11                                                No Opt. Call        A+       7,408,660
       3,000    5.000%, 6/01/12                                                No Opt. Call        A+       3,178,800

      10,000   New York City Transitional Finance Authority, New York,         No Opt. Call       AAA      10,760,200
                Senior Lien Future Tax Secured Bonds, Fiscal Series
                2005A-1, 5.000%, 11/01/12

         225   Dormitory Authority of the State of New York, Revenue         7/06 at 102.00        B2         226,118
                Bonds, Nyack Hospital, Series 1996, 6.000%, 7/01/06

       3,000   Dormitory Authority of the State of New York, Revenue           No Opt. Call       AAA       3,244,050
                Bonds, Columbia University, Series 2005, 5.000%, 7/01/12

               Dormitory Authority of the State of New York, Revenue
               Bonds, Winthrop-South Nassau University Hospital
               Association, Series 2003A:
         985    5.500%, 7/01/12                                                No Opt. Call      Baa1       1,060,500
       1,040    5.500%, 7/01/13                                                No Opt. Call      Baa1       1,120,714

               Dormitory Authority of the State of New York, Revenue
               Bonds, State University Educational Facilities, Series
               1990B:
       1,990    7.500%, 5/15/11                                                No Opt. Call    AA-***       2,288,799
       3,885    7.500%, 5/15/11                                                No Opt. Call       AA-       4,399,685

       6,000   New York State Thruway Authority, Highway and Bridge Trust      No Opt. Call       AAA       6,409,860
                Fund Bonds, Second Generation, Series 2003B, 5.000%,
                4/01/11 - FSA Insured

       4,630   New York State Urban Development Corporation, Revenue           No Opt. Call       AAA       5,244,771
                Bonds, Correctional Facilities, Series 1994A, 6.500%,
                1/01/11 - FSA Insured

       6,000   New York State Urban Development Corporation, Service           No Opt. Call       AA-       6,367,800
                Contract Revenue Bonds, Series 2005, 5.000%, 1/01/11

       8,000   New York State Urban Development Corporation, Service           No Opt. Call       AA-       8,606,880
                Contract Revenue Bonds, Correctional and Youth Facilities,
                Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

       1,500   Niagara County Industrial Development Agency, New York,      11/11 at 101.00      Baa3       1,575,630
                Solid Waste Disposal Facility Revenue Refunding Bonds,
                American Ref-Fuel Company of Niagara LP, Series 2001B,
                5.550%, 11/15/24 (Alternative Minimum Tax) (Mandatory put
                11/15/13)

       1,400   Port Authority of New York and New Jersey, Special Project      No Opt. Call       N/R       1,460,508
                Bonds, KIAC Partners, Fourth Series 1996, 7.000%, 10/01/07
                (Alternative Minimum Tax)

       3,035   Port Authority of New York and New Jersey, Special Project      No Opt. Call       AAA       3,042,163
                Bonds, JFK International Air Terminal LLC, Sixth Series
                1997, 6.000%, 12/01/05 (Alternative Minimum Tax) - MBIA
                Insured

         895   Suffolk County Industrial Development Agency, New York,         No Opt. Call       N/R         911,423
                Revenue Bonds, Nissequogue Cogeneration Partners Facility,
                Series 1998, 4.875%, 1/01/08 (Alternative Minimum Tax)

      12,265   Suffolk County Industrial Development Agency, New York,         No Opt. Call       AAA      13,300,779
                Resource Recovery Revenue Bonds, Huntington LP, Series
                1999, 5.950%, 10/01/09 (Alternative Minimum Tax) - AMBAC
                Insured

       3,225   Triborough Bridge and Tunnel Authority, New York,               No Opt. Call       AA-       3,496,094
                Convention Center Bonds, Series 1990E, 7.250%, 1/01/10

----
88

   Principal                                                                 Optional Call                    Market
Amount (000)   Description                                                     Provisions* Ratings**           Value
--------------------------------------------------------------------------------------------------------------------
               North Carolina - 3.4%

 $     4,000   North Carolina Eastern Municipal Power Agency, Power System    No Opt. Call       BBB $     4,305,560
                Revenue Refunding Bonds, Series 2003A, 5.500%, 1/01/12

       7,000   North Carolina Eastern Municipal Power Agency, Power System    No Opt. Call       BBB       7,405,580
                Revenue Refunding Bonds, Series 2003D, 5.375%, 1/01/10

       4,500   North Carolina Municipal Power Agency 1, Catawba Electric      No Opt. Call        A3       4,847,895
                Revenue Bonds, Series 2003A, 5.500%, 1/01/11

               North Carolina Infrastructure Finance Corporation,
               Certificates of Participation, Capital Improvements, Series
               2005A:
       5,000    5.000%, 2/01/07                                               No Opt. Call       AA+       5,106,250
       3,260    5.000%, 2/01/12                                               No Opt. Call       AA+       3,460,164

               University of North Carolina, Chapel Hill, Revenue Bonds,
               Hospital System, Series 2005A:
       1,355    5.000%, 2/01/11                                               No Opt. Call       AA-       1,424,606
       1,000    5.000%, 2/01/13                                               No Opt. Call       AA-       1,051,730
--------------------------------------------------------------------------------------------------------------------
               Ohio - 4.4%

       1,985   Akron, Bath and Copley Joint Township Hospital District,       No Opt. Call      Baa1       2,018,269
                Ohio, Hospital Facilities Revenue Bonds, Summa Health
                System, Series 1998A, 5.000%, 11/15/08

       1,415   Bowling Green State University, Ohio, General Receipts         No Opt. Call       AAA       1,517,290
                Bonds, Series 2005, 5.000%, 6/01/12 - MBIA Insured

       2,940   Cincinnati City School District, Hamilton County, Ohio,        No Opt. Call       AAA       3,035,403
                General Obligation Bonds, Series 2005, 5.000%, 9/01/07 -
                FSA Insured

         335   Cleveland-Cuyahoga County Port Authority, Ohio, Subordinate    No Opt. Call    N/R***         344,008
                Revenue Refunding Bonds, Rock and Roll Hall of Fame and
                Museum, Series 1997, 5.600%, 12/01/06

               Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland
               Clinic Health System, Series 2003A:
       3,000    5.500%, 1/01/11                                               No Opt. Call       Aa3       3,212,340
       2,000    5.500%, 1/01/12                                               No Opt. Call       Aa3       2,151,080

               Erie County, Ohio, Hospital Facilities Revenue Bonds,
               Firelands Regional Medical Center, Series 2002A:
       1,140    5.500%, 8/15/11                                               No Opt. Call         A       1,224,098
         845    5.500%, 8/15/12                                               No Opt. Call         A         910,073

         270   Miami County, Ohio, Hospital Facilities Revenue Refunding      No Opt. Call      BBB+         273,742
                and Improvement Bonds, Upper Valley Medical Center, Series
                1996C, 6.000%, 5/15/06

       4,900   Ohio, Higher Education Capital Facilities Appropriation        No Opt. Call        AA       5,214,629
                Bonds, Series 2001-IIA, 5.500%, 12/01/08

       8,915   Ohio, General Obligation Refunding Bonds, Higher Education,    No Opt. Call       AA+       9,870,599
                Series 2002C, 5.500%, 11/01/12

         820   Ohio, Economic Development Revenue Bonds, Enterprise Bond      No Opt. Call       AA-         830,480
                Fund Loan Pool, Series 2002-7, 4.550%, 12/01/10
                (Alternative Minimum Tax)

         235   Ohio Water Development Authority, Water Pollution Control      No Opt. Call       AAA         251,053
                Loan Fund Revenue Bonds, Water Quality Project, Series
                2004, 5.000%, 12/01/10

       2,545   Ohio Water Development Authority, Water Pollution Control      No Opt. Call       AAA       2,617,176
                Loan Fund Revenue Bonds, State Match, Series 2005, 5.000%,
                6/01/07

               Sandusky County, Ohio, Hospital Facilities Revenue
               Refunding Bonds, Memorial Hospital, Series 1998:
         830    5.000%, 1/01/06                                               No Opt. Call      BBB-         831,038
         450    5.050%, 1/01/07                                               No Opt. Call      BBB-         453,596
         720    5.100%, 1/01/09                                             1/08 at 102.00      BBB-         729,072
--------------------------------------------------------------------------------------------------------------------
               Oklahoma - 1.1%

       1,190   Oklahoma County Independent School District 89, Oklahoma       No Opt. Call       AAA       1,273,086
                City, Oklahoma, General Obligation Bonds, Series 2005,
                5.000%, 7/01/11 - AMBAC Insured

       6,000   Oklahoma Capitol Improvement Authority, State Highway          No Opt. Call       AAA       6,362,520
                Capital Improvement Revenue Bonds, Series 2000, 5.000%,
                12/01/09 - MBIA Insured

       1,500   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding   6/07 at 100.00        B-       1,465,575
                Bonds, American Airlines Inc., Series 2001A, 5.375%,
                12/01/35 (Alternative Minimum Tax) (Mandatory put 12/01/06)

----
89

Portfolio of Investments (Unaudited)
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
October 31, 2005

   Principal                                                                 Optional Call                    Market
Amount (000)   Description                                                     Provisions* Ratings**           Value
--------------------------------------------------------------------------------------------------------------------
               Oregon - 3.5%

 $     1,500   Clackamas County School District 12, North Clackamas,          No Opt. Call       AAA $     1,612,440
                Oregon, General Obligation Bonds, Series 2004, 5.000%,
                6/15/12 - FSA Insured

       7,500   Gilliam County, Oregon, Solid Waste Disposal Revenue Bonds,  5/08 at 100.00       BBB       7,520,100
                Waste Management Inc., Variable Rate Demand Obligations,
                Series 2000A, 4.150%, 8/01/25 (Alternative Minimum Tax)
                (Mandatory put 5/01/09)

       3,910   Oregon Department of Administrative Services, Certificates     No Opt. Call       AAA       4,069,958
                of Participation Refunding, Series 2002B, 5.000%, 5/01/08
                - MBIA Insured

       4,600   Oregon Department of Administrative Services, Certificates     No Opt. Call       AAA       4,917,584
                of Participation, Series 2004C, 5.000%, 5/01/11 - FSA
                Insured

       3,300   Tri-County Metropolitan Transportation District, Oregon,       No Opt. Call       AAA       3,551,625
                Limited Tax Pledge Revenue Bonds, Series 2005A, 5.000%,
                9/01/12 - FSA Insured

               Tri-County Metropolitan Transportation District, Oregon,
               Revenue Bonds, Series 2005:
       2,335    5.000%, 10/01/08 - AMBAC Insured                              No Opt. Call       AAA       2,445,446
       3,620    5.000%, 10/01/12 - AMBAC Insured                              No Opt. Call       AAA       3,891,029
--------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 3.5%

       2,000   Allegheny County, Pennsylvania, Revenue Refunding Bonds,       No Opt. Call       AAA       2,123,080
                Greater Pittsburgh International Airport, Series 1999,
                5.625%, 1/01/10 (Alternative Minimum Tax) - FGIC Insured

               Delaware County Industrial Development Authority,
               Pennsylvania, Resource Recovery Revenue Refunding Bonds,
               Series 1997A:
       4,000    6.500%, 1/01/08                                               No Opt. Call       BB+       4,179,920
       7,000    6.000%, 1/01/09                                             1/08 at 102.00       BB+       7,337,750

       4,000   Pennsylvania Economic Development Financing Authority,       1/06 at 100.00      BBB-       4,039,520
                Senior Lien Resource Recovery Revenue Bonds, Northampton
                Generating Project, Series 1994A, 6.500%, 1/01/13
                (Alternative Minimum Tax)

       2,510   Pennsylvania Higher Educational Facilities Authority,          No Opt. Call       AAA       2,683,466
                Revenue Bonds, Allegheny Delaware Valley Obligated Group,
                Series 1996A, 5.600%, 11/15/09 - MBIA Insured

       2,395   Pennsylvania Turnpike Commission, Registration Fee Revenue     No Opt. Call       AAA       2,577,236
                Bonds, Series 2005A, 5.000%, 7/15/12 - FSA Insured

         470   Philadelphia Redevelopment Authority, Pennsylvania,            No Opt. Call       N/R         472,449
                Multifamily Housing Mortgage Revenue Bonds, Cricket Court
                Apartments, Series 1998A, 5.600%, 4/01/08 (Alternative
                Minimum Tax)

       4,000   Pittsburgh, Pennsylvania, General Obligation Bonds, Series     No Opt. Call       AAA       4,247,120
                2005A, 5.000%, 9/01/10 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
               South Carolina - 2.7%

               Charleston County, South Carolina, Revenue Bonds,
               CareAlliance Heath Services, Series 2004A:
       1,690    5.000%, 8/15/08                                               No Opt. Call        A-       1,748,930
       1,400    5.000%, 8/15/09                                               No Opt. Call        A-       1,457,680
       1,980    5.000%, 8/15/10                                               No Opt. Call        A-       2,071,199

       7,110   Georgetown County, South Carolina, Environmental               No Opt. Call       BBB       7,614,526
                Improvement Revenue Refunding Bonds, International Paper
                Company, Series 2002A, 5.700%, 4/01/14

       7,215   Greenville County School District, South Carolina,             No Opt. Call       AA-       7,660,310
                Installment Purchase Revenue Bonds, Series 2002,
                5.250%, 12/01/09

       1,325   Lexington County Health Service District, South Carolina,      No Opt. Call         A       1,433,531
                Hospital Revenue Refunding and Improvement Bonds, Series
                2003, 5.500%, 11/01/13
--------------------------------------------------------------------------------------------------------------------
               Tennessee - 3.3%

      10,000   Memphis, Tennessee, Subordinate Lien Electric System           No Opt. Call       AAA      10,732,400
                Revenue Bonds, Series 2003A, 5.000%, 12/01/12 - MBIA
                Insured

       7,350   Shelby County Health, Educational and Housing Facilities       No Opt. Call       N/R       7,611,660
                Board, Tennessee, Revenue Bonds, Baptist Memorial
                Healthcare, Series 2004A, 5.000%, 9/01/20 (Mandatory put
                10/01/08)

               Sullivan County Health, Educational and Housing Facilities
               Board, Tennessee, Hospital Revenue Bonds, Wellmont Health
               System, Series 2002:
       1,645    5.750%, 9/01/08                                               No Opt. Call      BBB+       1,717,479
       1,740    6.125%, 9/01/09                                               No Opt. Call      BBB+       1,857,206
       1,350    6.250%, 9/01/10                                               No Opt. Call      BBB+       1,463,387

       2,920   Tennessee State School Bond Authority, Higher Educational      No Opt. Call       AAA       3,139,321
                Facilities Second Program Bonds, Series 2005A,
                5.000%, 5/01/13 - MBIA Insured

----
90

   Principal                                                                  Optional Call                    Market
Amount (000)   Description                                                      Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------------------
               Texas - 3.0%

 $     4,330   Brazos River Authority, Texas, Pollution Control Revenue        No Opt. Call      Baa2 $     4,364,727
                Bonds, Texas Utilities Company, Series 1995B,
                5.050%, 6/01/30 (Alternative Minimum Tax) (Mandatory put
                6/19/06)

       4,000   Brazos River Authority, Texas, Pollution Control Revenue        No Opt. Call      Baa2       4,502,960
                Refunding Bonds, TXU Energy Company LLC, Series 2003A,
                6.750%, 4/01/38 (Alternative Minimum Tax) (Mandatory put
                4/01/13)

       3,050   Houston, Texas, Subordinate Lien Airport System Revenue         No Opt. Call       AAA       3,189,751
                Refunding Bonds, Series 2001A, 5.000%, 7/01/10
                (Alternative Minimum Tax) - FGIC Insured

               Kerrville Health Facilities Development Corporation, Texas,
               Revenue Bonds, Sid Peterson Memorial Hospital Project,
               Series 2005:
         215    4.000%, 8/15/09                                                No Opt. Call      BBB-         214,316
         605    4.125%, 8/15/10                                                No Opt. Call      BBB-         601,878

       4,200   North Central Texas Health Facilities Development               No Opt. Call       AA-       4,390,344
                Corporation, Revenue Bonds, Baylor Healthcare System,
                Series 2002, 5.500%, 5/15/08

       2,805   Tom Green County Health Facilities Development Corporation,     No Opt. Call      Baa3       2,968,391
                Texas, Hospital Revenue Bonds, Shannon Health System
                Project, Series 2001, 6.200%, 5/15/11

       4,000   Trinity River Authority of Texas, Pollution Control Revenue     No Opt. Call      Baa2       4,045,880
                Refunding Bonds, TXU Electric Company, Series 2001A,
                5.000%, 5/01/27 (Alternative Minimum Tax) (Mandatory put
                11/01/06)
---------------------------------------------------------------------------------------------------------------------
               Virgin Islands - 0.3%

       2,070   Virgin Islands Water and Power Authority, Electric System       No Opt. Call       N/R       2,090,824
                Revenue Refunding Bonds, Series 1998, 5.250%, 7/01/06
---------------------------------------------------------------------------------------------------------------------
               Virginia - 3.8%

       2,000   Pocahontas Parkway Association, Virginia, Senior Lien           No Opt. Call       BB-       2,015,720
                Revenue Bonds, Route 895 Connector Toll Road, Series
                1998A, 5.000%, 8/15/06

       7,000   Southeastern Public Service Authority, Virginia, Senior         No Opt. Call       AAA       7,524,440
                Revenue Refunding Bonds, Regional Solid Waste System,
                Series 1993A, 5.250%, 7/01/10 - MBIA Insured

               The Rector and Visitors of the University of Virginia,
               General Revenue Bonds, Series 2005:
       1,455    4.000%, 6/01/07                                                No Opt. Call       AAA       1,475,094
       1,070    4.000%, 6/01/08                                                No Opt. Call       AAA       1,090,448
       2,935    5.000%, 6/01/12                                                No Opt. Call       AAA       3,163,138

       1,520   Virginia Beach Development Authority, Public Facilities         No Opt. Call        AA       1,632,784
                Revenue Bonds, Series 2005A, 5.000%, 5/01/12

       8,085   Virginia Port Authority, General Fund Revenue Bonds, Series     No Opt. Call       AA+       8,523,450
                1998, 5.500%, 7/01/08 (Alternative Minimum Tax)

       5,000   York County Industrial Development Authority, Virginia,      11/06 at 101.00        A3       5,155,500
                Pollution Control Revenue Bonds, Virginia Electric and
                Power Company, Series 1985, 5.500%, 7/01/09
---------------------------------------------------------------------------------------------------------------------
               Washington - 2.5%

       6,000   Energy Northwest, Washington, Electric Revenue Refunding        No Opt. Call       AAA       6,545,640
                Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/11 -
                XLCA Insured

       2,000   Seattle, Washington, Municipal Light and Power Revenue       10/09 at 101.00    Aa3***       2,205,480
                Bonds, Series 1999, 6.000%, 10/01/11 (Pre-refunded
                to 10/01/09)

       4,160   Seattle, Washington, Solid Waste Utility Revenue Refunding      No Opt. Call       AAA       4,317,165
                Bonds, Series 1999, 5.500%, 8/01/07 - FSA Insured

       3,000   Snohomish County Public Utility District 1, Washington,         No Opt. Call       Aa3       3,005,070
                Electric System Revenue Bonds, Series 2003,
                5.000%, 12/01/05

       3,500   Washington Public Power Supply System, Revenue Refunding        No Opt. Call       AAA       3,809,155
                Bonds, Nuclear Project 2, Series 1997A, 6.000%, 7/01/09 -
                FSA Insured
---------------------------------------------------------------------------------------------------------------------
               Wisconsin - 0.8%

         800   Wisconsin Health and Educational Facilities Authority,          No Opt. Call    N/R***         828,080
                Revenue Bonds, FH Healthcare Development Inc., Series
                1999, 5.625%, 11/15/09

               Wisconsin Health and Educational Facilities Authority,
               Revenue Bonds, Froedtert and Community Health Obligated
               Group, Series 2001:
       1,000    5.625%, 10/01/10                                               No Opt. Call       AA-       1,069,310
       1,100    5.625%, 10/01/11                                               No Opt. Call       AA-       1,184,601

----
91

Portfolio of Investments (Unaudited)
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
October 31, 2005

   Principal                                                                Optional Call                    Market
Amount (000)   Description                                                    Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
               Wisconsin (continued)

               Wisconsin Health and Educational Facilities Authority,
               Revenue Bonds, Marshfield Clinic, Series 2001B:
 $       600    6.250%, 2/15/09                                              No Opt. Call      BBB+ $       637,372
       1,250    6.500%, 2/15/12                                              No Opt. Call      BBB+       1,385,572

       1,000   Wisconsin Health and Educational Facilities Authority,        No Opt. Call       AA-       1,034,440
                Revenue Bonds, Froedtert and Community Health Obligated
                Group, Series 2005A, 5.000%, 4/01/08
-------------------------------------------------------------------------------------------------------------------
 $   749,358   Total Long-Term Investments (cost $788,016,670) - 98.6%                                  789,543,309
-------------------------------------------------------------------------------------------------------------------
------------
               Short-Term Investments - 0.1%

         500   Idaho Health Facilities Authority, Revenue Bonds, St.                         VMIG-1         500,000
                Luke's Regional Medical Center, Variable Rate Demand
                Obligations, Series 2000, 2.730%, 7/01/30 - FSA Insured +
-------------------------------------------------------------------------------------------------------------------
 $       500   Total Short-Term Investments (cost $500,000)                                                 500,000
-------------------------------------------------------------------------------------------------------------------
------------
               Total Investments (cost $788,516,670) - 98.7%                                            790,043,309
               ---------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.3%                                                      10,236,999
               ---------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                    $   800,280,308
               ---------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
           # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                                See accompanying notes to financial statements.

----
92

Statement of Assets and Liabilities (Unaudited)
October 31, 2005


                                                                                    High Yield  All-American       Insured
---------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $2,231,835,384, $333,240,726, $828,266,589, $2,295,863,057  $349,590,807  $868,700,095
 $2,516,931,210 and $788,516,670, respectively)
Cash                                                                                   47,493       617,990       127,638
Receivables:
  Interest                                                                         38,835,967     5,812,003    12,635,193
  Investments sold                                                                  4,965,782         5,029     4,589,184
  Shares sold                                                                      17,656,380       268,686       253,927
Other assets                                                                           21,082        25,295        60,527
---------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                2,357,389,761   356,319,810   886,366,564
---------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                             --            --            --
Payables:
  Investments purchased                                                            29,105,772            --    14,779,967
  Shares redeemed                                                                   2,097,496       232,698       347,903
Accrued expenses:
  Management fees                                                                   1,048,159       144,743       345,334
  12b-1 distribution and service fees                                                 781,266       117,713        87,103
  Other                                                                               183,722       109,942       296,616
Dividends payable                                                                   8,949,127     1,273,647     3,054,532
---------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                              42,165,542     1,878,743    18,911,455
---------------------------------------------------------------------------------------------------------------------------
Net assets                                                                     $2,315,224,219  $354,441,067  $867,455,109
---------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                     $1,297,844,133  $237,139,153  $205,716,418
Shares outstanding                                                                 59,256,592    21,806,767    18,956,038
Net asset value per share                                                      $        21.90  $      10.87  $      10.85
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20%, 4.20%, 4.20%, 3.00% and 2.50%,
 respectively, of offering price)                                              $        22.86  $      11.35  $      11.33
---------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                     $  161,690,247  $ 36,926,533  $ 37,229,381
Shares outstanding                                                                  7,390,952     3,389,465     3,427,389
Net asset value and offering price per share                                   $        21.88  $      10.89  $      10.86
---------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                     $  701,865,917  $ 73,724,661  $ 33,994,074
Shares outstanding                                                                 32,066,535     6,781,167     3,154,065
Net asset value and offering price per share                                   $        21.89  $      10.87  $      10.78
---------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                     $  153,823,922  $  6,650,720  $590,515,236
Shares outstanding                                                                  7,020,578       609,712    54,542,587
Net asset value and offering price per share                                   $        21.91  $      10.91  $      10.83
---------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
---------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                $2,252,460,558  $351,291,201  $819,696,656
Undistributed (Over-distribution of) net investment income                           (926,780)     (339,553)     (178,117)
Accumulated net realized gain (loss) from investments                                (337,232)  (12,860,662)    7,503,064
Net unrealized appreciation (depreciation) of investments                          64,027,673    16,350,081    40,433,506
---------------------------------------------------------------------------------------------------------------------------
Net assets                                                                     $2,315,224,219  $354,441,067  $867,455,109
---------------------------------------------------------------------------------------------------------------------------

                                                                                 Intermediate       Limited
                                                                                     Duration          Term
-----------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $2,231,835,384, $333,240,726, $828,266,589, $2,585,872,591 $790,043,309
 $2,516,931,210 and $788,516,670, respectively)
Cash                                                                                   99,592           --
Receivables:
  Interest                                                                         42,042,375   12,834,939
  Investments sold                                                                 23,207,221   14,582,466
  Shares sold                                                                         364,780    2,496,700
Other assets                                                                          193,435       46,266
-----------------------------------------------------------------------------------------------------------
    Total assets                                                                2,651,779,994  820,003,680
-----------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                             --      246,176
Payables:
  Investments purchased                                                            71,675,894   14,644,964
  Shares redeemed                                                                   2,650,056    2,001,593
Accrued expenses:
  Management fees                                                                     974,252      285,255
  12b-1 distribution and service fees                                                 110,834      223,905
  Other                                                                               858,846      198,987
Dividends payable                                                                   8,059,242    2,122,492
-----------------------------------------------------------------------------------------------------------
    Total liabilities                                                              84,329,124   19,723,372
-----------------------------------------------------------------------------------------------------------
Net assets                                                                     $2,567,450,870 $800,280,308
-----------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                     $  260,461,046 $485,025,376
Shares outstanding                                                                 28,993,620   45,638,937
Net asset value per share                                                      $         8.98 $      10.63
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20%, 4.20%, 4.20%, 3.00% and 2.50%,
 respectively, of offering price)                                              $         9.26 $      10.90
-----------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                     $   32,644,700 $        N/A
Shares outstanding                                                                  3,626,431          N/A
Net asset value and offering price per share                                   $         9.00 $        N/A
-----------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                     $   62,342,970 $300,233,859
Shares outstanding                                                                  6,929,376   28,320,787
Net asset value and offering price per share                                   $         9.00 $      10.60
-----------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                     $2,212,002,154 $ 15,021,073
Shares outstanding                                                                245,901,486    1,420,030
Net asset value and offering price per share                                   $         9.00 $      10.58
-----------------------------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------
Capital paid-in                                                                $2,484,784,154 $802,856,700
Undistributed (Over-distribution of) net investment income                          5,437,212      304,439
Accumulated net realized gain (loss) from investments                               8,288,123   (4,407,470)
Net unrealized appreciation (depreciation) of investments                          68,941,381    1,526,639
-----------------------------------------------------------------------------------------------------------
Net assets                                                                     $2,567,450,870 $800,280,308
-----------------------------------------------------------------------------------------------------------

N/A - LimitedTerm is not authorized to issue Class B Shares.

                                See accompanying notes to financial statements.

----
93

Statement of Operations (Unaudited)
Six Months Ended October 31, 2005

                                                                                                              Intermediate
                                                                      High Yield All-American        Insured      Duration
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Investment Income                                                   $55,891,020   $ 9,308,431  $ 21,730,639  $ 58,480,336
---------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                       5,272,779       864,690     2,077,702     5,857,410
12b-1 service fees - Class A                                          1,037,928       240,579       206,582       257,491
12b-1 distribution and service fees - Class B                           744,765       186,100       188,205       163,685
12b-1 distribution and service fees - Class C                         2,234,526       280,190       128,769       241,705
Shareholders' servicing agent fees and expenses                         452,755        97,192       285,978       860,857
Custodian's fees and expenses                                           231,431        58,354       118,783       299,922
Trustees' fees and expenses                                              12,902         3,576         8,323        25,842
Professional fees                                                       152,542        12,278        30,120        80,401
Shareholders' reports - printing and mailing expenses                   114,213        21,166        48,705       149,205
Federal and state registration fees                                     132,887        26,709        36,601        44,063
Portfolio insurance expense                                                  --            --         1,114            --
Other expenses                                                            8,756         4,717        12,488        40,380
---------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                           10,395,484     1,795,551     3,143,370     8,020,961
  Custodian fee credit                                                  (28,715)      (16,262)       (7,548)      (40,568)
---------------------------------------------------------------------------------------------------------------------------
Net expenses                                                         10,366,769     1,779,289     3,135,822     7,980,393
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                45,524,251     7,529,142    18,594,817    50,499,943
---------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments                               (91,781)      433,369     3,007,850       227,478
Net change in unrealized appreciation (depreciation) of investments  (1,567,673)   (5,540,010)  (17,915,895)  (33,248,326)
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (1,659,454)   (5,106,641)  (14,908,045)  (33,020,848)
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                          $43,864,797   $ 2,422,501  $  3,686,772  $ 17,479,095
---------------------------------------------------------------------------------------------------------------------------

                                                                          Limited
                                                                             Term
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Investment Income                                                   $ 16,389,215
---------------------------------------------------------------------------------
Expenses
Management fees                                                        1,708,951
12b-1 service fees - Class A                                             491,142
12b-1 distribution and service fees - Class B                                N/A
12b-1 distribution and service fees - Class C                            855,477
Shareholders' servicing agent fees and expenses                          204,644
Custodian's fees and expenses                                            110,594
Trustees' fees and expenses                                                7,618
Professional fees                                                         30,939
Shareholders' reports - printing and mailing expenses                     45,711
Federal and state registration fees                                       31,551
Portfolio insurance expense                                                   --
Other expenses                                                            11,118
---------------------------------------------------------------------------------
Total expenses before custodian fee credit                             3,497,745
  Custodian fee credit                                                   (12,987)
---------------------------------------------------------------------------------
Net expenses                                                           3,484,758
---------------------------------------------------------------------------------
Net investment income                                                 12,904,457
---------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments                               (499,366)
Net change in unrealized appreciation (depreciation) of investments  (10,093,160)
---------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (10,592,526)
---------------------------------------------------------------------------------
Net increase in net assets from operations                          $  2,311,931
---------------------------------------------------------------------------------

N/A - LimitedTerm is not authorized to issue Class B Shares.

                                See accompanying notes to financial statements.

----
94

Statement of Changes in Net Assets (Unaudited)

                                                                                 High Yield
                                                                      --------------------------------
                                                                      Six Months Ended       Year Ended
                                                                              10/31/05          4/30/05
--------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                   $   45,524,251  $   47,348,676
Net realized gain (loss) from investments                                      (91,781)        (12,176)
Net change in unrealized appreciation (depreciation) of investments         (1,567,673)     54,508,425
--------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  43,864,797     101,844,925
--------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                  (25,981,767)    (25,899,577)
  Class B                                                                   (3,416,400)     (6,149,154)
  Class C                                                                  (13,393,663)    (13,925,972)
  Class R                                                                   (3,124,105)     (2,329,839)
From accumulated net realized gains from investments:
  Class A                                                                           --        (147,747)
  Class B                                                                           --         (37,967)
  Class C                                                                           --         (84,738)
  Class R                                                                           --         (13,064)
--------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                  (45,915,935)    (48,588,058)
--------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                               961,432,962     988,764,725
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                           19,483,696      16,960,342
--------------------------------------------------------------------------------------------------------
                                                                           980,916,658   1,005,725,067
Cost of shares redeemed                                                   (138,606,882)   (118,579,083)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions         842,309,776     887,145,984
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                      840,258,638     940,402,851
Net assets at the beginning of period                                    1,474,965,581     534,562,730
--------------------------------------------------------------------------------------------------------
Net assets at the end of period                                         $2,315,224,219  $1,474,965,581
--------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                              $     (926,780) $     (535,096)
--------------------------------------------------------------------------------------------------------

                                                                               All-American
                                                                      ------------------------------
                                                                      Six Months Ended     Year Ended
                                                                              10/31/05        4/30/05
-----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                     $  7,529,142  $ 15,417,069
Net realized gain (loss) from investments                                      433,369        19,704
Net change in unrealized appreciation (depreciation) of investments         (5,540,010)    8,791,996
-----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                   2,422,501    24,228,769
-----------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                   (5,321,651)  (10,676,046)
  Class B                                                                     (718,008)   (1,667,701)
  Class C                                                                   (1,433,663)   (2,987,862)
  Class R                                                                     (162,762)     (294,144)
From accumulated net realized gains from investments:
  Class A                                                                           --            --
  Class B                                                                           --            --
  Class C                                                                           --            --
  Class R                                                                           --            --
-----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                   (7,636,084)  (15,625,753)
-----------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                42,314,587    47,088,630
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                            3,291,228     5,797,553
-----------------------------------------------------------------------------------------------------
                                                                            45,605,815    52,886,183
Cost of shares redeemed                                                    (41,955,942)  (50,730,332)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions           3,649,873     2,155,851
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                       (1,563,710)   10,758,867
Net assets at the beginning of period                                      356,004,777   345,245,910
-----------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $354,441,067  $356,004,777
-----------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                $   (339,553) $   (232,611)
-----------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
95

                                                                                  Insured
                                                                      -------------------------------
                                                                      Six Months Ended      Year Ended
                                                                              10/31/05         4/30/05
-------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                     $ 18,594,817  $  39,718,880
Net realized gain (loss) from investments                                    3,007,850      7,541,196
Net change in unrealized appreciation (depreciation) of investments        (17,915,895)     7,531,171
-------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                   3,686,772     54,791,247
-------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                   (4,171,370)    (8,678,624)
  Class B                                                                     (651,076)    (1,529,785)
  Class C                                                                     (597,727)    (1,301,073)
  Class R                                                                  (12,942,531)   (28,541,541)
From accumulated net realized gains from investments:
  Class A                                                                           --             --
  Class B                                                                           --             --
  Class C                                                                           --             --
  Class R                                                                           --             --
-------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                  (18,362,704)   (40,051,023)
-------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                26,353,424     42,024,604
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                           11,940,896     25,734,052
-------------------------------------------------------------------------------------------------------
                                                                            38,294,320     67,758,656
Cost of shares redeemed                                                    (46,161,647)  (107,755,375)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions          (7,867,327)   (39,996,719)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                      (22,543,259)   (25,256,495)
Net assets at the beginning of period                                      889,998,368    915,254,863
-------------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $867,455,109  $ 889,998,368
-------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                $   (178,117) $    (410,230)
-------------------------------------------------------------------------------------------------------

                                                                            Intermediate Duration
                                                                      --------------------------------
                                                                      Six Months Ended       Year Ended
                                                                              10/31/05          4/30/05
-------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                   $   50,499,943  $  107,528,166
Net realized gain (loss) from investments                                      227,478      14,057,207
Net change in unrealized appreciation (depreciation) of investments        (33,248,326)     46,869,368
-------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  17,479,095     168,454,741
-------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                   (4,625,438)     (9,253,962)
  Class B                                                                     (485,396)     (1,129,123)
  Class C                                                                     (971,116)     (2,045,263)
  Class R                                                                  (43,412,484)    (94,588,003)
From accumulated net realized gains from investments:
  Class A                                                                           --      (3,331,002)
  Class B                                                                           --        (500,658)
  Class C                                                                           --        (866,388)
  Class R                                                                           --     (31,920,304)
-------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                  (49,494,434)   (143,634,703)
-------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                45,605,550      91,158,687
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                           36,179,422     107,161,464
-------------------------------------------------------------------------------------------------------
                                                                            81,784,972     198,320,151
Cost of shares redeemed                                                   (131,092,385)   (282,273,873)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions         (49,307,413)    (83,953,722)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                      (81,322,752)    (59,133,684)
Net assets at the beginning of period                                    2,648,773,622   2,707,907,306
-------------------------------------------------------------------------------------------------------
Net assets at the end of period                                         $2,567,450,870  $2,648,773,622
-------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                              $    5,437,212  $    4,431,703
-------------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
96

                                                                                Limited Term
                                                                      -------------------------------
                                                                      Six Months Ended      Year Ended
                                                                              10/31/05         4/30/05
------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                     $ 12,904,457  $  26,822,552
Net realized gain (loss) from investments                                     (499,366)      (760,509)
Net change in unrealized appreciation (depreciation) of investments        (10,093,160)    (1,335,060)
------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                   2,311,931     24,726,983
------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                   (7,906,222)   (16,156,472)
  Class B                                                                          N/A            N/A
  Class C                                                                   (4,495,205)    (9,754,944)
  Class R                                                                     (333,649)      (536,642)
From accumulated net realized gains from investments:
  Class A                                                                           --             --
  Class B                                                                          N/A            N/A
  Class C                                                                           --             --
  Class R                                                                           --             --
------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                  (12,735,076)   (26,448,058)
------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                75,210,797    149,514,845
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                            6,388,815     11,896,151
------------------------------------------------------------------------------------------------------
                                                                            81,599,612    161,410,996
Cost of shares redeemed                                                    (91,674,996)  (229,740,737)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions         (10,075,384)   (68,329,741)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                      (20,498,529)   (70,050,816)
Net assets at the beginning of period                                      820,778,837    890,829,653
------------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $800,280,308  $ 820,778,837
------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                $    304,439  $     135,058
------------------------------------------------------------------------------------------------------

N/A - LimitedTerm is not authorized to issue Class B Shares.



                                See accompanying notes to financial statements.

----
97

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Municipal Trust (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen High Yield Municipal Bond Fund ("High Yield"), Nuveen All-American Municipal Bond Fund ("All-American"), Nuveen Insured Municipal Bond Fund ("Insured"), Nuveen Intermediate Duration Municipal Bond Fund ("Intermediate Duration") and Nuveen Limited Term Municipal Bond Fund ("Limited Term") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds, other than High Yield, were each organized as a series of predecessor trusts or corporations prior to that date.

High Yield invests substantially all of its assets in municipal bonds for high current income exempt from regular federal income taxes and capital appreciation. Under normal circumstances, at least 80% of the Fund's assets will be invested in medium to low-quality municipal bonds. The Fund may also invest in defaulted municipal bonds, inverse floating rate securities, municipal forwards and short-term municipal investments.

All-American, Insured, Intermediate Duration and Limited Term seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 2005, High Yield, Insured, Intermediate Duration and Limited Term had outstanding when-issued purchase commitments of $22,597,196, $10,561,011, $32,426,304 and
$3,700,090, respectively. There were no such outstanding purchase commitments in All-American.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore,


----
98
each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Insurance
Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, C and R Shares. High Yield, All-American, Insured and Intermediate Duration also offer Class B Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a ..55% (.35% for Limited Term) annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds are authorized to invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the six months ended October 31, 2005, High Yield, All-American and Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Intermediate Duration and Limited Term did not invest in any such securities during the six months ended October 31, 2005.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the


----
99
financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                          High Yield
                                                    -----------------------------------------------------
                                                         Six Months Ended              Year Ended
                                                             10/31/05                    4/30/05
                                                    -------------------------  --------------------------
                                                         Shares         Amount      Shares          Amount
----------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           26,888,472  $ 593,211,517  26,674,105  $  569,714,521
  Class A - automatic conversion of Class B shares         177          3,872       1,164          25,264
  Class B                                              948,432     20,897,103   2,274,723      48,191,442
  Class C                                           11,840,053    261,010,730  14,444,549     308,434,592
  Class R                                            3,911,608     86,309,740   2,914,981      62,398,906
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              509,655     11,253,734     431,845       9,196,351
  Class B                                               54,437      1,200,408      91,821       1,941,578
  Class C                                              222,428      4,908,896     209,398       4,448,749
  Class R                                               95,969      2,120,658      64,447       1,373,664
----------------------------------------------------------------------------------------------------------
                                                    44,471,231    980,916,658  47,107,033   1,005,725,067
----------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (4,171,071)   (91,998,874) (3,593,917)    (76,506,165)
  Class B                                             (305,228)    (6,718,997)   (625,745)    (13,224,137)
  Class B - automatic conversion to Class A shares        (177)        (3,872)     (1,166)        (25,264)
  Class C                                           (1,226,962)   (27,039,985) (1,048,023)    (22,190,226)
  Class R                                             (583,091)   (12,845,154)   (311,226)     (6,633,291)
----------------------------------------------------------------------------------------------------------
                                                    (6,286,529)  (138,606,882) (5,580,077)   (118,579,083)
----------------------------------------------------------------------------------------------------------
Net increase                                        38,184,702  $ 842,309,776  41,526,956  $  887,145,984
----------------------------------------------------------------------------------------------------------

                                                                         All-American
                                                    -----------------------------------------------------
                                                         Six Months Ended              Year Ended
                                                             10/31/05                    4/30/05
                                                    -------------------------  --------------------------
                                                         Shares         Amount      Shares          Amount
----------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            2,930,423  $  32,342,851   3,033,919  $   33,308,469
  Class A - automatic conversion of Class B shares      62,527        693,604      19,815         218,445
  Class B                                              112,124      1,242,591     242,960       2,668,447
  Class C                                              668,058      7,373,045     866,298       9,489,375
  Class R                                               59,844        662,496     127,335       1,403,894
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              211,199      2,337,080     366,494       3,999,150
  Class B                                               30,080        333,400      62,531         683,484
  Class C                                               45,257        500,418      82,984         905,147
  Class R                                               10,843        120,330      19,174         209,772
----------------------------------------------------------------------------------------------------------
                                                     4,130,355     45,605,815   4,821,510      52,886,183
----------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (2,657,805)   (29,340,294) (3,075,339)    (33,404,404)
  Class B                                             (342,902)    (3,789,552)   (697,741)     (7,606,104)
  Class B - automatic conversion to Class A shares     (62,416)      (693,604)    (19,779)       (218,445)
  Class C                                             (664,232)    (7,336,686)   (828,110)     (8,977,828)
  Class R                                              (72,557)      (795,806)    (48,417)       (523,551)
----------------------------------------------------------------------------------------------------------
                                                    (3,799,912)   (41,955,942) (4,669,386)    (50,730,332)
----------------------------------------------------------------------------------------------------------
Net increase                                           330,443  $   3,649,873     152,124  $    2,155,851
----------------------------------------------------------------------------------------------------------


----
100

                                                                            Insured
                                                    ------------------------------------------------------
                                                         Six Months Ended               Year Ended
                                                             10/31/05                     4/30/05
                                                    --------------------------  --------------------------
                                                          Shares         Amount       Shares         Amount
-----------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             1,790,397  $  19,737,701    2,554,433  $  28,063,408
  Class A - automatic conversion of Class B shares       63,129        699,027       15,607        171,460
  Class B                                               112,102      1,237,966      260,014      2,867,395
  Class C                                               270,326      2,963,614      451,237      4,918,092
  Class R                                               155,878      1,715,116      549,342      6,004,249
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                               210,018      2,321,944      451,953      4,956,617
  Class B                                                29,067        321,696       58,113        637,773
  Class C                                                32,242        354,052       64,569        703,075
  Class R                                               810,823      8,943,204    1,777,031     19,436,587
-----------------------------------------------------------------------------------------------------------
                                                      3,473,982     38,294,320    6,182,299     67,758,656
-----------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (1,293,511)   (14,245,966)  (3,337,296)   (36,490,831)
  Class B                                              (342,213)    (3,777,747)    (682,355)    (7,453,950)
  Class B - automatic conversion to Class A shares      (63,083)      (699,027)     (15,596)      (171,460)
  Class C                                              (237,794)    (2,604,832)    (724,479)    (7,866,623)
  Class R                                            (2,257,490)   (24,834,075)  (5,107,529)   (55,772,511)
-----------------------------------------------------------------------------------------------------------
                                                     (4,194,091)   (46,161,647)  (9,867,255)  (107,755,375)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)                                (720,109) $  (7,867,327)  (3,684,956) $ (39,996,719)
-----------------------------------------------------------------------------------------------------------

                                                                     Intermediate Duration
                                                    ------------------------------------------------------
                                                         Six Months Ended               Year Ended
                                                             10/31/05                     4/30/05
                                                    --------------------------  --------------------------
                                                          Shares         Amount       Shares         Amount
-----------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             3,261,066  $  29,611,864    5,215,478  $  47,465,936
  Class A - automatic conversion of Class B shares       52,986        482,711       15,526        140,579
  Class B                                               121,555      1,105,848      621,037      5,608,519
  Class C                                               582,606      5,302,645    1,625,736     14,816,749
  Class R                                             1,000,743      9,102,482    2,538,232     23,126,904
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                               339,048      3,086,884      965,975      8,773,897
  Class B                                                20,205        184,350       67,348        612,432
  Class C                                                33,867        308,870      110,718      1,006,546
  Class R                                             3,575,099     32,599,318   10,638,675     96,768,589
-----------------------------------------------------------------------------------------------------------
                                                      8,987,175     81,784,972   21,798,725    198,320,151
-----------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (2,181,160)   (19,814,883)  (4,687,556)   (42,594,313)
  Class B                                              (424,834)    (3,868,253)    (828,879)    (7,525,940)
  Class B - automatic conversion to Class A shares      (52,891)      (482,711)     (15,499)      (140,579)
  Class C                                              (711,493)    (6,467,767)  (1,637,016)   (14,876,078)
  Class R                                           (11,039,718)  (100,458,771) (23,885,122)  (217,136,963)
-----------------------------------------------------------------------------------------------------------
                                                    (14,410,096)  (131,092,385) (31,054,072)  (282,273,873)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)                              (5,422,921) $ (49,307,413)  (9,255,347) $ (83,953,722)
-----------------------------------------------------------------------------------------------------------


----
101

                                                                      Limited Term
                                                  ----------------------------------------------------
                                                      Six Months Ended              Year Ended
                                                          10/31/05                    4/30/05
                                                  ------------------------  --------------------------
                                                       Shares        Amount       Shares         Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          4,416,625  $ 47,380,884    8,167,026  $  88,194,748
  Class C                                          2,118,701    22,694,207    4,990,951     53,754,060
  Class R                                            480,970     5,135,706      703,635      7,566,037
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            416,512     4,479,494      775,474      8,370,347
  Class C                                            151,851     1,629,024      286,799      3,088,520
  Class R                                             26,187       280,297       40,688        437,284
-------------------------------------------------------------------------------------------------------
                                                   7,610,846    81,599,612   14,964,573    161,410,996
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (4,707,581)  (50,507,747) (11,970,640)  (129,078,747)
  Class C                                         (3,102,720)  (33,232,499)  (9,165,892)   (98,558,111)
  Class R                                           (746,851)   (7,934,750)    (195,768)    (2,103,879)
-------------------------------------------------------------------------------------------------------
                                                  (8,557,152)  (91,674,996) (21,332,300)  (229,740,737)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                             (946,306) $(10,075,384)  (6,367,727) $ (68,329,741)
-------------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the six months ended October 31, 2005, were as follows:

                             High        All-              Intermediate      Limited
                            Yield    American      Insured     Duration         Term
------------------------------------------------------------------------------------
Purchases            $828,706,602 $21,914,926 $149,061,685 $481,439,826 $222,642,373
Sales and maturities   30,013,842  18,213,500  162,397,779  526,888,719  233,241,798
------------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At October 31, 2005, the cost of investments was as follows:

                              High         All-                Intermediate      Limited
                             Yield     American      Insured       Duration         Term
----------------------------------------------------------------------------------------
Cost of investments $2,229,419,636 $333,056,365 $828,071,883 $2,510,341,567 $787,934,330
----------------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2005, were as follows:

                                                    High         All-              Intermediate       Limited
                                                   Yield     American      Insured     Duration          Term
-------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $ 85,230,527  $18,289,554  $42,808,688   $84,396,525  $10,406,985
  Depreciation                              (18,787,106)  (1,755,112)  (2,180,476)   (8,865,501)  (8,298,006)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments $ 66,443,421  $16,534,442  $40,628,212   $75,531,024  $ 2,108,979
-------------------------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at April 30, 2005, the Funds' last fiscal year end, were as follows:

                                                High     All-            Intermediate    Limited
                                               Yield American    Insured     Duration       Term
------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*      $3,489,074 $855,146 $1,938,532   $5,323,258 $1,755,614
Undistributed net ordinary income**           49,536       --    101,772    1,145,776         --
Undistributed net long-term capital gains         --       --  4,495,214    8,068,796         --
------------------------------------------------------------------------------------------------

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 8, 2005, paid on May 2, 2005.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.


----
102

The tax character of distributions paid during the fiscal year ended April 30, 2005, the Funds' last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

                                                      High        All-             Intermediate     Limited
                                                     Yield    American     Insured     Duration        Term
-----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $44,623,864 $15,722,463 $40,202,182 $105,252,250 $26,603,821
Distributions from net ordinary income**           510,535          --     262,308    2,577,523      21,989
Distributions from net long-term capital gains      16,816          --          --   36,553,974          --
-----------------------------------------------------------------------------------------------------------

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At April 30, 2005, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                               High        All-    Limited
                              Yield    American       Term
                     -------------------------------------
                     2008  $     -- $ 2,799,738 $       --
                     2009        --   6,509,058  1,811,729
                     2010        --          --    337,552
                     2011        --          --    998,547
                     2012        --   3,378,131         --
                     2013   238,042     605,410    169,527
                     -------------------------------------
                     Total $238,042 $13,292,337 $3,317,355
                     -------------------------------------

At April 30, 2005, the Funds' last fiscal year end, Limited Term elected to defer $590,750 of net realized losses from investments incurred from November 1, 2004 through April 30, 2005 ("post-October losses'') in accordance with Federal income tax regulations. The post-October losses were treated as having arisen on the first day of the current fiscal year.

5. Management Fee and Other Transactions with Affiliates

Each Fund's management fee is separated into two components--a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

                                                      High Yield
              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .4000%
              For the next $125 million                    .3875
              For the next $250 million                    .3750
              For the next $500 million                    .3625
              For the next $1 billion                      .3500
              For net assets over $2 billion               .3250
              ---------------------------------------------------

                                           All-American
                                                Insured
                                  Intermediate Duration         Limited Term
   Average Daily Net Assets         Fund-Level Fee Rate  Fund-Level Fee Rate
   --------------------------------------------------------------------------
   For the first $125 million                     .3000%               .2500%
   For the next $125 million                      .2875                .2375
   For the next $250 million                      .2750                .2250
   For the next $500 million                      .2625                .2125
   For the next $1 billion                        .2500                .2000
   For the next $3 billion                        .2250                .1750
   For net assets over $5 billion                 .2125                .1625
   --------------------------------------------------------------------------


----
103

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of October 31, 2005, the complex-level fee rate was .1905%.

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Insured and Intermediate Duration in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .975% of the average daily net assets of Insured and ..75% of the average daily net assets of Intermediate Duration. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the six months ended October 31, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                  High     All-          Intermediate  Limited
                                 Yield American  Insured     Duration     Term
 -----------------------------------------------------------------------------
 Sales charges collected    $5,153,263 $373,179 $255,026     $123,060 $137,729
 Paid to authorized dealers  4,563,115  335,360  225,824      104,304  117,575
 -----------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended October 31, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                               High     All-          Intermediate  Limited
                              Yield American  Insured     Duration     Term
     ----------------------------------------------------------------------
     Commission advances $4,513,113 $212,023 $108,731      $79,204 $244,659
     ----------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended October 31, 2005, the Distributor retained such 12b-1 fees as follows:

                               High     All-          Intermediate  Limited
                              Yield American  Insured     Duration     Term
     ----------------------------------------------------------------------
     12b-1 fees retained $2,132,154 $188,974 $172,119     $173,242 $121,228
     ----------------------------------------------------------------------



----
104

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended October 31, 2005, as follows:

                            High     All-         Intermediate Limited
                           Yield American Insured     Duration    Term
          ------------------------------------------------------------
          CDSC retained $322,022  $51,704 $57,940      $70,644 $36,060
          ------------------------------------------------------------

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.

7. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 1, 2005, to shareholders of record on November 9, 2005, as follows:

                              High     All-         Intermediate Limited
                             Yield American Insured     Duration    Term
        ----------------------------------------------------------------
        Dividend per share:
          Class A           $.0920   $.0410  $.0375       $.0270  $.0290
          Class B            .0785    .0340   .0305        .0210     N/A
          Class C            .0820    .0360   .0320        .0225   .0260
          Class R            .0955    .0425   .0390        .0285   .0310
        ----------------------------------------------------------------

N/A - LimitedTerm is not authorized to issue Class B Shares.


----
105

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations       Less Distributions
                     --------------------------- ------------------------                     ----------


HIGH YIELD




                                      Net
           Beginning       Net  Realized/            Net                    Ending                Ending
                 Net   Invest- Unrealized        Invest-                       Net                   Net
Year Ended     Asset      ment       Gain           ment  Capital            Asset     Total      Assets
April 30,      Value Income(a)     (Loss)  Total  Income    Gains    Total   Value Return(b)       (000)
---------------------------------------------------------------------------------------------------------
Class A (6/99)
  2006(e)     $21.84     $ .55      $ .08  $ .63  $ (.57)   $  --  $ (.57) $21.90       2.88% $1,297,844
  2005         20.55      1.18       1.34   2.52   (1.22)    (.01)  (1.23)  21.84      12.60     786,921
  2004         19.67      1.24        .88   2.12   (1.24)      --   (1.24)  20.55      11.01     257,187
  2003         19.88      1.21       (.13)  1.08   (1.24)    (.05)  (1.29)  19.67       5.56      91,793
  2002         18.93      1.33        .84   2.17   (1.22)      --   (1.22)  19.88      11.73      33,911
  2001         18.60      1.19        .34   1.53   (1.20)      --   (1.20)  18.93       8.52      14,899
Class B (6/99)
  2006(e)      21.82       .47        .08    .55    (.49)      --    (.49)  21.88       2.50     161,690
  2005         20.53      1.03       1.34   2.37   (1.07)    (.01)  (1.08)  21.82      11.78     146,041
  2004         19.65      1.09        .88   1.97   (1.09)      --   (1.09)  20.53      10.21     101,693
  2003         19.87      1.07       (.15)   .92   (1.09)    (.05)  (1.14)  19.65       4.73      58,372
  2002         18.91      1.19        .85   2.04   (1.08)      --   (1.08)  19.87      10.97      28,691
  2001         18.58      1.06        .33   1.39   (1.06)      --   (1.06)  18.91       7.70      10,958
Class C (6/99)
  2006(e)      21.83       .49        .08    .57    (.51)      --    (.51)  21.89       2.60     701,866
  2005         20.54      1.06       1.35   2.41   (1.11)    (.01)  (1.12)  21.83      12.00     463,435
  2004         19.66      1.13        .88   2.01   (1.13)      --   (1.13)  20.54      10.43     156,610
  2003         19.88      1.10       (.14)   .96   (1.13)    (.05)  (1.18)  19.66       4.94      43,463
  2002         18.93      1.22        .85   2.07   (1.12)      --   (1.12)  19.88      11.13      13,485
  2001         18.59      1.09        .35   1.44   (1.10)      --   (1.10)  18.93       7.96       4,675
Class R (6/99)
  2006(e)      21.85       .58        .07    .65    (.59)      --    (.59)  21.91       2.97     153,824
  2005         20.55      1.21       1.37   2.58   (1.27)    (.01)  (1.28)  21.85      12.87      78,569
  2004         19.67      1.28        .88   2.16   (1.28)      --   (1.28)  20.55      11.24      19,073
  2003         19.89      1.27       (.16)  1.11   (1.28)    (.05)  (1.33)  19.67       5.73       8,627
  2002         18.94      1.37        .84   2.21   (1.26)      --   (1.26)  19.89      11.96       7,096
  2001         18.61      1.20        .37   1.57   (1.24)      --   (1.24)  18.94       8.72       2,845
---------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                               Ratios/Supplemental Data
           -------------------------------------------------------------------------
              Before Credit/           After            After Credit/
              Reimbursement       Reimbursement(c)     Reimbursement(d)
HIGH YIELD ------------------   ------------------   ------------------
                        Ratio                Ratio                Ratio
                       of Net               of Net               of Net
                      Invest-              Invest-              Invest-
           Ratio of      ment   Ratio of      ment   Ratio of      ment
           Expenses    Income   Expenses    Income   Expenses    Income
                 to        to         to        to         to        to
            Average   Average    Average   Average    Average   Average   Portfolio
Year Ended      Net       Net        Net       Net        Net       Net    Turnover
April 30,    Assets    Assets     Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------------------------
Class A (6/99)
  2006(e)       .87%*    4.98%*      .87%*    4.98%*      .86%*    4.98%*         2%
  2005          .91      5.52        .91      5.52        .91      5.53           5
  2004          .95      6.07        .95      6.07        .95      6.07          18
  2003         1.17      6.12       1.17      6.12       1.16      6.13          24
  2002         1.09      6.76       1.09      6.76       1.08      6.78          21
  2001         1.23      6.35       1.22      6.36       1.20      6.38          11
Class B (6/99)
  2006(e)      1.62*     4.24*      1.62*     4.24*      1.61*     4.24*          2
  2005         1.66      4.84       1.66      4.84       1.65      4.85           5
  2004         1.70      5.33       1.70      5.33       1.69      5.33          18
  2003         1.91      5.39       1.91      5.39       1.90      5.40          24
  2002         1.84      6.02       1.84      6.02       1.83      6.03          21
  2001         1.98      5.62       1.97      5.63       1.95      5.65          11
Class C (6/99)
  2006(e)      1.42*     4.43*      1.42*     4.43*      1.41*     4.43*          2
  2005         1.46      4.98       1.46      4.98       1.46      4.98           5
  2004         1.51      5.52       1.51      5.52       1.50      5.52          18
  2003         1.73      5.57       1.73      5.57       1.71      5.58          24
  2002         1.64      6.19       1.64      6.19       1.63      6.21          21
  2001         1.79      5.80       1.78      5.81       1.76      5.83          11
Class R (6/99)
  2006(e)       .67*     5.17*       .67*     5.17*       .66*     5.17*          2
  2005          .71      5.70        .71      5.70        .71      5.71           5
  2004          .75      6.27        .75      6.27        .75      6.28          18
  2003          .93      6.37        .93      6.37        .92      6.38          24
  2002          .89      6.94        .89      6.94        .87      6.95          21
  2001         1.11      6.41       1.09      6.43       1.07      6.45          11
------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended October 31, 2005.



                                See accompanying notes to financial statements.

----
106

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                       Investment Operations      Less Distributions
                                    --------------------------- ----------------------                    --------


ALL-AMERICAN




                                                     Net
                          Beginning       Net  Realized/            Net                 Ending              Ending
                                Net   Invest- Unrealized        Invest-                    Net                 Net
Year Ended                    Asset      ment       Gain           ment  Capital         Asset     Total    Assets
April 30,                     Value Income(a)     (Loss)  Total  Income    Gains  Total  Value Return(b)     (000)
-------------------------------------------------------------------------------------------------------------------
Class A (10/88)
  2006(e)                    $11.03      $.24      $(.15)  $.09   $(.25)     $-- $(.25) $10.87       .77% $237,139
  2005                        10.75       .51        .29    .80    (.52)      --  (.52)  11.03      7.58   234,606
  2004                        10.94       .54       (.18)   .36    (.55)      --  (.55)  10.75      3.31   224,903
  2003                        10.83       .57        .12    .69    (.58)      --  (.58)  10.94      6.54   228,695
  2002                        10.70       .59        .11    .70    (.57)      --  (.57)  10.83      6.61   232,260
  2001                        10.33       .57        .36    .93    (.56)      --  (.56)  10.70      9.23   246,468
Class B (2/97)
  2006(e)                     11.05       .20       (.16)   .04    (.20)      --  (.20)  10.89       .38    36,927
  2005                        10.77       .43        .29    .72    (.44)      --  (.44)  11.05      6.75    40,377
  2004                        10.95       .46       (.18)   .28    (.46)      --  (.46)  10.77      2.62    43,771
  2003                        10.84       .49        .12    .61    (.50)      --  (.50)  10.95      5.73    46,719
  2002                        10.71       .51        .10    .61    (.48)      --  (.48)  10.84      5.79    43,402
  2001                        10.34       .49        .36    .85    (.48)      --  (.48)  10.71      8.41    37,370
Class C (6/93)
  2006(e)                     11.03       .21       (.16)   .05    (.21)      --  (.21)  10.87       .47    73,725
  2005                        10.75       .45        .29    .74    (.46)      --  (.46)  11.03      6.97    74,254
  2004                        10.93       .48       (.17)   .31    (.49)      --  (.49)  10.75      2.83    71,038
  2003                        10.82       .51        .12    .63    (.52)      --  (.52)  10.93      5.94    70,466
  2002                        10.69       .53        .10    .63    (.50)      --  (.50)  10.82      6.01    68,617
  2001                        10.32       .51        .36    .87    (.50)      --  (.50)  10.69      8.63    68,025
Class R (2/97)
  2006(e)                     11.07       .25       (.15)   .10    (.26)      --  (.26)  10.91       .85     6,651
  2005                        10.78       .53        .30    .83    (.54)      --  (.54)  11.07      7.83     6,767
  2004                        10.96       .56       (.17)   .39    (.57)      --  (.57)  10.78      3.57     5,534
  2003                        10.85       .59        .12    .71    (.60)      --  (.60)  10.96      6.71     5,177
  2002                        10.71       .61        .12    .73    (.59)      --  (.59)  10.85      6.88     4,449
  2001                        10.34       .59        .36    .95    (.58)      --  (.58)  10.71      9.41     2,546
-------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                               Ratios/Supplemental Data
                          -------------------------------------------------------------------------
                             Before Credit/           After            After Credit/
                             Reimbursement       Reimbursement(c)     Reimbursement(d)
ALL-AMERICAN              ------------------   ------------------   ------------------
                                       Ratio                Ratio                Ratio
                                      of Net               of Net               of Net
                                     Invest-              Invest-              Invest-
                          Ratio of      ment   Ratio of      ment   Ratio of      ment
                          Expenses    Income   Expenses    Income   Expenses    Income
                                to        to         to        to         to        to
                           Average   Average    Average   Average    Average   Average   Portfolio
Year Ended                     Net       Net        Net       Net        Net       Net    Turnover
April 30,                   Assets    Assets     Assets    Assets     Assets    Assets        Rate
---------------------------------------------------------------------------------------------------
Class A (10/88)
  2006(e)                      .80%*    4.35%*      .80%*    4.35%*      .79%*    4.36%*         5%
  2005                         .80      4.68        .80      4.68        .80      4.68          11
  2004                         .82      4.92        .82      4.92        .81      4.92          25
  2003                         .81      5.22        .81      5.22        .81      5.22          25
  2002                         .81      5.40        .81      5.40        .80      5.40          29
  2001                         .87      5.33        .87      5.33        .85      5.35          27
Class B (2/97)
  2006(e)                     1.55*     3.60*      1.55*     3.60*      1.54*     3.61*          5
  2005                        1.55      3.93       1.55      3.93       1.55      3.94          11
  2004                        1.57      4.17       1.57      4.17       1.56      4.18          25
  2003                        1.56      4.47       1.56      4.47       1.56      4.47          25
  2002                        1.56      4.65       1.56      4.65       1.55      4.66          29
  2001                        1.62      4.59       1.62      4.59       1.60      4.60          27
Class C (6/93)
  2006(e)                     1.35*     3.80*      1.35*     3.80*      1.34*     3.81*          5
  2005                        1.35      4.13       1.35      4.13       1.35      4.13          11
  2004                        1.37      4.37       1.37      4.37       1.36      4.37          25
  2003                        1.36      4.67       1.36      4.67       1.36      4.67          25
  2002                        1.36      4.85       1.36      4.85       1.35      4.86          29
  2001                        1.42      4.78       1.42      4.78       1.40      4.80          27
Class R (2/97)
  2006(e)                      .60*     4.55*       .60*     4.55*       .59*     4.55*          5
  2005                         .60      4.87        .60      4.87        .60      4.87          11
  2004                         .62      5.12        .62      5.12        .61      5.12          25
  2003                         .61      5.42        .61      5.42        .61      5.42          25
  2002                         .60      5.62        .60      5.62        .60      5.62          29
  2001                         .67      5.54        .67      5.54        .65      5.56          27
---------------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended October 31, 2005.

                                See accompanying notes to financial statements.

----
107

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations       Less Distributions
                     ---------------------------  ----------------------                    -----------------------------
                                                                                                        Before Credit/
                                                                                                        Reimbursement
INSURED                                                                                              ------------------
                                                                                                                  Ratio
                                                                                                                 of Net
                                                                                                                Invest-
                                                                                                     Ratio of      ment
                                      Net                                                            Expenses    Income
           Beginning       Net  Realized/             Net                 Ending              Ending       to        to
                 Net   Invest- Unrealized         Invest-                    Net                 Net  Average   Average
Year Ended     Asset      ment       Gain            ment  Capital         Asset     Total    Assets      Net       Net
April 30,      Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)     (000)   Assets    Assets
--------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2006(e)     $11.04      $.23      $(.19) $ .04    $(.23)     $-- $(.23) $10.85       .30% $205,716      .79%*    4.10%*
  2005         10.86       .47        .19    .66     (.48)      --  (.48)  11.04      6.19   200,707      .79      4.32
  2004         11.19       .49       (.32)   .17     (.50)      --  (.50)  10.86      1.50   200,862      .81      4.43
  2003         10.78       .51        .42    .93     (.52)      --  (.52)  11.19      8.80   193,907      .81      4.66
  2002         10.71       .53        .08    .61     (.54)      --  (.54)  10.78      5.75   142,345      .84      4.86
  2001         10.35       .54        .36    .90     (.54)      --  (.54)  10.71      8.86   120,700      .83      5.10
Class B (2/97)
  2006(e)      11.05       .19       (.20)  (.01)    (.18)      --  (.18)  10.86      (.08)   37,229     1.55*     3.35*
  2005         10.86       .39        .20    .59     (.40)      --  (.40)  11.05      5.48    40,777     1.54      3.58
  2004         11.20       .41       (.34)   .07     (.41)      --  (.41)  10.86       .65    44,231     1.57      3.68
  2003         10.78       .43        .43    .86     (.44)      --  (.44)  11.20      8.07    44,579     1.56      3.91
  2002         10.72       .45        .07    .52     (.46)      --  (.46)  10.78      4.87    30,529     1.59      4.11
  2001         10.35       .46        .37    .83     (.46)      --  (.46)  10.72      8.17    24,161     1.58      4.35
Class C (9/94)
  2006(e)      10.96       .19       (.18)   .01     (.19)      --  (.19)  10.78       .09    33,994     1.34*     3.55*
  2005         10.78       .41        .18    .59     (.41)      --  (.41)  10.96      5.60    33,857     1.34      3.78
  2004         11.11       .43       (.33)   .10     (.43)      --  (.43)  10.78       .91    35,547     1.36      3.88
  2003         10.69       .45        .42    .87     (.45)      --  (.45)  11.11      8.31    33,172     1.36      4.10
  2002         10.63       .46        .07    .53     (.47)      --  (.47)  10.69      5.05    21,871     1.39      4.31
  2001         10.26       .48        .36    .84     (.47)      --  (.47)  10.63      8.36    14,858     1.38      4.55
Class R (12/86)
  2006(e)      11.01       .24       (.19)   .05     (.23)      --  (.23)  10.83       .48   590,515      .59*     4.30*
  2005         10.83       .50        .18    .68     (.50)      --  (.50)  11.01      6.38   614,657      .59      4.53
  2004         11.16       .51       (.32)   .19     (.52)      --  (.52)  10.83      1.67   634,616      .61      4.63
  2003         10.74       .53        .43    .96     (.54)      --  (.54)  11.16      9.10   678,397      .61      4.86
  2002         10.68       .55        .06    .61     (.55)      --  (.55)  10.74      5.84   653,220      .64      5.06
  2001         10.31       .56        .37    .93     (.56)      --  (.56)  10.68      9.18   640,759      .63      5.30
--------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
           Ratios/Supplemental Data
           ----------------------------------------------------
                  After            After Credit/
             Reimbursement(c)     Reimbursement(d)
INSURED    ------------------   ------------------
                        Ratio                Ratio
                       of Net               of Net
                      Invest-              Invest-
           Ratio of      ment   Ratio of      ment
           Expenses    Income   Expenses    Income
                 to        to         to        to
            Average   Average    Average   Average   Portfolio
Year Ended      Net       Net        Net       Net    Turnover
April 30,    Assets    Assets     Assets    Assets        Rate
---------------------------------------------------------------
Class A (9/94)
  2006(e)       .79%*    4.10%*      .79%*    4.10%*        17%
  2005          .79      4.32        .79      4.33          26
  2004          .81      4.43        .81      4.43          16
  2003          .81      4.66        .80      4.66          31
  2002          .84      4.86        .84      4.87          35
  2001          .83      5.10        .82      5.11          20
Class B (2/97)
  2006(e)      1.55*     3.35*      1.54*     3.35*         17
  2005         1.54      3.58       1.54      3.58          26
  2004         1.57      3.68       1.56      3.69          16
  2003         1.56      3.91       1.55      3.91          31
  2002         1.59      4.11       1.59      4.12          35
  2001         1.58      4.35       1.57      4.35          20
Class C (9/94)
  2006(e)      1.34*     3.55*      1.34*     3.55*         17
  2005         1.34      3.78       1.34      3.78          26
  2004         1.36      3.88       1.36      3.88          16
  2003         1.36      4.10       1.35      4.11          31
  2002         1.39      4.31       1.39      4.32          35
  2001         1.38      4.55       1.37      4.56          20
Class R (12/86)
  2006(e)       .59*     4.30*       .59*     4.30*         17
  2005          .59      4.53        .59      4.53          26
  2004          .61      4.63        .61      4.63          16
  2003          .61      4.86        .60      4.87          31
  2002          .64      5.06        .64      5.07          35
  2001          .63      5.30        .62      5.31          20
---------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended October 31, 2005.

                                See accompanying notes to financial statements.

----
108

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                       Investment Operations       Less Distributions
                                    --------------------------- -----------------------                    ----------


INTERMEDIATE DURATION




                                                     Net
                          Beginning       Net  Realized/            Net                  Ending                Ending
                                Net   Invest- Unrealized        Invest-                     Net                   Net
Year Ended                    Asset      ment       Gain           ment  Capital          Asset     Total      Assets
April 30,                     Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)       (000)
----------------------------------------------------------------------------------------------------------------------
Class A (6/95)
  2006(e)                     $9.10      $.17      $(.12)  $.05   $(.17)   $  --  $(.17)  $8.98       .49% $  260,461
  2005                         9.01       .35        .22    .57    (.35)    (.13)  (.48)   9.10      6.39     250,322
  2004                         9.32       .39       (.22)   .17    (.41)    (.07)  (.48)   9.01      1.86     234,434
  2003                         9.27       .44        .10    .54    (.44)    (.05)  (.49)   9.32      5.85     269,694
  2002                         9.23       .45        .05    .50    (.45)    (.01)  (.46)   9.27      5.54     258,363
  2001                         8.91       .45        .33    .78    (.45)    (.01)  (.46)   9.23      8.99     192,021
Class B (2/97)
  2006(e)                      9.11       .13       (.11)   .02    (.13)      --   (.13)   9.00       .20      32,645
  2005                         9.02       .28        .22    .50    (.28)    (.13)  (.41)   9.11      5.55      36,106
  2004                         9.33       .32       (.22)   .10    (.34)    (.07)  (.41)   9.02      1.07      37,167
  2003                         9.27       .37        .10    .47    (.36)    (.05)  (.41)   9.33      5.15      35,116
  2002                         9.23       .38        .05    .43    (.38)    (.01)  (.39)   9.27      4.73      18,837
  2001                         8.91       .38        .34    .72    (.39)    (.01)  (.40)   9.23      8.19      12,912
Class C (6/95)
  2006(e)                      9.11       .14       (.11)   .03    (.14)      --   (.14)   9.00       .30      62,343
  2005                         9.02       .30        .22    .52    (.30)    (.13)  (.43)   9.11      5.75      63,972
  2004                         9.33       .34       (.22)   .12    (.36)    (.07)  (.43)   9.02      1.27      62,461
  2003                         9.27       .39        .10    .49    (.38)    (.05)  (.43)   9.33      5.35      48,890
  2002                         9.22       .40        .06    .46    (.40)    (.01)  (.41)   9.27      5.05      31,690
  2001                         8.90       .40        .33    .73    (.40)    (.01)  (.41)   9.22      8.36      18,421
Class R (11/76)
  2006(e)                      9.11       .18       (.12)   .06    (.17)      --   (.17)   9.00       .70   2,212,002
  2005                         9.02       .37        .22    .59    (.37)    (.13)  (.50)   9.11      6.59   2,298,373
  2004                         9.33       .41       (.22)   .19    (.43)    (.07)  (.50)   9.02      2.06   2,373,846
  2003                         9.28       .46        .09    .55    (.45)    (.05)  (.50)   9.33      6.05   2,557,682
  2002                         9.24       .47        .05    .52    (.47)    (.01)  (.48)   9.28      5.74   2,550,022
  2001                         8.91       .47        .34    .81    (.47)    (.01)  (.48)   9.24      9.32   2,531,085
----------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                              Ratios/Supplemental Data
                          -------------------------------------------------------------------------
                             Before Credit/           After            After Credit/
                             Reimbursement       Reimbursement(c)     Reimbursement(d)
INTERMEDIATE DURATION     ------------------   ------------------   ------------------
                                       Ratio                Ratio                Ratio
                                      of Net               of Net               of Net
                                     Invest-              Invest-              Invest-
                          Ratio of      ment   Ratio of      ment   Ratio of      ment
                          Expenses    Income   Expenses    Income   Expenses    Income
                                to        to         to        to         to        to
                           Average   Average    Average   Average    Average   Average   Portfolio
Year Ended                     Net       Net        Net       Net        Net       Net    Turnover
April 30,                   Assets    Assets     Assets    Assets     Assets    Assets        Rate
----------------------------------------------------------------------------------------------------
Class A (6/95)
  2006(e)                      .76%*    3.67%*      .76%*    3.67%*      .75%*    3.67%*        19%
  2005                         .76      3.85        .76      3.85        .76      3.85          32
  2004                         .78      4.23        .78      4.23        .78      4.24          63
  2003                         .79      4.67        .79      4.67        .79      4.67          28
  2002                         .80      4.83        .80      4.83        .79      4.83          15
  2001                         .79      4.90        .79      4.90        .78      4.91           9**
Class B (2/97)
  2006(e)                     1.51*     2.92*      1.51*     2.92*      1.50*     2.92*         19
  2005                        1.51      3.10       1.51      3.10       1.51      3.10          32
  2004                        1.53      3.48       1.53      3.48       1.53      3.48          63
  2003                        1.54      3.93       1.54      3.93       1.53      3.93          28
  2002                        1.55      4.08       1.55      4.08       1.54      4.09          15
  2001                        1.54      4.15       1.54      4.15       1.53      4.16           9**
Class C (6/95)
  2006(e)                     1.31*     3.12*      1.31*     3.12*      1.30*     3.12*         19
  2005                        1.31      3.30       1.31      3.30       1.31      3.30          32
  2004                        1.33      3.66       1.33      3.66       1.33      3.67          63
  2003                        1.34      4.12       1.34      4.12       1.34      4.13          28
  2002                        1.35      4.28       1.35      4.28       1.34      4.28          15
  2001                        1.34      4.35       1.34      4.35       1.33      4.36           9**
Class R (11/76)
  2006(e)                      .56*     3.87*       .56*     3.87*       .55*     3.87*         19
  2005                         .56      4.05        .56      4.05        .56      4.05          32
  2004                         .58      4.44        .58      4.44        .58      4.44          63
  2003                         .59      4.87        .59      4.87        .59      4.87          28
  2002                         .60      5.03        .60      5.03        .59      5.03          15
  2001                         .59      5.11        .59      5.11        .58      5.11           9**
----------------------------------------------------------------------------------------------------

*  Annualized.
** The cost of securities acquired in the acquisition of Nuveen Intermediate
   Municipal Bond Fund of $53,652,345 were excluded from the portfolio turnover rate calculation.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended October 31, 2005.

                                See accompanying notes to financial statements.

----
109

Selected data for a share outstanding throughout each period:


Class (Commencement Date)
                                       Investment Operations      Less Distributions
                                    --------------------------- ----------------------                    --------


LIMITED TERM




                                                     Net
                          Beginning       Net  Realized/            Net                 Ending              Ending
                                Net   Invest- Unrealized        Invest-                    Net                 Net
Year Ended                    Asset      ment       Gain           ment  Capital         Asset     Total    Assets
April 30,                     Value Income(a)     (Loss)  Total  Income    Gains  Total  Value Return(b)     (000)
-------------------------------------------------------------------------------------------------------------------
Class A (10/87)
  2006(e)                    $10.76      $.18      $(.14)  $.04   $(.17)     $-- $(.17) $10.63       .40% $485,025
  2005                        10.78       .35       (.02)   .33    (.35)      --  (.35)  10.76      3.08   489,920
  2004                        10.86       .37       (.10)   .27    (.35)      --  (.35)  10.78      2.53   523,396
  2003                        10.72       .42        .16    .58    (.44)      --  (.44)  10.86      5.52   508,735
  2002                        10.63       .48        .10    .58    (.49)      --  (.49)  10.72      5.54   405,542
  2001                        10.35       .49        .28    .77    (.49)      --  (.49)  10.63      7.62   359,383
Class C (12/95)
  2006(e)                     10.74       .16       (.14)   .02    (.16)      --  (.16)  10.60       .14   300,234
  2005                        10.76       .32       (.03)   .29    (.31)      --  (.31)  10.74      2.75   313,073
  2004                        10.84       .33       (.09)   .24    (.32)      --  (.32)  10.76      2.20   355,503
  2003                        10.70       .37        .18    .55    (.41)      --  (.41)  10.84      5.18   330,728
  2002                        10.61       .44        .10    .54    (.45)      --  (.45)  10.70      5.20   148,198
  2001                        10.34       .45        .28    .73    (.46)      --  (.46)  10.61      7.16    75,476
Class R (2/97)
  2006(e)                     10.72       .19       (.14)   .05    (.19)      --  (.19)  10.58       .43    15,021
  2005                        10.74       .37       (.02)   .35    (.37)      --  (.37)  10.72      3.33    17,786
  2004                        10.82       .39       (.09)   .30    (.38)      --  (.38)  10.74      2.77    11,931
  2003                        10.68       .43        .18    .61    (.47)      --  (.47)  10.82      5.77     8,308
  2002                        10.60       .50        .09    .59    (.51)      --  (.51)  10.68      5.70     3,219
  2001                        10.33       .51        .28    .79    (.52)      --  (.52)  10.60      7.78       384
-------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                               Ratios/Supplemental Data
                          -------------------------------------------------------------------------
                             Before Credit/           After            After Credit/
                             Reimbursement       Reimbursement(c)     Reimbursement(d)
LIMITED TERM              ------------------   ------------------   ------------------
                                       Ratio                Ratio                Ratio
                                      of Net               of Net               of Net
                                     Invest-              Invest-              Invest-
                          Ratio of      ment   Ratio of      ment   Ratio of      ment
                          Expenses    Income   Expenses    Income   Expenses    Income
                                to        to         to        to         to        to
                           Average   Average    Average   Average    Average   Average   Portfolio
Year Ended                     Net       Net        Net       Net        Net       Net    Turnover
April 30,                   Assets    Assets     Assets    Assets     Assets    Assets        Rate
---------------------------------------------------------------------------------------------------
Class A (10/87)
  2006(e)                      .72%*    3.27%*      .72%*    3.27%*      .72%*    3.27%*        28%
  2005                         .72      3.29        .72      3.29        .72      3.29          37
  2004                         .73      3.36        .73      3.36        .73      3.36          29
  2003                         .73      3.85        .73      3.85        .72      3.86          31
  2002                         .75      4.46        .75      4.46        .73      4.47          26
  2001                         .76      4.65        .76      4.65        .76      4.65          22
Class C (12/95)
  2006(e)                     1.07*     2.92*      1.07*     2.92*      1.07*     2.92*         28
  2005                        1.07      2.93       1.07      2.93       1.07      2.94          37
  2004                        1.08      3.01       1.08      3.01       1.08      3.01          29
  2003                        1.08      3.45       1.08      3.45       1.08      3.46          31
  2002                        1.09      4.11       1.09      4.11       1.08      4.12          26
  2001                        1.11      4.30       1.11      4.30       1.11      4.30          22
Class R (2/97)
  2006(e)                      .52*     3.47*       .52*     3.47*       .52*     3.47*         28
  2005                         .52      3.48        .52      3.48        .52      3.49          37
  2004                         .53      3.56        .53      3.56        .53      3.56          29
  2003                         .53      3.99        .53      3.99        .53      3.99          31
  2002                         .52      4.64        .52      4.64        .51      4.65          26
  2001                         .56      4.84        .56      4.84        .56      4.85          22
---------------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended October 31, 2005.

                                See accompanying notes to financial statements.

----
110

            Annual Investment Management Agreement Approval Process

At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the Investment Management Agreement between each Fund and NAM.

The Approval Process
To assist the Board in its evaluation of an advisory contract with NAM, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by NAM; the organization of NAM, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group"); the profitability of NAM and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of NAM in providing the various services; the management fees of NAM, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of NAM's management fees with the fees NAM assesses to other types of investment products or accounts, if any; the soft dollar practices of NAM; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered each Investment Management Agreement with NAM. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by NAM and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services
In evaluating the nature, extent and quality of NAM's services, the Trustees reviewed information concerning the types of services that NAM or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group; information describing NAM's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of NAM. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of NAM's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of NAM. In their review of the advisory contracts for the fixed income funds, such as the Funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund
Family: Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Funds, other Nuveen funds and NAM, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of NAM.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, NAM's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the


----
111
same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

In addition to the above, in reviewing the variety of additional services that NAM or its affiliates must provide to closed-end funds, such as the Funds, the independent Trustees determined that Nuveen's commitment to supporting the secondary market for the common shares of its closed-end funds is particularly noteworthy. In this regard, the Trustees noted Nuveen's efforts to sponsor numerous forums for analysts and specialists regarding the various Nuveen closed-end funds, its creation of a new senior position dedicated to providing secondary market support services and enhancing communications with investors and analysts, and its advertising and media relations efforts designed to raise investor and analyst awareness of the closed-end funds.

With respect to services provided to municipal funds, including the Funds, the Trustees also noted, among other things, the enhancements NAM implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify NAM's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments). With respect to certain of the Nuveen funds with a less seasoned portfolio, the Trustees also noted the hedging program implemented for such funds and the team responsible for developing, implementing and monitoring the hedging procedures. The hedging program was designed to help maintain the applicable fund's duration with certain benchmarks.

Based on their review, the Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds under the Investment Management Agreements.

B. The Investment Performance of the Fund and Adviser
As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group. Among other things, the Board received materials reflecting a Fund's historic performance and the Fund's performance compared to its Peer Group. In evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group.

As noted above, the performance data included, among other things, the respective Fund's performance relative to its peers. More specifically, a Fund's one-, three- and five-year total returns (as applicable) for the periods ending December 31, 2004 were evaluated relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all funds in the Peer Group. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability
 1. Fees and Expenses
 In evaluating the management fees and expenses that a Fund is expected to bear, the Trustees considered the respective Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of NAM, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in the Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect these Economies of Scale." In their review of the fee and expense information provided, including, in particular, the expense ratios of the unaffiliated funds in the respective Peer Group, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to such peers.

 2. Comparisons with the Fees of Other Clients
 The Trustees further compared the fees of NAM to the fees NAM assessed for other types of clients investing in municipal funds (such as municipal managed accounts). With respect to such separately managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Funds. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to


----
112
 the differences in services, the Trustees also considered, among other things, the differences in product distribution, investment policies, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

 3. Profitability of NAM
 In conjunction with its review of fees, the Trustees also considered NAM's profitability. The Trustees reviewed NAM's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed NAM's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc. and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered NAM's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that NAM's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

 In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect these Economies of Scale In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grow and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Nuveen funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits
In evaluating fees, the Trustees also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. In this regard, the Trustees considered revenues received by Nuveen for serving as agent for broker-dealers at its preferred trading desk and for acting as co-manager in the initial public offering of new closed-end exchange-traded funds.

F. Other Considerations
Nuveen, until recently, was a majority-owned subsidiary of St. Paul Travelers Companies, Inc. ("St. Paul"). As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul had begun to reduce its interest in Nuveen which will ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the Investment Management Agreements with NAM and the automatic termination of such agreements. Accordingly, the Board also considered the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various


----
113
transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the respective operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the respective Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

G. Approval
The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreements should be approved and that the new, post-change of control NAM Investment Managements Agreement be approved and recommended to shareholders.


----
114

                                     Notes

--------------------------------------------------------------------------------
115

                                     Notes

--------------------------------------------------------------------------------
116

--------------------------------------------------------------------------------
  Fund Information
================================================================================


  Fund Manager            Legal Counsel              Transfer Agent and
  Nuveen Asset Management Chapman and Cutler LLP     Shareholder Services
  333 West Wacker Drive   Chicago, IL                Boston Financial
  Chicago, IL 60606                                  Data Services, Inc.
                          Independent Registered     Nuveen Investor Services
                          Public Accounting Firm     P.O. Box 8530
                          PricewaterhouseCoopers LLP Boston, MA 02266-8530
                          Chicago, IL                (800) 257-8787

                          Custodian
                          State Street Bank & Trust
                          Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
117

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $131 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

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[LOGO] Nuveen Investments

MSA-NAT-1005D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date January 6, 2006
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date January 6, 2006
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date January 6, 2006
     ----------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.